Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 17, 2024 (including the annexes, schedules, exhibits and other attachments hereto, this “First Amendment”), by and among Vistra Zero Operating Company, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and Citibank, N.A., as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as modified hereby).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of March 26, 2024 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the First Amendment Effective Date referred to below, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to Sections 13.1 and 13.7 of the Credit Agreement, the Borrower and certain of the Lenders party hereto constituting not less than all of the Lenders holding Initial Term Loans directly and adversely affected by the terms of this First Amendment and the transactions contemplated hereby agree to a decrease of the interest rate margins applicable to the Initial Term Loans under the Credit Agreement as set forth herein, in each case subject to the terms and conditions hereof; and

WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower and the Lenders party hereto agree to amend certain other provisions of the Credit Agreement as set forth herein, in each case subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Amendments to the Credit Agreement. Effective as of the First Amendment Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to incorporate the changes reflected in the redlined version of the Credit Agreement attached hereto as Exhibit A.

B. Conditions Precedent. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:

1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower and each of the other Credit Parties, (ii) the Administrative Agent and the Collateral Agent, (iii) any Person that acquires any Initial Term Loans from any First Amendment Non-Consenting Initial Term Loan Lender as contemplated by Section B.5 below and (iv) each Term Loan Lender (determined after giving effect to Section B.5 below).

2. The Borrower shall have (a) paid all fees and other amounts earned, due and payable to any Joint Lead Arranger pursuant to any agreements or arrangements entered into on or prior to the First Amendment Effective Date pursuant to which the Borrower has agreed to compensate any such Joint Lead Arranger on or prior to the First Amendment Effective Date in connection with the transactions contemplated by this First Amendment and (b) to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date, reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this First Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable fees, charges and disbursements of counsel for Agents as required to be paid or reimbursed pursuant to the Credit Agreement.

3. The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the First Amendment Effective Date, certifying as to (I) the accuracy (with respect to clauses (i), (ii) and (iii) of Section C.2 of this First Amendment, in all material respects) of the matters set forth in Section C.2 of this First Amendment and (II) the satisfaction of the condition set forth in Section B.4 of this First Amendment.

4. No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this First Amendment and the transactions contemplated by this First Amendment).

5. (x) The Initial Term Loans held by each Term Loan Lender holding Initial Term Loans immediately prior to the First Amendment Effective Date that has not executed and delivered a counterpart of this First Amendment to the Administrative Agent on or prior to 5:00 p.m. (New York City time) on December 12, 2024 (or such later time and date as the Administrative Agent may agree in its sole discretion), and constitutes a Non-Consenting Lender as contemplated by Section 13.7(b) of the Credit Agreement (each, a “First Amendment Non-Consenting Initial Term Loan Lender”) shall have been assigned to an assignee Lender in accordance with Sections 13.6(b) and 13.7 of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Sections 2.11 and 13.6 of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 13.6(b)(ii) of the Credit Agreement in connection with this First Amendment and the transactions contemplated hereby) and (z) all accrued and unpaid interest on all Initial Term Loans of each First Amendment Non-Consenting Initial Term Loan Lender shall have been paid in full by the assignee Lender to such First Amendment Non-Consenting Initial Term Loan Lender in accordance with Section 13.7(b) of the Credit Agreement.

6. The Borrower shall have paid on the First Amendment Effective Date, all accrued and outstanding interest with respect to the Initial Term Loans outstanding immediately prior to the effectiveness of this First Amendment on the First Amendment Effective Date (irrespective of whether such accrued amounts are otherwise then due and payable by the terms of the Credit Agreement).

7. The Administrative Agent shall have received, at least two Business Days prior to the First Amendment Effective Date, all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender party hereto and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case, to the extent reasonably requested in writing at least five (5) Business Days prior to the First Amendment Effective Date by the Administrative Agent or any Lender party hereto.

C. Other Terms.

1. Terms Related to Replacement. The parties hereto agree that (i) the Interest Periods applicable to the outstanding Initial Term Loans as of the First Amendment Effective Date shall not be affected by this First Amendment and (ii) the Borrower is exercising its rights under Section 13.7 of the Credit Agreement in connection with this First Amendment to require that each First Amendment Non-Consenting Initial Term Loan Lender assign all of its interests, rights and obligations under the Credit Documents to one or more assignees identified by the Borrower or the Administrative Agent, and the

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Administrative Agent shall coordinate the transfer of all Initial Term Loans of each such First Amendment Non-Consenting Initial Term Loan Lender to the identified assignees, which transfers shall be effected in accordance with Sections 13.6 and 13.7(b) of the Credit Agreement (subject to Section C.12 of this First Amendment) and shall be effective as of the First Amendment Effective Date, and each assignee acquiring Initial Term Loans in connection with such transfers shall have provided a signature page to this First Amendment consenting hereto with respect to such acquired Initial Term Loans.

2. Credit Party Certifications. By execution of this First Amendment, each Credit Party hereby certifies, solely with respect to itself and on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the First Amendment Effective Date:

(i)

such Credit Party has the corporate or other organizational power and authority to execute and deliver this First Amendment and carry out the terms and provisions of this First Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and performance of this First Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(ii)

such Credit Party has duly executed and delivered this First Amendment and each of this First Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(iii)

none of the execution and delivery by such Credit Party of this First Amendment, the performance by such Credit Party of this First Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of such Credit Party;

(iv)

the representations and warranties of such Credit Party contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the First Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

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(v)	no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby; and

(vi)	the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2). The applicable exclusion is 31 C.F.R. §1020.315(b)(5).

3. Borrower Covenants. By its execution of this First Amendment, the Borrower hereby covenants that the Borrower shall make any payments to First Amendment Non-Consenting Initial Term Loan Lender required pursuant to Section 2.11 of the Credit Agreement in connection with the Initial Term Loans.

4. Amendment, Modification and Waiver. This First Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

5. Entire Agreement. This First Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Severability. Any term or provision of this First Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this First Amendment or affecting the validity or enforceability of any of the terms or provisions of this First Amendment in any other jurisdiction. If any provision of this First Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8. Counterparts. This First Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

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9.	Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

a.

submits for itself and its property in any legal action or proceeding relating to this First Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

b.

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

c.

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

d.	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

e.

subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section C.9 any special, exemplary, punitive or consequential damages; and

f.	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

11. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the First Amendment Effective Date and after giving effect to this First Amendment and the transactions contemplated hereby, all Obligations of the Borrower shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this First Amendment, as of the First Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the First Amendment Effective Date and after giving effect to this First Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms

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all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby) to which it is a party, in each case after giving effect to this First Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to which it is a party to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the First Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this First Amendment effected hereby and the other transactions contemplated hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement (as modified hereby). This First Amendment shall not extinguish the obligations of the parties outstanding under the Security Documents or discharge, release or otherwise change the priority of any Lien on any Collateral pursuant to any of the Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations, guarantees and liabilities outstanding under the Security Documents, and it is the intent of the parties hereto to confirm that all of the respective obligations of each of the Borrower and each other Credit Party under the Security Documents to which it is a party shall continue in full force and effect.

12. Assignments. The Borrower and the Administrative Agent hereby consent to (a) each assignment of Initial Term Loans made by any First Amendment Non-Consenting Initial Term Loan Lender to any assignee in connection with the replacement of any First Amendment Non-Consenting Initial Term Loan Lender (but only to the extent the applicable assignee is Citibank, N.A., an affiliate thereof or has been identified on a list approved by the Borrower on or prior to First Amendment Effective Date) and (b) each assignment of Initial Term Loans made by the assignee referred to in immediately preceding clause (a) to any assignee (but only to the extent the applicable assignee (or an affiliate thereof) has been identified on a list approved by the Borrower on or prior to the First Amendment Effective Date).

13. Miscellaneous. This First Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby). Except as specifically modified by this First Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this First Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Amendment as of the date first set forth above.

CITIBANK, N.A., as Administrative Agent and
Collateral Agent

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

1988 CLO 1 Ltd., as a Lender
By: Muzinich & Co. Inc as Portfolio Manager

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

1988 CLO 2 Ltd, as a Lender
By: 1988 Asset Management, LLC as Portfolio Manager

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

1988 CLO 3 Ltd., as a Lender
By 1988 Asset Management, LLC, its Portfolio Manager
By: Muzinich & Co., Inc., its sole member

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

1988 CLO 4 Ltd., as a Lender

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

1988 CLO 5 Ltd., as a Lender

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

610 Funding CLO 2, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

720 EAST CLO 2022-I, LTD., as a Lender
By: Northwestern Mutual Investment Management
Company, LLC as Collateral Manager

By:	/s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

720 EAST CLO 2023-I, LTD., as a Lender
BY: NORTHWESTERN MUTUAL INVESTMENT MANAGEMENT COMPANY, LLC, AS COLLATERAL MANAGER

By:	/s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

720 EAST CLO 2023-II, LTD., as a Lender
By: Northwestern Mutual Investment Management
Company, LLC as Collateral Manager

By:	/s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

720 EAST CLO IV, LTD., as a Lender
By: Northwestern Mutual Investment Management
Company, LLC as Collateral Manager

By:	/s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

720 East CLO V, Ltd., as a Lender
By Northwestern Mutual Investment Management
Company, LLC, as Collateral Manager

By:	/s/ Andrew Wassweiler
Name: Andrew Wassweiler
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

AB BSL CLO 1 Ltd., as a Lender

By:	/s/ Riley O’Connor
Name: Riley O’Connor
Title: Corporate Actions Analyst

[Signature Page to Vistra Zero First Amendment]

AB BSL CLO 2 Ltd., as a Lender

By:	/s/ Riley O’Connor
Name: Riley O’Connor
Title: Corporate Actions Analyst

[Signature Page to Vistra Zero First Amendment]

AB BSL CLO 3 Ltd., as a Lender

By:	/s/ Riley O’Connor
Name: Riley O’Connor
Title: Corporate Actions Analyst

[Signature Page to Vistra Zero First Amendment]

AB BSL CLO 4 Ltd., as a Lender

By:	/s/ Riley O’Connor
Name: Riley O’Connor
Title: Corporate Actions Analyst

[Signature Page to Vistra Zero First Amendment]

Accident Compensation Corporation, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

ACE American Insurance Company, as a Lender
By: T. Rowe Price Associates, Inc. as investment manager

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

AG GLOBAL DEBT STRATEGY PARTNERS SPV-1 LLC, as a Lender
By: Angelo, Gordon & Co, L.P. its Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Allegro CLO VIII-S, Ltd., as a Lender
AXA IM US INC for and on behalf of Allegro CLO VIII-S, Ltd

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

ALLEGRO CLO V-S, LTD., as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AXA IM Inc. For and on behalf of Allegro CLO X, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AXA IM Inc. For and on behalf of Allegro CLO XI, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

Allegro CLO XII, Ltd, as a Lender
AXA IM INC FOR AND ON BEHALF OF Allegro
CLO XII, Ltd

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

Allegro CLO XIII, Ltd., as a Lender
AXA IM INC FOR AND ON BEHALF OF Allegro
CLO
XIII, Ltd.

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

Allegro CLO XVI, Ltd., as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AlpInvest CAPM Holdings, LLC, as a Lender By: Carlyle Global Credit Investment Management, L.L.C. As SubAdvisor for Carlyle AlpInvest Private Markets Funds

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

[Signature Page to Vistra Zero First Amendment]

AMMC CLO 24, Limited, as a Lender By: American Money Management Corp., As: Collateral Manager

By:	/s/ David Meyer
Name: David Meyer Title: Senior Vice President

[Signature Page to Vistra Zero First Amendment]

AMMC CLO 28, Limited, as a Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer Title: Senior Viee President

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 13, Ltd., as a Lender

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 15, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 16, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 17, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 18, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 19, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 20, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 21, Ltd, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 24, Ltd, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 25, Ltd., as a Lender

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 26, Ltd., as a Lender
By: Anchorage Collateral Management, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 28, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., as Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 29, Ltd., as a Lender By: Anchorage Collateral Management, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 6-WH, Ltd., as a Lender By: Anchorage Collateral Management, L.L.C., its Portfolio Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Anchorage Capital CLO 8, Ltd., as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY, as a Lender By Barings LLC as Investment Adviser

By:	/s/ Karl Hermann
Name: Karl Hermann Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

ATLAS SENIOR LOAN FUND XV, LTD., as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ James Guido
Name: James Guido Title: Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XVI, Ltd., as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ James Guido
Name: James Guido Title: Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XVII, Ltd., as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ James Guido
Name: James Guido Title: Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XVIII, Ltd., as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ James Guido
Name:	James Guido
Title:	Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi
Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XX, Ltd., as a Lender
By: Crescent Capital Group, LP, its Collateral Manager

By:	/s/ James Guido
Name:	James Guido
Title:	Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi
Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XXI, Ltd., as a Lender
By: Crescent Capital Group LP, its advisor

By:	/s/ James Guido
Name:	James Guido
Title:	Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi
Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XXII, Ltd., as a Lender

By:	/s/ James Guido
Name:	James Guido
Title:	Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi
Vice President

[Signature Page to Vistra Zero First Amendment]

Atlas Senior Loan Fund XXIII, Ltd., as a Lender

By:	/s/ James Guido
Name:	James Guido
Title:	Assistant Vice President

/s/ Zachary Nuzzi
Zachary Nuzzi
Vice President

[Signature Page to Vistra Zero First Amendment]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XIV, Ltd., as a Lender

By:	/s/ Yumiko Licznerski
Name:	Yumiko Licznerski
Title:	Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XV, Ltd., as a Lender

By:	/s/ Yumiko Licznerski
Name:	Yumiko Licznerski
Title:	Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AXA IM Paris SA for and on behalf of AXA IM Loan Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:	Yumiko Licznerski
Title:	Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

AXA IM Paris SA for and on behalf of FDNC US Senior Loans, as a Lender

By:	/s/ Yumiko Licznerski
Name:	Yumiko Licznerski
Title:	Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2023-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2023-2, Limited, as a Lender

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2023-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2023-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2024-1, Limited, as a Lender

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2024-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Bain Capital Credit CLO 2024-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Partner/CFO

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2021-1 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2021-2 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2022-1 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2023-1 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2023-2 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Balboa Bay Loan Funding 2024-1 Ltd, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

BANK LOAN TRUST 1, A SERIES TRUST OF SIM UMBRELLA UNIT TRUST A, as a Lender
By Symetra Investment Management Company, acting as its agent

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

BANK OF AMERICA N.A., as a Lender

By:	/s/ Craig Raye II
Name: Craig Raye II
Title: AVP

[For any Lender requiring a second signature]

By:
Name:
Title:

[Signature Page to Vistra Zero First Amendment]

Banner Health, as a Lender

By:	/s/ Sarka Higgin
Name:	Sarka Higgin
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Barclays Bank PLC, as a Lender

By:	/s/ Jake Reynolds
Name:	Jake Reynolds
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bardot CLO, Ltd., as a Lender
By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Barings CLO Ltd. 2024-II, as a Lender
By Barings LLC, as Collateral Manager

By:	/s/ Karl Hermann
Name:	Karl Hermann
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Barings CLO Ltd. 2024-III, as a Lender

By:	/s/ Karl Hermann
Name:	Karl Hermann
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Barings CLO Ltd. 2024-IV, as a Lender
By: Barings LLC, as Collateral Manager

By:	/s/ Karl Hermann
Name:	Karl Hermann
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Barings CLO Ltd. India, as a Lender
By: Barings LLC, as Collateral Manager

By:	/s/ Hermann, Karl
Name:	Hermann, Karl
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Barings Global High Yield Credit Strategies Limited, as a Lender
By: Barings LLC as Investment Manager

By:	/s/ Karl Hermann
Name:	Karl Hermann
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

BARINGS GLOBAL LOAN AND HIGH YIELD BOND LIMITED, as a Lender
By: Barings LLC as Sub-Investment Manager

By:	/s/ Karl Hermann
Name:	Karl Hermann
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Barings Loan Partners CLO Ltd. 5, as a Lender
By: Barings LLC as Collateral Manager

By:	/s/ Hermann, Karl
Name:	Hermann, Karl
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Battery Park CLO II Ltd., as a Lender
By: Goldman Sachs Asset Manager, L.P., as Collateral Manager

By:	/s/ Chelsea Kwik
Name:	Chelsea Kwik
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

BBAM US CLO I, LTD, as a Lender
BlueBay Asset Management USA LLC acting as agent for: BBAM US CLO I, Ltd

By:	/s/ Victoria Venes
Name:	Victoria Venes
Title:	Head of Loan Closing

[Signature Page to Vistra Zero First Amendment]

BBAM US CLO II, Ltd, as a Lender
BlueBay Asset Management USA LLC acting as agent for: BBAM US CLO II, Ltd

By:	/s/ Victoria Venes
Name:	Victoria Venes
Title:	Head of Loan Closing

[Signature Page to Vistra Zero First Amendment]

BBAM US CLO III, LTD., as a Lender

By:	/s/ Victoria Venes
Name:	Victoria Venes
Title:	Head of Loan Closing

[Signature Page to Vistra Zero First Amendment]

BBAM US CLO IV, Ltd., as a Lender
By: RBC Global Asset Management (U.S.) Inc. acting as agent for BBAM US CLO IV, Ltd

By:	/s/ Victoria Venes
Name:	Victoria Venes
Title:	Head of Loan Closing

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO V-B, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XII-B, LTD, as a Lender

By:	/s/ Frink, Seth
Name:	Frink, Seth
Title:	M

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XX, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXII, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXVII, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXVIII, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXX, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXXI, Ltd., as a Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXXIV, Ltd., as a Lender

By:	/s/ Frink, Seth
Name:	Frink, Seth
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Benefit Street Partners CLO XXXV, Ltd., as a Lender

By:	/s/ Frink, Seth
Name:	Frink, Seth
Title:	M

[Signature Page to Vistra Zero First Amendment]

BNP PARIBAS, as a Lender

By:	/s/ David N Morin
Name: David N Morin
Title: Managing Director

By:	/s/ Nancy Broadbent
Name: Nancy Broadbent
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

BNY Mellon Investment Funds IV, Inc. - BNY Mellon Floating Rate Income Fund, as a Lender
Alcentra NY, LLC for and on behalf of BNY Mellon Funds IV, Inc. - BNY Mellon Floating Rate Income Fund

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to Vistra Zero First Amendment]

Bon Secours Mercy health, Inc., as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2021-17R Ltd., as a Lender
By: Marathon Asset Management L.P. Its Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2023-19 Ltd., as a Lender
By: Marathon Asset Management, L.P. as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2023-20 LTD., as a Lender
By Marathon Asset Management L.P., as Collateral manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2023-21 Ltd., as a Lender
By: Marathon Asset Management L.P., as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2024-22 Ltd., as a Lender
By Marathon Asset Management L.P. Its Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2024-23 Ltd., as a Lender
By Marathon Asset Management L.P. Its Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Bryant Park Funding 2024-24 Ltd., as a Lender
By: Marathon Asset Management L.P., as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Builders Asset Management, LLC, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to Vistra Zero First Amendment]

Builders Initiative Foundation, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

California Street CLO IX, Limited Partnership, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Canyon CLO 2019-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

CANYON CLO 2023-2, LTD., as a Lender
By: Canyon CLO Advisors, LLC

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Carlyle Global Market Strategies CLO 2016-1, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2017-2, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2018-4 Ltd, as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2019-1 Ltd, as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2019-2 Ltd, as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2019-3, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2019-4, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2020-1, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2020-2, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-1, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-10, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-2, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-3S, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-4, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-5, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-6, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-7, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-8, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2021-9, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-1, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-2, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-3, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-4, Ltd, as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-5, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2022-6, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2023-1, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2023-2, Ltd., as a Lender
By: Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2023-3, Ltd., as a Lender
By: Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2023-4, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2023-5, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-1, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-2, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-3, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-4, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-6, Ltd., as a Lender
Carlyle CLO Management LLC

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Carlyle US CLO 2024-G, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CarVal CLO III, Ltd., as a Lender
By: CarVal CLO Management, LLC its-attorney-in-fact

By:	/s/ Vincent Conley
Name: Vincent Conley
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

CarVal CLO VI-C Ltd, as a Lender
By: CarVal CLO Management, LLC its-attorney-in-fact

By:	/s/ Vincent Conley
Name: Vincent Conley
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

CarVal CLO VII-C Ltd., as a Lender
By: CarVal CLO Management, LLC its-attorney-in-fact

By:	/s/ Vincent Conley
Name: Vincent Conley
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

CarVal CLO VIII-C Ltd., as a Lender
By: CarVal CLO Management, LLC its-attorney-in-fact

By:	/s/ Vincent Conley
Name: Vincent Conley
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Catholic Responsible Investments Bond Fund, as a Lender
By: Symphony Alternative Asset Management LLC - Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Catholic Responsible Investments Opportunistic Bond Fund, as a Lender
By: Symphony Alternative Asset Management LLC - Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

CBAM 2017-2, LTD., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2017-3, LTD., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2019-11R, LTD., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2019-9, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2020-12, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2020-13, Ltd., as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2021-14, Ltd., as a Lender
By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CBAM 2021-15, LLC, as a Lender

By:	/s/ Lauren Basmadijan
Name: Lauren Basmadijan
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ David Quinn
Name: David Quinn
Title: Attorney in Fact

[Signature Page to Vistra Zero First Amendment]

Columbia Cent CLO 27 Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Cent CLO 29, Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

COLUMBIA CENT CLO 30 LIMITED, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Cent CLO 31 Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Cent CLO 32, Limited., as a Lender
By: Columbia Cent CLO Advisers, LLC
As Collateral Manager

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Cent CLO 33 Limited, as a Lender

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Eric Johnson
Name: Eric Johnson
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Total Return Bond Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Eric Johnson
Name: Eric Johnson
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Variable Portfolio - Intermediate Bond Fund, a series of Columbia Funds Variable Series Trust II, as a Lender

By:	/s/ Eric Johnson
Name: Eric Johnson
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust, as a Lender

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Commonwealth Savers Plan, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Credos Floating Rate Fund LP, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
General Partner

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO I, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO II, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO III, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO IV, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO V, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Crown City CLO VI, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Custom Leveraged Loan Fund SPV LLC, as a Lender its sole member
By: Goldman Sachs Asset Management, L.P., acting solely as its investment adviser and not as principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Delaware Group Income Funds - Delaware Floating
Rate Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[Signature Page to Vistra Zero First Amendment]

Delaware Public Employees’ Retirement System, as a Lender
By: T. Rowe Price Associates, Inc., as investment manager

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

Diversified Credit Portfolio Ltd., as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Vistra Zero First Amendment]

DoubleLine Capital LP as Collateral Manager to: Parallel 2021-2 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Duquesne Light Company Pension Trust, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

DWS Floating Rate Fund, as a Lender
By: DWS Investment Management Americas its Investment Sub-Advisor

By:	/s/ kirk maurer
Name: kirk maurer
Title: director high yield

/s/ Toure Douglas
Toure Douglas
Associate HY Analyst

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 14 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 15 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 16 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 17 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 18 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 19 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 20 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 21 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 22 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 23 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 24 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 25 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 26 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 27 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 28 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 29 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 30 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 31 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 33 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 34 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO 36 Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO I, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO II, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO III, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO IV, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO IX, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO V Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO VI, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO VII Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO VIII, Ltd, as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO X, Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO XI, Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Elmwood CLO XII, Ltd., as a Lender

By:	/s/ Ryan Brown
Name: Ryan Brown
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

First American Title Insurance Company, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

First Eagle BSL CLO 2019-1 Ltd., as a Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

First Trust TCW Unconstrained Plus Bond ETF, as a Lender
By: TCW Investment Management Company, acting solely as its investment manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL IX Limited, as a Lender
By: FC BSL IX Management LLC, its collateral manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL VII Limited, as a Lender
By: FC BSL VII Management LLC, its collateral manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL VIII Limited, as a Lender
By: FC BSL VIII Management LLC, its collateral manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL X LIMITED, as a Lender
By: FC BSL X Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XI LIMITED, as a Lender
By: FC BSL XI Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XII Limited, as a Lender
By: FC BSL XII Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XIII Limited, as a Lender
By: FC BSL XIII Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XIV Limited, as a Lender
By: FC BSL XIV Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XIX Limited, as a Lender
By: FC BSL XIX Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XV LIMITED, as a Lender
By: FC BSL XV Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XVI LIMITED, as a Lender
By: FC BSL XVI Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XVII LIMITED, as a Lender
By: FC BSL XVII Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XVIII LIMITED, as a Lender
By: FC BSL XVIII Management LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

FORTRESS CREDIT BSL XX LIMITED, as a Lender
By: FC BSL CLO Manager III LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XXI Limited, as a Lender
By: FC BSL CLO MANAGER V LLC, its Collateral Manager

By:	/s/ Tim Bailey
Name: Tim Bailey
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XXII Limited, as a Lender
By: FC BSL CLO MANAGER V LLC, its Collateral Manager

By:	/s/ Bailey, Tim
Name: Bailey, Tim
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XXIV Limited, as a Lender

By:	/s/ Bailey, Tim
Name: Bailey, Tim
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Fortress Credit BSL XXV Limited, as a Lender
By: FC BSL Management LLC Series V, its Collateral Manager

By:	/s/ Bailey, Tim
Name: Bailey, Tim
Title: Treasurer

[Signature Page to Vistra Zero First Amendment]

Four Points Multi-Strategy Master Fund Inc., as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Distressed Account

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Fundo de Pensoes, as a Lender

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

GALLATIN CLO X 2023-1, LTD., as a Lender
By: Aquarian Credit Partners LLC as its Collateral Administrator

By:	/s/ Jeff Byrne
Name: Jeff Byrne
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Global Senior Loans Select (Lux), as a Lender by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Goldman Sachs Trust - Goldman Sachs High Yield Floating Rate Fund, as a Lender
Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Harvest US CLO 2023-1, Ltd., as a Lender
By: Investcorp Credit Management US LLC, as
Collateral
Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

[Signature Page to Vistra Zero First Amendment]

Harvest US CLO 2024-1 Ltd., as a Lender
By: Investcorp Credit Management US LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

[Signature Page to Vistra Zero First Amendment]

Highmark Inc., as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

ICG Rhinebeck CLO 2021-4, Ltd, as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2014-1, Ltd., as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2015-2R, Ltd, as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2016-1, Ltd., as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2017-1, Ltd., as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2020-1, Ltd., as a Lender

By:	/s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2021-1, Ltd., as a Lender

By:	/s/ David Saitowitz
Name:	David Saitowitz
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2021-3, Ltd, as a Lender

By:	/s/ David Saitowitz
Name:	David Saitowitz
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2022-1(i), Ltd., as a Lender

By:	/s/ David Saitowitz
Name:	David Saitowitz
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2023-1(I), LTD., as a Lender
By: ICG – Intermediate Capital Group, as Portfolio
Manager

By:	/s/ David Saitowitz
Name:	David Saitowitz
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICG US CLO 2024-1, Ltd., as a Lender
By: ICG Debt Advisors LLC, as Portfolio
Manager

By:	/s/ David Saitowitz
Name:	David Saitowitz
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ICM Global Floating Rate Income Limited, as a Lender
By: Investcorp Credit Management US LLC, as Portfolio
Manager

By:	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	Head of US CLOs and Broadly Syndicated Loans

[Signature Page to Vistra Zero First Amendment]

IG Mackenzie Floating Rate Income Fund, as a Lender

By:	/s/ Movin Mokbel
Name:	Movin Mokbel
Title:	VP Investments

/s/ Daniel Cooper
Daniel Cooper
VP Investments

[Signature Page to Vistra Zero First Amendment]

ImpactAssets Inc., as a Lender
By: Nuveen Asset Managment, LLC (“NAM”), as agent

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2021-1, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2021-2, Ltd, as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Manager,
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By: Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2021-3, Ltd, as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Manager
By: Invesco CLO Equity 3 Asociates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2022-1, Ltd, as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager,
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By: Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2022-2, Ltd, as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco CLO 2022-3, Ltd, as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Floating Rate ESG Fund, as a Lender
BY: Invesco Senior Secured Management, Inc. as Sub- Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Floating Rate Income Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as Sub- Adviser
By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Peak Nine, L.P., as a Lender
By: Invesco Peak Nine GP, LLC, its general partner
By: Invesco Senior Secured Management, Inc., its sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Invesco Sakura US Senior Secured Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Senior Loan Fund, as a Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

INVESCO SSL FUND LLC, as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Teton Fund LLC, as a Lender
By: Invesco Senior Secured Management, Inc., as
Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2023-1, Ltd., as a Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2023-2, Ltd., as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2023-3, Ltd., as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2023-4, Ltd., as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2024-1, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

INVESCO U.S. CLO 2024-2, LTD., as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By: Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco U.S. CLO 2024-3, Ltd., as a Lender
By: Invesco CLO Equity Fund 3 L.P., as Collateral
Manager
By: Invesco CLO Equity 3 Associates, LLC, as General
Partner
By: Invesco Senior Secured Management, Inc., as
Managing Member

By:	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Investors Life Insurance Company of North America, as a Lender its sole member
By: Goldman Sachs Asset Management, L.P., acting solely as its investment adviser and not as principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

ISMIE MUTUAL INSURANCE COMPANY, as a Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ kirk maurer
Name: kirk maurer
Title: director high yield

/s/ Toure Douglas
Toure Douglas
Associate HY Analyst

[Signature Page to Vistra Zero First Amendment]

James River Insurance Company, as a Lender
BY: Angelo, Gordon & Co., L.P. as Investment
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Jamestown CLO IX Ltd., as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

Jamestown CLO XIV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

JAMESTOWN CLO XV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

Jamestown CLO XVI Ltd, as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

JAMESTOWN CLO XVII LTD., as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

Jamestown CLO XVIII Ltd, as a Lender
By: Investcorp Credit Management US LLC, as
Portfolio Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated
Loans

[Signature Page to Vistra Zero First Amendment]

JANA Multi-Sector Credit Trust, as a Lender

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

JEFFERIES LEVERAGED CREDIT
PRODUCTS, LLC, as a Lender

By:	/s/ Aaron Ries
Name: Aaron Ries
Title: Managing Director

[For any Lender requiring a second signature]

By:
Name:
Title:

[Signature Page to Vistra Zero First Amendment]

JNL/Multi-Manager Floating Rate Income Fund, as a Lender
By: PPM America, Inc., as sub-adviser

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

JNL/PIMCO Investment Grade Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

JNL/PPM America Total Return Fund, a series of JNL Investors Series Trust, as a Lender
By: PPM America, Inc. as sub-adviser

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

JPMorgan Chase Retirement Plan, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Kentucky Retirement Systems, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Kentucky Retirement Systems Insurance Trust Fund, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust, as a Lender
By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Lehigh Valley Hospital, Inc., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

LGPS Central Global Active Multi-Asset Credit Multi
Manager Fund, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Liberty Mutual Insurance Company, as a Lender

By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Lockheed Martin Corporation Deferred Management Incentive Compensation Trust, as a Lender
By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

Lockheed Martin Corporation Defined Contribution Plans Master Trust, as a Lender
By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

L’Oeillet Limited, as a Lender

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Mackenzie Floating Rate Income ETF, as a Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

/s/ Daniel Cooper
Daniel Cooper
VP Investments

[Signature Page to Vistra Zero First Amendment]

Mackenzie Floating Rate Income Fund, as a Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

/s/ Daniel Cooper
Daniel Cooper
VP Investments

[Signature Page to Vistra Zero First Amendment]

Mackenzie High Quality Floating Rate Fund, as a Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

/s/ Daniel Cooper
Daniel Cooper
VP Investments

[Signature Page to Vistra Zero First Amendment]

Macquarie Senior Secured Loans Fund, as a Lender
By: Macquarie Investment Management Advisers on behalf of Macquarie Senior Secured Loans Fund

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[Signature Page to Vistra Zero First Amendment]

Man US CLO 2024-1 LTD, as a Lender
By: GLG LLC, as Collateral Manager

By:	/s/ Chris Breslin
Name: Chris Breslin
Title: Credit Analyst

[Signature Page to Vistra Zero First Amendment]

MARATHON CLO 14 LTD, as a Lender
By Marathon Asset Management L.P., as Collateral Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Marathon CLO 2020-15 Ltd., as a Lender
By Marathon Asset Management L.P.
Its Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Marathon CLO 2021-16 Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Marathon Petroleum Master Retirement Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XIX Ltd, as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XV Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XVI Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XVII Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XVIII Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XX Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XXI Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

MARBLE POINT CLO XXII LTD., as a Lender
By: Marble Point CLO Management LLC

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XXIII, Ltd, as a Lender
Marble Point CLO Management as Warehouse Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XXIV Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Marble Point CLO XXV Ltd, as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

MassMutual Global Credit Income Opportunities Fund, as a Lender
By: Barings LLC as, as Investment Subadviser

By:	/s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Max M. & Marjorie S. Fisher Foundation, Inc., as a Lender
By: Teachers Advisors, Inc.

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Menard, Inc., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Mercer Investments (Australia) Limited ATF Mercer
Sustainable Plus Global Credit Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Milton Hershey School Trust, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Minnesota State Board of Investment, as a Lender
By: Columbia Management Investment Advisers, LLC, as its agent

By:	/s/ Eric S. Johnson II
Name: Eric S. Johnson II
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

MLC Investments Limited as trustee for WM Pool - Fixed Interest Trust No. 5, as a Lender

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

MLC Investments Limited as trustee for WM Pool - High Yield Fixed Interest Trust, as a Lender

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

MLC Investments Limited as trustee of WM Pool - Fixed Interest Trust No. 5., as a Lender
By: Barings LLC as Investment Manager

By:	/s/ Hermann, Karl
Name: Hermann, Karl
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

MLC Investments Limited as trustee of WM Pool - High Yield Fixed Interest Trust, as a Lender
By: Barings LLC as Investment Manager

By:	/s/ Hermann, Karl
Name: Hermann, Karl
Title: M

[Signature Page to Vistra Zero First Amendment]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Polina Sanchez
Name: Polina Sanchez
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Motor Trades Association of Australia Superannuation
Fund Pty Ltd ATF Spirit Super, as a Lender

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel and Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

MP CLO VIII, Ltd., as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

[Signature Page to Vistra Zero First Amendment]

Muzinich & Co., (Ireland) Limited for the account of Muzinich Enhancedyield Short-Term Fund, as a Lender

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

MUZINICH LOW DURATION FUND, as a Lender

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

Muzinich Sustainable Credit Fund, as a Lender

By:	/s/ Ashish Shah
Name: Ashish Shah
Title: CLO Operations Manager

[Signature Page to Vistra Zero First Amendment]

National Philanthropic Trust, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

NCPIF SPV I LLC, as a Lender
By: Churchill Asset Management LLC, as agent

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nebraska Investment Council, as a Lender
By: Barings LLC as Investment Manager

By:	/s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

NGC 2024-I CLO, Ltd., as a Lender

By:	/s/ Julie Shattuck
Name: Julie Shattuck
Title: Director

[Signature Page to Vistra Zero First Amendment]

Northern Ireland Local Government Officers’
Superannuation Committee, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Adviso

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

Northwoods Capital 22, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Northwoods Capital 25, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Northwoods Capital 27, Limited, as a Lender
By: Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Northwoods Capital XV, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Northwoods Capital XVIII, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Nuveen Credit Strategies Income Fund, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Floating Rate Income Fund, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Floating Rate Income Fund, A Series of
Nuveen Investment Trust III, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Global Green Bond Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Global Investors Fund PLC/ Nuveen Global Core Impact Bond Fund, as a Lender
By: Teachers Advisors, LLC, on behalf of Nuveen Global Core Impact Bond Fund (a sub-fund of Nuveen Global Investors Fund PLC)

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Luxembourg FCP-RAIF - Nuveen U.S.
Floating Rate Loan Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Luxembourg UCI II SICAV S.A. - Nuveen
U.S. Senior Loan ESG Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Multi-Asset Income Fund, as a Lender
By: Symphony Alternative Asset Management LLC - Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Nuveen Senior Loan Fund, L.P., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

NYLI Floating Rate Fund, a series of New York Life Investments Funds Trust, as a Lender
By: NYL Investors LLC, its Subadvisor

By:	/s/ Daniel Mena
Name: Daniel Mena
Title: Director

[Signature Page to Vistra Zero First Amendment]

NYLI VP Floating Rate Portfolio, a series of New York Life Investments VP Funds Trust, as a Lender
By: NYL Investors LLC, its Subadvisor

By:	/s/ Daniel Mena
Name: Daniel Mena
Title: Director

[Signature Page to Vistra Zero First Amendment]

Oaktree CLO 2024-26, Ltd., as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Guichet
Name: Andrew Guichet
Title: Senior Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director and Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Ocean Trails CLO XII Ltd, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Lindsay Sugimoto
Name: Lindsay Sugimoto
Title: Principal

[Signature Page to Vistra Zero First Amendment]

Ocean Trails CLO XIV Ltd, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Lindsay Sugimoto
Name: Lindsay Sugimoto
Title: Principal

[Signature Page to Vistra Zero First Amendment]

Ocean Trails CLO XVI Ltd., as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Lindsay Sugimoto
Name: Lindsay Sugimoto
Title: Principal

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT FUNDING 1, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 10, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 11, Ltd., as a Lender
By: Oak Hill Advisors L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 12, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 13, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 14, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Collateral Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 15, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 16, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 17, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 18, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 19, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT FUNDING 2, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 3, LTD., as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT FUNDING 4, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 5, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 6, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Auhtorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 7, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 8, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorised Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Funding 9, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT PARTNERS VII, LTD., as a Lender
BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT PARTNERS XII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Partners XIII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Partners X-R Ltd., as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA CREDIT PARTNERS XV, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Credit Partners XVI, Ltd., as a Lender
By: Oak Hill Advisors L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

[Signature Page to Vistra Zero First Amendment]

OHA Credit Partners XVII, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA LOAN FUNDING 2015-1 LTD., as a Lender
BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OHA Loan Funding 2016-1, Ltd., as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

OneAscent Core Plus Bond ETF, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2015-1, Ltd, as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2018-1, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2018-2, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2019-1, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2020-3, Ltd., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2021-1, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2021-2, Ltd., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2021-3, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2021-4, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2022-1, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2022-2, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2022-3, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2022-4, Ltd., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2022-5, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2023-1, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2023-2, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2023-3, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2023-4, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2024-1, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2024-2, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square CLO 2024-3, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Credit Funding 2019-1, Ltd, as a Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Income Plus CIT, as a Lender
BY: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Income Plus Fund, as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Income Plus Fund LLC, as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Loan Funding 2024-1, Ltd., as a Lender

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Loan Funding 2024-2, LTD., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

Palmer Square Loan Funding 2024-3, Ltd., as a Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Kate Doehring
Name: Kate Doehring
Title: Associate Portfolio Manager

[Signature Page to Vistra Zero First Amendment]

DoubleLine Capital LP as Collateral Manager to:
Parallel 2020-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

DoubleLine Capital LP as Collateral Manager to:
Parallel 2021-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

DoubleLine Capital LP as Collateral Manager to: Parallel 2023-1 Ltd, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Partner Reinsurance Company Ltd, as a Lender
By Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Partner Reinsurance Company of the U.S., as a Lender
By: Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Pension Reserves Investment Trust Fund, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds - PIMCO Sector Fund Series - H, as a Lender

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: PIMCO Credit Opportunities Bond
Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: PIMCO High Yield Spectrum Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of
IFTCO

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: PIMCO Investment Grade Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: PIMCO Long Duration Total Return Fund, as a Lender

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: PIMCO Long-Term Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Funds: Private Account Portfolio Series
PIMCO Long Duration Credit Bond Portfolio, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

PIMCO Income Strategy Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

[Signature Page to Vistra Zero First Amendment]

Pioneer Floating Rate Fund, as a Lender
By: Amundi Asset Management US, Inc.,
Its investment adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[Signature Page to Vistra Zero First Amendment]

Pioneer Floating Rate Fund, Inc., as a Lender
By: Amundi Asset Management US, Inc.,
Its investment adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[Signature Page to Vistra Zero First Amendment]

Pioneer Investments Diversified Loans Fund, as a Lender
By: Amundi Asset Management US, Inc.,
Its investment adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[Signature Page to Vistra Zero First Amendment]

PPM CLO 2 Ltd., as a Lender
By: PPM Loan Management Company, LLC, as Asset Manager

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

PPM CLO 3 Ltd., as a Lender
By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

PPM CLO 4 Ltd., as a Lender

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

PPM CLO 5 Ltd., as a Lender
By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

PPM CLO 6-R Ltd., as a Lender
By: PPM Loan Management Company 2, LLC as Asset Manager

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

PPM CLO 7 Ltd, as a Lender
By: PPM Loan Management Company 2, LLC, as Portfolio Manager

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Principal Diversified Real Asset CIT, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Principal Funds Inc, - Diversified Real Asset Fund, as a Lender
BY: Symphony Asset Management LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Principal Funds, Inc. - Diversified Income Fund,
as a Lender
Principal Funds, Inc. - Global Diversified Income Fund:
Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Prudential Hong Kong Limited, as a Lender
By: PPM America, Inc., as attorney in fact

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Rad CLO 10, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 11, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 12, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 14, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 15, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 16, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 17, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

RAD CLO 18, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 19, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

RAD CLO 20, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 21, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 22, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

RAD CLO 23, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

RAD CLO 25, Ltd, as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 5, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 6, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 7, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Rad CLO 9, Ltd., as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

[Signature Page to Vistra Zero First Amendment]

Recette CLO, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

REGATTA IX FUNDING LTD., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta VI Funding Ltd, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta VII Funding Ltd, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

REGATTA VIII FUNDING LTD, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XII Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XIX Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XVI Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XVII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XVIII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XX Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXI Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXIII Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXIV Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXV Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXVI Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

REGATTA XXVII FUNDING LTD., as a Lender

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regatta XXVIII Funding Ltd., as a Lender

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Regence Bluecross Blueshield of Oregon, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Regence Bluecross Blueshield of Utah, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Regence BlueShield of Idaho, Inc., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Retirement Plan for Employees of the Federal Reserve System Trust, as a Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to Vistra Zero First Amendment]

Riserva CLO, Ltd, as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Rockford Tower CLO 2017-1, Ltd, as a Lender
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Taha Hussain
Name:	Taha Hussain
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Rockford Tower CLO 2019-1, Ltd., as a Lender
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Taha Hussain
Name:	Taha Hussain
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Rockford Tower CLO 2019-2, Ltd., as a Lender
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Taha Hussain
Name:	Taha Hussain
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Rockford Tower CLO 2021-3, Ltd., as a Lender
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Taha Hussain
Name:	Taha Hussain
Title:	Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Romark CLO - III Ltd, as a Lender
By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Romark CLO - IV Ltd., as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel and Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Romark CLO - V Ltd., as a Lender
By: Romark CLO Advisors LLC as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Sentry Insurance Company, as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[Signature Page to Vistra Zero First Amendment]

Shenkman Capital Floating Rate High Income Fund, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Shenkman Multi-Asset Credit Master Fund, as a Lender
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel and Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Shenkman Multi-Asset Credit Values Screening Master Fund, as a Lender

By:	/s/ Todorovich, Serge
Name:	Todorovich, Serge
Title:	General Counsel and Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

Signal Peak CLO 11, Ltd., as a Lender

By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director

[Signature Page to Vistra Zero First Amendment]

Signal Peak CLO 3, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Signal Peak CLO 5, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Six Circles Multi-Strategy Fund, as a Lender
By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

SKF USA Inc. Master Trust, as a Lender
By: PPM America, Inc., as agent and investment adviser on behalf of its client

By:	/s/ James Henderson
Name: James Henderson
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

AXA IM Paris SA for and on behalf of Sogecap
Diversified Loans Fund, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[Signature Page to Vistra Zero First Amendment]

State of New Mexico State Investment Council, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager,

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

SYMETRA LIFE INSURANCE COMPANY, as a Lender
By Symetra Investment Management Company, acting as its agent

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 30, Ltd, as a Lender
By: Symphony Alternative Asset Management LLC, acting through its Series 1- Management Series, as Collateral
Manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 34-PS, Ltd., as a Lender
By: Symphony Alternative Asset Management LLC -
Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 35, Ltd., as a Lender by Symphony Alternative Asset Management LLC,
Acting Through its Series 1- Management Series c/o Nuveen Asset Management, LLC as Collateral
Manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

SYMPHONY CLO 36, LTD, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 37, Ltd., as a Lender
By: Symphony Alternative Asset Management LLC -
Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 38, Ltd., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 39, Ltd., as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 40, Ltd., as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO 42, Ltd., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

SYMPHONY CLO 43, LTD., as a Lender
By: Nuveen Asset Management, as Portfolio Manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XVIII, Ltd, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXI, LTD., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXII, LTD., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXIX, LTD., as a Lender
By: Symphony Alternative Asset Management LLC, acting through its Series 1- Management Series, as
Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXV Ltd, as a Lender
By: Symphony Alternative Asset Management LLC, acting through its Series 1 - Management Series, as
Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXVI, Ltd., as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXVIII, LTD, as a Lender
By: Symphony Alternative Asset Management LLC, acting through its Series-1 Management Series

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXXI, Ltd., as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXXII, Ltd., as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony CLO XXXIII, Ltd., as a Lender
By: Symphony Alternative Asset Management LLC -
Series 1 - Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Symphony Floating Rate Senior Loan Fund, as a Lender
By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Bond Trust I, as a Lender
By: T. Rowe Price Trust Company, Trustee

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Floating Rate ETF, as a Lender
By: T. Rowe Price Associates as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Floating Rate Trust, as a Lender
By: T. Rowe Price Trust Company, Trustee

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Global Multi-Sector Bond Fund, Inc., as a Lender

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Global Multi-Sector Bond Pool, as a Lender
By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Global Multi-Sector Bond Trust, as a Lender
By: T. Rowe Price Trust Company, as trustee

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price New Income Fund, Inc., as a Lender

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Total Return ETF, as a Lender
By T. Rowe Price Associates, Inc, as investment advisor

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

T. Rowe Price Total Return Fund, Inc, as a Lender

By:	/s/ Christopher Hannan
Name: Christopher Hannan
Title: Junior Trader

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2017-1, LTD., as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2019-1 AMR, LTD., as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2019-2, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2020-1, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2021-1, Ltd, as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2021-2, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2022-1, Ltd., as a Lender
By: TCW Asset Management Company LLC As Asset Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2023-1, Ltd., as a Lender
By: TCW ASSET MANAGEMENT COMPANY LLC, as Portfolio Manager

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2023-2, Ltd., as a Lender

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2024-1, Ltd., as a Lender

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW CLO 2024-2, Ltd., as a Lender

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

TCW Flexible Income ETF, as a Lender

By:	/s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

[Signature Page to Vistra Zero First Amendment]

Teachers Advisors, Inc., on behalf of TIAA-Cref Green
Bond Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Teachers Advisors, LLC, on behalf of Mercy
Investment Services, Inc., as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Teachers Advisors, LLC, on behalf of Nuveen U.S.
Core Impact Bond Fund (a sub-fund of Nuveen Global Investors Fund PLC), as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Teachers’ Retirement System of the State of Kentucky, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

[Signature Page to Vistra Zero First Amendment]

The Carl Victor Page Memorial Foundation, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

The University of Arizona Academic Enhancement
Trust, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Teachers Advisors, Inc., on behalf of TIAA-CREF Core
Impact Bond Fund, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

TIAA-CREF Investment Management, LLC, On behalf of College Retirement Equities Fund - Social Choice
Account, as a Lender

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO VI, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

TRINITAS CLO VII, LTD., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO X, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XI, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XII, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XIV, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XV, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XVI, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XXVII, Ltd., as a Lender
By: Gibran Mahmud
As: Chief Executive Officer of Trinitas Capital
Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

Trinitas CLO XXVIII, Ltd., as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to Vistra Zero First Amendment]

United Church Funds, Inc., as a Lender
By: Teachers Advisors, Inc.

By:	/s/ Patrice Pippins-Boardraye
Name: Patrice Pippins-Boardraye
Title: Lead

[Signature Page to Vistra Zero First Amendment]

UNIVERSAL-INVESTMENT-GESELLSCHAFT
MBH on behalf and on account of BAYVK R2-FONDS
Segment BAYVK R2 BARINGS, as a Lender acting by its attorney BARINGS LLC

By:	/s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

[Signature Page to Vistra Zero First Amendment]

Venture 41 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 42 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 43 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 44 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 45 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 46 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 47 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Venture 48 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Holdings II LP

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

[Signature Page to Vistra Zero First Amendment]

Verde CLO, Ltd., as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Vistra Zero First Amendment]

West Street European Public Credit Investments LLC, as a Lender
By: Goldman Sachs Asset Management, L.P., its
Investment Manager

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

West Street/NJ BSL Credit FIB LLC, as a Lender
By: West Street NJ/BSL Credit Partnership LP, its managing member
By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Chelsea Kwik
Name: Chelsea Kwik
Title: Authorized Signatory

[Signature Page to Vistra Zero First Amendment]

Western Asset Corporate Bond Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Western Asset Floating Rate High Income Fund, LLC, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Western Asset Long Credit Vit, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Western Asset U.S. Bank Loan (Offshore) Fund, as a Lender

By:	/s/ Sarka Higgin
Name: Sarka Higgin
Title: Authorized Signer

[Signature Page to Vistra Zero First Amendment]

Wind River 2016-1K CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2017-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2017-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2019-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit EU, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2019-2 CLO Ltd, as a Lender
By First Eagle Alternative Credit EU, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2020-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2021-1 CLO Ltd., as a Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2021-2 CLO Ltd, as a Lender
By: First Eagle Alternative Credit, LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2021-3 CLO Ltd., as a Lender
By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2021-4 CLO Ltd., as a Lender
By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2022-1 CLO Ltd., as a Lender
By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2022-2 CLO Ltd., as a Lender
By: First Eagle Alternative Credit, LLC Its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2023-1 CLO Ltd., as a Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

Wind River 2024-1 CLO Ltd., as a Lender

By:	/s/ Fellows, James
Name: Fellows, James
Title: Managing Director/Co-Head

[Signature Page to Vistra Zero First Amendment]

VISTRA ZERO OPERATING COMPANY, LLC, as Borrower

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

BRIGHTSIDE SOLAR, LLC,
DECORDOVA BESS LLC,
EMERALD GROVE SOLAR, LLC,
MOSS LANDING ENERGY STORAGE 1, LLC,
MOSS LANDING ENERGY STORAGE 2, LLC,
MOSS LANDING ENERGY STORAGE 3, LLC,
UPTON COUNTY SOLAR 2, LLC, as Subsidiary Guarantors

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[Signature Page to Vistra Zero First Amendment]

~~Execution Version~~Exhibit A to First Amendment to Credit Agreement

CREDIT AGREEMENT

Dated as of March 26, 2024

among

VISTRA ZERO OPERATING COMPANY, LLC,

as the Borrower,

The Several Lenders and Revolving Letter of Credit Issuers

from Time to Time Parties Hereto,

CITIBANK, N.A.,

as Administrative Agent and Collateral Agent

and

CITIBANK, N.A.,

BARCLAYS BANK PLC,

BMO CAPITAL MARKETS CORP.,

BNP PARIBAS SECURITIES CORP.,

BOFA SECURITIES, INC.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS BANK USA,

JPMORGAN CHASE BANK, N.A.,

MIZUHO BANK, LTD.,

MORGAN STANLEY SENIOR FUNDING, INC.,

MUFG BANK, LTD.,

NATIXIS, NEW YORK BRANCH,

RBC CAPITAL MARKETS, LLC,

SOCIETE GENERALE,

SUMITOMO MITSUI BANKING CORPORATION,

THE BANK OF NOVA SCOTIA,

TRUIST SECURITIES, INC.

AND

KEYBANC CAPITAL MARKETS INC.,

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

		Page
SECTION 1.	Definitions	1

1.1.	Defined Terms	1
1.2.	Other Interpretive Provisions	74
1.3.	Accounting Terms	~~75~~76
1.4.	Rounding	76
1.5.	References to Agreements, Laws, Etc.	~~76~~77
1.6.	Times of Day	~~76~~77
1.7.	Timing of Payment or Performance	~~76~~77
1.8.	Currency Equivalents Generally	~~76~~77
1.9.	Classification of Loans and Borrowings	77
1.10.	Hedging Agreements	77
1.11.	Limited Condition Transactions	~~77~~78
1.12.	Cashless Settlement	78
1.13.	Interest Rates; Benchmark Notification	~~78~~79
1.14.	Divisions	79
1.15.	Compliance with Certain Sections	79

SECTION 2.	Amount and Terms of Credit	~~79~~80

2.1.	Commitments	~~79~~80
2.2.	Minimum Amount of Each Borrowing; Maximum Number of Borrowings	80
2.3.	Notice of Borrowing; Determination of Class of Loans	~~80~~81
2.4.	Disbursement of Funds	81
2.5.	Repayment of Loans; Evidence of Debt	82
2.6.	Conversions and Continuations	~~82~~83
2.7.	Pro Rata Borrowings	~~83~~84
2.8.	Interest	84
2.9.	Interest Periods	85
2.10.	Increased Costs, Illegality, Etc.	~~85~~86
2.11.	Compensation	90
2.12.	Change of Lending Office	90
2.13.	Notice of Certain Costs	90
2.14.	Incremental Facilities	90
2.15.	Extensions of Term Loans and Revolving Credit Loans and Revolving Credit Commitments; Refinancing Facilities	~~94~~95
2.16.	Defaulting Lenders	~~104~~107
2.17.	Permitted Debt Exchanges	~~106~~108

SECTION 3.	Revolving Letters of Credit	~~108~~110

3.1.	Issuance of Revolving Letters of Credit	~~108~~110
3.2.	Letter of Credit Requests	~~109~~111
3.3.	Revolving Letter of Credit Participations	~~110~~112
3.4.	Agreement to Repay Letter of Credit Drawings	~~112~~114

i

3.5.	Increased Costs	~~113~~115
3.6.	New or Successor Revolving Letter of Credit Issuer	~~113~~116
3.7.	Role of Revolving Letter of Credit Issuer	~~115~~117
3.8.	Cash Collateral	~~115~~117
3.9.	[Reserved]	~~116~~118
3.10.	[Reserved]	~~116~~118
3.11.	Applicability of ISP and UCP	~~116~~118
3.12.	Conflict with Issuer Documents	~~116~~118
3.13.	Revolving Letters of Credit Issued for Others	~~116~~118

SECTION 4.	Fees; Commitments	~~117~~119

4.1.	Fees	~~117~~119
4.2.	Voluntary Reduction of Revolving Credit Commitments and Revolving Letter of Credit Commitments	~~118~~120
4.3.	Mandatory Termination or Reduction of Commitments	~~118~~120

SECTION 5.	Payments	~~119~~121

5.1.	Voluntary Prepayments	~~119~~121
5.2.	Mandatory Prepayments	~~119~~121
5.3.	Method and Place of Payment	~~122~~125
5.4.	Net Payments	~~123~~125
5.5.	Computations of Interest and Fees	~~127~~129
5.6.	Limit on Rate of Interest	~~127~~129

SECTION 6.	Conditions Precedent to Effectiveness	~~128~~130

6.1.	Credit Documents	~~128~~130
6.2.	Collateral	~~128~~130
6.3.	Legal Opinions	~~129~~131
6.4.	Closing Certificates	~~129~~131
6.5.	Authorization of Proceedings of Each Credit Party	~~129~~131
6.6.	Fees	~~130~~132
6.7.	Representations and Warranties	~~130~~132
6.8.	Material Adverse Effect	~~130~~132
6.9.	No Default or Event of Default	~~130~~132
6.10.	Notice of Borrowing	~~130~~132
6.11.	[Reserved]	~~130~~132
6.12.	Solvency Certificate	~~130~~132
6.13.	Patriot Act	~~130~~132
6.14.	Guarantor Releases	~~130~~132

SECTION 7.	Conditions Precedent to All Credit Events After the Closing Date	~~131~~133

7.1.	No Default; Representations and Warranties	~~131~~133
7.2.	Notice of Borrowing	~~131~~133

SECTION 8.	Representations, Warranties and Agreements	~~131~~133

8.1.	Corporate Status; Compliance with Laws	~~132~~133
8.2.	Corporate Power and Authority	~~132~~134
8.3.	No Violation	~~132~~134
8.4.	Litigation	~~132~~134
8.5.	Margin Regulations	~~133~~134
8.6.	Governmental Approvals	~~133~~134
8.7.	Investment Company Act	~~133~~135
8.8.	True and Complete Disclosure	~~133~~135
8.9.	No Material Adverse Effect	~~133~~135
8.10.	Tax Matters	~~133~~135
8.11.	Compliance with ERISA	~~134~~136
8.12.	Subsidiaries	~~134~~136
8.13.	Intellectual Property	~~135~~136
8.14.	Environmental Laws	~~135~~137
8.15.	Properties	~~135~~137
8.16.	Solvency	~~135~~137
8.17.	Security Interests	~~135~~137
8.18.	Labor Matters	~~136~~138
8.19.	Sanctioned Persons; Anti-Corruption Laws; Patriot Act	~~136~~138
8.20.	Use of Proceeds	~~137~~138
8.21.	Energy and Regulatory Matters	~~137~~138

SECTION 9.	Affirmative Covenants	~~137~~139

9.1.	Information Covenants	~~137~~139
9.2.	Books, Records and Inspections	~~139~~141
9.3.	Maintenance of Insurance	~~140~~142
9.4.	Payment of Taxes	~~140~~142
9.5.	Consolidated Corporate Franchises	~~141~~142
9.6.	Compliance with Statutes, Regulations, Etc.	~~141~~143
9.7.	[Reserved]	~~141~~143
9.8.	Maintenance of Properties	~~141~~143
9.9.	[Reserved]	~~141~~143
9.10.	End of Fiscal Years	~~141~~143
9.11.	Additional Guarantors and Grantors	~~141~~143
9.12.	Pledge of Additional Stock and Evidence of Indebtedness	~~141~~143
9.13.	Use of Proceeds	~~142~~144
9.14.	Further Assurances	~~142~~144
9.15.	Maintenance of Ratings	~~144~~146
9.16.	Changes in Business	~~144~~146

SECTION 10.	Negative Covenants	~~145~~146

10.1.	Limitation on Indebtedness	~~145~~147
10.2.	Limitation on Liens	~~153~~156
10.3.	Limitation on Fundamental Changes	~~159~~161
10.4.	Limitation on Sale of Assets	~~161~~163

10.5.	Limitation on Investments	~~164~~167
10.6.	Limitation on Dividends	~~169~~172
10.7.	[Reserved]	~~175~~178
10.8.	Limitations on Sale Leasebacks	~~175~~178
10.9.	[Reserved]	~~175~~178
10.10.	Limitation on Subsidiary Distributions	~~175~~178
10.11.	Amendment of Organizational Documents	~~178~~180

SECTION 11.	Events of Default	~~178~~181

11.1.	Payments	~~178~~181
11.2.	Representations, Etc.	~~178~~181
11.3.	Covenants	~~178~~181
11.4.	Default Under Other Agreements	~~178~~181
11.5.	Bankruptcy	~~179~~182
11.6.	ERISA	~~180~~183
11.7.	Guarantee	~~180~~183
11.8.	Pledge Agreement	~~180~~183
11.9.	Security Agreement	~~180~~183
11.10.	Judgments	~~180~~183
11.11.	Change of Control	~~181~~184
11.12.	Application of Proceeds	~~181~~184
11.13.	Limitations on Enforcement	185

SECTION 12.	The Agents	~~182~~186

12.1.	Appointment	~~182~~186
12.2.	Delegation of Duties	~~183~~186
12.3.	Exculpatory Provisions	~~183~~187
12.4.	Reliance by Agents	~~185~~188
12.5.	Notice of Default	~~186~~189
12.6.	Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders	~~186~~189
12.7.	Indemnification	~~186~~190
12.8.	Agents in their Individual Capacities	~~187~~191
12.9.	Successor Agents	~~188~~191
12.10.	Withholding Tax	~~189~~192
12.11.	Trust Indenture Act	~~189~~192
12.12.	Intercreditor Agreements	~~189~~192
12.13.	Security Documents and Guarantee; Agents under Security Documents and Guarantee	~~189~~193
12.14.	Erroneous Payments	~~191~~194
12.15.	Certain ERISA Matters	~~194~~197

SECTION 13.	Miscellaneous	~~195~~198

13.1.	Amendments, Waivers and Releases	~~195~~198
13.2.	Notices	~~200~~203
13.3.	No Waiver; Cumulative Remedies	~~200~~203
13.4.	Survival of Representations and Warranties	~~200~~203

13.5.	Payment of Expenses; Indemnification	~~200~~203
13.6.	Successors and Assigns; Participations and Assignments	~~202~~205
13.7.	Replacements of Lenders under Certain Circumstances	~~209~~212
13.8.	Adjustments; Set-off	~~210~~213
13.9.	Counterparts	~~211~~214
13.10.	Severability	~~211~~214
13.11.	INTEGRATION	~~211~~214
13.12.	GOVERNING LAW	~~212~~215
13.13.	Submission to Jurisdiction; Waivers	~~212~~215
13.14.	Acknowledgments	~~212~~215
13.15.	WAIVERS OF JURY TRIAL	~~213~~216
13.16.	Confidentiality	~~213~~216
13.17.	Direct Website Communications	~~214~~217
13.18.	USA PATRIOT Act	~~216~~219
13.19.	Payments Set Aside	~~216~~219
13.20.	Interest Rate Limitation	~~216~~219
13.21.	Keepwell	~~217~~220
13.22.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~217~~220
13.23.	Acknowledgement Regarding Any Supported QFCs	~~217~~220

v

SCHEDULES

Schedule 1.1(a)	Commitments of Lenders
Schedule 1.1(b)	Mortgaged Properties
Schedule 1.1(c)	Excluded Subsidiaries
Schedule 8.4	Litigation
Schedule 8.12	Subsidiaries
Schedule 8.14	Environmental Matters
Schedule 8.15	Property Matters
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2	Closing Date Liens
Schedule 10.5	Closing Date Investments
Schedule 13.2	Notice Addresses

EXHIBITS

Exhibit A	Form of Notice of Borrowing
Exhibit B	Form of Guarantee
Exhibit C	[Reserved]
Exhibit D	Form of Credit Party Closing Certificate
Exhibit E	Form of Assignment and Acceptance
Exhibit F-1	Form of Promissory Note (Revolving Credit Loans)
Exhibit F-2	Form of Promissory Note (Term Loans)
Exhibit G-1	Form of Non-U.S. Lender Certificate (Non-U.S. Non-Partnership Lenders)
Exhibit G-2	Form of Non-U.S. Participant Certificate (Non-U.S. Non-Partnership Participants)
Exhibit G-3	Form of Non-U.S. Participant Certificate (Non-U.S. Partnership Participants)
Exhibit G-4	Form of Non-U.S. Lender Certificate (Non-U.S. Partnership Lenders)

CREDIT AGREEMENT, dated as of March 26, 2024, among VISTRA ZERO OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the lending institutions from time to time parties hereto as lenders (each a “Lender” and, collectively, the “Lenders”), the Revolving Letter of Credit Issuers from time to time party hereto, and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, capitalized terms used and not defined in the preamble and these recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;

WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of Initial Term Loans pursuant to the terms of, and subject to the conditions set forth in, this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the Lenders have indicated their willingness to make Loans, on the terms and subject to the conditions set forth herein and the parties hereto covenant and agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms.

As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires:

“ABR” shall mean for any day a fluctuating rate per annum equal to the greatest of (a) the Federal Funds Effective Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal as the “U.S. prime rate” and (c) the Term SOFR Rate for a one-month tenor as published two U.S. Government Securities Business Days prior to such day (after giving effect to any floor applicable thereto) (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, for purposes of this definition, the Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 6:00 a.m. New York time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). If the Administrative Agent is unable to ascertain the Federal Funds Effective Rate due to its inability to obtain sufficient quotations in accordance with the definition thereof, after notice is provided to the Borrower, the ABR shall be determined without regard to clause (a) above until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in such rate announced by the Administrative Agent or in the Federal Funds Effective Rate shall take effect at the opening of business on the day specified in the public announcement of such change or on the effective date of such change in the Federal Funds Effective Rate or the Term SOFR Rate. If the ABR is being used as an alternate rate of interest pursuant to Section 2.10(f) hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.10(f)), then the ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

“ABR Loan” shall mean each Loan bearing interest based on the ABR.

~~“Acceptable Reinvestment Commitment” shall mean a binding commitment or letter of intent of the Borrower or any Restricted Subsidiary entered into at any time prior to the end of the Reinvestment Period to reinvest the proceeds of a Prepayment Event.~~

“Acquired EBITDA” shall mean, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined using such definitions as if references to the Borrower and the Restricted Subsidiaries therein were to such Pro Forma Entity and its Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in a manner not inconsistent with GAAP.

“Acquired Entity or Business” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Additional Debt” shall have the meaning provided in Section 5.2(c).

“Additional Lender” shall mean any Person (other than a natural Person) that is not an existing Lender and that has agreed to provide Refinancing Commitments pursuant to Section 2.15(b).

“Additional Revolving Credit Commitments” shall have the meaning provided in Section 2.14(a).

“Additional Revolving Credit Loan” shall have the meaning provided in Section 2.14(b).

“Additional Revolving Loan Lender” shall have the meaning provided in Section 2.14(b).

“Adjusted Total Extended Revolving Credit Commitment” shall mean, at any time, with respect to any Extension Series of Extended Revolving Credit Commitments, the Total Extended Revolving Credit Commitment for such Extension Series less the aggregate Extended Revolving Credit Commitments of all Defaulting Lenders in such Extension Series.

“Adjusted Total New Revolving Credit Commitment” shall mean at any time, with respect to any tranche of New Revolving Credit Commitments, the Total New Revolving Credit Commitment for such tranche less the aggregate New Revolving Credit Commitments of all Defaulting Lenders in such tranche.

“Adjusted Total Revolving Credit Commitment” shall mean, at any time, the Total Revolving Credit Commitment less the aggregate Revolving Credit Commitments of all Defaulting Lenders.

“Administrative Agent” shall mean Citibank, N.A., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent pursuant to Section 12.9.

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 13.2, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

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“Administrative Questionnaire” shall have the meaning provided in Section 13.6(b)(ii)(D).

“Advisors” shall mean legal counsel, financial advisors and third-party appraisers and consultants advising the Agents, the Revolving Letter of Credit Issuers, the Lenders and their Related Parties in connection with this Agreement, the other Credit Documents and the consummation of the Transactions, limited in the case of legal counsel to one primary counsel for the Agents (as of the Closing Date, White & Case LLP) and, if necessary, one firm of regulatory counsel and/or one firm of local counsel in each appropriate jurisdiction (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter, after receipt of the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), retains its own counsel, of another firm of counsel for all such affected Persons (taken as a whole)).

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or by contract. The terms “controlling” and “controlled” shall have meanings correlative thereto.

“Affiliated Lender” shall mean any direct Affiliated Parent Company or Subsidiary of the Borrower (other than a Restricted Subsidiary of the Borrower) that purchases or acquires Term Loans pursuant to Section 13.6(h).

“Affiliated Parent Company” shall mean a direct or indirect parent entity of the Borrower that owns, directly or indirectly, more than 50% of the Stock of the Borrower.

“Agent Parties” shall have the meaning provided in Section 13.17(d).

“Agents” shall mean the Administrative Agent, the Collateral Agent and each Joint Lead Arranger.

“Aggregate Revolving Credit Outstandings” shall have the meaning provided in Section 5.2(b).

“Agreement” shall mean this Credit Agreement.

“AHYDO Catch-Up Payment” means any payment or redemption of Indebtedness, including subordinated debt obligations, to avoid the application of Code Section 163(e)(5) thereto.

“Annualized Basis” shall mean, with respect to the calculation of the Fixed Charge Coverage Ratio for any applicable Test Period, the product of (i) Fixed Charges made from and after the Closing Date through the last day of such period (the “Post-Closing Period”) divided by the number of calendar days in such Post-Closing Period times (ii) 365.

“Applicable ABR Margin” shall mean at any date, in the case of each ABR Loan that is an Initial Term Loan, (i) at any date on and after the Closing Date but prior to the First Amendment Effective Date, 1.75% per annum, and (ii) at any date on and after the First Amendment Effective Date, 1.00% per annum.

3

“Applicable Amount” shall mean, at any time (the “Applicable Amount Reference Time”), an amount equal to (a) the sum, without duplication, of:

(i) ~~the greater of (x) $35,000,000 and~~on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

(ii) 50% of Cumulative Consolidated Net Income (which amount, if less than zero, shall be deemed to be zero for such period) of the Borrower and the Restricted Subsidiaries for the period from the first day of the first fiscal quarter commencing after the Closing Date until the last day of the then-most recent fiscal quarter or Fiscal Year, as applicable, for which Section 9.1 Financials have been delivered;

(iii) all cash repayments of principal received by the Borrower or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries on account of loans made by the Borrower or any Restricted Subsidiary to such Minority Investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Applicable Amount Reference Time;

(iv) 100% of the aggregate amount received in cash and the fair market value of marketable securities or other property received by means of (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Investments made pursuant to Section 10.5(v)(y), (w) and (nn) by the Borrower or any Restricted Subsidiary and repurchases and redemptions of such Investments from the Borrower or any Restricted Subsidiary and repayments of loans or advances, and releases of guarantees constituting such Investments made by the Borrower or any Restricted Subsidiary, in each case, after the Closing Date; and (B) the sale (other than to the Borrower or a Restricted Subsidiary) of the stock or other ownership interest of Minority Investments, any Unrestricted Subsidiary or Excluded Project Subsidiary or a dividend or distribution from a Minority Investment, Unrestricted Subsidiary or Excluded Project Subsidiary (other than in each case to the extent the Investment in such Minority Investment, Unrestricted Subsidiary or Excluded Project Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to the proviso in Section 10.5(i) and other than to the extent such dividend or distribution from an Unrestricted Subsidiary or Excluded Project Subsidiary is applied to make a distribution pursuant to Section 10.6 to fund tax or other liabilities of such Unrestricted Subsidiary or Excluded Project Subsidiary that are payable by a direct or indirect parent of the Borrower on behalf of such Unrestricted Subsidiary or Excluded Project Subsidiary), in each case, after the Closing Date;

(v) in the case of the redesignation of an Unrestricted Subsidiary or an Excluded Project Subsidiary as, or merger, consolidation or amalgamation of an Unrestricted Subsidiary or Excluded Project Subsidiary with or into, a Restricted Subsidiary after the Closing Date, the fair market value of the Investment in such Unrestricted Subsidiary or Excluded Project Subsidiary at the time of the redesignation of such Unrestricted Subsidiary or Excluded Project Subsidiary as, or merger, consolidation or amalgamation of such Unrestricted Subsidiary or Excluded Project Subsidiary with or into, a Restricted Subsidiary, other than to the extent the Investment in such Unrestricted Subsidiary or Excluded Project Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to the proviso in Section 10.5(i);

4

(vi) 100% of the aggregate net cash proceeds and the fair market value of marketable securities or other property received by the Borrower since immediately after the Closing Date from the issue or sale of Indebtedness or Disqualified Stock of the Borrower or a Restricted Subsidiary that has been converted into or exchanged for Stock of the Borrower or any direct or indirect parent of the Borrower; provided that this clause (vi) shall not include the proceeds from (a) Stock or Stock Equivalents or Indebtedness that has been converted or exchanged for Stock or Stock Equivalents of the Borrower sold to a Restricted Subsidiary, as the case may be, (b) Disqualified Stock or Indebtedness that has been converted or exchanged into Disqualified Stock or (c) any contribution or issuance that increases the Applicable Equity Amount;

(vii) without duplication of any amounts above, any returns, profits, distributions and similar amounts received on account of Investments made pursuant to Section 10.5(v)(y); and

(viii) the aggregate amount of (x) Retained Prepayment Amount Proceeds and (y) Retained Declined Proceeds (other than those used pursuant to Section 10.6(q)) retained by the Borrower during the period from and including the Business Day immediately following the Closing Date through and including the Applicable Amount Reference Time;

minus (b) the sum, without duplication, of:

(i) the aggregate amount of Investments made pursuant to Section 10.5(v)(y) following the Closing Date and prior to the Applicable Amount Reference Time; and

(ii) the aggregate amount of dividends pursuant to Section 10.6(c)(y) and/or Section 10.6(r), in each case, following the Closing Date and prior to the Applicable Amount Reference Time.

Notwithstanding the foregoing, in making any calculation or other determination under this Agreement involving the Applicable Amount, if the Applicable Amount at such time is less than zero, then the Applicable Amount shall be deemed to be zero for purposes of such calculation or determination.

“Applicable Amount Reference Time” shall have the meaning provided in the definition of “Applicable Amount”.

“Applicable Equity Amount” shall mean, at any time (the “Applicable Equity Amount Reference Time”), an amount equal to, without duplication, (a) the amount of any capital contributions made in cash, marketable securities or other property to, or any proceeds of an equity issuance received by the Borrower during the period from and including the Business Day immediately following the Closing Date through and including the Applicable Equity Amount Reference Time (taking the fair market value of any marketable securities or property other than cash), including proceeds from the issuance of Stock or Stock Equivalents of the Borrower or any direct or indirect parent of the Borrower (to the extent the proceeds of any such issuance are contributed to the Borrower), but excluding all proceeds from the issuance of Disqualified Stock,

5

minus (b) the sum, without duplication, of:

(i) the aggregate amount of Investments made pursuant to Section 10.5(v)(x) following the Closing Date and prior to the Applicable Equity Amount Reference Time;

(ii) the aggregate amount of dividends pursuant to Section 10.6(c)(x) following the Closing Date and prior to the Applicable Equity Amount Reference Time;

(iii) [reserved]; and

(iv) the aggregate amount of Indebtedness incurred pursuant to Section 10.1(aa) and outstanding at the Applicable Equity Amount Reference Time;

provided that issuances and contributions pursuant to Sections 10.5(f)(ii), 10.6(a) and 10.6(b)(i) shall not increase the Applicable Equity Amount.

“Applicable Equity Amount Reference Time” shall have the meaning provided in the definition of “Applicable Equity Amount”.

“Applicable Laws” shall mean, as to any Person, any law (including common law), statute, regulation, ordinance, rule, order, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Applicable Prepayment Event Percentage” shall mean, (a) 100%, if the Consolidated First Lien Net Leverage Ratio for the most recently ended Test Period is greater than 5.75:1.00, (b) 50%, if the Consolidated First Lien Net Leverage Ratio for the most recently ended Test Period is greater than 5.25:1.00 and equal to or less than 5.75:1.00, and (c) 0%, if the Consolidated First Lien Net Leverage Ratio for the most recently ended Test Period is equal to or less than 5.25:1.00, in each case, calculated on a pro forma basis after giving effect to the applicable Asset Sale or Recovery Event and the use of proceeds therefrom; provided that, if the applicable Consolidated First Lien Net Leverage Ratio used in calculating the foregoing prepayment percentages (after taking into account any such prepayment) would result in such percentage being reduced to 50% or 0%, then such reduced prepayment percentage shall apply after giving effect to the required prepayment amount to achieve such reduced prepayment percentage.

“Applicable Term SOFR Margin” shall mean at any date, in the case of each Term SOFR Loan that is an Initial Term Loan, (i) at any date on and after the Closing Date but prior to the First Amendment Effective Date, 2.75% per annum, and (ii) at any date on and after the First Amendment Effective Date 2.00% per annum.

“Approved Fund” shall mean any Fund that is administered, advised or managed by a Lender or an Affiliate of the entity that administers, advises or manages any Fund that is a Lender.

“Asset Sale Prepayment Event” shall mean any Disposition of any business units, assets or other property of the Borrower and the Restricted Subsidiaries not in the ordinary course of business (including any Disposition of any Stock or Stock Equivalents of any Subsidiary of the Borrower owned by the Borrower or any Restricted Subsidiary). Notwithstanding the foregoing, the term “Asset Sale Prepayment Event” shall not include any transaction permitted by Section 10.4 (other than transactions permitted by Section 10.4(b), Section 10.4(g), and Section 10.4(v), which shall constitute Asset Sale Prepayment Events).

6

“Assignment and Acceptance” shall mean (a) an assignment and acceptance substantially in the form of Exhibit E, or such other form as may be approved by the Administrative Agent and (b) in the case of any assignment of Term Loans in connection with a Permitted Debt Exchange conducted in accordance with Section 2.17, such form of assignment (if any) as may have been requested by the Administrative Agent in accordance with Section 2.17(a).

“Auction Agent” shall mean (i) the Administrative Agent or (ii) any other financial institution or advisor employed by the Borrower (or any direct or indirect parent thereof) or any Subsidiary thereof (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Permitted Debt Exchange pursuant to Section 2.17 or Dutch auction pursuant to Section 13.6(h); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent).

“Authorized Officer” shall mean the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, any Assistant Treasurer, the General Counsel, the Secretary, any Assistant Secretary, the Controller, any Senior Vice President, with respect to certain limited liability companies or partnerships that do not have officers, any manager, managing member or general partner thereof, any other senior officer of the Borrower or any other Credit Party designated as such in writing to the Administrative Agent by the Borrower or any other Credit Party, as applicable. Any document (other than a solvency certificate) delivered hereunder that is signed by an Authorized Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of the Borrower or any other Credit Party, as applicable, and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Auto-Extension Revolving Letter of Credit” shall have the meaning provided in Section 3.2(b).

“Available Revolving Commitment” shall mean, as of any date, an amount equal to the excess, if any, of (a) the amount of the Total Revolving Credit Commitment over (b) the sum of (i) the aggregate principal amount of all Revolving Credit Loans then outstanding and (ii) the aggregate Revolving Letters of Credit Outstanding at such time.

“Available RP Capacity Amount” shall mean, at any time, the amount of payments that may be made at such time pursuant to Section 10.6(b), (c), (j), (o), (q) or (r) of this Agreement.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.10(f)(v).

“Backstopped” shall mean, with respect to any Revolving Letter of Credit, that such Revolving Letter of Credit is back-stopped by another letter of credit on terms reasonably satisfactory to the Revolving Letter of Credit Issuer of such Revolving Letter of Credit.

7

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” shall have the meaning provided in Section 11.5.

“Benchmark” means, with respect to Term Loans and Revolving Credit Loans, initially the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(f)(ii).

“Benchmark Replacement” means, for any Available Tenor, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time in the United States.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be

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appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) of the definition of “Benchmark Transition Event” with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

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(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10(f) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10(f).

“Benefit Plan” shall mean an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and is maintained or contributed to by the Borrower, any Subsidiary or ERISA Affiliate or with respect to which the Borrower or any Subsidiary could incur liability pursuant to Title IV of ERISA.

“Benefited Lender” shall have the meaning provided in Section 13.8(a).

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” shall have the meaning provided in the preamble to this Agreement. “Borrowing” shall mean (subject in all cases to Section 2.1(d)) and include the incurrence of one Class and Type of Loan on a given date (or resulting from conversions on a given date) having a single Maturity Date and in the case of Term SOFR Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10 shall be considered part of any related Borrowing of Term SOFR Loans).

“Broker-Dealer Subsidiary” shall mean any Subsidiary that is registered as a broker-dealer under the Exchange Act or any other applicable law requiring similar registration.

“Business Day” shall mean any day excluding Saturday, Sunday and any other day on which banking institutions in New York City are authorized by law or other governmental actions to close, and, if such day relates to any aspect of a Term SOFR Loan, such day shall also be a U.S. Government Securities Business Day.

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“CAISO” shall mean the California Independent System Operator or any other entity succeeding thereto.

“Capital Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on a consolidated statement of cash flows of the Borrower.

“Capital Lease” shall mean, as applied to the Borrower and the Restricted Subsidiaries, any lease of any property (whether real, personal or mixed) by the Borrower or any Restricted Subsidiary as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of the Borrower.

“Capitalized Lease Obligations” shall mean, as applied to the Borrower and the Restricted Subsidiaries at the time any determination is to be made, the amount of the liability in respect of a Capital Lease that would at such time be required to be capitalized and reflected as a liability on the balance sheet (excluding the footnotes thereto) of the Borrower in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such Capital Lease prior to the first date upon which such Capital Lease may be prepaid by the lessee without payment of a penalty.

“Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower.

“Captive Insurance Subsidiary” shall mean a Subsidiary of the Borrower established for the purpose of, and to be engaged solely in the business of, insuring the businesses or facilities owned or operated by the Borrower or any of its Subsidiaries or joint ventures or to insure related or unrelated businesses.

“Cash Collateral” shall have the meaning provided in Section 3.8(c).

“Cash Collateralize” shall have the meaning provided in Section 3.8(c).

“Cash Management Agreement” shall mean any agreement or arrangement to provide Cash Management Services.

“Cash Management Bank” shall mean any Person that enters into a Cash Management Agreement or provides Cash Management Services, in its capacity as a party to such Cash Management Agreement or a provider of such Cash Management Services.

“Cash Management Obligations” shall mean obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services or under any Cash Management Agreement.

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“Cash Management Services” shall mean treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer (including automated clearing house fund transfer services), merchant services (other than those constituting a line of credit) and other cash management services.

“Certificated Securities” shall have the meaning provided in Section 8.17.

“CFC” shall mean a Subsidiary of the Borrower that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” shall mean a Subsidiary of the Borrower that has no material assets other than (i) the equity interests (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) or indebtedness in (x) one or more Foreign Subsidiaries that are CFCs or (y) one or more other CFC Holding Companies and (ii) cash and Permitted Investments and other assets being held on a temporary basis incidental to the holding of assets described in clause (i) of this definition.

“Change in Law” shall mean (a) the adoption of any Applicable Law after the Closing Date, (b) any change in any Applicable Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any party with any guideline, request, directive or order issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law).

“Change of Control” shall mean and be deemed to have occurred if any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), but excluding (x) any employee benefit plan of such Person and its subsidiaries and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (y) any one or more direct or indirect parent companies of the Borrower in which no Person or “group”, directly or indirectly, holds beneficial ownership of Voting Stock representing more than 50.1% of the aggregate voting power represented by the issued and outstanding Voting Stock of such parent, shall have, directly or indirectly, acquired beneficial ownership of Voting Stock representing more than 50.1% of the aggregate voting power represented by the issued and outstanding Voting Stock of the Borrower. Notwithstanding the preceding or any provision of Rule 13d-3 or 13d-5 of the Exchange Act, (i) a Person or “group” shall not be deemed to beneficially own securities subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement and (ii) a Person or “group” will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of Voting Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns more than 50.0% of the total voting power of the Voting Stock of such parent entity.

“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Rating Event.

“Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan or the Loans comprising such Borrowing, are Revolving Credit Loans, Initial Term Loans, Incremental Term Loans of a given Series, Incremental Revolving Credit Loans of a given Series, Extended Term Loans of a given Extension Series, Extended Revolving Credit Loans of a given Extension Series, Refinancing Term Loans of a given designated tranche, Refinancing Revolving Credit Loans of a given designated tranche, Replacement Term Loans of a given designated tranche or Revolving Credit Loans made pursuant to Replacement Revolving Credit Commitments of a given designated tranche and, when used in reference to any Commitment, refers to whether such Commitment

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is a Revolving Credit Commitment, an Extended Term Loan of a given Extension Series, an Incremental Term Loan Commitment of a given Series, an Incremental Revolving Credit Commitment of a given Series, an Incremental Letter of Credit Commitment of a given Series, a Refinancing Term Loan Commitment of a given designated tranche, a Refinancing Revolving Credit Commitment of a given designated tranche ~~or a~~, a Refinancing Letter of Credit Commitment of a given designated tranche or a Replacement Revolving Credit Commitment of a given designated tranche.

“Closing Date” shall mean March 26, 2024.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all property pledged, mortgaged or purported to be pledged or mortgaged pursuant to the Security Documents (excluding, for the avoidance of doubt, all Excluded Property).

“Collateral Agent” shall mean Citibank, N.A. in its capacity as collateral agent for the Secured Parties under this Agreement and the Security Documents, or any successor collateral agent appointed pursuant hereto.

“Commitments” shall mean, with respect to each Lender (to the extent applicable), such Lender’s Initial Term Loan Commitment, Revolving Credit Commitment, Incremental Term Loan Commitment, Incremental Revolving Credit Commitment, Incremental Letter of Credit Commitment, Refinancing Term Loan Commitment, Refinancing Letter of Credit Commitment, Refinancing Revolving Credit Commitment and/or Replacement Revolving Credit Commitment.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.

“Commodity Hedging Agreement” shall mean any agreement (including each confirmation pursuant to any Master Agreement) or transaction providing for one or more swaps, caps, collars, floors, futures, options, spots, forwards, derivatives, any physical or financial commodity contracts or agreements, power purchase or sale agreements, fuel purchase or sale agreements, environmental credit purchase or sale agreements, power transmission agreements, commodity transportation agreements, fuel storage agreements, netting agreements (including Netting Agreements), capacity agreements or commercial or trading agreements, each with respect to the purchase, sale or exchange of (or the option to purchase, sell or exchange), transmission, transportation, storage, distribution, processing, lease or hedge of, any Covered Commodity, price or price indices for any such Covered Commodity or services or any other similar derivative agreements, and any other similar agreements.

“Communications” shall have the meaning provided in Section 13.17(a).

“Confidential Information” shall have the meaning provided in Section 13.16.

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“Consolidated Depreciation and Amortization Expense” shall mean, with respect to the Borrower and the Restricted Subsidiaries for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs, nuclear fuel costs, depletion of coal or lignite reserves, debt issuance costs, commissions, fees and expenses, capitalized expenditures, Capitalized Software Expenditures, amortization of expenditures relating to software, license and intellectual property payments, amortization of any lease related assets recorded in purchase accounting, customer acquisition costs, unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits, amortization of original issue discount resulting from the issuance of Indebtedness at less than par and incentive payments, conversion costs, and contract acquisition costs of the Borrower and the Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus:

(a) without duplication and (except in the case of the add-backs set forth in clauses (viii), (ix) and (xiii) below) to the extent deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for the Borrower and the Restricted Subsidiaries for such period:

(i) Consolidated Interest Expense (including (x) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk and (y) costs of surety bonds in connection with financing activities in each case to the extent included in Consolidated Interest Expense), together with items excluded from Consolidated Interest Expense pursuant to clause (1)(v), (w), (x), (y) and (z) of the definition thereof,

(ii) provision for taxes based on income or profits or capital gains, including federal, foreign, state, franchise, excise, value-added and similar taxes and foreign withholding taxes (including penalties and interest related to such taxes or arising from tax examinations) paid or accrued during such period,

(iii) (x) Consolidated Depreciation and Amortization Expense for such period and (y) the amount attributable to investment tax credits to the extent such amounts otherwise reduced Consolidated Depreciation and Amortization Expense for such period,

(iv) [reserved],

(v) the amount of any restructuring cost, charge or reserve (including any costs incurred in connection with acquisitions after the Closing Date and costs related to the closure and/or consolidation of facilities) and any one time expense relating to enhanced accounting function or other transaction costs, public company costs, costs, charges and expenses in connection with fresh start accounting, and costs related to the implementation of operational and reporting systems and technology initiatives,

(vi) any other non-cash charges, expenses or losses, including any non-cash asset retirement costs, non-cash increase in expenses resulting from the revaluation of inventory (including any impact of changes to inventory valuation policy methods including changes in capitalization of variances) or other inventory adjustments or due to purchase accounting, or any other acquisition, non-cash compensation charges, non-cash expense relating to the vesting of warrants, write-offs or write-downs for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period),

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(vii) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary,

(viii) for the first 24 months after the date of the execution of the applicable amendment, contract, increased pricing or initiatives, the amount of incremental contract value of the Borrower and its Restricted Subsidiaries that the Borrower in good faith reasonably believes would have been realized or achieved as a Consolidated EBITDA contribution for the period for which Consolidated EBITDA is being calculated from (i) increased pricing or volume initiatives and/or (ii) the entry into (and performance under) binding and effective new agreements with new customers or, if generating incremental contract value, new agreements (or amendments to existing agreements) with existing customers (collectively, “New Contracts”) during such period had such New Contracts been effective and had performance thereunder commenced as of the beginning of such period (including, without limitation, such incremental contract value attributable to New Contracts that are in excess of (but without duplication of) contract value attributable to New Contracts that has been actually realized as Consolidated EBITDA contribution during such period) as long as such incremental contract value is reasonably identifiable and factually supportable (which contract value shall be added to Consolidated EBITDA until fully realized, shall be subject to certification by management of the Borrower and shall be calculated on a Pro Forma Basis as though such “run-rate” contract value had been realized on the first day of such period),

(ix) the amount of net cost savings projected by the Borrower in good faith to be realizable as a result of specified actions, operational changes and operational initiatives (including, to the extent applicable, resulting from the Transactions) taken or to be taken prior to or during such period (including any “run-rate” synergies, business optimization initiatives, cost synergies related to operational efficiencies, operating expense reductions and improvements and cost savings and synergies determined in good faith by the Borrower to result from actions which have been taken or with respect to which substantial steps have been taken or are expected to be taken no later than 24 months following any such specified actions, operational changes and operational initiatives (which “run-rate” synergies, business optimization initiatives, cost synergies related to operational efficiencies, operating expense reductions and improvements and cost savings and synergies shall be added to Consolidated EBITDA until fully realized, shall be subject to certification by management of the Borrower and shall be calculated on a Pro Forma Basis as though such “run-rate” synergies, business optimization initiatives, cost synergies related to operational efficiencies, operating expense reductions and improvements and cost savings and synergies had been realized on the first day of such period)), net of the amount of actual benefits realized during such period from such actions; provided that no “run-rate” synergies, business optimization initiatives, cost synergies related to operational efficiencies, operating expense reductions and improvements and cost savings and synergies shall be added pursuant to this clause (ix) to the extent duplicative of any expenses or charges relating to such cost savings that are included in clause (v) above with respect to such period,

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(x) the amount of losses on Dispositions of receivables and related assets in connection with any Permitted Receivables Financing and any losses, costs, fees and expenses in connection with the early repayment, accelerated amortization, repayment, termination or other payoff (including as a result of the exercise of remedies) of any Permitted Receivables Financing,

(xi) contract termination costs and any costs, charges or expenses incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement or other equity-based compensation, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Stock or Stock Equivalents (other than Disqualified Stock) of the Borrower (or any direct or indirect parent thereof) solely to the extent that such net cash proceeds are excluded from the calculation of the Applicable Equity Amount,

(xii) Expenses Relating to a Unit Outage (if positive); provided that the only Expenses Relating to a Unit Outage that may be included as Consolidated EBITDA shall be, without duplication, (A) up to an amount equal to 20% of Consolidated EBITDA for the most recently ended Test Period (calculated before giving effect to any such add-back) per Fiscal Year of Expenses Relating to a Unit Outage incurred within the first 12 months of any planned or unplanned outage of any Unit by reason of any action by any regulatory body or other Governmental Authority or to comply with any Applicable Law and (B) up to an amount equal to 10% of Consolidated EBITDA for the most recently ended Test Period (calculated before giving effect to any such add-back) per Fiscal Year of Expenses Relating to a Unit Outage incurred within the first 12 months of any planned outage of any Unit for purposes of expanding or upgrading such Unit,

(xiii) the proceeds of any business interruption insurance and, without duplication of such amounts, all EBITDA Lost as a Result of a Unit Outage and all EBITDA Lost as a Result of a Grid Outage less, in all such cases, the absolute value of Expenses Relating to a Unit Outage (if negative); provided that the amount calculated pursuant to this clause (xiii) shall not be less than zero,

(xiv) [reserved],

(xv) extraordinary, unusual or non-recurring charges, expenses or losses (including unusual or non-recurring expenses), transaction fees and expenses and consulting and advisory fees, indemnities and expenses, severance, integration costs, costs of strategic initiatives, relocation costs, consolidation and closing costs, facility opening and pre-opening costs, business optimization expenses or costs, transition costs, restructuring costs, signing, retention, recruiting, relocation, signing, stay or completion bonuses and expenses (including payments made to employees or producers who are subject to non-compete agreements), and curtailments or modifications to pension and post-retirement employee benefit plans for such period,

(xvi) any impairment charge or asset write-off or write-down including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets and Investments in debt and equity securities, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP,

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(xvii) cash receipts (or any netting arrangements resulting in increased cash receipts) not added in arriving at Consolidated EBITDA or Consolidated Net Income in any period to the extent the non-cash gains relating to such receipts were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added,

(xviii) charges, losses or expenses to the extent covered by insurance or otherwise reimbursable or indemnifiable by a third party and actually reimbursed or reimbursable or indemnifiable,

(xix) [reserved], and

(xx) adjustments evidenced by or contained in a due diligence quality of earnings report made available to the Administrative Agent (who may share with the Lenders) (subject, in each case, to customary access letters) prepared with respect to the target of a Permitted Acquisition or other investment permitted hereunder by (x) a “big-four” nationally recognized accounting firm or (y) any other accounting firm that shall be reasonably acceptable to the Administrative Agent, less

(b) without duplication and to the extent included in arriving at such Consolidated Net Income for the Borrower and the Restricted Subsidiaries, the sum of the following amounts for such period:

(i) non-cash gains increasing Consolidated Net Income for such period (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period),

(ii) extraordinary, unusual or non-recurring gains,

(iii) cash expenditures (or any netting arrangements resulting in increased cash expenditures) not deducted in arriving at Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash losses relating to such expenditures were added in the calculation of Consolidated EBITDA pursuant to paragraph (a) above for any previous period and not deducted, and

(iv) the amount of any minority interest income consisting of Subsidiary losses attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary,

in each case, as determined on a consolidated basis for the Borrower and the Restricted Subsidiaries in accordance with GAAP; provided that

(i) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA any gain or loss resulting in such period from currency translation gains and losses related to currency remeasurements of Indebtedness or intercompany balances (including the net loss or gain resulting from Hedging Obligations for currency exchange risk),

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(ii) there shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person or business, or attributable to any property, assets, division or line of business acquired by the Borrower or any Restricted Subsidiary during such period (or any property, assets, division or line of business subject to a letter of intent or purchase agreement at such time) (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any property, assets, division or line of business, in each case to the extent not so acquired) to the extent not subsequently sold, transferred, abandoned or otherwise disposed by the Borrower or such Restricted Subsidiary (each such Person, property, assets, division or line of business acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary or Excluded Project Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), in each case based on the actual Acquired EBITDA of such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) and (B) an adjustment in respect of each Pro Forma Entity equal to the amount of the Pro Forma Adjustment with respect to such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition),

(iii) [reserved],

(iv) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary or Excluded Project Subsidiary) sold, transferred, abandoned or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold, transferred, abandoned or otherwise disposed of, or closed or so classified, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary (each, a “Converted Unrestricted Subsidiary”) or an Excluded Project Subsidiary (each, a “Converted Excluded Project Subsidiary”), in each case, during such period, in each case based on the actual Disposed EBITDA of such Sold Entity or Business, Converted Unrestricted Subsidiary or Converted Excluded Project Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition, closure, classification or conversion).

Notwithstanding the above, the Consolidated EBITDA of the Borrower for the fiscal quarter ended (in each case, subject to pro forma adjustments for transactions occurring after the Closing Date in accordance with Section 1.3(c)):

December 31, 2023 will be deemed to be:	$33,750,000
September 30, 2023 will be deemed to be:	$33,750,000
June 30, 2023 will be deemed to be:	$33,750,000
March 31, 2023 will be deemed to be:	$33,750,000

“Consolidated First Lien Debt” shall mean, as of any date of determination, (a) Consolidated Total Debt at such date which either (i) is secured by a Lien on the Collateral (and other assets of the Borrower or any Restricted Subsidiary pledged to secure the Obligations pursuant to Section 10.2(cc)) that is pari passu with the Liens securing the Obligations or (ii) constitutes Capitalized Lease Obligations or purchase money Indebtedness of the Borrower or any Restricted Subsidiary that is secured by a Lien on any assets of the Borrower or Restricted Subsidiary constituting Collateral minus (b) the aggregate amount of all Unrestricted Cash.

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“Consolidated First Lien Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated First Lien Debt as of such date of determination to (b) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) are available.

“Consolidated Interest Expense” shall mean, with respect to any period, without duplication, the sum of:

(1) consolidated interest expense of the Borrower and the Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers’ acceptances or collateral posting facilities, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations and (e) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness, and excluding (v) accretion of asset retirement obligations and accretion or accrual of discounted liabilities not constituting Indebtedness, (w) any expense resulting from the discounting of any Indebtedness in connection with the application of purchase accounting, (x) amortization of reacquired Indebtedness, deferred financing fees, debt issuance costs, commissions, fees and expenses, (y) any expensing of bridge, commitment and other financing fees and (z) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Permitted Receivables Financing); plus

(2) consolidated capitalized interest of the Borrower and the Restricted Subsidiaries, in each case for such period, whether paid or accrued; less

(3) interest income for such period; plus

(4) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock during such period; plus

(5) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Stock during such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Net Income” shall mean, for any period, the net income (loss) of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication, the net after-tax effect of,

(a) any extraordinary losses and gains for such period,

(b) Transaction Expenses,

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(c) the cumulative effect of a change in accounting principles during such period,

(d) any income (or loss) from disposed, abandoned or discontinued operations and any gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations,

(e) any gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments other than in the ordinary course of business, as determined in good faith by the Borrower,

(f) any income (or loss) during such period of any Person that is an Unrestricted Subsidiary or an Excluded Project Subsidiary, and any income (or loss) during such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting; provided that the Consolidated Net Income of the Borrower and the Restricted Subsidiaries shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the Borrower or any Restricted Subsidiary during such period,

(g) solely for the purpose of determining the Applicable Amount, any income (or loss) during such period of any Restricted Subsidiary (other than any Credit Party) to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its net income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its Organizational Documents or any agreement, instrument or Applicable Law applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions (i) has been legally waived or otherwise released, (ii) is imposed pursuant to this Agreement and the other Credit Documents, Permitted Debt Exchange Notes, Incremental Loans, Incremental Loan Commitments or Permitted Other Debt, (iii) any working capital line permitted by Section 10.2 incurred by a Foreign Subsidiary, or (iv) arises pursuant to an agreement or instrument if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Secured Parties than the encumbrances and restrictions contained in the Credit Documents (as determined by the Borrower in good faith); provided that Consolidated Net Income of the Borrower and the Restricted Subsidiaries will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or any Restricted Subsidiary during such period, to the extent not already included therein,

(h) effects of all adjustments (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries) in the Borrower’s consolidated financial statements pursuant to GAAP, net of taxes, resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition, in each case, including the amortization or write-off of any amounts related thereto and, whether consummated before or after the Closing Date,

(i) any income (or loss) for such period attributable to the early extinguishment of Indebtedness (other than Hedging Obligations, but including, for the avoidance of doubt, debt exchange transactions),

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(j) any unrealized income (or loss) for such period attributable to Hedging Obligations or other derivative instruments,

(k) any impairment charge or asset write-off or write-down including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets and investments in debt and equity securities to the extent relating to changes in commodity prices, in each case pursuant to GAAP to the extent offset by gains from Hedging Obligations,

(l) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights,

(m) accruals and reserves established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions in accordance with GAAP or changes as a result of adoption of or modification of accounting policies during such period,

(n) any accruals, payments, fees, expenses or charges (including rationalization, legal, tax, structuring, and other costs and expenses, but excluding depreciation or amortization expense) related to, or incurred in connection with, the Transactions (including letter of credit fees), any offering of Stock or Stock Equivalents (including any Equity Offering), Investment, acquisition (including any Permitted Acquisition and any acquisitions subject to a letter of intent or purchase agreement), Disposition, dividends, restricted payments, recapitalization or the issuance or incurrence of Indebtedness permitted to be incurred by the Borrower and the Restricted Subsidiaries pursuant hereto (including any refinancing transaction or amendment, waiver, or other modification of any debt instrument), in each case whether or not consummated, including (A) such fees, expenses or charges related to the negotiation, execution and delivery and other transactions contemplated by this Agreement, the other Credit Documents and any Permitted Receivables Financing, (B) any amendment or other modification of this Agreement and the other Credit Documents, (C) any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, (D) any charges or non-recurring merger costs as a result of any such transaction, and (E) earnout obligations paid or accrued during such period with respect to any acquisition or other Investment,

(o) the amount of management, monitoring, consulting and advisory fees and related indemnities and expenses paid in such period, and

(p) restructuring-related or other similar charges, fees, costs, commissions and expenses or other charges incurred during such period in connection with this Agreement, the other Credit Documents, the Credit Facilities and any and all transactions contemplated by the foregoing.

In addition, to the extent not already included in Consolidated Net Income of the Borrower and its Restricted Subsidiaries, Consolidated Net Income shall include (x) the amount of proceeds received from business interruption insurance in respect of expenses, charges or losses with respect to business interruption, (y) reimbursements of any expenses or charges that are actually received and covered by indemnification or other reimbursement provisions, in each case, to the extent such expenses, charges or losses were deducted in the calculation of Consolidated Net Income, and (z) the purchase accounting effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries) in component amounts required or permitted by GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries) as a result of any acquisition or other similar investment permitted under this Agreement, or the amortization or write-off of any amounts thereof.

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“Consolidated Secured Debt” shall mean, as of any date of determination, (a) Consolidated Total Debt at such date which either (i) is secured by a Lien on the Collateral (and other assets of the Borrower or any Restricted Subsidiary pledged to secure the Obligations pursuant to Section 10.2(cc)) or (ii) constitutes Capitalized Lease Obligations or purchase money Indebtedness of the Borrower or any Restricted Subsidiary that is secured by a Lien on any assets of the Borrower or Restricted Subsidiary constituting Collateral minus (b) the aggregate amount of all Unrestricted Cash.

“Consolidated Secured Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Secured Debt as of such date of determination to (b) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) are available.

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption), after intercompany eliminations, on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date (and, in the case of any determination relating to any Specified Transaction, on a Pro Forma Basis including any property or assets being acquired in connection therewith).

“Consolidated Total Debt” shall mean, as of any date of determination, (x) (i) the aggregate outstanding principal amount of all Indebtedness of the types described in clause (a) (solely to the extent such Indebtedness matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the sole option of the Borrower or any Restricted Subsidiary, to a date more than one year from the date of its creation), clause (d) (but, in the case of clause (d), only to the extent of any unreimbursed drawings under any letter of credit which are not reimbursed within three (3) Business Days and/or are not otherwise cash collateralized or backstopped) and clause (f) of the definition thereof, in each case actually owing by the Borrower and the Restricted Subsidiaries on such date and to the extent appearing on the balance sheet of the Borrower determined on a consolidated basis in accordance with GAAP and (ii) purchase money Indebtedness (and excluding, for the avoidance of doubt, Hedging Obligations and Cash Management Obligations) of the Borrower and its Restricted Subsidiaries and (y) Guarantee Obligations of the Borrower and its Restricted Subsidiaries for the benefit of any Person (other than of the Borrower or any Restricted Subsidiary) of the type described in clause (x) above.

“Consolidated Total Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a)(i) Consolidated Total Debt as of such date of determination minus (ii) the aggregate amount of all Unrestricted Cash to (b) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) are available.

“Contingent Obligation” shall mean indemnification Obligations and other similar contingent Obligations (including expense reimbursement obligations) for which no claim has been made in writing (but excluding, for the avoidance of doubt, amounts available to be drawn under Revolving Letters of Credit).

“Contractual Requirement” shall have the meaning provided in Section 8.3.

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“Converted Excluded Project Subsidiary” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Converted Restricted Subsidiary” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Converted Unrestricted Subsidiary” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Corrective Extension Amendment” shall have the meaning provided in Section 2.15(c).

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Commodity” shall mean any energy, electricity, generation, capacity, power, heat rate, congestion, natural gas, natural gas liquids, nuclear fuel (including enrichment, conversion and fabrication rights), diesel fuel, fuel oil, other petroleum-based liquids, coal, lignite, feedstock, weather, emissions, carbon, renewable energy and other environmental credits, waste by-products, “cap and trade” related credits, or any other energy related commodity or service (including ancillary services, attributes with an economic value, and related risks (such as location basis)).

“Credit Documents” shall mean this Agreement, the Guarantee, the Security Documents, each Revolving Letter of Credit, any promissory notes issued by the Borrower hereunder and each other document designated by the Borrower and the Administrative Agent as a Credit Document, provided that, for the avoidance of doubt, Cash Management Agreements, Hedging Agreements and Secured Hedging Agreements shall not be Credit Documents.

“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan and the issuance of a Revolving Letter of Credit.

“Credit Facility” shall mean any category of Commitments and extensions of credit thereunder.

“Credit Party” shall mean each of the Borrower, each of the Subsidiary Guarantors and each other Subsidiary of the Borrower that is a party to a Credit Document.

“Cumulative Consolidated Net Income” shall mean, for any period, Consolidated Net Income for such period, taken as a single accounting period. Cumulative Consolidated Net Income may be a positive or negative amount.

“Debt Incurrence Prepayment Event” shall mean any issuance or incurrence by the Borrower or any of the Restricted Subsidiaries of any Indebtedness (other than as permitted to be issued or incurred under Section 10.1).

“Declined Proceeds” shall have the meaning provided in Section 5.2(h).

“Default” shall mean any event, act or condition that with notice or lapse of time hereunder, or both, would constitute an Event of Default.

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“Default Rate” shall have the meaning provided in Section 2.8(d).

“Defaulting Lender” shall mean any Lender with respect to which a Lender Default is in effect.

“Deferred Net Cash Proceeds” shall have the meaning provided such term in the definition of “Net Cash Proceeds”.

“Deferred Net Cash Proceeds Payment Date” shall have the meaning provided such term in the definition of “Net Cash Proceeds”.

“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by the Borrower or any Restricted Subsidiary in connection with a Disposition pursuant to Section 10.4(b) that is designated as Designated Non-Cash Consideration pursuant to a certificate of an Authorized Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition). A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 10.4.

“Disposed EBITDA” shall mean, with respect to any Sold Entity or Business, any Converted Unrestricted Subsidiary or any Converted Excluded Project Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business, Converted Unrestricted Subsidiary or Converted Excluded Project Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Sold Entity or Business, Converted Unrestricted Subsidiary or Converted Excluded Project Subsidiary, as applicable, and its respective Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business, Converted Unrestricted Subsidiary or Converted Excluded Project Subsidiary, as the case may be.

“Disposition” shall have the meaning provided in Section 10.4.

“Disqualified Institutions” shall mean (a) those banks, financial institutions or other Persons separately identified in writing by the Borrower to the Administrative Agent prior to the ~~launch of general syndication of the Initial Term Loans~~First Amendment Effective Date, or to any affiliates of such banks, financial institutions or other persons identified by the Borrower in writing or that are readily identifiable as affiliates on the basis of their name, (b) competitors identified in writing to the Administrative Agent from time to time (or affiliates thereof identified by the Borrower in writing or that are readily identifiable as affiliates on the basis of their name) of the Borrower or any of its Subsidiaries (other than such affiliate that is a bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and whose managers have fiduciary duties to the third-party investors in such fund or investment vehicle independent from their duties owed to such competitor); provided that no such identification after the date of a relevant assignment shall apply retroactively to disqualify any person that has previously acquired an assignment or participation of an interest in any of the Credit Facilities with respect to amounts previously acquired, (c) Excluded Affiliates (it being understood that ordinary course trading activity shall not be considered to be providing advisory services for purposes of determining whether such Excluded Affiliate is a Disqualified Institution) and (d) any Defaulting Lender. The list of all Disqualified Institutions set forth in clauses (a), (b) and (d) shall be made available to all Lenders upon request.

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“Disqualified Stock” shall mean, with respect to the Borrower or any Restricted Subsidiary, any Stock or Stock Equivalents of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Stock or Stock Equivalents that is not Disqualified Stock), other than as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of such change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than Hedging Obligations under Secured Hedging Agreements, Cash Management Obligations under Secured Cash Management Agreements or Contingent Obligations and the termination of the Commitments), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of such change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than Hedging Obligations under Secured Hedging Agreements, Cash Management Obligations under Secured Cash Management Agreements or Contingent Obligations and the termination of the Commitments)), in whole or in part, in each case prior to the date that is ninety-one (91) days after the Term Loan Maturity Date with respect to Initial Term Loans; provided that if such Stock or Stock Equivalents are issued to any plan for the benefit of employees of the Borrower or any of its Subsidiaries or by any such plan to such employees, such Stock or Stock Equivalents shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower (or any direct or indirect parent company thereof) or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Stock or Stock Equivalents held by any present or former employee, officer, director, manager or consultant, of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies or any other entity in which the Borrower or any Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Borrower, in each case pursuant to any stockholders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement or otherwise in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, officer, director, manager or consultant shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or any of its Subsidiaries.

“Dividends” or “dividends” shall have the meaning provided in Section 10.6.

“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.

“Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof, or the District of Columbia.

“Drawing” shall have the meaning provided in Section 3.4(b).

“EBITDA Lost as a Result of a Grid Outage” shall mean, to the extent that any transmission or distribution lines go out of service (in connection with weather related events or otherwise), the sum of (x) the revenue not actually earned by the Borrower and its Restricted Subsidiaries that would otherwise have been earned (based on the good faith determination of the Borrower) with respect to any Unit within the first 12 month period that such transmission or distribution lines were out of service had such transmission or distribution lines not been out of service during such period and (y) the amount of any penalties or bonuses that are paid by the Borrower and its Restricted Subsidiaries as a result of such outage.

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“EBITDA Lost as a Result of a Unit Outage” shall mean, to the extent that any Unit (i) is out of service as a result of any unplanned outage or shut down (in connection with weather related events or otherwise) or (ii) is prevented from operating at normal capacity due to extraordinary weather or other unplanned and extraordinary conditions that cause the Unit not to be able to operate at normal capacity (such failure described in this clause (ii), an “Operations Failure”), the sum of (x) the revenue not actually earned by the Borrower and its Restricted Subsidiaries that would otherwise have been earned (based on the good faith determination of the Borrower) with respect to any such Unit during the first 12 month period of any such outage, shut down or Operations Failure had such Unit not been out of service or in Operations Failure during such period and (y) the amount of any penalties or bonuses that are paid by the Borrower and its Restricted Subsidiaries as a result of such outage or Operations Failure.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Employee Benefit Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA), other than a Foreign Plan, that is maintained or contributed to by Borrower or any Subsidiary (or, with respect to an employee benefit plan subject to Title IV of ERISA, any ERISA Affiliate).

“Environmental CapEx” shall mean Capital Expenditures and other costs deemed reasonably necessary by the Borrower or any Restricted Subsidiary or otherwise undertaken voluntarily by the Borrower or any Restricted Subsidiary, to comply with, or in anticipation of having to comply with, applicable Environmental Laws or Capital Expenditures otherwise undertaken voluntarily by the Borrower or any Restricted Subsidiary in connection with environmental matters.

“Environmental Claims” shall mean any and all actions, suits, proceedings, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or investigation (other than reports prepared by or on behalf of the Borrower or any other Subsidiary of the Borrower (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of Real Estate) or proceedings in each case, materially relating in any way to any applicable Environmental Law or any permit issued, or any approval given, under any applicable Environmental Law (hereinafter, “Claims”), including (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release into the environment of Hazardous Materials or arising from alleged injury or threat of injury to human health or safety (to the extent relating to human exposure to Hazardous Materials), or to the environment, including ambient air, indoor air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.

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“Environmental Law” shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or, with respect to any post-Closing Date requirements of the Credit Documents, hereafter in effect, and in each case as amended, and any legally binding judicial or administrative interpretation thereof, including any legally binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment, including ambient air, indoor air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or to human health or safety (in each case, to the extent relating to human exposure to Hazardous Materials), or Hazardous Materials.

“Equity Offering” shall mean any public or private sale of common stock or Preferred Stock of the Borrower or any of its direct or indirect parent companies (excluding Disqualified Stock), other than: (a) public offerings with respect to the Borrower’s or any direct or indirect parent company’s common stock registered on Form S-8 and (b) issuances to any Subsidiary of the Borrower or any such parent issuer.

“ERCOT” shall mean the Electric Reliability Council of Texas or any other entity succeeding thereto.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect on the Closing Date and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that together with the Borrower or any Subsidiary of the Borrower would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (i) the failure of any Benefit Plan to comply with any provisions of ERISA and/or the Code or with the terms of such Benefit Plan; (ii) any Reportable Event; (iii) the existence with respect to any Benefit Plan of a non-exempt Prohibited Transaction; (iv) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (v) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (vi) the occurrence of any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (vii) the receipt by any Credit Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any written notice to terminate any Pension Plan under Section 4042(a) of ERISA or to appoint a trustee to administer any Pension Plan under Section 4042(b)(1) of ERISA; (viii) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan (or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA) or Multiemployer Plan; or (ix) the receipt by any Credit Party or any of its ERISA Affiliates of any notice concerning the imposition on it of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent or in Reorganization, or terminated (within the meaning of Section 4041A of ERISA).

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“Erroneous Payment” has the meaning assigned to it in Section 12.14(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 12.14(d)(i).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 12.14(d)(i).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 12.14(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 12.14(e).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning provided in Section 11.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder.

“Exchange Rate” shall mean on any day with respect to any currency, the rate at which such currency may be exchanged into any other currency, as set forth at approximately 11:00 a.m. (London time) on such day on the Reuters World Currency Page for such currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of the relevant currency for delivery two (2) Business Days later.

“Excluded Affiliates” shall mean members of any Joint Lead Arranger or any of its affiliates that are engaged as principals primarily in private equity, mezzanine financing or venture capital (other than any direct or indirect parent of the Borrower and its Subsidiaries), including through the provision of advisory services other than a limited number of senior employees who are required, in accordance with industry regulations or such Joint Lead Arranger’s internal policies and procedures to act in a supervisory capacity and the Joint Lead Arrangers’ internal legal, compliance, risk management, credit or investment committee members.

“Excluded Information” shall have the meaning provided in Section 13.6.

“Excluded Project Subsidiary” shall mean (a) any Restricted Subsidiary designated as an “Excluded Project Subsidiary” by the Borrower in a written notice to the Administrative Agent and (b) each Subsidiary of an Excluded Project Subsidiary; provided that in the case of clause (a), (x) such designation shall be deemed to be an Investment (or reduction in an outstanding Investment, in the case of a designation of an Excluded Project Subsidiary as a Restricted Subsidiary, to the extent not resulting

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in an increase to the Applicable Amount) on the date of such designation in an amount equal to the net book value of the investment therein and such designation shall be permitted only to the extent permitted under Section 10.5 on the date of such designation, (y) no Event of Default exists or would result from such designation after giving Pro Forma Effect thereto and (z) in the case of (a), the Restricted Subsidiary to be so designated as an Excluded Project Subsidiary, does not (directly or indirectly through its Subsidiaries) at such time own any Stock of, or own or hold any Lien on any property of, the Borrower or any of its Restricted Subsidiaries. No Subsidiary may be designated as an Excluded Project Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of (or otherwise subject to the covenants governing) any Material Indebtedness for borrowed money that is secured on a pari passu basis with the Credit Facilities. The Borrower may, by written notice to the Administrative Agent, re-designate any Excluded Project Subsidiary as a Restricted Subsidiary, and thereafter, such Subsidiary shall no longer constitute an Excluded Project Subsidiary, but only if no Event of Default exists or would result from such re-designation. As of the Closing Date, there are no Excluded Project Subsidiaries.

“Excluded Property” shall mean (i) a security interest or Lien pursuant to this Agreement or any other Credit Document in the applicable Credit Party’s right, title or interest in any property that would result in material adverse accounting or regulatory consequences, as reasonably determined by the Borrower in consultation with the Collateral Agent, (ii) any vehicles, airplanes and other assets subject to certificates of title; (iii) letter-of-credit rights to the extent a security interest therein cannot be perfected by a UCC filing (other than supporting obligations); (iv) any property subject to a Permitted Lien securing a purchase money agreement, Capital Lease or similar arrangement permitted under this Agreement to the extent, and for so long as, the creation of a security interest therein is prohibited thereby (or otherwise requires consent, provided that there shall be no obligation to seek such consent) or creates a right of termination or favor of a third party, in each case, excluding the proceeds and receivables thereof to the extent not otherwise constituting Excluded Property; (v) (x) all leasehold interests in real property (including, for the avoidance of doubt, any requirement to obtain any landlord or other third party waivers, estoppels, consents or collateral access letters in respect of such leasehold interests) and (y) any parcel of Real Estate located in the United States and the improvements thereto owned in fee by a Credit Party with a book value of $50,000,000 or less (determined at the time of acquisition or contribution thereof) (but not any Collateral located thereon) or any parcel of Real Estate and the improvements thereto owned in fee by a Credit Party outside the United States; (vi) any “intent to use” trademark application filed and accepted in the United States Patent and Trademark Office unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office to the extent, if any, that, and solely during the period, if any, in which the grant of security interest therein could impair the validity or enforceability of such “intent to use” trademark application under federal law; (vii) any charter, permit, franchise, authorization, lease, license or agreement, in each case, only to the extent and for so long as the grant of a security interest therein (or the assets subject thereto) by the applicable Credit Party (w) would result in the creation of a security interest thereunder or create a right of termination in favor of any party thereto, (x) could violate, or could invalidate, such charter, permit, franchise, authorization, lease, license, or agreement or (y) would give any party (other than a Credit Party) to any such charter, permit, franchise, authorization, lease, license or agreement the right to terminate its obligations thereunder or (z) is permitted under such charter, permit, franchise, lease, license or agreement only with consent of the parties thereto (other than consent of a Credit Party) and such necessary consents to such grant of a security interest have not been obtained (it being understood and agreed that no Credit Party or Restricted Subsidiary has any obligation to obtain such consents) other than, in each case referred to in clauses (x) and (y) and (z), as would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction, in each case excluding the proceeds and receivables thereof which are not otherwise Securitization Assets; (viii) any Commercial Tort Claim (as

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defined in the Security Agreement) for which no claim has been made or with a value of less than $50,000,000 for which a claim has been made; (ix) any Excluded Stock and Stock Equivalents; (x) assets of Unrestricted Subsidiaries, Excluded Project Subsidiaries, Immaterial Subsidiaries (other than to the extent a perfected security interest therein can be obtained by filing a UCC-1 financing statement), Captive Insurance Subsidiaries and special purposes entities, including any Receivables Entity or any Securitization Subsidiary or are in an account subject to an intercreditor agreement related to Transition Charges or Transition Property; (xi) any assets with respect to which, the Borrower and the Collateral Agent reasonably determine, the cost or other consequences of granting a security interest or obtaining title insurance in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom; (xii) any assets with respect to which granting a security interest in such assets in favor of the Secured Parties under the Security Documents could reasonably be expected to result in an adverse tax or regulatory consequence that is not de minimis as reasonably determined by the Borrower in consultation with the Collateral Agent; (xiii) any margin stock; (xiv) Receivables Facility Assets in connection with a Permitted Receivables Financing or Securitization Assets in connection with a Qualified Securitization Financing; (xv) amounts payable to any Credit Party that such Credit Party is collecting on behalf of Persons that are not Credit Parties, including Transition Property and Transition Charges; (xvi) any assets with respect to which granting a security interest in such assets is prohibited by or would violate law, treaty, rule, or regulation (including regulations adopted by Federal Energy Regulatory Commission and/or the Nuclear Regulatory Commission) or determination of an arbitrator or a court or other Governmental Authority or which would require obtaining the consent, approval, license or authorization of any Governmental Authority (unless such consent, approval, license or authorization has been received; provided that there shall be no obligation to obtain such consent) or create a right of termination in favor of any governmental or regulatory third party, in each case after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or other Applicable Law, excluding the proceeds and receivables thereof (to the extent not otherwise constituting Excluded Property); (xvii) cash and cash equivalents that are pledged or otherwise transferred in support of Hedging Obligations in respect of a transaction permitted hereunder; (xviii) sales tax, payroll or other trust accounts holding funds solely for the benefit of third parties that are not Credit Parties; and (xix) any assets, including any stock or equity interests in another entity, owned by a non-U.S. Subsidiary that is a CFC or CFC Holding Company; provided that with respect to clauses (iv), (vii) and (xvi), such property shall be Excluded Property only to the extent and for so long as such prohibition, violation, invalidation or consent right, as applicable, is in effect and in the case of any such agreement or consent, was not created in contemplation thereof or of the creation of a security interest therein.

“Excluded Stock and Stock Equivalents” shall mean (i) any Stock or Stock Equivalents with respect to which, in the reasonable judgment of the Collateral Agent and the Borrower, the burden or cost of pledging such Stock or Stock Equivalents in favor of the Collateral Agent under the Security Documents shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) (A) solely in the case of any pledge of Voting Stock of any Foreign Subsidiary that is a CFC or any CFC Holding Company, in each case, owned directly by a Credit Party, any Voting Stock in excess of 65% of each outstanding class of Voting Stock of such Foreign Subsidiary that is a CFC or any CFC Holding Company and (B) any Stock or Stock Equivalents of any Foreign Subsidiary that is a CFC or any CFC Holding Company not owned directly by a Credit Party, (iii) any Stock or Stock Equivalents to the extent the pledge thereof would violate any applicable Requirement of Law or any Contractual Requirement (including any legally effective requirement to obtain the consent or approval of, or a license from, any Governmental Authority or any other regulatory third party unless such consent, approval or license has been obtained (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary of the Borrower to obtain any such consent, approval or license)), (iv) any Stock or Stock Equivalents of each Subsidiary to the extent that a pledge thereof to

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secure the Obligations is prohibited by any applicable Organizational Document of such Subsidiary or requires third party consent (other than the consent of a Credit Party), unless consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary to obtain any such consent), (v) Stock or Stock Equivalents of any non-Wholly Owned Subsidiary, (vi) any Stock or Stock Equivalents of any Subsidiary to the extent that the pledge of such Stock or Stock Equivalents could reasonably be expected to result in adverse tax, regulatory or accounting consequences that are not de minimis to the Borrower, any Subsidiary or, in the case of tax consequences, any direct or indirect owner of the Borrower, as reasonably determined by the Borrower in consultation with the Collateral Agent, (vii) any Stock or Stock Equivalents that are margin stock, (viii) any Stock or Stock Equivalents owned by a CFC or a CFC Holding Company, (ix) any Stock and Stock Equivalents of any Unrestricted Subsidiary, any Excluded Project Subsidiary, any Immaterial Subsidiary (other than to the extent a perfected security interest therein can be obtained by filing a UCC-1 financing statement), any Captive Insurance Subsidiary, any Broker-Dealer Subsidiary, any not-for-profit Subsidiary and any special purpose entity (including any Receivables Entity and any Securitization Subsidiary) and (x) nominee or qualifying shares (but solely to the extent the issuance with respect to which is required pursuant to Applicable Law); provided that Excluded Stock and Stock Equivalents shall not include proceeds of the foregoing property to the extent otherwise constituting Collateral.

“Excluded Subsidiary” shall mean (a) each Domestic Subsidiary listed on Schedule 1.1(c) hereto and each future Domestic Subsidiary, in each case, for so long as any such Subsidiary does not constitute a Material Subsidiary as of the most recently ended fiscal quarter or Fiscal Year, as applicable, for which financial statements described in Section 9.1(a) or (b) have been delivered, (b) each Domestic Subsidiary that is not a Wholly Owned Subsidiary or otherwise constitutes a joint venture (for so long as such Subsidiary remains a non-Wholly Owned Restricted Subsidiary or joint venture), (c) any CFC or CFC Holding Company, (d) each Domestic Subsidiary that is (i) prohibited by any applicable (x) Contractual Requirement, (y) Applicable Law (including without limitation as a result of applicable financial assistance, directors’ duties or corporate benefit requirements) or (z) Organizational Document (in the case of clauses (x) and (z), in effect on the Closing Date or any date of acquisition of such Subsidiary (to the extent such prohibition was not entered into in contemplation of the Guarantee)) from guaranteeing or granting Liens to secure the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect), or (ii) required to obtain consent, approval, license or authorization of a Governmental Authority for such guarantee or grant (unless such consent, approval, license or authorization has already been received); provided that there shall be no obligation to obtain such consent, (e) each Domestic Subsidiary that is a Subsidiary of a CFC or CFC Holding Company, (f) any other Domestic Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the cost or other consequences (including any adverse tax, regulatory or accounting consequences that are not de minimis) to the Borrower or any of its Restricted Subsidiaries or, in the case of tax consequences, any direct or indirect owner of the Borrower (as determined by the Borrower in good faith in consultation with the Administrative Agent) of guaranteeing the Obligations shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom, (g) each Unrestricted Subsidiary, (h) any Foreign Subsidiary, (i) any special purpose “bankruptcy remote” entity, including any Receivables Entity and any Securitization Subsidiary, (j) any Subsidiary to the extent that the guarantee of the Obligations by could reasonably be expected to result in adverse tax, regulatory or accounting consequences that are not de minimis to the Borrower or any of its Restricted Subsidiaries or, in the case of tax consequences, any direct or indirect owner of the Borrower, (as determined by the Borrower in consultation with the Administrative Agent), (k) any Captive Insurance Subsidiary, (l) any non-profit Subsidiary, (m) any Broker-Dealer Subsidiary, or (n) any Excluded Project Subsidiary.

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“Excluded Swap Obligation” shall mean, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving pro forma effect to any applicable keep well, support, or other agreement for the benefit of such Guarantor and any and all applicable guarantees of such Guarantor’s Swap Obligations by other Credit Parties), at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Credit Parties and Hedge Bank applicable to such Swap Obligations. If a Swap Obligation arises under a Master Agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to the swap for which such guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Agent or Lender or required to be withheld or deducted from a payment to any Agent or Lender, (a) Taxes imposed on or measured by net income, franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Agent or Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in the jurisdiction of the Governmental Authority imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 13.7) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.4(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) any Tax to the extent attributable to such Lender’s failure to comply with Sections 5.4(d),(e), (i) or (j) or the Agent’s failure to comply with Section 5.4(i), and (d) any withholding Taxes imposed by FATCA.

“Existing Class” shall mean Existing Term Loan Classes and Existing Revolving Credit Classes.

“Existing Revolving Credit Class” shall have the meaning provided in Section 2.15(a)(ii).

“Existing Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).

“Existing Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).

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“Existing Term Loan Class” shall have the meaning provided in Section 2.15(a)(i).

“Expenses Relating to a Unit Outage” shall mean an amount (which may be negative) equal to (x) any expenses or other charges as a result of any (i) outage or shut-down (in connection with weather related events or otherwise) or (ii) Operations Failure of any Unit, including any expenses or charges relating to (a) restarting any such Unit so that it may be placed back in service after such outage, shut-down or Operations Failure, (b) purchases of power, natural gas or heat rate to meet commitments to sell, or offset a short position in, power, natural gas or heat rate that would otherwise have been met or offset from production generated by such Unit during the period of such outage, shut-down or Operations Failure and (c) starting up, operating, maintaining and shutting down any other Unit that would not otherwise have been operating absent such outage, shut-down or Operations Failure, including the fuel and other operating expenses, incurred to start-up, operate, maintain and shut-down such Unit and that are required during the period of time that such Unit suffering an outage, shut-down or Operations Failure is out of service or in Operations Failure in order to meet the commitments of such Unit suffering an outage, shut down or Operations Failure to sell, or offset a short position in, power, natural gas or heat rate less (y) any expenses or charges not in fact incurred (including fuel and other operating expenses) that would have been incurred absent such outage, shut-down or Operations Failure.

“Extended Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).

“Extended Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).

“Extended Term Loans” shall have the meaning provided in Section 2.15(a)(i).

“Extending Lender” shall have the meaning provided in Section 2.15(a)(iv).

“Extension Amendment” shall have the meaning provided in Section 2.15(a)(v).

“Extension Date” shall have the meaning provided in Section 2.15(a)(vi).

“Extension Election” shall have the meaning provided in Section 2.15(a)(iv).

“Extension Minimum Condition” shall mean a condition to consummating any Extension Series that a minimum amount (to be determined and specified in the relevant Extension Request, in the Borrower’s sole discretion) of any or all applicable Classes be submitted for extension.

“Extension Request” shall mean Term Loan Extension Requests, and Revolving Credit Loan Extension Requests.

“Extension Series” shall mean all Extended Term Loans, and Extended Revolving Credit Commitments that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees and amortization schedule.

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“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations promulgated thereunder or official administrative interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement (or related laws, rules or official administrative guidance) implementing the foregoing.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the per annum rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.

“FERC” shall mean the U.S. Federal Energy Regulatory Commission or any successor agency thereto.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the other Credit Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.

“First Amendment Effective Date” shall mean December 17, 2024.

“First Lien Intercreditor Agreement” shall mean an intercreditor agreement among the Collateral Agent, the Credit Parties and any other First Lien Secured Parties from time to time party thereto, in a form that is reasonably satisfactory in form and substance to the Borrower and the Collateral Agent.

“First Lien Obligations” shall mean, collectively, (i) the Obligations and (ii) any Indebtedness and related obligations which are permitted hereunder to be secured by Liens on the Collateral that rank pari passu (but without regard to the control of remedies) with the Liens securing the Obligations.

“First Lien Secured Parties” shall mean, collectively, the Secured Parties and the holders from time to time of First Lien Obligations (other than the Secured Parties) and any representative on their behalf for such purposes.

“Fiscal Year” shall have the meaning provided in Section 9.10.

“Fitch” shall mean Fitch Ratings Ltd. and any successor to its rating agency business.

“Fixed Amounts” shall have the meaning provided in Section 1.15.

“Fixed Charge Coverage Ratio” shall mean on any date of determination, the ratio of (a) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) have been delivered to (b) Fixed Charges of the Borrower and its Restricted Subsidiaries for such period; provided, that for purposes hereof, Fixed Charges for any period ending on or prior to March 31, 2025, shall be done on an Annualized Basis.

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“Fixed Charges” shall mean, for the Borrower and its Restricted Subsidiaries, the sum, without duplication, of:

(a)	Consolidated Interest Expense; plus

(b)

any interest accruing on Indebtedness of another Person (other than the Borrower or a Restricted Subsidiary) that is guaranteed by the Borrower or one of its Restricted Subsidiaries or secured by a Lien on assets of the Borrower or one of its Restricted Subsidiaries, whether or not such guarantee or Lien is called upon;

provided, that, “Fixed Charges” as defined in this definition, of any Person, the Consolidated EBITDA of which is excluded (or included only to the extent of cash distributions received therefrom) from the calculation of Consolidated EBITDA of such Person, shall be excluded for all purposes of this definition.

“Flood Laws” shall mean collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Floor” means 0.00% per annum.

“Foreign Asset Sale” shall have the meaning provided in Section 5.2(i).

“Foreign Plan” shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any of its Subsidiaries with respect to employees employed outside the United States.

“Foreign Recovery Event” shall have the meaning provided in Section 5.2(i).

“Foreign Subsidiary” shall mean each Subsidiary of the Borrower that is not a Domestic Subsidiary.

“FPA” shall mean the Federal Power Act, as amended to the date hereof and from time to time hereafter.

“Fronting Fee” shall have the meaning provided in Section 4.1(d).

“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business.

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“GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” shall mean any nation, sovereign or government, any state, province, territory or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government or any governmental (including any central bank or stock exchange) or non-governmental authority regulating the generation and/or transmission of energy, such as PUCT, FERC and RTOs/ISOs regulated by the PUCT or FERC (including, for the avoidance of doubt, CAISO and ERCOT).

“Granting Lender” shall have the meaning provided in Section 13.6(g).

“Guarantee” shall mean the Guarantee made by each Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit B.

“Guarantee Obligations” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean (a) each Domestic Subsidiary (other than an Excluded Subsidiary) on the Closing Date and (b) each Domestic Subsidiary that becomes a party to the Guarantee on or after the Closing Date pursuant to Section 9.11 or otherwise.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products spilled or released into the environment, radioactive materials, friable asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, for which a release into the environment is prohibited, limited or regulated by any Environmental Law.

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“Hedge Bank” shall mean any Person (other than the Borrower or any other Subsidiary of the Borrower) that is a party to a Hedging Agreement and either (x) is a signatory to the Security Agreement (including by execution of customary joinder documentation pursuant to the Security Agreement) or (y) at the time it enters into a Hedging Agreement, as of the Closing Date, is or becomes a Lender or an Affiliate of a Lender, in its capacity as a party to such Hedging Agreement.

“Hedging Agreements” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) physical or financial commodity contracts or agreements, power purchase or sale agreements, fuel purchase or sale agreements, environmental credit purchase or sale agreements, power transmission agreements, ancillary service agreements, commodity transportation agreements, fuel storage agreements, weather derivatives, netting agreements (including Netting Agreements), capacity agreements, Commodity Hedging Agreements and other commercial or trading agreements, each with respect to the purchase, sale or exchange of (or the option to purchase, sell or exchange), transmission, transportation, storage, distribution, processing, sale, lease or hedge of, any Covered Commodity, price or price indices for any such Covered Commodity or services or any other similar derivative agreements, and any other similar agreements.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under Hedging Agreements.

“Immaterial Subsidiary” shall mean each Restricted Subsidiary of the Borrower that is not a Material Subsidiary.

“Increased Amount Date” shall have the meaning provided in Section 2.14(a).

“Incremental Amendment” shall mean an agreement in a form as agreed between the Borrower, the Administrative Agent and the applicable Incremental Term Loan Lender or Incremental Revolving Loan Lender.

“Incremental Facilities” shall mean the facilities represented by the Incremental Loan Commitments and the related Incremental Loans.

“Incremental Fixed Dollar Basket” shall have the meaning provided in the definition of “Maximum Incremental Facilities Amount”.

“Incremental Letter of Credit Commitment” shall have the meaning provided in Section 2.14(a).

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“Incremental Loan Commitments” shall have the meaning provided in Section 2.14(a).

“Incremental Loans” shall have the meaning provided in Section 2.14(c).

“Incremental Prepayment Basket” shall have the meaning provided in the definition of “Maximum Incremental Facilities Amount”.

“Incremental Revolving Credit Commitments” shall have the meaning provided in Section 2.14(a).

“Incremental Revolving Credit Loans” shall have the meaning provided in Section 2.14(b).

“Incremental Revolving Loan Lender” shall have the meaning provided in Section 2.14(b).

“Incremental Term Loan Commitment” shall mean the commitment of any lender to make Incremental Term Loans of a particular tranche pursuant to Section 2.14(a).

“Incremental Term Loan Lender” shall have the meaning provided in Section 2.14(c).

“Incremental Term Loan Maturity Date” shall mean, with respect to any tranche of Incremental Term Loans made pursuant to Section 2.14, the final maturity date thereof.

“Incremental Term Loans” shall have the meaning provided in Section 2.14(c).

“Incurrence-Based Amounts” shall have the meaning provided in Section 1.15.

“Indebtedness” of any Person shall mean (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (c) the deferred purchase price of assets or services that in accordance with GAAP would be included as a liability on the balance sheet of such Person, (d) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (e) all Indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (f) the principal component of all Capitalized Lease Obligations of such Person, (g) the Swap Termination Value of Hedging Obligations of such Person, (h) without duplication, all Guarantee Obligations of such Person, (i) Disqualified Stock of such Person and (j) Receivables Indebtedness of such Person; provided that Indebtedness shall not include (i) trade and other ordinary course payables and accrued expenses arising in the ordinary course of business, (ii) deferred or prepaid revenue, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iv) amounts payable by and between the Borrower and any of its Subsidiaries in connection with retail clawback or other regulatory transition issues, (v) any Indebtedness defeased by such Person or by any Subsidiary of such Person, (vi) contingent obligations incurred in the ordinary course of business, (vii) [reserved], (viii) Performance Guaranties, and (ix) earnouts until earned, due and payable and not paid for a period of thirty (30) days (solely to the extent reflected as a liability on the balance sheet of such Person). The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid principal amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

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For all purposes hereof, the Indebtedness of the Borrower and the Restricted Subsidiaries shall (i) exclude all intercompany Indebtedness among the Borrower and its Subsidiaries having a term not exceeding 365 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business, and (ii) obligations constituting Non-Recourse Debt shall only constitute “Indebtedness” for purposes of Section 10.1, Section 10.2 and Section 10.10 and not for any other purpose hereunder.

“Indemnified Liabilities” shall have the meaning provided in Section 13.5.

“Indemnified Taxes” shall mean (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Guarantor under any Credit Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.

“Initial Term Loan” shall have the meaning provided in Section 2.1(a).

“Initial Term Loan Commitment”shall mean the commitment of a Lender to make or otherwise fund an Initial Term Loan, and “Initial Term Loan Commitments” shall mean such commitments of all of such Lenders in the aggregate. The amount of each Lender’s Initial Term Loan Commitment, if any, is set forth on Schedule 1.1(a). The aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $700,000,000.

“Insolvent” shall mean, with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA.

“Intercompany Subordinated Note” shall mean the Intercompany Note, dated as of the Closing Date, executed by the Borrower and each Restricted Subsidiary of the Borrower.

“Interest Period” shall mean, with respect to any Term Loan or Revolving Credit Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.

“Investment” shall mean, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Stock, Stock Equivalents, bonds, notes, debentures, partnership, limited liability company membership or other ownership interests or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) (including any partnership or joint venture); (c) the entering into of any Guarantee Obligation with respect to, Indebtedness; or (d) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person; provided that, in the event that any Investment is made by the Borrower or any Restricted Subsidiary in any Person through substantially concurrent interim transfers of any amount through one or more other Restricted Subsidiaries, then such other substantially concurrent interim transfers shall be disregarded for purposes of Section 10.5. The amount of any Investment outstanding at any time shall be the original cost of such Investment reduced (except in the case of (x) Investments made using the Applicable Amount pursuant to Section 10.5(v)(y) and (y) Returns which increase the Applicable Amount pursuant to clauses (a)(iii), (iv), (v) and (vii) of the definition thereof) by any Returns of the Borrower or a Restricted Subsidiary in respect of such Investment (provided that, with respect to amounts received other than in the form of cash or Permitted Investments, such amount shall be equal to the fair market value of such consideration).

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“ISO” shall mean “independent system operator,” as further defined by FERC policies, orders and regulations.

“ISP” shall mean, with respect to any Revolving Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” shall mean with respect to any Revolving Letter of Credit, the Letter of Credit Request, and any other document, agreement and instrument entered into by a Revolving Letter of Credit Issuer and the Borrower or any of its Subsidiaries or in favor of a Revolving Letter of Credit Issuer and relating to such Revolving Letter of Credit.

“Joint Lead Arrangers” shall mean (a) Citibank, N.A., Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., BofA Securities, Inc., Credit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch, RBC Capital Markets, LLC, Societe Generale, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia, Truist Securities, Inc. and Keybanc Capital Markets Inc., as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents with respect to the Initial Term Loans made available on the Closing Date~~.~~ and (b) Citibank, N.A., Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Bank of America, N.A., Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Keybanc Capital Markets Inc., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch, RBC Capital Markets, LLC, Societe Generale, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia and Truist Securities, Inc., as joint lead arrangers and joint bookrunners for the Lenders under the First Amendment and with respect to the Transactions contemplated thereby.

“Junior Lien Intercreditor Agreement” shall mean an intercreditor agreement among the representative of such holders of the applicable Indebtedness junior to the Obligations, the Collateral Agent, the Borrower and any other First Lien Secured Parties from time to time party thereto, in a form that is reasonably satisfactory in form and substance to the Borrower and the Collateral Agent.

“LCT Election” shall have the meaning provided in Section 1.11.

“LCT Test Date” shall have the meaning provided in Section 1.11.

“Lender” shall have the meaning provided in the preamble to this Agreement.

“Lender Default” shall mean (a) the refusal or failure (which has not been cured) of a Lender to make available its portion of any Borrowing or to fund its portion of any Unpaid Drawing under Section 3.4 that it is required to make hereunder, (b) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to that effect with respect to its funding obligations under this Agreement, (c) a Lender has failed to confirm (within one (1) Business Day after a request for such confirmation is received by such Lender) in a manner reasonably satisfactory to the Administrative Agent, the Borrower and, in the case of a Revolving Credit Lender, each Revolving Letter of Credit Issuer that it will comply with its funding obligations under this Agreement, (d) a Lender being deemed insolvent or becoming the subject of a bankruptcy or insolvency proceeding or has admitted in writing that it is insolvent; provided that a Lender Default shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Stock in the applicable Lender or any direct or indirect parent

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company thereof by a Governmental Authority so long as such ownership interest does not result in or provide the applicable Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit the applicable Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with the applicable Lender, or (e) a Lender that has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.

“Lender Presentation” shall mean the Lender Presentation dated March 7, 2024, relating to the Credit Facilities and the Transactions.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, collateral assignment, lien (statutory or other) or similar encumbrance (including any conditional sale or other title retention agreement or any lease or license in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.

“Limited Condition Transaction” shall mean (i) any Permitted Acquisition or other permitted acquisition or Investment, merger or other similar transaction that the Borrower or one or more of its Restricted Subsidiaries is contractually committed (or has entered into a letter of intent) to consummate and whose consummation is not conditioned on the availability of, or on obtaining, third party financing (including, for the avoidance of doubt, acquisitions of projects (or the Stock of Persons owning projects) from any direct or indirect parent company of the Borrower), (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment ~~and~~, (iii) any Dividends requiring irrevocable notice in advance thereof or that have been publicly announced, (iv) any Disposition and (v) any incurrence or assumption of Indebtedness.

“Loan” shall mean any Revolving Credit Loan or Term Loan made by any Lender hereunder.

“Master Agreement” shall have the meaning provided in the definition of the term “Hedging Agreement”.

“Material Adverse Effect” shall mean any circumstances or conditions affecting the business, assets, operations, properties or financial condition of the Borrower and its Subsidiaries, taken as a whole, that would, in the aggregate, materially adversely affect (a) the ability of the Borrower and its Restricted Subsidiaries, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents (taken as a whole) or (b) the material rights or remedies (taken as a whole) of the Administrative Agent, the Collateral Agent and the Lenders under the Credit Documents.

“Material Indebtedness” shall mean any Indebtedness (other than the Obligations) of the Borrower or any Restricted Subsidiary in an outstanding amount at any time exceeding the ~~greater~~greatest of (x) $100,000,000 ~~and~~, (y) 75% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 6% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis).

“Material Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary of the Borrower (a) whose total assets (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) at the last day of the most recent Test Period for which Section 9.1 Financials have been delivered were equal to or greater than 5.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose total revenues (when combined with the revenues of such Restricted Subsidiary’s Subsidiaries, after

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eliminating intercompany obligations) during such Test Period were equal to or greater than 5.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries have, in the aggregate, (x) total assets (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) at the last day of such Test Period equal to or greater than 10.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (y) total revenues (when combined with the revenues of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which the officer’s certificate delivered pursuant to Section 9.1(c) of this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as “Material Subsidiaries” so that such condition no longer exists. It is agreed and understood that no Receivables Entity or Securitization Subsidiary shall be a Material Subsidiary.

“Maturity Date” shall mean the Term Loan Maturity Date, the Revolving Credit Termination Date, any Incremental Term Loan Maturity Date, any maturity date related to any Incremental Revolving Credit Loan, any maturity date related to any Extension Series of Extended Term Loans, and any maturity date related to any Extension Series of Extended Revolving Credit Commitments, any maturity date related to any Refinancing Term Loan, any maturity date related to any Refinancing Revolving Credit Loan, any maturity date related to any Replacement Term Loan, any maturity date related to any Revolving Credit Loan related to any Replacement Revolving Credit Commitments or the Revolving L/C Maturity Date, as applicable.

“Maximum Incremental Facilities Amount” shall mean, at any time after the First Amendment Effective Date, the sum of (1) the ~~greater~~sum of (A) the greatest of (x) $~~115,000,000 and~~135,000,000, (y) an amount equal to 100% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 8% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) plus (B) amounts available under Section 10.1(n) at such time (it being understood that usage of such amounts shall reduce availability under Section 10.1(n) on a dollar-for-dollar basis) (this clause (B), the “Reallocated Amount”) (this clause (1), the “Incremental Fixed Dollar Basket”), plus (2) the sum of (A) all voluntary prepayments of the Term Loans, Permitted Other Debt, other Indebtedness that ranks pari passu with the Obligations (including loan buybacks (whether or not offered to all Lenders) and open market purchases permitted under this Agreement and the other Credit Documents or termination from the “yank-a-bank” provisions (to the extent the applicable Indebtedness is actually retired) in each case, with credit given for the par value of any such Indebtedness) and commitment reductions of Revolving Credit Commitments (in each case except to the extent (i) funded with proceeds of long term refinancing Indebtedness (other than revolving loans) or (ii) the prepaid Indebtedness was originally incurred under clause (3) below) plus (B) in the case of Commitments that serve to effectively refinance, replace and/or extend the maturity of then-existing Commitments and/or Loans, an amount equal to the portion of such Commitments and/or Loans, as applicable, to be replaced with such Commitments (this clause (2), the “Incremental Prepayment Basket”) plus (3) an unlimited amount so long as, in the case of this clause (3) only, such amount at such time could be incurred without causing (x) in the case of Indebtedness secured by Liens on the Collateral that rank pari passu with the Liens securing the Term Loans and Revolving Credit Loans, the Consolidated First Lien Net Leverage Ratio (calculated on a Pro Forma Basis) to exceed 5.25 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Consolidated First Lien Net Leverage Ratio (on a

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Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 5.25 to 1.00 and (II) the Consolidated First Lien Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure), (y) in the case of Indebtedness secured by Liens on the Collateral that rank junior to the Liens on the Collateral securing the Credit Facilities, the Consolidated Secured Net Leverage Ratio (calculated on a Pro Forma Basis) to exceed 5.50 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Consolidated Secured Net Leverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 5.50 to 1.00 and (II) the Consolidated Secured Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure), and (z) in the case of unsecured Indebtedness or Indebtedness secured only by Liens on assets that do not constitute Collateral, either (A) the Consolidated Total Net Leverage Ratio (calculated on a Pro Forma Basis) to exceed 6.00 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Consolidated Total Net Leverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 6.00 to 1.00 and (II) the Consolidated Total Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure) or (B) the Fixed Charge Coverage Ratio (calculated on a Pro Forma Basis) to be less than 2.00 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Fixed Charge Coverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be less than the lesser of (I) 2.00 to 1.00 and (II) the Fixed Charge Coverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure), in each case, after giving effect to any acquisition consummated in connection therewith and all other appropriate pro forma adjustments (including giving effect to the prepayment of Indebtedness in connection therewith), and assuming for purposes of this calculation that (i) the full committed amount of any Additional Revolving Credit Commitments then being incurred shall be treated as outstanding for such purpose ~~and~~, (ii) the full committed amount of any Incremental Letter of Credit Commitment then being incurred shall be treated as issued and fully drawn for such purpose and (iii) cash proceeds of any such Incremental Facility or Permitted Other Debt then being incurred shall not be netted for purposes of calculating such Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio or Consolidated Total Net Leverage Ratio, as applicable; provided, however, that if amounts incurred under this clause (3) are incurred concurrently with the incurrence of Incremental Facilities in reliance on clause (1) and/or clause (2) above or under any other fixed dollar basket set forth in this Agreement (other than the Revolving Credit Facility), the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio, the Consolidated Total Net Leverage Ratio or the Fixed Charge Coverage Ratio shall be permitted to exceed (or in the case of the Fixed Charge Coverage Ratio, be less than) the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, set forth in clause (3) above to the extent of such amounts incurred in reliance on clause (1) and/or clause (2) or such fixed dollar basket solely for the purpose of determining whether such concurrently incurred amounts incurred under this clause (3) are permissible (it being understood that (A) if the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio, the Consolidated Total Net Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable,

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incurrence test is met, then, at the election of the Borrower, any Incremental Facility or Permitted Other Debt may be incurred under clause (3) above regardless of whether there is capacity under clause (1) and/or clause (2) above or such fixed dollar basket and (B) any portion of any Incremental Facility or Permitted Other Debt incurred in reliance on clause (1) and/or clause (2) or such fixed dollar basket shall be reclassified automatically from time to time, as incurred under clause (3) if the Borrower meets the applicable leverage or coverage ratio under clause (3) at such time on a Pro Forma Basis).

“Maximum Rate” shall have the meaning provided in Section 13.20.

“Maximum Tender Condition” shall have the meaning provided in Section 2.17(b).

“MFN Adjustment” shall have the meaning provided in Section 2.14(d)(iv).

“MFN Exceptions” shall have the meaning provided in Section 2.14(d)(iv).

“Minimum Borrowing Amount” shall mean, subject to Section 2.1(d) (a) with respect to a Borrowing of ABR Loans, $1,000,000 (or, if less, the entire remaining Commitments of any applicable Credit Facility at the time of such Borrowing) and (b) with respect to a Borrowing of Term SOFR Loans, $5,000,000 (or, if less, the entire remaining Commitments of any applicable Credit Facility at the time of such Borrowing).

“Minimum Tender Condition” shall have the meaning provided in Section 2.17(b).

“Minority Investment” shall mean any Person (other than a Subsidiary) in which the Borrower or any Restricted Subsidiary owns Stock or Stock Equivalents, including any joint venture (regardless of form of legal entity).

“MNPI” shall mean, with respect to any Person, information and documentation that is (a) of a type that would not be publicly available (and could not be derived from publicly available information) if such Person and its Subsidiaries were public reporting companies and (b) material with respect to such Person, its Subsidiaries or the respective securities of such Person and its Subsidiaries for purposes of U.S. federal and state securities laws, in each case, assuming such laws were applicable to such Person and its Subsidiaries.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its rating agency business.

“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by the owner of a Mortgaged Property and the Collateral Agent for the benefit of the Secured Parties in respect of that Mortgaged Property, in a form to be mutually agreed with the Administrative Agent.

“Mortgaged Property” shall mean all Real Estate (i) set forth on Schedule 1.1(b) and (ii) with respect to which a Mortgage is required to be granted pursuant to Section 9.14.

“Multiemployer Plan” shall mean a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA (i) to which any of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is then making or has an obligation to make contributions or (ii) with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate could incur liability pursuant to Title IV of ERISA.

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“Necessary CapEx” shall mean Capital Expenditures that are required by Applicable Law (other than Environmental Law) or otherwise undertaken voluntarily for health and safety reasons (other than as required by Environmental Law). The term “Necessary CapEx” does not include any Capital Expenditure undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.

“Net Cash Proceeds” shall mean, with respect to any Prepayment Event, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the Borrower or any Restricted Subsidiary in respect of such Prepayment Event, as the case may be, less (b) the sum of:

(i) the amount, if any, of (A) all Taxes (including in connection with any repatriation of funds) paid or estimated by the Borrower in good faith to be payable by the Borrower (or any direct or indirect parent thereof) or any Restricted Subsidiary and (B) all payments paid or estimated by the Borrower in good faith to be payable by the Borrower (or any direct or indirect parent thereof) or any Restricted Subsidiary pursuant to the Shared Services and Tax Agreements in connection with such Prepayment Event,

(ii) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any Taxes deducted pursuant to clause (i) above) (x) associated with the assets that are the subject of such Prepayment Event and (y) retained by the Borrower or any Restricted Subsidiary (including any pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction); provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such Prepayment Event occurring on the date of such reduction,

(iii) the amount of any Indebtedness (other than Indebtedness hereunder and any other Indebtedness secured by a Lien on the Collateral that ranks pari passu with or is subordinated to the Liens securing the Obligations) secured by a Lien on the assets that are the subject of such Prepayment Event, to the extent that the instrument creating or evidencing such Indebtedness requires that such Indebtedness be repaid upon consummation of such Prepayment Event,

(iv) in the case of any Asset Sale Prepayment Event or Recovery Prepayment Event, the amount of any proceeds of such Prepayment Event that the Borrower or any Restricted Subsidiary has reinvested (or intends to reinvest within the ~~Reinvestment Period, has entered into an Acceptable Reinvestment Commitment prior to the last day of the Reinvestment Period to reinvest or, with respect to any Recovery Prepayment Event, provided an Acceptable Reinvestment Commitment or a Restoration Certification prior to the last day of the~~ Reinvestment Period) in the business of the Borrower or any Restricted Subsidiary (subject to Section 9.16), including for the repair, restoration or replacement of an asset or assets subject to such Prepayment Event; provided that any portion of such proceeds that has not been so reinvested within such Reinvestment Period (with respect to such Prepayment Event, the “Deferred Net Cash Proceeds”) shall~~, unless the Borrower or any Restricted Subsidiary has entered into an Acceptable Reinvestment Commitment or provided a Restoration Certification prior to the last day of such Reinvestment Period to reinvest such proceeds,~~ (x) be deemed to be Net Cash Proceeds of such Prepayment Event occurring on the last day of such Reinvestment Period ~~or, if later, 180 days after the date the Borrower or such Restricted Subsidiary has entered into such Acceptable Reinvestment Commitment or provided such Restoration Certification, as applicable~~ (such last day ~~or 180th day, as applicable~~, the “Deferred Net Cash Proceeds Payment Date”), and (y) be applied to the repayment of Term Loans in accordance with Section 5.2(a)(i),

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(v) in the case of any Asset Sale Prepayment Event, any funded escrow established pursuant to the documents evidencing any such sale or disposition to secure any indemnification obligations or adjustments to the purchase price associated with any such sale or disposition; provided that the amount of any subsequent reduction of such escrow (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a Prepayment Event occurring on the date of such reduction solely to the extent that the Borrower and/or any Restricted Subsidiaries receives cash in an amount equal to the amount of such reduction,

(vi) in the case of any Asset Sale Prepayment Event or Recovery Prepayment Event by a non-Wholly Owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (vi)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a Wholly Owned Restricted Subsidiary as a result thereof, and

(vii) reasonable and customary fees, commissions, expenses (including attorney’s fees, investment banking fees, survey costs, title insurance premiums and recording charges, transfer taxes, deed or mortgage recording taxes and other customary expenses and brokerage, consultant and other customary fees), issuance costs, premiums, discounts and other costs paid by the Borrower or any Restricted Subsidiary, as applicable, in connection with such Prepayment Event, in each case only to the extent not already deducted in arriving at the amount referred to in clause (a) above.

“Netting Agreement” shall mean a netting agreement, master netting agreement or other similar document having the same effect as a netting agreement or master netting agreement and, as applicable, any collateral annex, security agreement or other similar document related to any master netting agreement or Permitted Contract.

“New Contracts” shall have the meaning provided in the definition of “Consolidated EBITDA”.

“New Debt Incurrence Prepayment Event” shall mean any issuance or incurrence by the Borrower or any of the Restricted Subsidiaries of any Indebtedness permitted to be issued or incurred under Section 10.1(y)(i), and any Refinancing Loans, any Replacement Term Loans and any loans under any Replacement Facility.

“New Refinancing Letter of Credit Commitments” shall have the meaning provided in Section 2.15(b)(i).

“New Refinancing Revolving Credit Commitments” shall have the meaning provided in Section 2.15(b)(i).

“New Refinancing Term Loan Commitments” shall have the meaning provided in Section 2.15(b)(i).

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“New Revolving Credit Commitments” shall have the meaning provided in Section 2.14(a).

“New Revolving Credit Loan” shall have the meaning provided in Section 2.14(b).

“New Revolving Loan Lender” shall have the meaning provided in Section 2.14(b).

“Non-Consenting Lender” shall have the meaning provided in Section 13.7(b).

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Non-Extension Notice Date” shall have the meaning provided in Section 3.2(b).

“Non-Recourse Debt” means any Indebtedness incurred by any Non-Recourse Subsidiary, which Indebtedness does not provide for recourse against the Borrower or any Restricted Subsidiary of the Borrower (excluding, for the avoidance of doubt, a Non-Recourse Subsidiary and such recourse as exists under a Performance Guaranty) or any property or asset of the Borrower or any Restricted Subsidiary of the Borrower (other than the Stock in, or the property or assets of, a Non-Recourse Subsidiary); provided, however, that the following shall be deemed to be Non-Recourse Debt: (i) guarantees with respect to debt service reserves established with respect to a Non-Recourse Subsidiary to the extent that such guarantee shall result in the immediate payment of funds, pursuant to dividends or otherwise, in the amount of such guarantee; (ii) contingent obligations of the Borrower or any Restricted Subsidiary to make capital contributions to a Non-Recourse Subsidiary; (iii) any credit support or liability consisting of reimbursement obligations in respect of letters of credit issued hereunder to support obligations of a Non-Recourse Subsidiary, (iv) agreements of the Borrower or any Restricted Subsidiary to provide, or guarantees or other credit support (including letters of credit) by the Borrower or any Restricted Subsidiary of any agreement of another Restricted Subsidiary to provide, corporate, management, marketing, administrative, technical, energy management or marketing, engineering, procurement, construction, operation and/or maintenance services to such Non-Recourse Subsidiary, including in respect of the sale or acquisition of power, emissions, tax credits, fuel, oil, gas or other supply of energy, (v) any agreements containing Hedging Obligations, and any power purchase or sale agreements, fuel purchase or sale agreements, emissions credit or other tax credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, commercial or trading agreements and any other similar agreements entered into between the Borrower or any Restricted Subsidiary with or otherwise involving any other Non-Recourse Subsidiary, including any guarantees or other credit support (including letters of credit) in connection therewith, (vi) any Investments in a Non-Recourse Subsidiary and, for the avoidance of doubt, pledges by the Borrower or any Restricted Subsidiary of the Stock of any Non-Recourse Subsidiary that are directly owned by the Borrower or any Restricted Subsidiary in favor of the agent or lenders in respect of such Non-Recourse Subsidiary’s Non-Recourse Debt and (vii) any Performance Guarantees, to the extent in the case of clauses (i) through (vii) otherwise permitted by this Agreement.

“Non-Recourse Subsidiary” means (i) any Subsidiary of the Borrower whose principal purpose is to incur Non-Recourse Debt and/or construct, lease, own or operate the assets financed thereby, or to become a direct or indirect partner, member or other equity participant or owner in a Person created for such purpose, and substantially all the assets of which Subsidiary and such Person are limited to (x) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by Non-Recourse Debt, or (y) Stock in, or Indebtedness or other obligations of, one or more other such Subsidiaries or Persons, or (z) Indebtedness or other obligations of the Borrower or its Subsidiaries or other Persons and (ii) any Subsidiary of a Non-Recourse Subsidiary. As of the Closing Date, there are no Non-Recourse Subsidiaries.

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“Non-U.S. Lender” shall mean any Lender that is not a United States person under Section 7701(a)(30) of the Code.

“Notice of Borrowing” shall mean a request of the Borrower in accordance with the terms of Section 2.3 and substantially in the form of Exhibit A or such other form as shall be approved by the Administrative Agent (acting reasonably).

“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6.

“NYFRB” means the Federal Reserve Bank of New York.

“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Revolving Letter of Credit or under any Secured Cash Management Agreement or Secured Hedging Agreement, in each case, entered into with the Borrower or any Restricted Subsidiary, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, in each case, other than Excluded Swap Obligations. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Credit Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Credit Documents) (i) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts payable by any Credit Party under any Credit Document and (ii) exclude, notwithstanding any term or condition in this Agreement or any other Credit Documents, any Excluded Swap Obligations.

“Operations Failure” shall have the meaning provided in the definition of “EBITDA Lost as a Result of a Unit Outage”.

“Organizational Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Agent or Lender, Taxes imposed as a result of a present or former connection between such Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document or sold or assigned an interest in any Loan or Credit Document).

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“Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing or similar taxes (including interest, and penalties applicable thereto) arising from any payment made or required to be made under any Credit Document or from the execution or delivery of, registration or enforcement of, consummation or administration of, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 13.7).

“Overnight Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate and (b) an overnight rate determined by the Administrative Agent and the applicable Revolving Letter of Credit Issuer in accordance with banking industry rules on interbank compensation.

“Participant” shall have the meaning provided in Section 13.6(c)(i).

“Participant Register” shall have the meaning provided in Section 13.6(c)(iii).

“Participating Receivables Grantor” shall mean the Borrower or any Restricted Subsidiary that is or that becomes a participant or originator in a Permitted Receivables Financing.

“Patriot Act” shall have the meaning provided in Section 13.8.

“Payment Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default under Section 11.1.

“Payment Recipient” has the meaning assigned to it in Section 12.14(a).

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Act” shall mean the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.

“Pension Plan” shall mean any employee pension benefit plan (as defined in Section 3(2) of ERISA, but excluding any Multiemployer Plan) in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be reasonably expected to be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Certificate” shall mean a certificate of the Borrower in form reasonably acceptable to the Collateral Agent.

“Performance Guaranty” means any guaranty issued in connection with any Non-Recourse Debt that (i) if secured, is secured only by assets of, or Stock in, a Non-Recourse Subsidiary, and (ii) guarantees to the provider of such Non-Recourse Debt or any other Person the (a) performance of the improvement, installation, design, engineering, construction, acquisition, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Non-Recourse Debt, (b) completion of the minimum agreed equity contributions to the relevant Non-Recourse Subsidiary, or (c) performance by a Non-Recourse Subsidiary of obligations to Persons other than the provider of such Non-Recourse Debt.

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“Permitted Acquisition” shall mean the acquisition, by merger or otherwise, by the Borrower or any Restricted Subsidiary of assets (including assets constituting a business unit, line of business or division) or Stock or Stock Equivalents, so long as (a) if such acquisition involves any Stock or Stock Equivalents, such acquisition shall result in the issuer of such Stock or Stock Equivalents and its Subsidiaries becoming a Restricted Subsidiary and a Subsidiary Guarantor, to the extent required by Section 9.11 or designated as an Unrestricted Subsidiary pursuant to the terms hereof, (b) such acquisition shall result in the Collateral Agent, for the benefit of the applicable Secured Parties, being granted a security interest in any Stock, Stock Equivalent or any assets so acquired, to the extent required by Sections 9.11, 9.12 and/or 9.14, and (c) after giving effect to such acquisition, the Borrower and the Restricted Subsidiaries shall be in compliance with Section 9.16.

“Permitted Contract” shall have the meaning provided in Section 10.2(bb).

“Permitted Debt Exchange” shall have the meaning provided in Section 2.17(a).

“Permitted Debt Exchange Notes” shall have the meaning provided in Section 2.17(a).

“Permitted Debt Exchange Offer” shall have the meaning provided in Section 2.17(a).

“Permitted Investments” shall mean:

(a) securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities and/or reset dates of not more than 24 months from the date of acquisition thereof;

(b) securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 24 months from the date of acquisition thereof and, at the time of acquisition, having an investment grade rating generally obtainable from any of S&P, Moody’s or Fitch (or, if at any time none of S&P, Moody’s or Fitch shall be rating such obligations, then from another nationally recognized rating service);

(c) commercial paper or variable or fixed rate notes maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-3, P-3 or F-3 from any of S&P, Moody’s or Fitch, respectively (or, if at any time none of S&P, Moody’s or Fitch shall be rating such obligations, an equivalent rating from another nationally recognized rating service);

(d) time deposits with or domestic certificates of deposit or bankers’ acceptances maturing no more than two years after the date of acquisition thereof issued by, the Administrative Agent (or any Affiliate thereof), any Lender or any other bank having combined capital and surplus of not less than $500,000,000 in the case of domestic banks and $100,000,000 (or the dollar equivalent thereof) in the case of foreign banks;

(e) repurchase agreements with a term of not more than 90 days for underlying securities of the type described in clauses (a), (b) and (d) above entered into with any bank meeting the qualifications specified in clause (d) above or securities dealers of recognized national standing;

(f) marketable short-term money market and similar funds (x) either having assets in excess of $500,000,000 or (y) having a rating of at least A-3, P-3 or F-3 from any of S&P, Moody’s or Fitch (or, if at any time none of S&P, Moody’s or Fitch, respectively shall be rating such obligations, an equivalent rating from another nationally recognized rating service);

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(g) shares of investment companies that are registered under the Investment Company Act of 1940 and substantially all the investments of which are one or more of the types of securities described in clauses (a) through (f) above; and

(h) in the case of Investments by any Restricted Foreign Subsidiary or Investments made in a country outside the United States of America, other customarily utilized high-quality Investments in the country where such Restricted Foreign Subsidiary is located or in which such Investment is made.

“Permitted Liens” shall mean:

(a) Liens for Taxes, assessments or governmental charges or claims not yet delinquent or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established to the extent required by and in accordance with GAAP or that are not required to be paid pursuant to Section 9.4;

(b) Liens in respect of property or assets of the Borrower or any Restricted Subsidiary of the Borrower imposed by Applicable Law, such as carriers’, landlords’, construction contractors’, warehousemen’s and mechanics’ Liens and other similar Liens, arising in the ordinary course of business or in connection with the construction or restoration of facilities for the generation, transmission or distribution of electricity, in each case so long as such Liens arise in the ordinary course of business and do not individually or in the aggregate have a Material Adverse Effect;

(c) Liens arising from judgments or decrees in circumstances not constituting an Event of Default under Section 11.10;

(d) Liens incurred or deposits made in connection with workers’ compensation, unemployment insurance, employee benefit and pension liability and other types of social security or similar legislation, or to secure the performance of tenders, statutory obligations, trade contracts (other than for payment of Indebtedness), leases, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, surety, performance and return-of-money bonds and other similar obligations, in each case incurred in the ordinary course of business (including in connection with the construction or restoration of facilities for the generation, transmission or distribution of electricity) or otherwise constituting Investments permitted by Section 10.5;

(e) ground leases or subleases, licenses or sublicenses in respect of real property on which facilities owned or leased by the Borrower or any of the Restricted Subsidiaries of the Borrower are located;

(f) easements, rights-of-way, licenses, reservations, servitudes, permits, conditions, covenants, rights of others, restrictions (including zoning restrictions), oil, gas and other mineral interests, royalty interests and leases, minor defects, exceptions or irregularities in title or survey, encroachments, protrusions and other similar charges or encumbrances (including those to secure health, safety and environmental obligations), which do not interfere in any material respect with the business of the Borrower and the Restricted Subsidiaries of the Borrower, taken as a whole;

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(g) any exception shown on a final Survey incidental to the conduct of the business of the Borrower or any of the Restricted Subsidiaries or to the ownership of its properties which were not incurred in connection with Indebtedness for borrowed money and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Borrower or any of the Restricted Subsidiaries and any exception on the title policies issued in connection with any Mortgaged Property;

(h) any interest or title of a lessor, sublessor, licensor, sublicensor or grantor of an easement or secured by a lessor’s, sublessor’s, licensor’s, sublicensor’s interest or grantor of an easement under any lease, sublease, license, sublicense or easement to be entered into by the Borrower or any Restricted Subsidiary of the Borrower as lessee, sublessee, licensee, grantee or sublicensee to the extent permitted by this Agreement;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit or banker’s acceptance issued or created for the account of the Borrower or any Restricted Subsidiary of the Borrower; provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiary in respect of such letter of credit or banker’s acceptance to the extent permitted under Section 10.1;

(k) leases, licenses, subleases or sublicenses granted to others not interfering in any material respect with the business of the Borrower and the Restricted Subsidiaries of the Borrower, taken as a whole;

(l) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings made in respect of operating leases entered into by the Borrower or any Restricted Subsidiary of the Borrower;

(m) Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts of the Borrower and the Restricted Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the ordinary course of business;

(n) Liens arising under Section 9.343 of the Texas Uniform Commercial Code or similar statutes of states other than Texas;

(o) (i) Liens on accounts receivable, other Receivables Facility Assets, or accounts into which collections or proceeds of Receivables Facility Assets are deposited, in each case arising in connection with a Permitted Receivables Financing and (ii) Liens on Securitization Assets and related assets arising in connection with a Qualified Securitization Financing;

(p) any zoning, land use, environmental or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and the Restricted Subsidiaries of the Borrower, taken as a whole;

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(q) any Lien arising by reason of deposits with or giving of any form of security to any Governmental Authority for any purpose at any time as required by Applicable Law as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Borrower or any Restricted Subsidiary to maintain self-insurance or to participate in any fund for liability on any insurance risks;

(r) Liens, restrictions, regulations, easements, exceptions or reservations of any Governmental Authority applying to nuclear fuel;

(s) rights reserved to or vested in any Governmental Authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of Applicable Law, to terminate or modify such right, power, franchise, grant, license or permit or to purchase or recapture or to designate a purchaser of any of the property of such person;

(t) Liens arising under any obligations or duties affecting any of the property, the Borrower or any Restricted Subsidiary to any Governmental Authority with respect to any franchise, grant, license or permit which do not materially impair the use of such property for the purposes for which it is held;

(u) rights reserved to or vested in any Governmental Authority to use, control or regulate any property of such Person, which do not materially impair the use of such property for the purposes for which it is held;

(v) any obligations or duties, affecting the property of the Borrower or any Restricted Subsidiary, to any Governmental Authority with respect to any franchise, grant, license or permit;

(w) a set-off or netting rights granted by the Borrower or any Restricted Subsidiary of the Borrower pursuant to any Hedging Agreements, Netting Agreements or Permitted Contracts solely in respect of amounts owing under such agreements;

(x) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.5; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(y) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(z) Liens on cash and Permitted Investments that are earmarked to be used to satisfy or discharge Indebtedness; provided (a) such cash and/or Permitted Investments are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (b) such Liens extend solely to the account in which such cash and/or Permitted Investments are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, and (c) the satisfaction or discharge of such Indebtedness is expressly permitted hereunder;

(aa) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by Applicable Laws; and

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(bb) Liens on Stock of an Unrestricted Subsidiary or Excluded Project Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary or Excluded Project Subsidiary, as applicable.

“Permitted Other Debt” shall mean, collectively, Permitted Other Loans and Permitted Other Notes.

“Permitted Other Debt Documents” shall mean any agreement, document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Credit Documents) issued or executed and delivered with respect to any Permitted Other Debt by any Credit Party.

“Permitted Other Debt Obligations” shall mean, if any Permitted Other Debt is issued, all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Permitted Other Debt Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Permitted Other Debt Obligations of the applicable Credit Parties under the Permitted Other Debt Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Permitted Other Debt Documents) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts payable by any such Credit Party under any Permitted Other Debt Document.

“Permitted Other Debt Secured Parties” shall mean the holders from time to time of secured Permitted Other Debt Obligations (and any representative on their behalf).

“Permitted Other Loans” shall mean senior secured or unsecured loans or other Indebtedness (other than notes) (which Indebtedness, if secured by a Lien on any of the Collateral, may be secured pari passu with the Obligations (without regard to control of remedies) or may be secured by a Lien ranking junior to the Lien securing the Obligations), in either case either issued or incurred by the Borrower or a Restricted Subsidiary which, (a) if issued by the Borrower or a Guarantor, of which no Restricted Subsidiary of the Borrower (other than a Guarantor and, for the avoidance of doubt, the Borrower) is an obligor and (b) if secured by a Lien on any of the Collateral, are not secured by any assets of a Credit Party other than all or any portion of the Collateral.

“Permitted Other Notes” shall mean senior secured or unsecured notes (which notes, if secured, may be secured pari passu with the Obligations (without regard to control of remedies), may be secured by a Lien ranking junior to the Lien securing the Obligations or may be secured solely by assets that do not constitute Collateral), in each case either issued or incurred by the Borrower or a Restricted Subsidiary, (a) the covenants and events of default of which, taken as a whole, are not materially more restrictive to the Borrower and the Restricted Subsidiaries than the terms of the Initial Term Loans unless (1) Lenders under the Initial Term Loans also receive the benefit of such more restrictive terms, (2) such terms reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined in good faith by the Borrower) (it being understood that to the extent that any financial maintenance covenant is included for the benefit of any Permitted Other Notes, such financial maintenance covenant shall be added for the benefit of any Loans outstanding hereunder at the time of incurrence of such Permitted Other Notes (except for any financial maintenance covenants applicable only to periods after the Term Loan Maturity Date)) or (3) any such provisions apply after the Term Loan Maturity Date with respect to Initial Term Loans, (b) if issued by the Borrower or a Guarantor, of which no Restricted Subsidiary of the Borrower (other than a Guarantor and, for the avoidance of doubt, the Borrower) is an obligor and (c) if secured by a Lien on any of the Collateral, are not secured by any assets of a Credit Party other than all or any portion of the Collateral.

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“Permitted Receivables Financing” shall mean any of one or more receivables financing programs as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants, guarantees, purchase obligations and indemnities and other customary forms of support, in each case made in connection with such facilities) to the Borrower and the Restricted Subsidiaries (other than a Receivables Entity) providing for the sale, conveyance, or contribution to capital of Receivables Facility Assets by Participating Receivables Grantors in any transactions or series of transactions purporting to be sales of Receivables Facility Assets, directly or indirectly, to either (a) a Person that is not a Restricted Subsidiary or (b) a Receivables Entity that in turn funds such purchase by the direct or indirect sale, transfer, conveyance, pledge, or grant of participation or other interest, including a security interest, in such Receivables Facility Assets to a Person that is not a Restricted Subsidiary.

“Permitted Reorganization” shall mean re-organizations and other activities related to tax planning and any other re-organizations, so long as, after giving effect thereto, the security interest of the Lenders in the Collateral, taken as a whole, is not materially impaired (as determined by the Borrower in good faith).

“Permitted Sale Leaseback” shall mean any Sale Leaseback existing on the Closing Date or consummated by the Borrower or any Restricted Subsidiary after the Closing Date; provided that any such Sale Leaseback consummated after the Closing Date not between (a) a Credit Party and another Credit Party or (b) a Restricted Subsidiary that is not a Credit Party and another Restricted Subsidiary that is not a Credit Party is consummated for fair value as determined at the time of consummation in good faith by (i) the Borrower or such Restricted Subsidiary and (ii) in the case of any Sale Leaseback (or series of related Sales Leasebacks) the aggregate proceeds of which exceed ~~$100,000,000~~, on and after the First Amendment Effective Date, the greatest of (x) $135,000,000, (y) 100% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 8% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis), the board of directors of the Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback).

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“PJM” shall mean PJM Interconnection, L.L.C. or any other entity succeeding thereto.

“Platform” shall have the meaning provided in Section 13.17(c).

“Pledge Agreement” shall mean (a) the Pledge Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time), entered into by the Credit Parties party thereto and the Collateral Agent for the benefit of the Secured Parties, and (b) any other Pledge Agreement with respect to any or all of the Obligations delivered pursuant to Section 9.12.

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“Post-Closing Period” shall have the meaning specified in the definition of “Annualized Basis”.

“Post-Transaction Period” shall mean, with respect to any Specified Transaction, the period beginning on the date such Specified Transaction is consummated and ending on the last day of the eighth full consecutive fiscal quarter immediately following the date on which such Specified Transaction is consummated.

“Preferred Stock” shall mean any Stock or Stock Equivalents with preferential rights of payment of dividends or upon liquidation, dissolution or winding up.

“Prepayment Event” shall mean any Asset Sale Prepayment Event, Recovery Prepayment Event, Debt Incurrence Prepayment Event or New Debt Incurrence Prepayment Event.

“Pro Forma Adjustment” shall mean, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Transaction Period, with respect to the Acquired EBITDA of the applicable Pro Forma Entity or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA (including as the result of any “run-rate” synergies, operating expense reductions and improvements and cost savings and other adjustments evidenced by or contained in a due diligence quality of earnings report made available to the Administrative Agent prepared with respect to such Pro Forma Entity by a “big-four” nationally recognized accounting firm or any other accounting firm reasonably acceptable to the Administrative Agent), as the case may be, projected by the Borrower in good faith as a result of (a) actions taken or with respect to which substantial steps have been taken or are expected to be taken, prior to or during such Post-Transaction Period for the purposes of realizing cost savings or (b) any additional costs incurred prior to or during such Post-Transaction Period, in each case in connection with the combination of the operations of such Pro Forma Entity with the operations of the Borrower and the Restricted Subsidiaries; provided that (A) at the election of the Borrower, such Pro Forma Adjustment shall not be required to be determined for any Pro Forma Entity to the extent the aggregate consideration paid in connection with such acquisition was less than $50,000,000 or the aggregate Pro Forma Adjustment would be less than $50,000,000 and (B) so long as such actions are taken, or to be taken, prior to or during such Post-Transaction Period or such costs are incurred prior to or during such Post-Transaction Period, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that the applicable amount of such “run rate” synergies, operating expense reductions and improvements and cost savings and other adjustments will be realizable during the entirety of such Test Period, or the applicable amount of such additional “run rate” synergies, operating expense reductions and improvements and cost savings and other adjustments, as applicable, will be incurred during the entirety of such Test Period; provided, further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for “run rate” synergies, operating expense reductions and improvements and cost savings and other adjustments or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” shall mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Stock in any Subsidiary of the Borrower or any division, product

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line, or facility used for operations of the Borrower or any Subsidiary of the Borrower, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement or repayment of Indebtedness, and (c) any incurrence or assumption of Indebtedness by the Borrower or any Restricted Subsidiary in connection therewith (it being agreed that (x) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination, (y) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by an Authorized Officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (z) interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate as the Borrower or any applicable Restricted Subsidiary may designate); provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above (but without duplication thereof), the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (i) (x) directly attributable to such transaction and (y) reasonably identifiable and factually supportable in the good faith judgment of the Borrower or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Entity” shall have the meaning provided in the definition of the term “Acquired EBITDA”.

“Prohibited Transaction” shall have the meaning assigned to such term in Section 406 of ERISA or Section 4975(c) of the Code.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“PUCT” shall mean the Public Utility Commission of Texas or any successor.

“PUHCA” shall mean the Public Utility Holding Company Act of 2005, as amended to the date hereof and from time to time hereafter.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Securitization Financing” shall mean any Securitization Facility (and any guarantee of such Securitization Facility), that meets the following conditions: (i) the Borrower shall have determined in good faith that such Securitization Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Restricted Subsidiaries; (ii) all sales, conveyances, assignments or contributions of Securitization Assets and related assets by the Borrower or any Restricted Subsidiary to the Securitization Subsidiary or any other Person are made at fair market value (as determined in good faith by the Borrower); (iii) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings; and (iv) the obligations under such Securitization Facility are nonrecourse (except for customary representations, warranties, covenants, guarantees, purchase obligations and indemnities made in connection with such facilities) to the Borrower or any Restricted Subsidiary (other than a Securitization Subsidiary).

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“Rating Event” shall mean the rating on the Initial Term Loans is lowered by both of S&P and Moody’s on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Initial Term Loans is under publicly announced consideration for a possible downgrade by either of such rating agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public disclosure by the Borrower of the occurrence of a Change of Control or the Borrower’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if such rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Administrative Agent in writing at the Borrower’s or the Administrative Agent’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Real Estate” shall mean any interest in land, buildings and improvements owned, leased or otherwise held by any Credit Party, but excluding all operating fixtures and equipment.

“Reallocated Amount” shall have the meaning assigned to such term in the definition of “Maximum Incremental Facilities Amount”.

“Receivables Entity” shall mean any Person formed solely for the purpose of (i) facilitating or entering into one or more Permitted Receivables Financings, and (ii) in each case, engaging in activities reasonably related or incidental thereto.

“Receivables Facility Assets” shall mean currently existing and hereafter arising or originated Accounts, Payment Intangibles and Chattel Paper (as each such term is defined in the UCC) owed or payable to any Participating Receivables Grantor, and to the extent related to or supporting any Accounts, Chattel Paper or Payment Intangibles, or constituting a receivable, all General Intangibles (as each such term is defined in the UCC) and other forms of obligations and receivables owed or payable to any Participating Receivables Grantor, including the right to payment of any interest, finance charges, late payment fees or other charges with respect thereto (the foregoing, collectively, being “receivables”), all of such Participating Receivables Grantor’s rights as an unpaid vendor (including rights in any goods the sale of which gave rise to any receivables), all security interests or liens and property subject to such security interests or liens from time to time purporting to secure payment of any receivables or other items described in this definition, all guarantees, letters of credit, security agreements, insurance and other agreements or arrangements from time to time supporting or securing payment of any receivables or other items described in this definition, all customer deposits with respect thereto, all rights under any contracts giving rise to or evidencing any receivables or other items described in this definition, and all documents, books, records and information (including computer programs, tapes, disks, data processing software and related property and rights) relating to any receivables or other items described in this definition or to any obligor with respect thereto and all proceeds of such receivables and any other assets customarily transferred together with receivables in connection with a non-recourse accounts receivable factoring arrangement and which are sold, conveyed assigned or otherwise transferred or pledge in connection with a Permitted Receivables Financing, and all proceeds of the foregoing.

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“Receivables Fees” shall mean distributions or payments made directly or by means of discounts with respect to any Receivables Facility Assets or participation interest therein issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not a Restricted Subsidiary in connection with any Permitted Receivables Financing.

“Receivables Indebtedness” shall mean, at any time, with respect to any receivables, securitization or similar facility (including any Permitted Receivables Financing or any Securitization Facility but excluding any account receivable factoring facility entered into incurred in the ordinary course of business), the aggregate principal, or stated amount, of the “indebtedness”, fractional undivided interests (which stated amount may be described as a “net investment” or similar term reflecting the amount invested in such undivided interest) or other securities incurred or issued pursuant to such receivables, securitization or similar facility, at such time, in each case outstanding at such time, owing to any Person who is not the Borrower or any Restricted Subsidiary.

“Recovery Event” shall mean (a) any damage to, destruction of or other casualty or loss involving any property or asset or (b) any seizure, condemnation, confiscation or taking (or transfer under threat of condemnation) under the power of eminent domain of, or any requisition of title or use of or relating to, or any similar event in respect of, any property or asset.

“Recovery Prepayment Event” shall mean the receipt of cash proceeds with respect to any settlement or payment in connection with any Recovery Event in respect of any property or asset of the Borrower or any Restricted Subsidiary; provided that the term “Recovery Prepayment Event” shall not include any Asset Sale Prepayment Event.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 6:00 a.m. (New York time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting and (2) if such Benchmark is not the Term SOFR Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Refinanced Debt” shall have the meaning provided in Section 2.15(b)(i).

“Refinanced Term Loans” shall have the meaning provided in Section 13.1.

“Refinancing Amendment” shall have the meaning provided in Section 2.15(b)(vii).

“Refinancing Commitments” shall have the meaning provided in Section 2.15(b)(i).

“Refinancing Facility” shall mean any new Class of Loans or Commitments or increases to existing Classes of Loans or Commitments established pursuant to Section 2.15(b).

“Refinancing Facility Closing Date” shall have the meaning provided in Section 2.15(b)(iv).

“Refinancing Lenders” shall have the meaning provided in Section 2.15(b)(iii).

“Refinancing Letter of Credit Commitments” shall have the meaning provided in Section 2.15(b)(i).

“Refinancing Loan” shall have the meaning provided in Section 2.15(b)(ii).

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“Refinancing Loan Request” shall have the meaning provided in Section 2.15(b)(i).

“Refinancing Revolving Credit Commitments” shall have the meaning provided in Section 2.15(b)(i).

“Refinancing Revolving Credit Lender” shall have the meaning provided in Section 2.15(b)(iii).

“Refinancing Revolving Credit Loan” shall have the meaning provided in Section 2.15(b)(ii).

“Refinancing Term Lender” shall have the meaning provided in Section 2.15(b)(iii).

“Refinancing Term Loan” shall have the meaning provided in Section 2.15(b)(ii).

“Refinancing Term Loan Commitments” shall have the meaning provided in Section 2.15(b)(i).

“Register” shall have the meaning provided in Section 13.6(b)(iv).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Reimbursement Date” shall have the meaning provided in Section 3.4(a).

“Reinvestment Period” shall mean ~~15~~24 months following the date of receipt of Net Cash Proceeds of an Asset Sale Prepayment Event or Recovery Prepayment Event~~.~~ or, if the Borrower (or the applicable Restricted Subsidiary, as the case may be), at its option, enters into a binding commitment or letter of intent to reinvest such Net Cash Proceeds within such 24-month period, 30 months following the date of receipt of Net Cash Proceeds; provided that, any expenditures made up to 180 days prior to the date of receipt of Net Cash Proceeds may, at the option of the Borrower, be deemed to have been reinvested within such applicable Reinvestment Period.

“Rejection Notice” shall have the meaning provided in Section 5.2(h).

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees and advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Relevant Governmental Body” means the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.

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“Reorganization” shall mean, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replaced Revolving Credit Loans” shall have the meaning provided in Section 13.1.

“Replacement Facility” shall have the meaning provided in Section 13.1.

“Replacement Revolving Credit Commitments” shall mean commitments to make Permitted Other Loans that are provided by one or more lenders, in exchange for, or which are to be used to refinance, replace, renew, modify, refund or extend Revolving Credit Commitments (and related Revolving Credit Loans), Extended Revolving Credit Commitments (and related Extended Revolving Credit Loans), New Revolving Credit Commitments (and related New Revolving Credit Loans) or previous Replacement Revolving Credit Commitments (and related Permitted Other Loans); provided that, substantially contemporaneously with the provision of such Replacement Revolving Credit Commitments, Commitments of the Classes being exchanged, refinanced, replaced, renewed, modified refunded or extended (the “Replaced Classes”) are reduced and permanently terminated (and any corresponding Loans outstanding prepaid) in the manner (except with respect to Replacement Revolving Credit Commitments and related Permitted Other Loans) set forth in Section 5.2(e), in an amount such that, after giving effect to such replacement, the aggregate principal amount of Replacement Revolving Credit Commitments plus the aggregate principal amount of Commitments or commitments of the Replaced Classes remaining outstanding after giving effect to such replacement do not exceed the aggregate principal amount of Commitments or commitments of the Replaced Classes that was in effect immediately prior to the replacement.

“Replacement Term Loans” shall have the meaning provided in Section 13.1.

“Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder, other than any event as to which the thirty day notice period has been waived.

“Repricing Transaction” shall mean (i) any prepayment or repayment of Initial Term Loans with the proceeds of, or any conversion of Initial Term Loans into, any substantially concurrent issuance of new or replacement tranche of broadly syndicated Dollar-denominated senior secured first lien term loans under credit facilities the primary purpose (as determined by the Borrower in good faith) of which is to reduce the Yield applicable to the Initial Term Loans and (ii) any amendment to the Initial Term Loans (or any exercise of any “yank-a-bank” rights in connection therewith) the primary purpose (as determined by the Borrower in good faith) of which is to reduce the Yield applicable to the Initial Term Loans; provided that a Repricing Transaction shall not include any such prepayment, repayment or amendment in connection with (x) a Change of Control or other “change of control” transaction or (y) a Permitted Acquisition, other Investment, merger, amalgamation, dissolution, liquidation, consolidation or disposition by the Borrower or any Restricted Subsidiary that is either (a) not permitted by the terms of this Agreement immediately prior to the consummation of such Permitted Acquisition, other Investment, merger, amalgamation, dissolution, liquidation, consolidation or disposition or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such Permitted Acquisition, other Investment, merger, amalgamation, dissolution, liquidation, consolidation or disposition, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith.

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“Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the outstanding amount of the Term Loans in the aggregate at such date, (b) [reserved], (c)(i) the Adjusted Total Revolving Credit Commitment at such date or (ii) if the Total Revolving Credit Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, the outstanding principal amount of the Revolving Credit Loans and Revolving Letter of Credit Exposure (excluding the Revolving Credit Loans and Revolving Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date, (d)(i) the Adjusted Total Extended Revolving Credit Commitments of each Extension Series at such date or (ii) if the Total Extended Revolving Credit Commitment of any Extension Series has been terminated or for the purposes of acceleration pursuant to Section 11, the outstanding principal amount of the Extended Revolving Credit Loans of such Extension Series and the related Revolving Letter of Credit Exposure (excluding the Revolving Credit Loans and Revolving Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date, and (e)(i) the Adjusted Total New Revolving Credit Commitments of each tranche of New Revolving Credit Commitments at such date or (ii) if the Total New Revolving Credit Commitment of any tranche of New Revolving Credit Commitments has been terminated or for the purposes of acceleration pursuant to Section 11, the outstanding principal amount of the New Revolving Credit Loans of such tranche and the related revolving letter of credit exposure (excluding the New Revolving Credit Loans and revolving letter of credit exposure of Defaulting Lenders) in the aggregate at such date.

“Required Revolving Credit Lenders” shall mean, at any date, Non-Defaulting Lenders holding a majority of the Adjusted Total Revolving Credit Commitment at such date (or, if the Total Revolving Credit Commitment has been terminated at such time, a majority of the Revolving Credit Exposure (excluding Revolving Credit Exposure of Defaulting Lenders) at such time).

“Requirement of Law” shall mean, as to any Person, and any law, treaty, rule, or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

~~“Restoration Certification” shall mean, with respect to any Recovery Prepayment Event, a certification made by an Authorized Officer of the Borrower or any Restricted Subsidiary, as applicable, to the Administrative Agent prior to the end of the Reinvestment Period certifying that the Borrower or such Restricted Subsidiary intends to use the proceeds received in connection with such Recovery Prepayment Event (x) to repair, restore, refurbish or replace the property or assets in respect of which such Recovery Prepayment Event occurred or (y) or to invest in assets used or useful in a Similar Business.~~

“Restricted Foreign Subsidiary” shall mean a Foreign Subsidiary that is a Restricted Subsidiary.

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary; provided, however, that, after any Restricted Subsidiary is designated as an “Excluded Project Subsidiary” in accordance with the definition thereof (and until such time as such “Excluded Project Subsidiary” is redesignated as a “Restricted Subsidiary”), such Excluded Project Subsidiary shall not constitute a Restricted Subsidiary for purposes of this Agreement, other than for purposes of Sections 9.16, 10.1 (other than with respect to the calculation of any ratio contained therein for purposes of determining compliance with such Section), 10.2 (other than with respect to the calculation of any ratio contained therein for purposes of determining compliance with such Section) and 10.11.

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“Retained Declined Proceeds” shall have the meaning provided in Section 5.2(h).

“Retained Prepayment Amount Proceeds” shall mean the cumulative portion of the Net Cash Proceeds of any Asset Sale Prepayment Event or Recovery Prepayment Event not required to be applied to prepay the Term Loans pursuant to Section 5.2 (including due to the Applicable Prepayment Event Percentage being less than 100% and/or due to the applicable Net Cash Proceeds being less than the threshold amount set forth in Section 5.2(g)).

“Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized in respect of such Investment.

“Revolving Credit Commitment” shall mean, collectively or individually (as the context may require), (a) any Person that agrees after the Closing Date to provide an Incremental Revolving Credit Commitment or becomes an Incremental Revolving Loan Lender pursuant to Section 2.14, in each case, the amount specified in the applicable Incremental Amendment, in each case as such Revolving Credit Commitment may be changed or assigned from time to time pursuant to the terms hereof, including, unless the context shall otherwise require, any Extended Revolving Credit Commitments, any Refinancing Revolving Credit Commitments and Replacement Revolving Credit Commitments of such Lender. As of the Closing Date, the aggregate amount of Revolving Credit Commitments of all Lenders is $0.

“Revolving Credit Commitment Fee” shall have the meaning provided in Section 4.1(a).

“Revolving Credit Commitment Percentage” shall mean at any time, for each Lender, the percentage obtained by dividing (a) such Lender’s Revolving Credit Commitment at such time by (b) the amount of the Total Revolving Credit Commitment at such time; provided that at any time when the Total Revolving Credit Commitment shall have been terminated, each Lender’s Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Revolving Credit Exposure at such time by (b) the Revolving Credit Exposure of all Lenders at such time.

“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of the Revolving Credit Loans of such Lender then-outstanding and (b) such Lender’s Revolving Letter of Credit Exposure at such time.

“Revolving Credit Facility” shall mean the revolving credit facility represented by the Revolving Credit Commitments.

“Revolving Credit Lender” shall mean, at any time after the Closing Date, any Lender that has a Revolving Credit Commitment at such time (or, after the termination of its Revolving Credit Commitment, Revolving Credit Exposure at such time).

“Revolving Credit Loan Extension Request” shall have the meaning provided in Section 2.15(a)(ii).

“Revolving Credit Loans” shall mean each Loan made by a Revolving Credit Lender pursuant to Section 2.1(c), any Incremental Revolving Credit Loans, loans under any Replacement Facility, any Refinancing Revolving Credit Loans or any Extended Revolving Credit Loans, as applicable.

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“Revolving Credit Termination Date” shall mean the date on which any outstanding Revolving Credit Commitments shall have terminated, no Revolving Credit Loans shall be outstanding and any Revolving Letters of Credit Outstanding shall have been reduced to zero or Cash Collateralized.

“Revolving L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Revolving Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“Revolving L/C Maturity Date” shall mean the date that is five (5) Business Days prior to the Revolving Credit Termination Date.

“Revolving L/C Obligations” shall mean, as at any date of determination, the aggregate Stated Amount of all outstanding Revolving Letters of Credit plus the aggregate principal amount of all Unpaid Drawings under all Revolving Letters of Credit, including all Revolving L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Revolving Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Revolving Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Revolving L/C Participant” shall have the meaning provided in Section 3.3(a).

“Revolving L/C Participation” shall have the meaning provided in Section 3.3(a).

“Revolving Letter of Credit” shall mean each letter of credit issued pursuant to Section 3.1(a)(i).

“Revolving Letter of Credit Commitment” shall mean, as of any date, an amount equal to the aggregate amount of Revolving Credit Commitments as of such date, as the same may be reduced from time to time pursuant to Section 4.2(c).

“Revolving Letter of Credit Exposure” shall mean, with respect to any Revolving Credit Lender, at any time, the sum of (a) the principal amount of any Unpaid Drawings under Revolving Letters of Credit in respect of which such Lender has made (or is required to have made) payments to the Revolving Letter of Credit Issuer pursuant to Section 3.4(a) at such time and (b) such Lender’s Revolving Credit Commitment Percentage of the Revolving Letters of Credit Outstanding at such time (excluding the portion thereof consisting of Unpaid Drawings under Revolving Letters of Credit in respect of which the Lenders have made (or are required to have made) payments to the Revolving Letter of Credit Issuer pursuant to Section 3.4(a)).

“Revolving Letter of Credit Fee” shall have the meaning provided in Section 4.1(c).

“Revolving Letter of Credit Issuers” shall mean any Person who shall become a Revolving Letter of Credit Issuer after the Closing Date pursuant to Section 3.6 (it being understood that if any such Person ceases to be a Revolving Credit Lender hereunder, such Person will remain a Revolving Letter of Credit Issuer with respect to any Revolving Letters of Credit issued by such Person that remained outstanding as of the date such Person ceased to be a Lender). Any Revolving Letter of Credit Issuer may, in its discretion, arrange for one or more Revolving Letters of Credit to be issued by Affiliates of such Revolving Letter of Credit Issuer reasonably acceptable to the Borrower, and in each such case the term “Revolving Letter of Credit Issuer” shall include any such Affiliate or Lender with respect to Revolving Letters of Credit issued by such Affiliate or Lender. References herein and in the other Credit Documents to the Revolving Letter of Credit Issuer shall be deemed to refer to the Revolving Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Revolving Letter of Credit Issuers, as the context requires.

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“Revolving Letters of Credit Outstanding” shall mean, at any time, with respect to any Revolving Letter of Credit Issuer, the sum of, without duplication, (a) the aggregate Stated Amount of all outstanding Revolving Letters of Credit issued by such Revolving Letter of Credit Issuer and (b) the aggregate principal amount of all Unpaid Drawings in respect of all such Revolving Letters of Credit. References herein and in the other Credit Documents to the Revolving Letters of Credit Outstanding shall be deemed to refer to the Revolving Letters of Credit Outstanding in respect of all Revolving Letters of Credit issued by the applicable Revolving Letter of Credit Issuer or to the Revolving Letters of Credit Outstanding in respect of all Revolving Letters of Credit, as the context requires.

“RTO” shall mean “regional transmission organization,” as further defined by FERC policies, orders and regulations.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its rating agency business.

“Sale Leaseback” shall mean any transaction or series of related transactions pursuant to which the Borrower or any Restricted Subsidiary (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

“Sanctions” shall have the meaning provided in Section 8.19.

“Sanctions Laws” shall have the meaning provided in Section 8.19.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Section 2.15(a) Additional Amendment” shall have the meaning provided in Section 2.15(a)(v).

“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(c).

“Secured Cash Management Agreement” shall mean any agreement relating to Cash Management Services that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank.

“Secured Hedging Agreement” shall mean any Hedging Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank.

“Secured Parties” shall mean the Administrative Agent, the Collateral Agent, the Revolving Letter of Credit Issuers, each Lender, each Hedge Bank that is party to any Secured Hedging Agreement, each Cash Management Bank that is a party to a Secured Cash Management Agreement and each sub-agent pursuant to Section 12 appointed by the Administrative Agent with respect to matters relating to the Credit Facilities or appointed by the Collateral Agent with respect to matters relating to any Security Document.

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“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securitization” shall mean a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns of securities or notes which represent an interest in, or which are collateralized, in whole or in part, by the Loans and the Lender’s rights under the Credit Documents.

“Securitization Asset” shall mean (a) any accounts receivable, inventory or related assets and the proceeds thereof, in each case, subject to a Securitization Facility and (b) all collateral securing such receivable, inventory or related asset, all contracts and contract rights, guaranties or other obligations in respect of such receivable, inventory or related asset, lockbox accounts and records with respect to such account or asset and all proceeds of such assets and any other assets customarily transferred (or in respect of which security interests are customarily granted), together with accounts or assets in a securitization financing and which in the case of clause (a) and (b) above are sold, conveyed, assigned or otherwise transferred or pledged in connection with a Qualified Securitization Financing.

“Securitization Facility” shall mean any transaction or series of securitization financings that may be entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or any such Restricted Subsidiary may sell, convey, assign, contribute or otherwise transfer, or may grant a security interest in, Securitization Assets, directly or indirectly, to either (a) a Person that is not the Borrower or a Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells such Securitization Assets to a Person that is not the Borrower or a Restricted Subsidiary, or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries.

“Securitization Fees” shall mean distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not the Borrower or a Restricted Subsidiary in connection with, any Qualified Securitization Financing.

“Securitization Repurchase Obligation” shall mean any obligation of a seller or servicer (or any guaranty of such obligation) of (i) Receivables Facility Assets under a Permitted Receivables Financing to repurchase, or otherwise make payments with respect to, Receivables Facility Assets or (ii) Securitization Assets in a Qualified Securitization Financing to repurchase, or otherwise make payments with respect to, Securitization Assets, in either case, arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller or servicer.

“Securitization Subsidiary” shall mean any Subsidiary of the Borrower in each case formed for the purpose of, and that solely engages in, one or more Qualified Securitization Financings and other activities reasonably related thereto or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or any Restricted Subsidiary makes an Investment and to which the Borrower or such Restricted Subsidiary sells, conveys, assigns or otherwise transfers Securitization Assets and related assets.

“Security Agreement” shall mean the Security Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time), entered into by the Borrower, the other grantors party thereto and the Collateral Agent for the benefit of the Secured Parties.

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“Security Documents” shall mean, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) the Mortgages, (d) any First Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement, and any other intercreditor agreement executed and delivered pursuant to Section 10.2 and (e) each other security agreement or other instrument or document executed and delivered pursuant to Section 9.11, 9.12, or 9.14 or pursuant to any other such Security Documents.

“Series” shall have the meaning provided in Section 2.14(a).

“Shared Facilities” shall have the meaning provided in Section 10.4(ff).

“Shared Facilities Arrangement” shall mean, any agreement that provides for the sharing, co-use, co-possession, joint operation, or contingent use of facilities of the type typically co-used or co-possessed in shared facilities arrangements or interests therein (including rights in transmission, interconnection, telecommunication systems, fire protection systems, water systems, other similar infrastructure systems, real property interests and similar rights), permits or leases of properties or any grant of any undivided interest in properties between the Borrower or any of its Subsidiaries and any other Person.

“Shared Facilities Entity” shall mean any Person that is formed, or equity interests therein acquired by, any Subsidiary solely for the purposes of holding, and that only holds assets (whether tangible or intangible) that are subject of a Shared Facilities Arrangement and in which a Credit Party is a partner, member or other holder of equity interests; provided that no Shared Facilities Entity shall (a) own or hold any of the projects or the direct or indirect equity interests in any Person who owns or holds any project, and/or (b) incur any debt for borrowed money. No Shared Facilities Entity formed in connection with any Shared Facilities Arrangement shall be considered a direct or indirect Subsidiary of the Borrower for purposes of this Agreement or the other Credit Documents.

“Shared Services and Tax Agreements” shall mean, collectively, (i) any shared services or similar agreement to which the Borrower or any of its Restricted Subsidiaries is a party, (ii) any tax sharing agreements to which the Borrower or any of its Restricted Subsidiaries is a party, (iii) the Tax Receivable Agreement and (iv) the Tax Matters Agreement.

“Similar Business” shall mean any business conducted or proposed to be conducted by the Borrower and the Restricted Subsidiaries, taken as a whole, on the Closing Date or any other business activities which are reasonable extensions thereof or otherwise similar, incidental, corollary, complementary, synergistic, reasonably related, or ancillary to any of the foregoing (including non-core incidental businesses acquired in connection with any Permitted Acquisition or permitted Investment), in each case as determined by the Borrower in good faith.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

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“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Sold Entity or Business” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Solvent” shall mean, with respect to any Person, that as of the Closing Date, (i) the present fair saleable value of the property (on a going concern basis) of such Person is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the ordinary course of business, (ii) such Person is not engaged in, and are not about to engage in, business contemplated as of the date hereof for which they have unreasonably small capital and (iii) such Person is able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the ordinary course of business, and (iv) the fair value of the assets (on a going concern basis) of such Person exceeds, their debts and liabilities, subordinated, contingent or otherwise. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Specified Default” shall mean any Event of Default under Sections 11.1 or 11.5.

“Specified Existing Revolving Credit Commitment” shall have the meaning provided in Section 2.15(a)(ii).

“Specified Revolving Letter of Credit Commitment” shall mean, with respect to any Revolving Letter of Credit Issuer, 100% of the Revolving Letter of Credit Commitment or such lower amount as is specified in the agreement pursuant to which such Person becomes a Revolving Letter of Credit Issuer entered into pursuant to Section 3.6(a) hereof.

“Specified Transaction” shall mean, with respect to any period, any Investment, the signing of a letter of intent or purchase agreement with respect to any Investment, any Disposition of assets, Permitted Sale Leaseback, incurrence or repayment of Indebtedness, dividend, Subsidiary designation, Incremental Term Loan, Incremental Revolving Credit Commitments, Incremental Revolving Credit Loans or other event that by the terms of this Agreement requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis”.

“SPV” shall have the meaning provided in Section 13.6(g).

“Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by the Borrower or any Restricted Subsidiary which the Borrower has determined in good faith to be customary in a Securitization Facility, including, without limitation, those relating to the servicing of the assets of a Securitization Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

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“Stated Amount” of any Letter of Credit shall mean the maximum amount from time to time available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met.

“Stated Maturity” shall mean, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for payment thereof; provided that, with respect to any pollution control revenue bonds or similar instruments, the Stated Maturity of any series thereof shall be deemed to be the date set forth in any instrument governing such Indebtedness for the remarketing of such Indebtedness.

“Stock” shall mean shares of capital stock or shares in the capital, as the case may be (whether denominated as common stock or preferred stock or ordinary shares or preferred shares, as the case may be), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, provided that any instrument evidencing Indebtedness convertible or exchangeable for Stock shall not be deemed to be Stock unless and until such instrument is so converted or exchanged.

“Stock Equivalents” shall mean all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable, provided that any instrument evidencing Indebtedness convertible or exchangeable for Stock Equivalents shall not be deemed to be Stock Equivalents unless and until such instrument is so converted or exchanged.

“Subsequent Transaction” shall have the meaning provided in Section 1.11.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time or is a controlling general partner. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Subsidiary Guarantor” shall mean each Guarantor that is a Subsidiary of the Borrower.

“Successor Borrower” shall have the meaning provided in Section 10.3(a).

“Survey” shall mean a survey of any Mortgaged Property (and all improvements thereon), including a survey based on aerial photography that is (a) (i) prepared by a licensed surveyor or engineer, (ii) certified by the surveyor (in a manner reasonable in light of the size, type and location of the Real Estate covered thereby) to the Administrative Agent, the Collateral Agent and the Title Company and (iii) sufficient, either alone or in connection with a survey (or “no change”) affidavit in form and substance customary in the applicable jurisdiction, for the Title Company to remove (to the extent permitted by Applicable Law) or amend all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue such endorsements or other survey coverage, to the extent available in the applicable jurisdiction, as the Collateral Agent may reasonably request or (b) otherwise reasonably acceptable to the Collateral Agent, taking into account the size, type and location of the Real Estate covered thereby.

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“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” shall mean, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined in accordance with GAAP.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings (including backup withholdings) or other similar charges imposed by any Governmental Authority whether computed on a separate, consolidated, unitary, combined or other basis and any interest, penalties or additions to tax with respect to the foregoing.

“Tax Matters Agreement” shall mean the Tax Matters Agreement dated as of October 3, 2016 by and among Energy Future Holdings Corp., Energy Future Intermediate Holding Company LLC, EFIH Finance Inc., EFH Merger Co., LLC and Vistra Corp. including any agreement or arrangement thereunder pursuant to which any direct or indirect parent of the Borrower (or any subsidiary of such direct or indirect parent) shall be obligated from time to time to make payments (including those related to early termination, if any) to or for the benefit of certain holders of rights under such agreement or arrangement (including through a transfer agent or similar agent, trustee or other intermediary) or to or for the benefit of one or more entities interests in which may be held by such holders, in all cases with respect to specified tax items of such direct or indirect parent (or any subsidiary thereof).

“Tax Receivable Agreement” shall mean the Tax Receivable Agreement dated as of October 3, 2016 by and among Vistra Corp. and American Stock Transfer & Trust Company, LLC, as transfer agent, including any agreement or arrangement thereunder pursuant to which any direct or indirect parent of the Borrower (or any subsidiary of such direct or indirect parent) shall be obligated from time to time to make payments (including those related to early termination, if any) to or for the benefit of certain holders of rights under such agreement or arrangement (including through a transfer agent or similar agent, trustee or other intermediary) or to or for the benefit of one or more entities interests in which may be held by such holders, in all cases with respect to specified tax items of such direct or indirect parent (or any subsidiary thereof).

“Term Loan Extension Request” shall have the meaning provided in Section 2.15(a)(i).

“Term Loan Increase” shall have the meaning provided in Section 2.14(a).

“Term Loan Lender” shall mean each Lender holding a Term Loan.

“Term Loan Maturity Date” shall, for the Initial Term Loans, mean April 30, 2031.

~~“Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).~~

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“Term Loans” shall mean the Initial Term Loans, any Incremental Term Loan, any Replacement Term Loan, any Refinancing Term Loans or any Extended Term Loans, as applicable.

“Term SOFR Borrowing” means, as to any Borrowing, the Term SOFR Loans comprising such Borrowing.

“Term SOFR Determination Day” has the meaning specified in the definition of Term SOFR Reference Rate.

“Term SOFR Loan” means a Loan bearing interest at a rate based on the Term SOFR Rate, other than pursuant to clause (c)(ii) of the definition of “ABR”.

“Term SOFR Rate” means, for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 6:00 a.m., New York time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Day.

“Test Period” shall mean, for any determination under this Agreement, the four consecutive fiscal quarters of the Borrower then last ended and for which Section 9.1 Financials have been or were required to have been delivered (or, for purposes of any calculation of a financial ratio under this Agreement, for which the financial statements described in Section 9.1(a) or (b) are otherwise available).

“Title Company” shall mean a title insurance company reasonably satisfactory to the Collateral Agent and the Borrower.

“Total Commitment” shall mean, as of any date, the sum of the Commitments of all Lenders.

“Total Credit Exposure” shall mean, at any date, the sum, without duplication, of (a) the Total Commitment at such date, (b) if any of the Total Revolving Credit Commitments shall have terminated on or prior to such date, the sum of (i) the aggregate outstanding principal amount of all Revolving Credit Loans, in respect of such tranche of the Lenders most recently holding such terminated Commitments at such date and (ii) the aggregate exposure in respect of Revolving Letters of Credit of such Lenders at such date (which sum of the foregoing clauses (i) and (ii) shall, in the case of any such Lenders that are Revolving Credit Lenders, be equal to the aggregate Revolving Credit Exposure of such Lenders) and (c) the aggregate outstanding principal amount of all Term Loans at such date.

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“Total Extended Revolving Credit Commitment” shall mean, as of any date, the sum of the Extended Revolving Credit Commitments on such date of all Lenders of each Extension Series.

“Total New Revolving Credit Commitment” shall mean, as of any date, the sum of the New Revolving Credit Commitments of all the Lenders.

“Total Revolving Credit Commitment” shall mean, as of any date, the sum of the Revolving Credit Commitments of all the Lenders.

“Transaction Expenses” shall mean any fees, costs, liabilities or expenses incurred or paid by the Borrower or any of its respective Subsidiaries in connection with the Transactions, this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby including in respect of the commitments, negotiation, syndication, documentation and closing (and post-closing actions in connection with the Collateral) of the Credit Facilities.

“Transactions” shall mean, collectively, the transactions contemplated by this Agreement to, in each case, occur on or around the Closing Date, including the entering into this Agreement and the funding of Initial Term Loans hereunder, the payment by the Borrower to its direct or indirect parent companies for the acquisition of its Subsidiaries and their related projects and the payment of fees, costs, liabilities and expenses in connection with each of the foregoing and the consummation of any other transaction connected with the foregoing.

“Transferee” shall have the meaning provided in Section 13.6(e).

“Transition Charges” shall have the meaning provided in Section 39.302(7) of the Texas Utilities Code.

“Transition Property” shall have the meaning provided in Section 39.302(8) of the Texas Utilities Code.

“Trust Indenture Act” shall have the meaning provided in Section 12.11.

“Type” shall mean, as to any Term Loan, Revolving Credit Loan, Extended Revolving Credit Loan or New Revolving Credit Loan, its nature as an ABR Loan or a Term SOFR Loan.

“UCC” shall mean the Uniform Commercial Code of the State of New York or the State of Texas, as applicable, or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

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“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Current Liability” of any Benefit Plan shall mean the amount, if any, by which the Accumulated Benefit Obligation (as defined under Statement of Financial Accounting Standards No. 87 (“SFAS 87”)) under such Benefit Plan as of the close of its most recent plan year, determined in accordance with SFAS 87 as in effect on the Closing Date, exceeds the fair market value of the assets allocable thereto.

“Unit” shall mean an individual power plant generation system comprised of all necessary physically connected generators, reactors, boilers, combustion turbines and other prime movers operated together to independently generate electricity.

“Unpaid Drawing” shall have the meaning provided in Section 3.4(a).

“Unrestricted Cash” shall mean, without duplication, (a) all cash and Permitted Investments included in the cash and Permitted Investments accounts listed on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at such date (other than any such amounts listed as “restricted cash” thereon) and (b) all margin deposits related to commodity positions listed as assets on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.

“Unrestricted Subsidiary” shall mean (a) [reserved], (b) any Subsidiary of the Borrower that is formed or acquired after the Closing Date; provided that at such time (or promptly thereafter) the Borrower designates such Subsidiary an Unrestricted Subsidiary in a written notice to the Administrative Agent, (c) any Restricted Subsidiary subsequently designated as an Unrestricted Subsidiary by the Borrower in a written notice to the Administrative Agent; provided that in the case of (b) and (c), (x) such designation shall be deemed to be an Investment (or reduction in an outstanding Investment, in the case of a designation of an Unrestricted Subsidiary as a Restricted Subsidiary) on the date of such designation in an amount equal to the net book value of the investment therein and such designation shall be permitted only to the extent permitted under Section 10.5 on the date of such designation and (y) no Event of Default exists or would result from such designation after giving Pro Forma Effect thereto and (d) each Subsidiary of an Unrestricted Subsidiary. No Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of (or otherwise subject to the covenants governing) any Material Indebtedness for borrowed money that is secured on a pari passu basis with the Credit Facilities. The Borrower may, by written notice to the Administrative Agent, re-designate any Unrestricted Subsidiary as a Restricted Subsidiary, and thereafter, such Subsidiary shall no longer constitute an Unrestricted Subsidiary, but only if no Event of Default exists or would result from such re-designation. As of the Closing Date, there are no Unrestricted Subsidiaries.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” shall have the meaning provided in Section 5.4(e)(iii).

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“Voting Stock” shall mean, with respect to any Person, such Person’s Stock or Stock Equivalents having the right to vote for the election of directors or other governing body of such Person under ordinary circumstances.

“Wholly Owned” shall mean, with respect to the ownership by a Person of a Subsidiary, that all of the Stock of such Subsidiary (other than directors’ qualifying shares or nominee or other similar shares required pursuant to Applicable Law) are owned by such Person or another Wholly Owned Subsidiary of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Yield” shall mean, with respect to any Commitments and/or Loans, on any date of determination, the yield to maturity, in each case, based on the interest rate applicable to such Commitments and/or Loans on such date and giving effect to interest rate floors applicable to the applicable Commitments and/or Loans and any original issue discount or upfront fees (amortized over four years), but excluding any structuring, underwriting, ticking, arrangement, commitment and other similar fees not payable to all Lenders generally providing such Commitments and/or Loans.

1.2. Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

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(f) The words “asset” and “property” shall be construed to have the same meaning and effect and refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(g) All references to “knowledge” or “awareness” of any Credit Party or a Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of a Credit Party or such Restricted Subsidiary.

(h) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(i) Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof.

(j) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

(k) For purposes of determining compliance with any one of Sections 1.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, (i) in the event that any Lien, Investment, Indebtedness, merger, consolidation, amalgamation or similar fundamental change, Disposition, dividend or contractual obligation meets the criteria of more than one of the categories of transactions permitted pursuant to any clause of such Section, such transaction (or portion thereof) at any time and from time to time shall be permitted under one or more of such clauses as determined by the Borrower (and the Borrower shall be entitled to redesignate use of any such clauses from time to time) in its sole discretion at such time; provided that all Indebtedness outstanding under the Credit Documents will be deemed at all times to have been incurred in reliance only on the exception in clause (a) of Section 10.1 and (ii) with respect to any Lien, Investment, Indebtedness, merger, consolidation, amalgamation or similar fundamental change, Disposition, dividend, contractual obligation or other applicable transaction in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Lien, Investment, Indebtedness, merger, consolidation, amalgamation or similar fundamental change, Disposition, dividend, contractual obligation or other applicable transaction is made (so long as such Lien, Investment, Indebtedness, merger, consolidation, amalgamation or similar fundamental change, Disposition, dividend, contractual obligation or other applicable transaction at the time incurred or made was permitted hereunder).

(l) All references to “in the ordinary course of business” of the Borrower or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of the Borrower or such Subsidiary, as applicable, (ii) customary and usual in the industry or industries of the Borrower and its Subsidiaries in the United States or any other jurisdiction in which the Borrower or any Subsidiary does business, as applicable, or (iii) generally consistent with the past or current practice of the Borrower or such Subsidiary, as applicable, or any similarly situated businesses in the United States or any other jurisdiction in which the Borrower or any Subsidiary does business, as applicable.

(m) The term “fair market value” means fair market value as determined by the Borrower in good faith.

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1.3. Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP.

(b) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under the Financial Accounting Standards Board’s Accounting Standards Codification No. 825—Financial Instruments, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Borrower or any Subsidiary at “fair value” as defined therein.

(c) Notwithstanding anything to the contrary herein, (i) for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs (or, for purposes of determining compliance with any test or covenant governing the permissibility of any transaction hereunder, during such period and thereafter and on or prior to such date of determination), the Consolidated Total Net Leverage Ratio, the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio and the Fixed Charge Coverage Ratio shall each be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis and (ii) for purposes of determining compliance with any ratio governing the permissibility of any transaction to be consummated on a Pro Forma Basis hereunder, (A) the cash proceeds of any incurrence of debt then being incurred in connection with such transaction shall not be netted when calculating the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio and/or Consolidated Total Net Leverage Ratio, as applicable, and (B) Consolidated Total Debt shall be calculated after giving effect to any prepayment of Indebtedness, in each case for purposes of calculating the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio or Fixed Charge Coverage Ratio, as applicable. If since the beginning of any applicable Test Period, any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of the Restricted Subsidiaries, in each case, since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this definition, then such financial ratio or test (or Consolidated EBITDA or Consolidated Total Assets) shall be calculated to give pro forma effect thereto in accordance with this definition.

(d) Notwithstanding anything to the contrary, (i) notwithstanding any change in GAAP after December 31, 2018 that would require lease obligations that would be treated as operating leases as of December 31, 2018 to be classified and accounted for as Capital Leases or finance leases or otherwise reflected on the Borrower’s consolidated balance sheet, such obligations shall continue to be excluded from the definition of Indebtedness and (ii) any lease that would have been considered an operating lease under GAAP in effect as of December 31, 2018 shall be treated as an operating lease for all purposes under this Agreement and the other Credit Documents, and obligations in respect thereof shall be excluded from the definition of Indebtedness.

1.4. Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

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1.5. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents) and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Credit Document and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

1.6. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

1.7. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

1.8. Currency Equivalents Generally. For purposes of determining compliance under Sections 10.4, 10.5 and 10.6 with respect to any amount denominated in any currency other than Dollars (other than with respect to (a) any amount derived from the financial statements of the Borrower and the Subsidiaries of the Borrower or (b) any Indebtedness denominated in a currency other than Dollars), such amount shall be deemed to equal the Dollar equivalent thereof based on the average Exchange Rate for such other currency for the most recent twelve-month period immediately prior to the date of determination determined in a manner consistent with that used in calculating Consolidated EBITDA for the related period. For purposes of determining compliance with Sections 10.1, 10.2 and 10.5, with respect to any amount of Indebtedness in a currency other than Dollars, compliance will be determined at the time of incurrence or advancing thereof using the Dollar equivalent thereof at the Exchange Rate in effect at the time of such incurrence or advancement.

1.9. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Credit Loan”) or by Type (e.g., a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Revolving Credit Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Credit Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Revolving Credit Borrowing”).

1.10. Hedging Agreements. For the avoidance of doubt, it is understood that the following Hedging Agreements and/or Commodity Hedging Agreements shall not be deemed speculative or entered into for speculative purposes for any purpose of this Agreement and all other Credit Documents: (a) any Commodity Hedging Agreement intended, at inception or execution, to hedge or manage any of the risks related to existing and/or forecasted power generation or load of the Borrower or the Restricted Subsidiaries (whether owned or contracted), (b) any Hedging Agreement intended, at inception or execution, (i) to hedge or manage the interest rate exposure associated with any debt securities, debt facilities or leases (existing or forecasted) of the Borrower or the Restricted Subsidiaries, (ii) for foreign exchange or currency exchange management, (iii) to manage commodity portfolio exposure associated with changes in interest rates or (iv) to hedge any exposure that the Borrower or the Restricted Subsidiaries may have to counterparties under other Hedging Agreements such that the combination of such Hedging Agreements is not speculative taken as a whole and (c) any Hedging Agreement and/or Commodity Hedging Agreement, as applicable, entered into by the Borrower or any Restricted Subsidiary (in each case, entered into in the ordinary course of business or consistent with past practice) that was intended, at inception or execution, to unwind or offset any Hedging Agreement and/or Commodity Hedging Agreement, as applicable, described in clauses (a) and (b) of this Section 1.10.

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1.11. Limited Condition Transactions. In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (i) determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or test, (ii) determining the accuracy of representations and warranties in Section 8 and/or whether a Default or Event of Default shall have occurred and be continuing under Section 11 or (iii) testing availability under baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA or Consolidated Total Assets), in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be at the option of the Borrower, (i) the date the definitive agreement for such Limited Condition Transaction is entered into (or the date of the effectiveness of any documentation or agreement with a substantially similar effect as a binding acquisition agreement), (ii) at the time that binding commitments to provide any debt contemplated or incurred in connection therewith are provided or at the time such debt is incurred or (iii) at the time of the consummation of the relevant Limited Condition Transaction (the “LCT Test Date”), and if, after giving Pro Forma Effect to the Limited Condition Transaction, the Borrower or any of its Restricted Subsidiaries could have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and, following the LCT Test Date, any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date could have failed to have been satisfied as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA, Consolidated Interest Expense or Consolidated Total Assets following the LCT Test Date but at or prior to the consummation of the relevant Limited Condition Transaction, such baskets, tests or ratios will not be deemed to have failed to have been satisfied as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any event or transaction occurring after the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or date for redemption, repurchase, defeasance, satisfaction and discharge or repayment specified in an irrevocable notice for such Limited Condition Transaction is terminated, expires or passes, as applicable, without consummation of such Limited Condition Transaction (a “Subsequent Transaction”) in connection with which a ratio, test or basket availability calculation must be made on a Pro Forma Basis or giving Pro Forma Effect to such Subsequent Transaction, for purposes of determining whether such ratio, test or basket availability has been complied with under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith have been consummated until such time as the applicable Limited Condition Transaction has actually closed or the definitive agreement with respect thereto has been terminated.

1.12. Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans or Commitments in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

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1.13. Interest Rates; Benchmark Notification. The interest rate on any Term Loan or Revolving Credit Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.10(f) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (a) the continuation of, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

1.14. Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.

1.15. Compliance with Certain Sections. Notwithstanding anything in this Agreement or any Credit Document to the contrary herein, with respect to any amounts incurred (including any baskets, thresholds, exceptions and any related builder or grower component) or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (any such amounts (including amounts determined by reference to a specified percentage of Consolidated EBITDA or Consolidated Total Assets), the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts (excluding amounts determined by reference to a specified percentage of Consolidated EBITDA or Consolidated Total Assets), the “Incurrence-Based Amounts”), it is understood and agreed that (a) any Fixed Amount (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount in connection with such substantially concurrent incurrence and (b) amounts incurred, or transactions entered into or consummated, in reliance on a Fixed Amount (including the Incremental Fixed Dollar Basket) in a concurrent transaction, a single transaction or a series of related transactions with the amount incurred, or transaction entered into or consummated, under the applicable Incurrence-Based Amount, shall not be given effect in calculating the applicable Incurrence-Based Amount.

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SECTION 2. Amount and Terms of Credit

2.1. Commitments.

(a) Subject to and upon the terms and conditions set forth in this Agreement, each Term Loan Lender holding an Initial Term Loan Commitment severally (and not jointly) agrees to make, on the Closing Date, an Initial Term Loan to the Borrower in Dollars in an amount equal to such Lender’s Initial Term Loan Commitment (each, an “Initial Term Loan” and, collectively, the “Initial Term Loans”). Each Lender’s Initial Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Initial Term Loan Commitment on such date. The Initial Term Loans shall be made on the Closing Date and may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. The Initial Term Loans may be ABR Loans or Term SOFR Loans as further provided herein.

(b) [Reserved].

(c) (i) Subject to and upon the terms and conditions set forth in this Agreement, each Revolving Credit Lender having a Revolving Credit Commitment severally (and not jointly), agrees to make a Revolving Credit Loans in Dollars to the Borrower.

(ii) Such Revolving Credit Loans (A) shall be made at any time and from time to time after the Closing Date and prior to the Revolving Credit Termination Date, (B) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Term SOFR Loans; provided that all Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type, (C) may be repaid and reborrowed in accordance with the provisions hereof, (D) shall not, for any Lender at any time with respect to any Class of Revolving Credit Loan, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s Revolving Credit Exposure with respect to such Class at such time exceeding such Lender’s Revolving Credit Commitment with respect to such Class at such time, and (E) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Lenders’ Revolving Credit Exposures at such time exceeding the Total Revolving Credit Commitment then in effect.

(d) Each Lender may at its option make any Term SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (A) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan and (B) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in material increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous in any material respect to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.10 shall apply).

2.2. Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing of Loans shall be in a minimum amount of at least the Minimum Borrowing Amount for such Type of Loans and in a multiple of $1,000,000 in excess thereof (except borrowings to reimburse Unpaid Drawings under Revolving Letters of Credit). More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than (A) 25 Borrowings of Revolving Credit Loans, and (B)(i) thirteen, in the case of Term Loans, Borrowings of Term SOFR Loans and (ii) up to an additional three Borrowings in respect of each Incremental Facility, in each case, under this Agreement. For the avoidance of doubt, unless otherwise determined by the Borrower, all Loans of the same Class and subject to the same Interest Period will constitute one Borrowing.

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2.3. Notice of Borrowing; Determination of Class of Loans.

(a) Whenever the Borrower desires to incur Revolving Credit Loans (other than borrowings to reimburse Unpaid Drawings under Revolving Letters of Credit), the Borrower shall give a prior written notice (or a telephonic notice promptly confirmed in writing) of such proposed Borrowing to the Administrative Agent at the Administrative Agent’s Office, (i) prior to 2:00 p.m. at least three (3) Business Days prior to the proposed date of each Borrowing of Revolving Credit Loans if all or any of such Revolving Credit Loans are to be initially Term SOFR Loans and (ii) prior to 1:00 p.m. on the date of the proposed Borrowing of each Borrowing of Revolving Credit Loans if all or any of such Revolving Credit Loans are to be ABR Loans. Each such Notice of Borrowing shall specify (i) the aggregate principal amount of the Revolving Credit Loans to be made pursuant to such Borrowing, (ii) the date of the Borrowing (which shall be a Business Day), and (iii) whether the Borrowing shall consist of ABR Loans and/or Term SOFR Loans and, if Term SOFR Loans, the Interest Period to be initially applicable thereto; provided, that, a Notice of Borrowing may state that such Notice of Borrowing is conditioned upon the consummation of any transaction or other event so specified, in which case such Notice of Borrowing may be revoked (or the borrowing date extended) by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied, in any case, without premium, penalty or any other cost whatsoever. The Administrative Agent shall promptly give each Revolving Credit Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Revolving Credit Loans, of such Lender’s Revolving Credit Commitment Percentage thereof and of the other matters covered by the related Notice of Borrowing.

(b) Borrowings of Revolving Credit Loans to reimburse Unpaid Drawings under Revolving Letters of Credit shall be made upon the notice specified in Section 3.4(a).

(c) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower.

(d) The Borrower shall give to the Administrative Agent at the Administrative Agent’s Office prior written notice of the Borrowing of the Initial Term Loans to be made on the Closing Date no later than 2:00 p.m. at least three U.S. Government Securities Business Days prior to the Closing Date (or such shorter time as may be acceptable to the Administrative Agent in its reasonable discretion). Such Notice of Borrowing shall specify (i) the aggregate principal amount of the Initial Term Loans to be made, (ii) the date of the Borrowing (which shall be a Business Day), and (iii) whether the Borrowing shall consist of ABR Loans and/or Term SOFR Loans and, if Term SOFR Loans, the Interest Period to be initially applicable thereto.

2.4. Disbursement of Funds.

(a) No later than 2:00 p.m. on the date specified in each Notice of Borrowing (including Borrowings of Revolving Credit Loans to reimburse Unpaid Drawings under Revolving Letters of Credit), each Lender will make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below.

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(b) Each Lender shall make available all amounts required under any Borrowing for its applicable Commitments in immediately available funds to the Administrative Agent at the Administrative Agent’s Office in Dollars, and the Administrative Agent will (except in the case of Borrowings of Revolving Credit Loans to reimburse Unpaid Drawings under Revolving Letters of Credit) make available to the Borrower, by depositing to an account designated by the Borrower to the Administrative Agent the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the Borrower in writing and the Borrower shall immediately pay such corresponding amount to the Administrative Agent in Dollars. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the Loans of the applicable Class.

(c) Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

2.5. Repayment of Loans; Evidence of Debt.

(a) The Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, on the applicable Maturity Date, (i) the then outstanding Term Loans and (ii) the then outstanding Revolving Credit Loans.

~~(b) The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Lenders of the Initial Term Loans, on the last Business Day of each March, June, September and December commencing June 30, 2024, an aggregate principal amount equal to 0.25% of the initial aggregate principal amount of all Initial Term Loans outstanding on the Closing Date (each such repayment amount, a “Term Loan Repayment Amount”), which payments shall be reduced as a result of prepayments or other reductions in the amount of the Initial Term Loans in accordance with this Agreement, including Sections 5.1, 5.2 and 13.6(h).~~

(b) [Reserved].

(c) [Reserved].

(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

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(e) The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Term Loan or a Revolving Credit Loan, as applicable, and, if applicable, the relevant tranche thereof and the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof, and (iv) any cancellation or retirement of Loans as contemplated by Section 13.6(h).

(f) The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (d) and (e) of this Section 2.5 shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement. For the avoidance of doubt, to the extent any conflict arises between accounts and subaccounts maintained pursuant to Section 2.5(d) and the Register, the Register shall control.

2.6. Conversions and Continuations.

(a) Subject to the penultimate sentence of this clause (a), (x) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of any Term Loans or any Revolving Credit Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any Term SOFR Loans as Term SOFR Loans for an additional Interest Period; provided that (i) no partial conversion of Term SOFR Loans shall reduce the outstanding principal amount of Term SOFR Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into Term SOFR Loans if a Payment Default or Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversion, (iii) Term SOFR Loans may not be continued as Term SOFR Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Required Lenders have determined in their sole discretion not to permit such continuation, and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent at the Administrative Agent’s Office prior to 1:00 p.m. at least (i) three (3) Business Days’, in the case of a continuation of, or conversion to, Term SOFR Loans or (ii) one (1) Business Day’s in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted into or continued and, if such Loans are to be converted into, or continued as, Term SOFR Loans, the Interest Period to be initially applicable thereto (if no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration). The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

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(b) If any Payment Default or Event of Default is in existence at the time of any proposed continuation of any Term SOFR Loans and the Required Lenders have determined in their sole discretion not to permit such continuation, such Term SOFR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans. If upon the expiration of any Interest Period in respect of Term SOFR Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a) above, the Borrower shall be deemed to have elected to convert such Borrowing of Term SOFR Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.

(c) Notwithstanding anything to the contrary herein, the Borrower may deliver a Notice of Conversion or Continuation pursuant to which the Borrower elects to irrevocably continue the outstanding principal amount of any Term Loans subject to an interest rate Hedging Agreement as Term SOFR Loans for each Interest Period until the expiration of the term of such applicable Hedging Agreement.

2.7. Pro Rata Borrowings. Subject to Section 2.1(c), each Borrowing of Revolving Credit Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then applicable Revolving Credit Commitments without regard to the Class of Revolving Credit Commitments held by such Lender. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation under any Credit Document.

2.8. Interest.

(a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum equal to the relevant Applicable ABR Margin plus the ABR, in each case, in effect from time to time.

(b) [Reserved].

(c) The unpaid principal amount of each Term SOFR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum equal to the relevant Applicable Term SOFR Margin plus the Term SOFR Rate, in each case, in effect from time to time.

(d) If all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon or any other amount hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), and an Event of Default under Sections 11.1 or 11.5 shall have occurred and be continuing, then, upon the giving of written notice by the Administrative Agent to the Borrower (except in the case of an Event of Default under Section 11.5, for which no notice is required), such overdue amount (other than any such amount owed to a Defaulting Lender) shall bear interest at a rate per annum (the “Default Rate”) that is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (y) in the case of any overdue interest or other amounts due hereunder, to the extent permitted by Applicable Law, the rate described in Section 2.8(a) plus 2% from the date of written notice to the date on which such amount is paid in full (after as well as before judgment) (or if an Event of Default under Section 11.5 shall have occurred and be continuing, the date of the occurrence of such Event of Default).

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(e) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in Dollars; provided that any Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December, (ii) in respect of each Term SOFR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, (A) on any prepayment; provided that interest on ABR Loans shall only become due pursuant to this subclause (A) if the aggregate principal amount of the ABR Loans then-outstanding is repaid in full and (B) at maturity (whether by acceleration or otherwise).

(f) All computations of interest hereunder shall be made in accordance with Section 5.5.

(g) The Administrative Agent, upon determining the interest rate for any Borrowing of Term SOFR Loans shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

2.9. Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of Term SOFR Loans in accordance with Section 2.6(a), the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be, in the case of Term SOFR Loans, a one, three or six month period.

Notwithstanding anything to the contrary contained above:

(a) the initial Interest Period for any Borrowing of Term SOFR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(b) if any Interest Period relating to a Borrowing of Term SOFR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a Term SOFR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

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(d) the Borrower shall not be entitled to elect any Interest Period in respect of any Term SOFR Loan if such Interest Period would extend beyond the applicable Maturity Date of such Loan; and

(e) no tenor that has been removed from this Section 2.9 pursuant to Section 2.10(f) shall be available for specification in the applicable Notice of Borrowing or Notice of Conversion or Continuation.

2.10. Increased Costs, Illegality, Etc.

(a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, the Required Lenders shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining the Term SOFR Rate for any Interest Period that (x) deposits in the principal amounts and currencies of the Loans comprising the applicable Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Closing Date affecting the interbank SOFR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Term SOFR Rate; or

(ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Term SOFR Loans (other than any increase or reduction attributable to (i) Indemnified Taxes or Taxes indemnifiable under Section 5.4 and (ii) Excluded Taxes) because of (x) any change since the Closing Date in any Applicable Law (or in the interpretation or administration thereof and including the introduction of any new Applicable Law), such as, for example, without limitation, a change in official reserve requirements, and/or (y) other circumstances affecting the interbank SOFR market or the position of such Lender in such market; or

(iii) at any time, that the making or continuance of any Term SOFR Loans has become unlawful as a result of compliance by such Lender in good faith with any Applicable Law (or would conflict with any such Applicable Law not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Closing Date that materially and adversely affects the interbank SOFR market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Term SOFR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to Term SOFR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, as applicable, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of or a different method of calculating, interest or otherwise, as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased

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costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (z) in the case of subclause (iii) above, the Borrower shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by Applicable Law.

(b) At any time that any Term SOFR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a Term SOFR Loan, affected pursuant to Section 2.10(a)(iii) shall) either (x) if the affected Term SOFR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (iii) or (y) if the affected Term SOFR Loan is then-outstanding, upon at least three (3) Business Days’ notice to the Administrative Agent require the affected Lender to convert each such Term SOFR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(c) If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity occurring after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or its parent’s or its Affiliates’ capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent or any Affiliate thereof could have achieved but for such Change in Law (taking into consideration such Lender’s or parent’s policies with respect to capital adequacy or liquidity), then from time to time, promptly after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any Applicable Law as in effect on the Closing Date. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) upon receipt of such notice.

(d) [Reserved].

(e) Notwithstanding the foregoing, no Lender shall demand compensation pursuant to this Section 2.10 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities.

(f) Alternate Rate of Interest.

(i) Subject to clauses (ii), (iii), (iv), (v) and (vi) of this Section 2.10(f), if

(1) the Administrative Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis) for such Interest Period; or

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(2) the Administrative Agent is advised by the Required Lenders that prior to the commencement of any Interest Period for a Term SOFR Borrowing, the Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Borrowings (or its Borrowings) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant benchmark rate and (y) the Borrower delivers a Notice of Conversion or Continuation in accordance with the terms of Section 2.6, any Notice of Conversion or Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term SOFR Borrowing may be revoked by the Borrower and, failing that, shall instead be deemed to be a Notice of Conversion or Continuation for an ABR Loan. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.10(f)(i) with respect to the Term SOFR Rate, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant benchmark rate and (y) the Borrower delivers a new Notice of Conversion or Continuation in accordance with the terms of Section 2.6, any such Term SOFR Loan shall on the last day of the Interest Period applicable to such Term SOFR Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan.

(ii) Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(iii) Notwithstanding anything to the contrary herein (including in Section 13.1 of this Agreement) or in any other Credit Document, the Administrative Agent will have the right, in consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.

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(iv) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (v) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Revolving Credit Lender or Term Loan Lender, as applicable (or group of Revolving Credit Lenders or Term Loan Lenders, as applicable), pursuant to this Section 2.10(f), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.10(f).

(v) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (a) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (b) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (a) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (b) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(vi) The Borrower may revoke any request for a Borrowing of Term SOFR Loans, or a conversion to or continuation of a Term SOFR Loan to be converted or continued, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Borrowing of, conversion to or continuation of Term SOFR Loans into a request for a Borrowing of or conversion to an ABR Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to the Term SOFR Rate, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.10(f), any Term SOFR Loan shall on the last day of the Interest Period applicable to such Term SOFR Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan.

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2.11. Compensation. If (i) any payment of principal of any Term SOFR Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Term SOFR Loan as a result of a payment or conversion pursuant to Section 2.5, 2.6, 2.10, 5.1, 5.2 or 13.7, as a result of acceleration of the maturity of the Loans pursuant to Section 11 or for any other reason, (ii) any Borrowing of Term SOFR Loans is not made as a result of a withdrawn Notice of Borrowing, (iii) any ABR Loan is not converted into a Term SOFR Loan as a result of a withdrawn Notice of Conversion or Continuation, (iv) any Term SOFR Loan is not continued as a Term SOFR Loan, in each case, as the case may be, as a result of a withdrawn Notice of Conversion or Continuation or (v) any prepayment of principal of any Term SOFR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.1 or 5.2, the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Term SOFR Loan. Notwithstanding the foregoing, no Lender shall demand compensation pursuant to this Section 2.11 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities.

2.12. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(b), 3.5 or 5.4 with respect to such Lender, it will, if requested by the Borrower use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 2.10, 3.5 or 5.4.

2.13. Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, 2.11, 3.5 or 5.4 is given by any Lender more than 180 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10, 2.11, 3.5 or 5.4, as the case may be, for any such amounts incurred or accruing prior to the 181st day prior to the giving of such notice to the Borrower.

2.14. Incremental Facilities.

(a) The Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more (x) additional term loans, which may be of the same Class as any then-existing Term Loans (a “Term Loan Increase”) or a separate Class of Term Loans (the commitments for additional term loans of the same Class or a separate Class, collectively, the “Incremental Term Loan Commitments”), (y) additional commitments consisting of one or more letter of credit facilities (such commitments, collectively, the “Incremental Letter of Credit Commitments”) and/or (~~y~~z) revolving credit commitments, which may be of the same Class as any then-existing Revolving Credit Commitments (the commitments thereto, the “New Revolving Credit Commitments”) or a separate Class of Revolving Credit Commitments (the commitments thereto, the “Additional Revolving Credit Commitments” and, together with the New Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”; together with the Incremental Term Loan Commitments~~, the “~~ and the Incremental Letter of Credit Commitments, the “Incremental Loan Commitments”), by an aggregate amount, when combined with the aggregate principal amount of all Permitted Other Debt incurred in reliance on Sections 10.1(y)(iii) and (iv) (solely to the extent of

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refinancing Indebtedness incurred in reliance on clause (iii) of Section 10.1(y)), not in excess of the Maximum Incremental Facilities Amount at the time of incurrence thereof and not less than $10,000,000 individually (or such lesser amount as (x) may be approved by the Administrative Agent or (y) shall constitute the Maximum Incremental Facilities Amount at such time). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that the Incremental Loan Commitments shall be effective. The Borrower may approach any Lender or any Person (other than a natural Person) to provide all or a portion of the Incremental Loan Commitments; provided that any Lender offered or approached to provide all or a portion of the Incremental Loan Commitments may elect or decline, in its sole discretion, to provide an Incremental Loan Commitment, and the Borrower shall have no obligation to approach any existing Lender to provide any Incremental Loan Commitment. In each case, such Incremental Loan Commitments shall become effective as of the applicable Increased Amount Date; provided that, (i) (x) unless the immediately succeeding clause (y) is applicable, no Event of Default shall exist on such Increased Amount Date immediately before or immediately after giving effect to such Incremental Loan Commitments and the borrowing of any Incremental Loans thereunder or (y) if such Incremental Loan Commitment is being provided in connection with a Limited Condition Transaction, then no Event of Default under (A) Section 11.1 or Section 11.5 shall exist on such Increased Amount Date and (B) such other provisions of Section 11 as may otherwise be required by the Lenders providing the applicable Incremental Loan Commitment immediately before or immediately after giving effect to such Incremental Loan Commitment and the borrowing of any Incremental Loans thereunder, (ii) in connection with any incurrence of Incremental Loans, or establishment of Incremental Loan Commitments, on an Increased Amount Date, there shall be no requirement for the Borrower to bring down the representations and warranties under the Credit Documents, (iii) the Incremental Loan Commitments shall be effected pursuant to one or more Incremental Amendments executed and delivered by the Borrower and the Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 5.4(d) and (e) and (iv) the Borrower shall make any payments required pursuant to Section 2.11 in connection with the Incremental Loan Commitments, as applicable. No Lender shall have any obligation to provide any Commitments pursuant to this Section 2.14(a). For all purposes of this Agreement, (a) any Incremental Term Loans made on an Increased Amount Date shall be designated (x) a separate series of Term Loans or (y) in the case of a Term Loan Increase, a part of the series of existing Term Loans subject to such increase and (b) any Incremental Revolving Credit Commitments made on an Increased Amount Date shall be designated (x) a separate series of Revolving Credit Commitments or (y) in the case of a New Revolving Credit Commitment, a part of the series of existing Revolving Credit Commitments subject to such increase (such new or existing series of Term Loans or Revolving Credit Commitments, each, a “Series”).

(b) On any Increased Amount Date on which Incremental Revolving Credit Commitments are effected, subject to the satisfaction (or waiver) of the following terms and conditions, (x) with respect to New Revolving Credit Commitments, each of the Revolving Credit Lenders with an existing Revolving Credit Commitment of the Class being increased by such New Revolving Credit Commitments shall automatically and without further act be deemed to have assigned to each Revolving Credit Lender with a New Revolving Credit Commitment of such Class (each, a “New Revolving Loan Lender”), and each of such New Revolving Loan Lenders shall automatically and without further act be deemed to have purchased and assumed, (i) a portion of such Revolving Credit Lender’s participations hereunder in outstanding Revolving Letters of Credit, so that after giving effect to each such deemed assignment and assumption and participation, the percentage of the aggregate outstanding participations hereunder in such Revolving Letters of Credit held by each Revolving Credit Lender holding Revolving Credit Loans (including each such New Revolving Loan Lender), as applicable, will equal the percentage of the aggregate Total Revolving Credit Commitments of all Revolving Credit Lenders under the Credit Facilities, and (ii) at the principal amount thereof,

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such interests in the Revolving Credit Loans of such Class outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and assumptions, the Revolving Credit Loans of such Class will be held by existing Revolving Credit Lenders under such Class and New Revolving Loan Lenders under such Class ratably in accordance with their respective Revolving Credit Commitments of such Class after giving effect to the addition of such New Revolving Credit Commitments to such existing Revolving Credit Commitments (the Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (x)), and (y) with respect to any Incremental Revolving Credit Commitments, (i) each Incremental Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each loan made under a New Revolving Credit Commitment (each, a “New Revolving Credit Loan”) and each loan made under an Additional Revolving Credit Commitment (each, an “Additional Revolving Credit Loan” and, together with New Revolving Credit Loans, the “Incremental Revolving Credit Loans”) shall be deemed, for all purposes, Revolving Credit Loans and (ii) each New Revolving Loan Lender and each Revolving Credit Lender with an Additional Revolving Credit Commitment (each, an “Additional Revolving Loan Lender” and, together with the New Revolving Loan Lenders, the “Incremental Revolving Loan Lenders”) shall become a Revolving Credit Lender with respect to the applicable Incremental Revolving Credit Commitment and all matters relating thereto.

(c) On any Increased Amount Date on which any Incremental Term Loan Commitments of any Series are effective, subject to the satisfaction (or waiver) of the foregoing terms and conditions, (i) each Lender with an Incremental Term Loan Commitment (each, an “Incremental Term Loan Lender”) of any Series shall make a term loan to the Borrower (an “Incremental Term Loan” and, together with the Incremental Revolving Credit Loans, collectively the “Incremental Loans”) in an amount equal to its Incremental Term Loan Commitment of such Series, and (ii) each Incremental Term Loan Lender of any Series shall become a Lender hereunder with respect to the Incremental Term Loan Commitment of such Series and the Incremental Term Loans of such Series made pursuant thereto. The Borrower shall use the proceeds, if any, of the Incremental Loans for any purpose not prohibited by this Agreement and as agreed by the Borrower and the lender(s) providing such Incremental Loans.

(d) The terms and provisions of any Incremental Term Loan Commitments and the respective related Incremental Term Loans, in each case effected pursuant to a Term Loan Increase shall be substantially identical to the terms and provisions applicable to the Class of Term Loans subject to such increase; provided, that underwriting, arrangement, structuring, ticking, commitment, original issue discount, upfront or similar fees, and other fees payable in connection therewith that are not generally shared with all relevant lenders providing such Incremental Term Loan Commitments and the respective related Incremental Term Loans, that may be agreed to among the Borrower and the lender(s) providing and/or arranging such Incremental Term Loan Commitments may be paid in connection with such Incremental Term Loan Commitments. Any Incremental Term Loans incurred as a Term Loan Increase shall be fungible for the U.S. federal income tax purposes with the existing Class of Term Loans proposed to be increased thereby. The terms and provisions of any Incremental Term Loan Commitments and the respective related Incremental Term Loans of any Series not effected pursuant to a Term Loan Increase shall be on terms and documentation set forth in the applicable Incremental Amendment as determined by the Borrower; provided that:

(i) [reserved];

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(ii) [reserved];

(iii) the Incremental Term Loans and Incremental Term Loan Commitments, (x) may participate on a pro rata basis, greater than pro rata basis or less than pro rata basis in any voluntary prepayment of any Class of Term Loans hereunder and may participate on a pro rata basis or less than pro rata basis (but, except as otherwise permitted by this Agreement, not on a greater than pro rata basis) in any mandatory prepayments of any Class of Term Loans hereunder; provided that if such Incremental Term Loans are unsecured or rank junior in right of payment or as to security with the Obligations, such Incremental Term Loans shall participate on a junior basis with respect to mandatory repayments of Term Loans hereunder (except in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement), (y) shall not be guaranteed by any Subsidiary other than a Guarantor hereunder and (z) shall be unsecured, secured solely by assets that do not constitute Collateral or rank pari passu or junior in right of security with the Obligations and, if secured, shall either (I) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (II) be secured solely by assets that do not constitute Collateral;

(iv) the pricing, interest rate margins, discounts, premiums, interest rate floors, fees, and amortization schedule applicable to any Incremental Term Loans shall be determined by the Borrower and the lender(s) thereunder; provided, however, that, with respect to any broadly syndicated Dollar-denominated Incremental Term Loans in the form of “term b loans”made under Incremental Term Loan Commitments, if the Yield in respect of any Incremental Term Loans that rank pari passu in right of payment and security with the Initial Term Loans as of the date of funding thereof exceeds the Yield in respect of any Initial Term Loans by more than 0.50%, then the Applicable ABR Margin or the Applicable SOFR Margin, as applicable, in respect of such Initial Term Loans shall be adjusted so that the Yield in respect of such Initial Term Loans is equal to the Yield in respect of such Incremental Term Loans minus 0.50%; provided, further, to the extent any change in the Yield of the Initial Term Loans is necessitated by this clause (iv) on the basis of an effective interest rate floor in respect of the Incremental Term Loans the increased Yield in the Initial Term Loans shall (unless otherwise agreed in writing by the Borrower) have such increase in the Yield effected solely by increases in the interest rate floor(s) applicable to the Initial Term Loans (this clause (iv), the “MFN Adjustment”); provided, further, that the MFN Adjustment shall not apply to Incremental Term Loans (a) that mature on or after the twelve month anniversary of the Term Loan Maturity Date, (b) that are incurred after the twelve month anniversary of the Closing Date, (c) that are incurred in reliance on the Incremental Fixed Dollar Basket ~~or~~, (d) the proceeds of which are used to consummate a Permitted Acquisition, (e) that are incurred in reliance on the Incremental Prepayment Basket and (f) that do not exceed an aggregate principal amount of the greatest of (x) $70,000,000, (y) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence and (z) 4% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) (clauses (a) through (~~d~~f) of this proviso, collectively, the “MFN Exceptions”); and

(v) all other terms of any Incremental Term Loans (other than as described in clauses (i), (ii), (iii) and (iv) above) may differ from the terms of the Initial Term Loans if reasonably satisfactory to the Borrower and the lender(s) providing such Incremental Term Loans.

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(e) The terms and provisions of any New Revolving Credit Commitments and the related New Revolving Credit Loans shall be substantially identical to the Class of Commitments and related Revolving Credit Loans subject to increase by such New Revolving Credit Commitments and New Revolving Credit Loans; provided, that underwriting, arrangement, structuring, ticking, commitment, upfront or similar fees, and other fees payable in connection therewith that are not generally shared with all relevant lenders providing such New Revolving Credit Commitments and related New Revolving Credit Loans, that may be agreed to among the Borrower and the lender(s) providing and/or arranging such New Revolving Credit Commitments may be paid in connection with such New Revolving Credit Commitments. Additional Revolving Credit Commitments and Additional Revolving Credit Loans shall be on terms and documentation set forth in the applicable Incremental Amendment as determined by the Borrower; provided, further, that notwithstanding anything to the contrary in this Section 2.14 or otherwise:

(i) any such Additional Revolving Credit Commitments and Additional Revolving Credit Loans shall rank pari passu or junior in right of payment and of security with the Revolving Credit Loans (and, if applicable, shall be subject to a subordination agreement and/or the Junior Lien Intercreditor Agreement or other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent); and

(ii) any such Additional Revolving Credit Commitments and Additional Revolving Credit Loans (x) shall not be guaranteed by any Subsidiary other than a Guarantor hereunder and (y) if secured, shall either (I) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (II) be secured solely by assets that do not constitute Collateral.

(f) Incremental Letter of Credit Commitments shall be subject to the terms, interest rate margins and fees (if any) and interest rate floors (if any) determined by the Borrower and the Lenders providing such Incremental Letter of Credit Commitments; provided, that notwithstanding anything to the contrary in this Section 2.14 or otherwise:

(i) any such Incremental Letter of Credit Commitments shall rank pari passu or junior in right of payment and of security with the Revolving Credit Loans (and, if applicable, shall be subject to a subordination agreement and/or the Junior Lien Intercreditor Agreement, the Collateral Trust Agreement or other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent); and

(ii) any such Incremental Letter of Credit Commitments (x) shall not be guaranteed by any Subsidiary other than a Guarantor hereunder and (y) if secured, shall either (I) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement, the Collateral Trust Agreement and/or other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (II) be secured solely by assets that do not constitute Collateral.

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(g) ~~(f)~~ The Administrative Agent and the Lenders hereby consent to the consummation of the transactions contemplated by this Section 2.14 and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment or amendment section) or any other Credit Document that may otherwise prohibit or restrict any such extension or any other transaction contemplated by this Section 2.14. Each Incremental Amendment may, without the consent of any other Lenders, effect technical and corresponding amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14 (including increasing amortization payments to achieve fungibility of a Term Loan Increase with such existing Term Loan).

2.15. Extensions of Term Loans and Revolving Credit Loans and Revolving Credit Commitments; Refinancing Facilities.

(a) Extensions.

(i) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.15. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class which such request shall be offered equally to all such Lenders) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall either, at the option of the Borrower, (A) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined in good faith by the Borrower) or (B) if not consistent with the terms of the applicable Existing Term Loan Class, shall not be materially more restrictive to the Credit Parties (as determined in good faith by the Borrower), when taken as a whole, than the terms of the Term Loans of the Existing Term Loan Class unless (x) the Lenders of the Term Loans of such applicable Existing Term Loan Class receive the benefit of such more restrictive terms or (y) any such provisions apply after the Term Loan Maturity Date with respect to Initial Term Loans; provided, however, that (1) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments (if any) reflected in ~~Section 2.5 or in~~ the applicable Extension Amendment~~, as the case may be,~~ with respect to the Existing Term Loan Class from which such Extended Term Loans were converted, in each case as more particularly set forth in Section 2.15(a)(v)), (2)(A) pricing, fees, optional prepayment or redemption terms shall be determined in good faith by the Borrower and the interest rates, interest margins, upfront fees, funding discounts, original issue discounts and premiums (including through fixed rate interest) with respect to the Extended Term Loans may be higher or lower than the interest margins and floors for the Term Loans of such Existing Term Loan Class and/or (B) additional fees, premiums or AHYDO Catch-Up Payments may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (3) the Extended Term Loans may participate on a pro rata basis, greater than pro rata basis or less than pro rata basis in any voluntary prepayment of any Class of Term Loans hereunder and may participate on a pro rata basis or less than pro rata basis (but, except as otherwise permitted by this Agreement, not on a greater than pro rata basis) in any mandatory prepayments of any Class

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of Term Loans hereunder; provided that if such Extended Term Loans are unsecured or rank junior in right of payment or as to security with the Obligations, such Extended Term Loans shall participate on a junior basis with respect to mandatory repayments of Term Loans hereunder (except in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement), (4) Extended Term Loans may have call protection and prepayment premiums and, subject to clause (3) above, other redemption terms as may be agreed by the Borrower and the Lenders thereof and (5) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Term Loan Maturity Date with respect to Initial Term Loans, provided that the principal amount of the Extended Term Loans shall not exceed the principal amount of the Term Loans being extended except as otherwise permitted herein. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class from which they were converted; provided that any Extended Term Loans converted from an Existing Term Loan Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any then outstanding Class of Term Loans other than the Existing Term Loan Class from which such Extended Term Loans were converted (in which case scheduled amortization with respect thereto shall be proportionally increased, including any further increase to the amortization amount relating to any existing Term Loan Class to which such Extended Term Loans are added to achieve fungibility of the Extended Term Loans with respect to such existing Term Loan Class).

(ii) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments of any Class, each existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related Revolving Credit Loans thereunder, “Existing Revolving Credit Loans”; each Existing Revolving Credit Commitment and related Existing Revolving Credit Loans together being referred to as an “Existing Revolving Credit Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Credit Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related Revolving Credit Loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.15(a). In order to establish any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Credit Commitments which such request shall be offered equally to all such Lenders) (a “Revolving Credit Loan Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established, which, shall either, at the option of the Borrower, (A) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined in good faith by the Borrower) or (B) if not consistent with the terms of the applicable Existing Revolving Credit Commitments, shall not be materially more restrictive to the Credit Parties (as determined in good faith by the Borrower), when taken as a whole, than the terms of such Existing Revolving Credit Commitments (the “Specified Existing Revolving Credit Commitment”) unless (x) the Lenders providing Existing Revolving Credit Loans receive the benefit of such more restrictive terms or (y) any such provisions apply after the Revolving Credit Termination Date, in each case, to the extent provided in the applicable Extension Amendment; provided, however, that (w) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity

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dates of the Specified Existing Revolving Credit Commitments, (x) (A) the interest rates, interest margins, rate floors, upfront fees, funding discounts, original issue discount and premiums with respect to the Extended Revolving Credit Commitments may be higher or lower than the interest margins rate floors, upfront fees, funding discounts, original issue discount and premiums for the Specified Existing Revolving Credit Commitments and/or (B) additional fees and premiums may be payable to the Lenders providing such Extended Revolving Credit Commitments in addition to or in lieu of any of the items contemplated by the preceding clause (A), (y) the commitment fee rate with respect to the Extended Revolving Credit Commitments may be higher or lower than the commitment fee rate for the Specified Existing Revolving Credit Commitment and (z) unless otherwise permitted hereby, the amount of the Extended Revolving Credit Commitments and the principal amount of the Extended Revolving Credit Loans shall not exceed the amount of the Specified Existing Revolving Credit Commitments being extended and the principal amount of the related Existing Revolving Credit Loans being extended, respectively, and provided further that, notwithstanding anything to the contrary in this Section 2.15(a) or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Credit Loans under any Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Specified Existing Revolving Credit Commitments and each other Class of Existing Revolving Credit Commitments (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and repayment procedures of the applicable Credit Facility) and (2) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and the Revolving Credit Loans related to such Commitments set forth in Section 13.6. No Lender shall have any obligation to agree to have any of its Revolving Credit Loans or Revolving Credit Commitments of any Existing Revolving Credit Class converted into Extended Revolving Credit Loans or Extended Revolving Credit Commitments pursuant to any Revolving Credit Loan Extension Request. Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitments and from any other Existing Revolving Credit Commitments; provided that any Extended Revolving Credit Commitments converted from an Existing Revolving Credit Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any then outstanding Class of Revolving Credit Commitments other than the Existing Revolving Credit Class from which such Extended Revolving Credit Commitments were converted.

(iii) [Reserved].

(iv) Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans or Revolving Credit Commitment of the Existing Class or Existing Classes subject to such Extension Request converted into Extended Term Loans or Extended Revolving Credit Commitments, as applicable, shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans or Revolving Credit Commitments of the Existing Class or Existing Classes subject to such Extension Request that it has elected to convert into Extended Term Loans or Extended Revolving Credit Commitments, as applicable. In the event that the aggregate amount of Term Loans or Revolving Credit Commitments of the Existing Class or Existing Classes subject to Extension Elections exceeds the amount of Extended Term Loans or Extended Revolving Credit Commitments, as applicable, requested pursuant to the Extension Request, Term Loans or Revolving Credit Commitments of the Existing Class or Existing Classes subject to Extension

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Elections shall be converted to Extended Term Loans or Extended Revolving Credit Commitments, as applicable, on a pro rata basis based on the amount of Term Loans or Revolving Credit Commitments included in each such Extension Election. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all then-outstanding Revolving Credit Commitments for purposes of the obligations of a Revolving Credit Lender in respect of Revolving Letters of Credit under Section 3, except that the applicable Extension Amendment may provide that the applicable Revolving L/C Maturity Date may be extended and the related obligations to issue Revolving Letters of Credit may be continued so long as the applicable Revolving Letter of Credit Issuer has consented to such extensions in its sole discretion (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(v) Extended Term Loans or Extended Revolving Credit Commitments, as applicable, shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which, except to the extent expressly contemplated by the last sentence of this Section 2.15(a)(v) and notwithstanding anything to the contrary set forth in Section 13.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders. No Extension Amendment shall provide for any Class of Extended Term Loans or Extended Revolving Credit Commitments in an aggregate principal amount that is less than $10,000,000 and the Borrower may condition the effectiveness of any Extension Amendment on an Extension Minimum Condition, which may be waived by the Borrower in its sole discretion. In addition to any terms and changes required or permitted by Section 2.15(a), each Extension Amendment shall amend the scheduled amortization payments (if any) pursuant to ~~Section 2.5 or~~ the applicable Incremental Amendment with respect to the Class of Existing Term Loans from which the Extended Term Loans were converted to reduce each scheduled ~~Term Loan Repayment Amount~~amortization payment for the Existing Term Loan Class in the same proportion as the amount of Term Loans of the Existing Term Loan Class is to be converted pursuant to such Extension Amendment (it being understood that the amount of any ~~Term Loan Repayment Amount~~scheduled amortization payment payable with respect to any individual Term Loan of such Existing Term Loan Class that is not an Extended Term Loan shall not be reduced as a result thereof). Notwithstanding anything to the contrary in this Section 2.15, and without limiting the generality or applicability of Section 13.1 to any Section 2.15(a) Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.15(a) Additional Amendment”) to this Agreement and the other Credit Documents; provided that such Section 2.15(a) Additional Amendments comply with the requirements of Section 2.15(a) and do not become effective prior to the time that such Section 2.15(a) Additional Amendments have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Incremental Term Loans and Incremental Revolving Credit Commitments provided for in any Incremental Amendment and (2) consents applicable to holders of any Extended Term Loans or Extended Revolving Credit Commitments provided for in any Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Section 2.15(a) Additional Amendments to become effective in accordance with Section 13.1.

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(vi) Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Existing Class is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Extension Date”), (I) in the case of the existing Term Loans of each Extending Lender, the aggregate principal amount of such existing Term Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Term Loans, provided that any Extended Term Loans converted from an Existing Term Loan Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any then outstanding Class of Term Loans other than the Existing Term Loan Class from which such Extended Term Loans were converted (in which case scheduled amortization with respect thereto shall be proportionally increased, including any further increase to the amortization amount to achieve fungibility of the Extended Term Loans with respect to such existing Term Loan Class), and (II) in the case of the Specified Existing Revolving Credit Commitments of each Extending Lender, the aggregate principal amount of such Specified Existing Revolving Credit Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Credit Commitments so exchanged by such Lender on such date, and such Extended Revolving Credit Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitments and from any other Existing Revolving Credit Commitments, provided that any Extended Revolving Credit Commitments converted from an Existing Revolving Credit Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any then outstanding Class of Revolving Credit Commitments other than the Existing Revolving Credit Class from which such Extended Revolving Credit Commitments were converted and (B) if, on any Extension Date, any Loans of any Extending Lender are outstanding under the applicable Specified Existing Revolving Credit Commitments, such Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Credit Loans (and related participations) and Existing Revolving Credit Loans (and related participations) in the same proportion as such Extending Lender’s Specified Existing Revolving Credit Commitments to Extended Revolving Credit Commitments.

(vii) The Administrative Agent and the Lenders hereby consent to the consummation of the transactions contemplated by this Section 2.15(a) (including, for the avoidance of doubt, payment of any interest, fees, or premium in respect of any Extended Term Loans and/or Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Amendment) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment or amendment section) or any other Credit Document that may otherwise prohibit or restrict any such extension or any other transaction contemplated by this Section 2.15(a).

(viii) No conversion of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.15(a) shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

(b) Refinancing Facilities.

(i) The Borrower may, at any time or from time to time after the Closing Date, by notice to the Administrative Agent (a “Refinancing Loan Request”), request (A) (i) the establishment of one or more new Classes of term loans under this Agreement (any such new Class, “New Refinancing Term Loan Commitments”) or (ii) increases to one or more existing Classes of term loans under this Agreement (provided that the loans under such new commitments shall be fungible for U.S. federal income tax purposes with the existing Class of Term Loans proposed to be increased on the Refinancing Facility Closing Date for such increase)

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(any such increase to an existing Class, collectively with New Refinancing Term Loan Commitments, “Refinancing Term Loan Commitments”), or (B) [reserved], ~~or~~ (C) (i) the establishment of one or more new Classes of revolving credit commitments under this Agreement (any such new Class, “New Refinancing Revolving Credit Commitments”), or (ii) increases to one or more existing Classes of Revolving Credit Commitments (any such increase to an existing Class, collectively with the New Refinancing Revolving Credit Commitments, “Refinancing Revolving Credit Commitments”) or (D) (i) the establishment of one or more new Classes of letter of credit commitments under this Agreement (any such new Class, “New Refinancing Letter of Credit Commitments”) or (ii) increases to one or more existing Classes of Incremental Letter of Credit Commitments (any such increase to an existing Class, collectively with the New Refinancing Letter of Credit Commitments, “Refinancing Letter of Credit Commitments”, and, collectively with any Refinancing Term Loan Commitments~~, “~~ and Refinancing Revolving Credit Commitments, “Refinancing Commitments”), in each case, established in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or in part, as selected by the Borrower, any one or more then existing Class or Classes of Loans or Commitments (with respect to a particular Refinancing Commitment or Refinancing Loan, such existing Loans or Commitments, “Refinanced Debt”), whereupon the Administrative Agent shall promptly deliver a copy of each such notice to each of the Lenders.

(ii) Any Refinancing Term Loans made pursuant to New Refinancing Term Loan Commitments ~~or~~, any New Refinancing Revolving Credit Commitments or any New Refinancing Letter of Credit Commitments made on a Refinancing Facility Closing Date shall be designated a separate Class of Refinancing Term Loans ~~or~~, Refinancing Revolving Credit Commitments or Refinancing Letter of Credit Commitments, as applicable, for all purposes of this Agreement unless designated as a part of an existing Class of Term Loans ~~or~~, Revolving Credit Commitments or Incremental Letter of Credit Commitments in accordance with this Section 2.15(b). On any Refinancing Facility Closing Date on which any Refinancing Term Loan Commitments of any Class are effected, subject to the satisfaction or waiver of the terms and conditions in this Section 2.15(b), (x) each Refinancing Term Lender of such Class shall make a term loan to the Borrower (each, a “Refinancing Term Loan”) in an amount equal to its Refinancing Term Loan Commitment of such Class and (y) each Refinancing Term Lender of such Class shall become a Lender hereunder with respect to the Refinancing Term Loan Commitment of such Class and the Refinancing Term Loans of such Class made pursuant thereto. On any Refinancing Facility Closing Date on which any Refinancing Revolving Credit Commitments of any Class are effected, subject to the satisfaction or waiver of the terms and conditions in this Section 2.15(b), (x) each Refinancing Revolving Credit Lender of such Class shall make its Refinancing Revolving Credit Commitment available to the Borrower (when borrowed, a “Refinancing Revolving Credit Loan” and collectively with any Refinancing Term Loan, a “Refinancing Loan”) and (y) each Refinancing Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the Refinancing Revolving Credit Commitment of such Class and the Refinancing Revolving Credit Loans of such Class made pursuant thereto. On any Refinancing Facility Closing Date on which any Refinancing Letter of Credit Commitments of any Class are effected, subject to the satisfaction or waiver of the terms and conditions in this Section 2.15(b), each provider of such Refinancing Letter of Credit Commitments of such Class shall make its Refinancing Letter of Credit Commitment available to the Borrower.

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(iii) Each Refinancing Loan Request from the Borrower pursuant to this Section 2.15(b) shall set forth the requested amount and proposed terms of the relevant Refinancing Term Loans or Refinancing Revolving Credit Commitments and identify the Refinanced Debt with respect thereto. Refinancing Term Loans may be made, and Refinancing Revolving Credit Commitments may be provided, by any existing Lender (but no existing Lender will have an obligation to make any Refinancing Commitment, nor will the Borrower have any obligation to approach any existing Lender to provide any Refinancing Commitment) or by any Additional Lender (each such existing Lender or Additional Lender providing such Commitment or Loan, a “Refinancing Revolving Credit Lender” or “Refinancing Term Lender,” as applicable, and, collectively, “Refinancing Lenders”).

(iv) The effectiveness of any Refinancing Amendment, and the Refinancing Commitments thereunder, shall be subject to the satisfaction (or waiver) on the date thereof (each, a “Refinancing Facility Closing Date”) of each of the following conditions, together with any other conditions set forth in the Refinancing Amendment:

(A) each Refinancing Commitment shall be in an aggregate principal amount that is not less than $10,000,000 (provided that such amount may be less than $10,000,000 if (i) agreed to by the Administrative Agent or (ii) such amount is equal to (x) the entire outstanding principal amount of Refinanced Debt that is in the form of Term Loans ~~or~~, (y) the entire outstanding principal amount of Refinanced Debt (or commitments) that is in the form of Revolving Credit Commitments) or (z) the entire amount of Refinanced Debt (or commitments) that is in the form of Incremental Letter of Credit Commitments,

(B) the Refinancing Term Loans made pursuant to any increase in any existing Class of Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans under the respective Class so incurred on a pro rata basis (based on the principal amount of each Borrowing) so that each Lender under such Class will participate proportionately in each then outstanding Borrowing of Term Loans under such Class, and

(C) the Refinancing Term Loans made pursuant to any increase in any existing Class of Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans under the respective Class so incurred on a pro rata basis (based on the principal amount of each Borrowing) so that each Lender under such Class will participate proportionately in each then outstanding Borrowing of Term Loans under such Class.

(v) Upon any Refinancing Facility Closing Date on which Refinancing Revolving Credit Commitments are effected, (a) there shall be an automatic adjustment to the participations hereunder in Revolving Letters of Credit held by each Revolving Credit Lender under the Revolving Credit Commitments so that each such Revolving Credit Lender shares ratably in such participations in accordance with its Revolving Credit Commitments (after giving effect to the establishment of such Refinancing Revolving Credit Commitments), (b) each Refinancing Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Refinancing Revolving Credit Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (c) each Refinancing Revolving Credit Lender shall become a Lender with respect to the Refinancing Revolving Credit Commitments and all matters relating thereto. Upon any Refinancing Facility Closing Date on which Refinancing Revolving Credit Commitments are effected through the establishment of a new Class of Revolving Credit Commitments pursuant to this Section 2.15(b), if, on such date, there are any Revolving Credit Loans under any Revolving Credit Commitments then outstanding, such Revolving Credit Loans

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shall be prepaid from the proceeds of a new Borrowing of the Refinancing Revolving Credit Loans under such new Class of Refinancing Revolving Credit Commitments in such amounts as shall be necessary in order that, after giving effect to such Borrowing and all such related prepayments, all Revolving Credit Loans under all Revolving Credit Commitments will be held by all Revolving Credit Lenders with Revolving Credit Commitments (including Lenders providing such Refinancing Revolving Credit Commitments) ratably in accordance with all of their respective Revolving Credit Commitments of all Classes (after giving effect to the establishment of such Refinancing Revolving Credit Commitments). Upon any Refinancing Facility Closing Date on which Refinancing Revolving Credit Commitments are effected through the increase to any existing Class of Revolving Credit Commitments pursuant to this Section 2.15(b), if, on the date of such increase, there are any Revolving Credit Loans outstanding under such Class of Revolving Credit Commitments being increased, each of the Revolving Credit Lenders under such Class shall automatically and without further act be deemed to have assigned to each of the Refinancing Revolving Credit Lenders under such Class, and each of such Refinancing Revolving Credit Lenders shall automatically and without further act be deemed to have purchased and assumed, at the principal amount thereof, such interests in the Revolving Credit Loans of such Class outstanding on such Refinancing Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and assumptions, such Revolving Credit Loans of such Class will be held by existing Revolving Credit Lenders under such Class and Refinancing Revolving Credit Lenders under such Class ratably in accordance with their respective Revolving Credit Commitments of such Class after giving effect to the addition of such Refinancing Revolving Credit Commitments to such existing Revolving Credit Commitments under such Class. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the two preceding sentences.

(vi) The terms, provisions and documentation of the Refinancing Term Loans and Refinancing Term Loan Commitments or the Refinancing Revolving Credit Loans and Refinancing Revolving Credit Commitments, as the case may be, of any Class shall be as agreed between the Borrower and the applicable Refinancing Lenders providing such Refinancing Commitments, and except as otherwise set forth herein, to the extent not identical to (or constituting a part of) any Class of Term Loans or Revolving Credit Commitments, as applicable, each existing on the Refinancing Facility Closing Date, shall be consistent with clauses (A) or (B) below, as applicable, and the other terms and conditions shall either, at the option of the Borrower, (x) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined by the Borrower) or (y) if not consistent with the terms of the corresponding Class of Term Loans or Revolving Credit Commitments, as applicable, not be materially more restrictive to the Borrower (as determined by the Borrower), when taken as a whole, than the terms of the applicable Class of Term Loans or Revolving Credit Commitments being refinanced or replaced (except (1) covenants or other provisions applicable only to periods after the Term Loan Maturity Date with respect to Initial Term Loans and (2) pricing, fees, rate floors, premiums, optional prepayment or redemption terms (which shall be determined by the Borrower)) unless the Lenders under the Term Loans or Revolving Credit Commitments, as applicable, each existing on the Refinancing Facility Closing Date, receive the benefit of such more restrictive terms. The terms, provisions and documentation of the Refinancing Letter of Credit Commitments of any Class shall be as agreed between the Borrower and the applicable providers of such Refinancing Letter of Credit Commitments, and except as otherwise set forth herein, to the extent not identical to (or constituting a part of) any Class of Incremental Letter of Credit Commitments, existing on the Refinancing Facility Closing Date, shall be consistent with

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clause (C) below and the other terms and conditions shall either, at the option of the Borrower, (x) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined by the Borrower) or (y) if not consistent with the terms of the corresponding Class of Incremental Letter of Credit Commitments not be materially more restrictive to the Borrower (as determined by the Borrower), when taken as a whole, than the terms of the applicable Class of Incremental Letter of Credit Commitments being refinanced or replaced (except (1) covenants or other provisions applicable only to periods after the Term Loan Maturity Date with respect to the Initial Term Loans (as of the applicable Refinancing Facility Closing Date) and (2) pricing, fees, rate floors, premiums, optional termination terms (which shall be determined by the Borrower)) unless the providers of the Incremental Letter of Credit Commitments existing on the Refinancing Facility Closing Date receive the benefit of such more restrictive terms. In any event:

(A) the Refinancing Term Loans:

(1) (I) shall rank pari passu or junior in right of payment with the Obligations and (II) shall be unsecured or rank pari passu or junior in right of security with the Obligations and, if secured, shall either (x) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or any other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (y) be secured solely by assets that do not constitute Collateral;

(2) [reserved];

(3) [reserved];

(4) shall have a Yield determined by the Borrower and the applicable Refinancing Term Lenders;

(5) may provide for the ability to participate on a pro rata basis or less than or greater than a pro rata basis in any voluntary repayments or prepayments of principal of Term Loans hereunder and on a pro rata basis or less than a pro rata basis (but, except as otherwise permitted by this Agreement, not on a greater than pro rata basis) in any mandatory repayments or prepayments of principal of Term Loans hereunder; provided, that if such Refinancing Term Loans are unsecured or rank junior in right of payment or as to security with the Obligations, such Refinancing Term Loans shall participate on a junior basis with respect to mandatory repayments of Term Loans hereunder (except in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement);

(6) unless otherwise permitted hereby, shall not have a greater principal amount than the principal amount of the Refinanced Debt (plus the amount of any unused commitments thereunder), plus accrued interest, fees, defeasance costs and premium (including call and tender premiums), if any, under the Refinanced Debt, plus underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items) in connection with the refinancing of such Refinanced Debt and the incurrence or issuance of such Refinancing Term Loans; and

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(7) if guaranteed, may not be guaranteed by any ~~Person~~Subsidiary other than a Credit Party;

(B) the Refinancing Revolving Credit Commitments and Refinancing Revolving Credit Loans:

(1) (I) shall rank pari passu or junior in right of payment and (II) shall be pari passu or junior in right of security with the Revolving Credit Loans and, in each case, shall either (x) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or any other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (y) be secured solely by assets that do not constitute Collateral;

(2) shall not mature earlier than, or provide for mandatory commitment reductions prior to, the maturity date with respect to the Refinanced Debt;

(3) shall provide that the borrowing, prepayments and repayment (except for (1) payments of interest and fees at different rates on Refinancing Revolving Credit Commitments (and related outstandings), (2) repayments required upon the maturity date of the Refinancing Revolving Credit Commitments and (3) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (4) below)) of Revolving Credit Loans with respect to Refinancing Revolving Credit Commitments after the associated Refinancing Facility Closing Date shall be made on a pro rata basis with all other Revolving Credit Commitments existing on the Refinancing Facility Closing Date; provided, that if such Refinancing Revolving Credit Commitments (and related Obligations) are unsecured or rank junior in right of payment or as to security with the Obligations, such Refinancing Revolving Credit Commitments may participate on a “first-in/last-out” basis (but not a “last-in/first-out” basis) with respect to borrowings, prepayments and repayments of all other Revolving Credit Commitments existing on the Refinancing Facility Closing Date (except in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement);

(4) shall provide that the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Refinancing Revolving Credit Commitments after the associated Refinancing Facility Closing Date be made on a pro rata basis or less than pro rata basis (but not greater than pro rata basis, except that the Borrower shall be permitted to permanently repay and terminate Commitments in respect of any such Class of Revolving Credit Loans on a greater than pro rata basis as compared to any other Class of Revolving Credit Loans with a later maturity date than such Class or in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement) with all other Revolving Credit Commitments existing on the Refinancing Facility Closing Date;

(5) shall have a Yield determined by the Borrower and the applicable Refinancing Revolving Credit Lenders;

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(6) except as otherwise permitted hereby, shall not have a greater principal amount of Commitments than the principal amount of the utilized Commitments of the Refinanced Debt (plus the amount of any unused commitments thereunder), plus accrued interest, fees, defeasance costs and premium (including call and tender premiums), if any, under the Refinanced Debt, plus underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items) in connection with the refinancing of such Refinanced Debt and the incurrence or issuance of such Refinancing Revolving Credit Commitments or Refinancing Revolving Credit Loans; and

(7) if guaranteed, may not be guaranteed by any Subsidiary other than a Credit Party.

(C) The Refinancing Letter of Credit Commitments:

(1) (I) shall rank pari passu or junior in right of payment and (II) shall be pari passu or junior in right of security with the Incremental Letter of Credit Commitments and shall either (x) not be secured by assets other than Collateral (and, if applicable, shall be subject to a subordination agreement and/or the Collateral Trust Agreement, the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or any other lien subordination and intercreditor arrangement that reflects market terms or is otherwise reasonably satisfactory to the Borrower and the Administrative Agent, as applicable) or (y) be secured solely by assets that do not constitute Collateral;

(2) shall not mature earlier than, or provide for mandatory commitment reductions prior to, the maturity date with respect to the Refinanced Debt;

(3) shall provide that the permanent termination or reduction of Refinancing Letter of Credit Commitments after the associated Refinancing Facility Closing Date be made on a pro rata basis or less than pro rata basis (but not greater than pro rata basis, except that the Borrower shall be permitted to permanently terminate Commitments in respect of any such Class of Incremental Letter of Credit Commitments on a greater than pro rata basis as compared to any other Class of Incremental Letter of Credit Commitments with a later maturity date than such Class or in connection with any refinancing, extension, renewal, replacement, repurchase or retirement thereof permitted by this Agreement) with all other Incremental Letter of Credit Commitments existing on the Refinancing Facility Closing Date;

(4) shall have a Yield determined by the Borrower and the applicable provider of such Refinancing Letter of Credit Commitments;

(5) except as otherwise permitted hereby, shall not have a greater principal amount of Commitments than the principal amount of the utilized Commitments of the Refinanced Debt (plus the amount of any unused commitments thereunder), plus accrued interest, fees, defeasance costs and premium (including call and tender premiums), if any, under the Refinanced Debt, plus underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items) in connection with the refinancing of such Refinanced Debt and the incurrence or issuance of such Refinancing Letter of Credit Commitments; and

(6) may not be guaranteed by any Subsidiary other than a Credit Party.

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(vii) Commitments in respect of Refinancing Term Loans ~~and~~, Refinancing Revolving Credit Commitments and Refinancing Letter of Credit Commitments shall become additional Commitments under this Agreement pursuant to an amendment (a “Refinancing Amendment”) to this Agreement and, as appropriate, the other Credit Documents, executed by the Borrower, each Refinancing Lender providing such Commitments and the Administrative Agent. The Refinancing Amendment may, without the consent of any other Credit Party, Agent or Lender, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15(b). The Borrower will use the proceeds, if any, of the Refinancing Term Loans and Refinancing Revolving Credit Commitments in exchange for, or to extend, renew, replace, repurchase, retire or refinance, and shall permanently terminate applicable commitments under, substantially concurrently, the applicable Refinanced Debt.

(viii) The Administrative Agent and the Lenders hereby consent to the consummation of the transactions contemplated by this Section 2.15(b) (including, for the avoidance of doubt, payment of any interest, fees, or premium in respect of any Refinanced Debt on such terms as may be set forth in the relevant Refinancing Amendment) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment or amendment section) or any other Credit Document that may otherwise prohibit or restrict any such refinancing or any other transaction contemplated by this Section 2.15.

(c) In the event that the Administrative Agent determines, and the Borrower agrees (acting reasonably), that the allocation of Extended Term Loans of a given Extension Series or the Extended Revolving Credit Commitments of a given Extension Series, in each case to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Extension Amendment, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Credit Documents (each, a “Corrective Extension Amendment”) within 15 days following the effective date of such Extension Amendment, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion and extension of the applicable Term Loans or the applicable Existing Revolving Credit Commitments (and related Revolving Credit Exposure), as the case may be, in such amount as is required to cause such Lender to hold Extended Term Loans or Extended Revolving Credit Commitments (and related Revolving Credit Exposure) of the applicable Extension Series into which such other Term Loans or Revolving Credit Commitments or New Revolving Credit Commitments, as the case may be, were initially converted, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension Amendment, in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree (including conditions of the type required to be satisfied for the effectiveness of an Extension Amendment described in Section 2.15(a)), and (iii) effect such other amendments of the type (with appropriate reference and nomenclature changes) described in Section 2.15(a) to the extent reasonably necessary to effectuate the purposes of this Section 2.15(c).

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2.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) (i) No Defaulting Lender shall be entitled to receive any fee payable under Section 4 or any interest at the Default Rate payable under Section 2.8(d) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee or interest that otherwise would have been required to have been paid to that Defaulting Lender).

(ii) Each Defaulting Lender shall be entitled to receive Revolving Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its applicable Revolving Credit Commitment Percentage of the Stated Amount of Revolving Letters of Credit for which it has provided cash collateral satisfactory to the applicable Revolving Letter of Credit Issuer.

(iii) With respect to any Revolving Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (i) or (ii) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Revolving L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (b) below, (y) pay to the Revolving Letter of Credit Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Revolving Letter of Credit Issuer’s Revolving Credit Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(b) If any Revolving Letter of Credit Exposure exists at the time a Lender becomes a Defaulting Lender, then (i) all or any part of such Revolving Letter of Credit Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitment Percentage; provided that (A) each Non-Defaulting Lender’s Revolving Letter of Credit Exposure may not in any event exceed the Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (B) subject to Section 13.22, neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Revolving Letter of Credit Issuers, or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender, (ii) to the extent that all or any portion of the Defaulting Lender’s Revolving Letter of Credit Exposure cannot, or can only partially, be so reallocated to Non-Defaulting Lenders, whether by reason of the first proviso in Section 2.16(b)(i) above or otherwise, the Borrower shall within two (2) Business Days following written notice by the Administrative Agent Cash Collateralize such Defaulting Lender’s Revolving Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (i) above), in accordance with the procedures set forth in Section 3.8 for so long as such Revolving Letter of Credit Exposure is outstanding, (iii) if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Revolving Letter of Credit Exposure pursuant to the requirements of this Section 2.16(b)(i), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 4.1(c) with respect to such Defaulting Lender’s Revolving Letter of Credit Exposure during the period such Defaulting Lender’s Revolving Letter of Credit Exposure is Cash Collateralized, (iv) if the Revolving Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to the requirements of this Section 2.16(b), then the fees payable to the Lenders pursuant to Section 4.1(c) shall be adjusted in accordance with such Non-Defaulting Lenders’ Revolving Credit Commitment Percentages and the

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Borrower shall not be required to pay any fees to the Defaulting Lender pursuant to Section 4.1(c) with respect to such Defaulting Lender’s Revolving Letter of Credit Exposure during the period that such Defaulting Lender’s Revolving Letter of Credit Exposure is reallocated, or (v) if any Defaulting Lender’s Revolving Letter of Credit Exposure is neither Cash Collateralized nor reallocated pursuant to the requirements of this Section 2.16(b), then, without prejudice to any rights or remedies of the applicable Revolving Letter of Credit Issuer or any Lender hereunder, all fees payable under Section 4.1(c) with respect to such Defaulting Lender’s Revolving Letter of Credit Exposure shall be payable to the applicable Revolving Letter of Credit Issuer until such Revolving Letter of Credit Exposure is Cash Collateralized and/or reallocated.

(c) No Revolving Letter of Credit Issuer will be required to issue any new Revolving Letter of Credit or to amend any outstanding Revolving Letter of Credit to increase the face amount thereof or extend the expiry date thereof, unless the applicable Revolving Letter of Credit Issuer is reasonably satisfied that any exposure that would result from the exposure to such Defaulting Lender is eliminated or fully covered by the Revolving Credit Commitments of the Non-Defaulting Lenders or by Cash Collateralization or a combination thereof in accordance with the requirements of Section 2.16(b) above or otherwise in a manner reasonably satisfactory to the applicable Revolving Letter of Credit Issuer and the Borrower.

(d) If the Borrower, the Administrative Agent and the Revolving Letter of Credit Issuers agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon, as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender and any applicable Cash Collateral shall be promptly returned to the Borrower and any Revolving Letter of Credit Exposure of such Lender reallocated pursuant to the requirements of Section 2.16(b) shall be reallocated back to such Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

2.17. Permitted Debt Exchanges.

(a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) with outstanding Term Loans under one or more Classes of Term Loans (as determined by the Borrower in its sole discretion) on the same terms, the Borrower may from time to time consummate one or more exchanges of Term Loans for Permitted Other Notes (such notes, “Permitted Debt Exchange Notes” and each such exchange, a “Permitted Debt Exchange”), so long as the following conditions are satisfied or waived: (i) no Event of Default shall have occurred and be continuing at the time the offering document in respect of a Permitted Debt Exchange Offer is delivered to the relevant Lenders, (ii) the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall equal the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans, provided that the aggregate principal amount of the Permitted Debt Exchange Notes may include accrued interest, fees and premium (if any) under the Term Loans exchanged and underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items) in connection with the exchange of such Term

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Loans and the issuance of such Permitted Debt Exchange Notes, (iii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged under each applicable Class by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), (iv) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of a given Class tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof of the applicable Class actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of such Class offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans under the relevant Class tendered by such Lenders ratably up to such maximum based on the respective principal amounts so tendered, or if such Permitted Debt Exchange Offer shall have been made with respect to multiple Classes without specifying a maximum aggregate principal amount offered to be exchanged for each Class, and the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of all Classes tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of all relevant Classes offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans across all Classes subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrower and the Auction Agent, and (vi) any applicable Minimum Tender Condition or Maximum Tender Condition, as the case may be, shall be satisfied or waived by the Borrower.

(b) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.17, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 5.1 or 5.2, (ii) such Permitted Debt Exchange Offer shall be made for not less than $10,000,000 (or such lesser amount as may be agreed to by the Administrative Agent) in aggregate principal amount of Term Loans, provided that subject to the foregoing clause (ii) the Borrower may at its election specify (A) as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s sole discretion) of Term Loans of any or all applicable Classes be tendered and/or (B) as a condition (a “Maximum Tender Condition”) to consummating any such Permitted Debt Exchange that no more than a maximum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s sole discretion) of Term Loans of any or all applicable Classes will be accepted for exchange and (iii) the scheduled amortization payments pursuant to ~~Section 2.5 or~~ the applicable Incremental Amendment with respect to the relevant Class of exchanged Term Loans shall be reduced in the same proportion as the amount of exchanged Term Loans subject to the Permitted Debt Exchange (it being understood that the amount of any ~~Term Loan Repayment Amount~~scheduled amortization payment payable with respect to any individual Term Loan of such existing Term Loan Class that is not participating in such Permitted Debt Exchange shall not be reduced as a result thereof).

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(c) In connection with each Permitted Debt Exchange, the Borrower and the Auction Agent shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.17 and without conflict with Section 2.17(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than a reasonable period (in the discretion of the Borrower and the Auction Agent) of time following the date on which the Permitted Debt Exchange Offer is made.

(d) The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (x) none of the Auction Agent, the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended.

SECTION 3. Revolving Letters of Credit.

3.1. Issuance of Revolving Letters of Credit. (i) Subject to and upon the terms and conditions herein set forth, at any time and from time to time on and after the Closing Date and prior to the applicable Revolving L/C Maturity Date, each Revolving Letter of Credit Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this ~~Section 3~~Section 3, to issue upon the request of the Borrower and (x) for the direct or indirect benefit of the Borrower and its direct or indirect Subsidiaries and (y) for the direct or indirect benefit of any direct or indirect parent of the Borrower or any Subsidiaries of such direct or indirect parent so long as the aggregate Stated Amount of all Revolving Letters of Credit issued for such parent and its other Subsidiaries’ benefit (excluding Revolving Letters of Credit issued to support the obligations of such direct or indirect parent or its other Subsidiaries which obligations were entered into primarily to benefit the business of Borrower and its Subsidiaries) does not exceed the Available RP Capacity Amount at any time (the “Revolving Letters of Credit” and each, a “Revolving Letter of Credit”) in such form and with such Issuer Documents as may be approved by such Revolving Letter of Credit Issuer in its reasonable discretion; provided that the Borrower shall be a co-applicant, and jointly and severally liable with respect to each Revolving Letter of Credit issued for the account of such Subsidiary or such direct or indirect parent and its other Subsidiaries; provided further that Revolving Letters of Credit issued for the direct or indirect benefit of such direct or indirect parent and its other Subsidiaries other than the Borrower and its Restricted Subsidiaries shall be subject to Section 10.5 hereof. Notwithstanding anything to the contrary contained herein, no Revolving Letter of Credit Issuer shall be required to issue trade, commercial or documentary Revolving Letters of Credit under this Agreement unless it agrees to do so.

(ii) Notwithstanding the foregoing, (A) no Revolving Letter of Credit shall be issued the Stated Amount of which, when added to the Revolving Letters of Credit Outstanding in respect of all Revolving Letters of Credit at such time, would exceed the Revolving Letter of Credit Commitment then in effect; (B) no Revolving Letter of Credit shall be issued the Stated Amount of which, when added to the Revolving Letters of Credit Outstanding with respect to all Revolving Letters of Credit would cause the aggregate amount of the Revolving Credit Exposures at such time to exceed the Total Revolving Credit Commitment then in effect; (C) no Revolving Letter of Credit shall be issued (or deemed issued) by any Revolving

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Letter of Credit Issuer the Stated Amount of which, when added to the Revolving Letters of Credit Outstanding with respect to such Revolving Letter of Credit Issuer, would exceed the Specified Revolving Letter of Credit Commitment of such Revolving Letter of Credit Issuer then in effect; (D) each Revolving Letter of Credit shall have an expiration date occurring no later than the earlier of (x) one year after the date of issuance thereof, unless otherwise agreed upon by the Administrative Agent and the Revolving Letter of Credit Issuer, or if issued to replace existing Revolving Letters of Credit with a maturity of longer than one year, or as provided under Section 3.2(b) and (y) the applicable Revolving L/C Maturity Date; (E) each Revolving Letter of Credit shall be denominated in Dollars; (F) no Revolving Letter of Credit shall be issued if (i) it would be illegal under any Applicable Law for the beneficiary of the Revolving Letter of Credit to have a Revolving Letter of Credit issued in its favor or (ii) the issuance of such Revolving Letter of Credit would violate any laws binding upon the applicable Revolving Letter of Credit Issuer; (G) no Revolving Letter of Credit shall be issued after the relevant Revolving Letter of Credit Issuer has received a written notice from the Borrower or the Administrative Agent or the Required Lenders stating that a Default or an Event of Default has occurred and is continuing until such time as such Revolving Letter of Credit Issuer shall have received a written notice (x) of rescission of such notice from the party or parties originally delivering such notice, (y) of the waiver of such Default or Event of Default in accordance with the provisions of Section 13.1 or (z) that such Default or Event of Default is no longer continuing; (H) no Revolving Letter of Credit Issuer shall be obligated to issue any Revolving Letter of Credit if the expiry date of such requested Revolving Letter of Credit would occur after the Revolving Credit Termination Date, unless all the Revolving Credit Lenders have approved such expiry date or unless the Revolving Credit Lenders cease to hold a participation in, and to be obligated in any manner to reimburse or otherwise indemnify the relevant Revolving Letter of Credit Issuer for any amounts drawn under, such Revolving Letter of Credit after the Revolving Credit Termination Date and the relevant Revolving Letter of Credit Issuer has approved such expiry date.

3.2. Letter of Credit Requests.

(a) Whenever the Borrower desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the applicable Revolving Letter of Credit Issuer a Letter of Credit Request by no later than 1:00 p.m. at least two (2) (or such shorter time as may be agreed upon by the Administrative Agent and such Revolving Letter of Credit Issuer) Business Days prior to the proposed date of issuance. Each notice shall be executed by the Borrower, shall specify whether such Revolving Letter of Credit is to be a Revolving Letter of Credit and shall be in a form as agreed between the Borrower, the Administrative Agent and the applicable Revolving Letter of Credit Issuer (each a “Letter of Credit Request”).

(b) If the Borrower so requests in any applicable Letter of Credit Request, any Revolving Letter of Credit Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Revolving Letter of Credit”); provided that any such Auto-Extension Revolving Letter of Credit must permit the Revolving Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Revolving Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Revolving Letter of Credit is issued. Unless otherwise directed by a Revolving Letter of Credit Issuer, the Borrower shall not be required to make a specific request to such Revolving Letter of Credit Issuer for any such extension. Once an Auto-Extension Revolving Letter of Credit has been issued, the Borrower and the Revolving Credit Lenders shall be deemed to have authorized (but may not require) such Revolving Letter of Credit Issuer to permit the

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extension of such Revolving Letter of Credit at any time to an expiry date not later than the applicable Revolving L/C Maturity Date; provided, however, that such Revolving Letter of Credit Issuer shall not permit any such extension if (A) such Revolving Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Revolving Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) of either Sections 3.1(a) or (b), as applicable, or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Non-Extension Notice Date from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in Section 7 are not then satisfied (or waived), and in each such case directing such Revolving Letter of Credit Issuer not to permit such extension.

(c) Each Revolving Letter of Credit Issuer shall, at least once each month, provide the Administrative Agent a list of all Revolving Letters of Credit issued by it that are outstanding at such time; provided that (i) upon written request from the Administrative Agent, such Revolving Letter of Credit Issuer shall thereafter notify the Administrative Agent in writing on each Business Day of all Revolving Letters of Credit issued on the prior Business Day by such Revolving Letter of Credit Issuer and (ii) the failure of a Revolving Letter of Credit Issuer to provide such list (A) shall not result in any liability of such Revolving Letter of Credit Issuer to any Person and (B) shall not impair or otherwise affect the liability or obligation of any Credit Party in respect of any Letter of Credit.

(d) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that the applicable Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 3.1(a)(ii) or Section 3.1(b)(ii), as applicable.

3.3. Revolving Letter of Credit Participations.

(a) Immediately upon the issuance by the Revolving Letter of Credit Issuer of any Revolving Letter of Credit, the Revolving Letter of Credit Issuer shall be deemed to have sold and transferred to each Revolving Credit Lender (each such Revolving Credit Lender, in its capacity under this Section 3.3, a “Revolving L/C Participant”), and each such Revolving L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Revolving Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, in each Revolving Letter of Credit, each substitute therefor, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (each, a “Revolving L/C Participation”) pro rata based on such Revolving L/C Participant’s Revolving Credit Commitment Percentage (determined without regard to the Class of Revolving Credit Commitments held by such Lender), and any security therefor or guaranty pertaining thereto.

(b) In determining whether to pay under any Revolving Letter of Credit, the Revolving Letter of Credit Issuer shall have no obligation relative to the Revolving L/C Participants other than to confirm that (i) any documents required to be delivered under such Revolving Letter of Credit have been delivered, (ii) the Revolving Letter of Credit Issuer has examined the documents with reasonable care and (iii) the documents appear to comply on their face with the requirements of such Revolving Letter of Credit. Any action taken or omitted to be taken by the Revolving Letter of Credit Issuer under or in connection with any Revolving Letter of Credit issued by it, if taken or omitted in the absence of gross negligence, bad faith, willful misconduct or a material breach by the Revolving Letter of Credit Issuer of any Credit Document, shall not create for the Revolving Letter of Credit Issuer any resulting liability.

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(c) Whenever the Revolving Letter of Credit Issuer receives a payment in respect of an unpaid reimbursement obligation as to which the Administrative Agent has received for the account of the Revolving Letter of Credit Issuer any payments from the Revolving L/C Participants, the Revolving Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Revolving L/C Participant that has paid its Revolving Credit Commitment Percentage (determined without regard to the Class of Revolving Credit Commitments held by such Lender) of such reimbursement obligation, in Dollars and in immediately available funds, an amount equal to such Revolving L/C Participant’s share (based upon the proportionate aggregate amount originally funded by such Revolving L/C Participant to the aggregate amount funded by all Revolving L/C Participants) of the principal amount so paid in respect of such reimbursement obligation and interest thereon accruing after the purchase of the respective Revolving L/C Participations at the Overnight Rate. For the avoidance of doubt, all distributions under this Section 3.3(c) shall be made to each Lender with a Revolving Credit Commitment pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of Revolving Credit Commitments held by such Lender.

(d) The obligations of the Revolving L/C Participants to make payments to the Administrative Agent for the account of the Revolving Letter of Credit Issuer with respect to Revolving Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including under any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against a beneficiary named in a Revolving Letter of Credit, any transferee of any Revolving Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Revolving Letter of Credit Issuer, any Lender or other Person, whether in connection with this Agreement, any Revolving Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Revolving Letter of Credit);

(iii) any draft, certificate or any other document presented under any Revolving Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default;

provided, however, that no Revolving L/C Participant shall be obligated to pay to the Administrative Agent for the account of the Revolving Letter of Credit Issuer its Revolving Credit Commitment Percentage of any unreimbursed amount arising from any wrongful payment made by the Revolving Letter of Credit Issuer under a Revolving Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct by the Revolving Letter of Credit Issuer (as determined in a final non-appealable judgment of a court of competent jurisdiction).

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3.4. Agreement to Repay Letter of Credit Drawings.

(a) The Borrower hereby agrees to reimburse the applicable Revolving Letter of Credit Issuer, by making payment in Dollars to the Administrative Agent in immediately available funds, for any payment or disbursement made by such Revolving Letter of Credit Issuer under any Letter of Credit (each such amount so paid until reimbursed, an “Unpaid Drawing”) on the first (1st) Business Day following the date that such Revolving Letter of Credit Issuer provides written notice to the Borrower of such payment or disbursement (such required date for reimbursement, the “Reimbursement Date”), with interest on the amount so paid or disbursed by such Revolving Letter of Credit Issuer, from and including the date of such payment or disbursement to but excluding the Reimbursement Date, at the per annum rate for each day equal to the Overnight Rate; provided that, notwithstanding anything contained in this Agreement to the contrary, (A) unless the Borrower shall have notified the Administrative Agent and the relevant Revolving Letter of Credit Issuer prior to 10:00 a.m. on the Reimbursement Date that the Borrower intends to reimburse the relevant Revolving Letter of Credit Issuer for the amount of such drawing with funds other than the proceeds of Revolving Credit Loans, the Borrower shall be deemed to have given a Notice of Borrowing requesting that, with respect to Revolving Letters of Credit, the Lenders with Revolving Credit Commitments make Revolving Credit Loans (which shall be ABR Loans) on the Reimbursement Date in the amount of such Unpaid Drawing and (B) the Administrative Agent shall promptly notify each Revolving Credit Lender of such drawing and the amount of its Revolving Credit Loan to be made in respect thereof (without regard to the Minimum Borrowing Amount), and each Revolving L/C Participant shall be irrevocably obligated to make a Revolving Credit Loan to the Borrower in the manner deemed to have been requested in the amount of its Revolving Credit Commitment Percentage (determined without regard to the Class of Revolving Credit Commitments held by such Lender) of the applicable Unpaid Drawing by 2:00 p.m. on such Reimbursement Date by making the amount of such Revolving Credit Loan available to the Administrative Agent and the Administrative Agent shall use the proceeds of such Revolving Credit Loans solely for purpose of reimbursing the relevant Revolving Letter of Credit Issuer for the related Unpaid Drawing. For the avoidance of doubt, all Borrowings of Revolving Credit Loans under this Section 3.4(a) shall be made by each Lender with a Revolving Credit Commitment pro rata based on each such Lender’s Revolving Credit Commitment Percentage (determined without regard to Class of Revolving Credit Commitments held by such Lender).

In the event that the Borrower fails to Cash Collateralize any Revolving Letter of Credit that is outstanding on the applicable Revolving L/C Maturity Date, the full amount of the Revolving Letters of Credit Outstanding in respect of such Revolving Letter of Credit shall be deemed to be an Unpaid Drawing subject to the provisions of this Section 3.4 except that the Revolving Letter of Credit Issuer shall hold the proceeds received from the Lenders as contemplated above as cash collateral for such Revolving Letter of Credit to reimburse any Drawing under such Revolving Letter of Credit and shall use such proceeds first, to reimburse itself for any Drawings made in respect of such Revolving Letter of Credit following the applicable Revolving L/C Maturity Date, second, to the extent such Revolving Letter of Credit expires or is returned undrawn while any such cash collateral remains, to the repayment of obligations in respect of any Revolving Credit Loans that have not been paid at such time and third, to the Borrower or as otherwise directed by a court of competent jurisdiction.

(b) The obligations of the Borrower under this Section 3.4 to reimburse the Revolving Letter of Credit Issuers with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the Borrower or any other Person may have or have had against any Revolving Letter of Credit Issuer, the Administrative Agent or any Lender (including in its capacity as a Revolving L/C Participant), including any defense based upon the failure of any

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drawing under a Letter of Credit (each a “Drawing”) to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing; provided that the Borrower shall not be obligated to reimburse any Revolving Letter of Credit Issuer for any wrongful payment made by such Revolving Letter of Credit Issuer under the Letter of Credit issued by it as a result of acts or omissions constituting gross negligence, bad faith, willful misconduct or a material breach by such Revolving Letter of Credit Issuer (or any of its Related Parties) of any Credit Document, in each case, as determined in a final non-appealable judgement of a court of competent jurisdiction.

3.5. Increased Costs. If after the Closing Date, the adoption of any Applicable Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or actual compliance by a Revolving Letter of Credit Issuer or any Revolving L/C Participant with any request or directive made or adopted after the Closing Date (whether or not having the force of law), by any such authority, central bank or comparable agency shall either (a) impose, modify or make applicable any reserve, deposit, compulsory loan, insurance charge, capital adequacy, liquidity or similar requirement against letters of credit issued by any Revolving Letter of Credit Issuer, or any Revolving L/C Participant’s Revolving L/C Participation therein, or (b) impose on any Revolving Letter of Credit Issuer or any Revolving L/C Participant any other conditions or liabilities affecting its obligations under this Agreement in respect of Revolving Letters of Credit or Revolving L/C Participations therein or any Revolving Letter of Credit or such Revolving L/C Participant’s Revolving L/C Participation therein, and the result of any of the foregoing is to increase the cost to such Revolving Letter of Credit Issuer or such Revolving L/C Participant of issuing, maintaining or participating in any Revolving Letter of Credit, or to reduce the amount of any sum received or receivable by such Revolving Letter of Credit Issuer or such Revolving L/C Participant hereunder (other than any such increase or reduction attributable to (i) Indemnified Taxes and Taxes indemnifiable under Section 5.4 or (ii) Excluded Taxes) in respect of Revolving Letters of Credit or Revolving L/C Participations therein, then, promptly after receipt of written demand to the Borrower by such Revolving Letter of Credit Issuer or such Revolving L/C Participant, as the case may be (a copy of which notice shall be sent by such Revolving Letter of Credit Issuer or such Revolving L/C Participant to the Administrative Agent), the Borrower shall pay to such Revolving Letter of Credit Issuer or such Revolving L/C Participant such additional amount or amounts as will compensate such Revolving Letter of Credit Issuer or such Revolving L/C Participant for such increased cost or reduction, it being understood and agreed, however, that any Revolving Letter of Credit Issuer or a Revolving L/C Participant shall not be entitled to such compensation as a result of such Person’s compliance with, or pursuant to any request or directive to comply with, any such Applicable Law as in effect on the Closing Date. A certificate submitted to the Borrower by the relevant Revolving Letter of Credit Issuer or a Revolving L/C Participant, as the case may be (a copy of which certificate shall be sent by such Revolving Letter of Credit Issuer or such Revolving L/C Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Revolving Letter of Credit Issuer or such Revolving L/C Participant as aforesaid shall be conclusive and binding on the Borrower absent clearly demonstrable error. Notwithstanding the foregoing, no Revolving Letter of Credit Issuer or Revolving L/C Participant shall demand compensation pursuant to this Section 3.5 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities.

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3.6. New or Successor Revolving Letter of Credit Issuer.

(a) Subject to the appointment and acceptance of a successor Revolving Letter of Credit Issuer as provided in this paragraph (with the consent of the Borrower, not to be unreasonably withheld or delayed), any Revolving Letter of Credit Issuer may resign as a Revolving Letter of Credit Issuer upon 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower. The Borrower may add Revolving Letter of Credit Issuers at any time upon notice to the Administrative Agent. If a Revolving Letter of Credit Issuer shall resign or be replaced, or if the Borrower shall decide to add a new Revolving Letter of Credit Issuer under this Agreement, then the Borrower may appoint from among the Lenders a successor issuer of Revolving Letters of Credit under the applicable Credit Facility or a new Revolving Letter of Credit Issuer under the applicable Credit Facility, as the case may be, or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld, denied, conditioned or delayed), another successor or new issuer of Revolving Letters of Credit under the applicable Credit Facility, whereupon such successor issuer shall succeed to the rights, powers and duties of the replaced or resigning Revolving Letter of Credit Issuer under this Agreement and the other Credit Documents, or such new issuer of Revolving Letters of Credit shall be granted the rights, powers and duties of a Revolving Letter of Credit Issuer hereunder, and the term “Revolving Letter of Credit Issuer” shall mean such successor or include such new issuer of Revolving Letters of Credit under the applicable Credit Facility effective upon such appointment. At the time such resignation or replacement shall become effective, the Borrower shall pay to the resigning or replaced Revolving Letter of Credit Issuer all accrued and unpaid fees owing to such Revolving Letter of Credit Issuer pursuant to Section 4.1(d). The acceptance of any appointment as a Revolving Letter of Credit Issuer hereunder whether as a successor issuer or new issuer of Revolving Letters of Credit in accordance with this Agreement, shall be evidenced by an agreement entered into by such new or successor issuer of Revolving Letters of Credit, in a form satisfactory to the Borrower and the Administrative Agent and, from and after the effective date of such agreement, such new or successor issuer of Revolving Letters of Credit shall become a “Revolving Letter of Credit Issuer” hereunder. After the resignation or replacement of a Revolving Letter of Credit Issuer hereunder, the resigning or replaced Revolving Letter of Credit Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a Revolving Letter of Credit Issuer under this Agreement and the other Credit Documents with respect to Revolving Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Revolving Letters of Credit. In connection with any resignation or replacement pursuant to this clause (a) (but, in case of any such resignation, only to the extent that a successor issuer of Revolving Letters of Credit shall have been appointed), either (i) the Borrower, the resigning or replaced Revolving Letter of Credit Issuer and the successor issuer of Revolving Letters of Credit shall arrange to have any outstanding Revolving Letters of Credit issued by the resigning or replaced Revolving Letter of Credit Issuer replaced with Revolving Letters of Credit issued by the successor issuer of Revolving Letters of Credit or (ii) the Borrower shall cause the successor issuer of Revolving Letters of Credit, if such successor issuer is reasonably satisfactory to the replaced or resigning Revolving Letter of Credit Issuer, to issue “back-stop” Revolving Letters of Credit naming the resigning or replaced Revolving Letter of Credit Issuer as beneficiary for each outstanding Revolving Letter of Credit issued by the resigning or replaced Revolving Letter of Credit Issuer, which new Revolving Letters of Credit shall have a face amount equal to the Revolving Letters of Credit being back-stopped and the sole requirement for drawing on such new Revolving Letters of Credit shall be a drawing on the corresponding back-stopped Revolving Letters of Credit. After any resigning or replaced Revolving Letter of Credit Issuer’s resignation or replacement as Revolving Letter of Credit Issuer, the provisions of this Agreement relating to a Revolving Letter of Credit Issuer shall inure to its benefit as to any actions taken or omitted to be taken by it (A) while it was a Revolving Letter of Credit Issuer under this Agreement or (B) at any time with respect to Revolving Letters of Credit issued by such Revolving Letter of Credit Issuer.

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(b) To the extent that there are, at the time of any resignation or replacement as set forth in clause (a) above, any outstanding Revolving Letters of Credit, nothing herein shall be deemed to impact or impair any rights and obligations of any of the parties hereto with respect to such outstanding Revolving Letters of Credit (including, without limitation, any obligations related to the payment of Fees or the reimbursement or funding of amounts drawn), except that the Borrower, the resigning or replaced Revolving Letter of Credit Issuer and the successor issuer of Revolving Letters of Credit shall have the obligations regarding outstanding Revolving Letters of Credit described in clause (a) above.

3.7. Role of Revolving Letter of Credit Issuer. Each Lender and the Borrower agree that, in paying any Drawing under a Revolving Letter of Credit, the relevant Revolving Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Revolving Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Revolving Letter of Credit Issuers, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of any Revolving Letter of Credit Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Revolving Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Revolving Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Revolving Letter of Credit Issuers, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of any Revolving Letter of Credit Issuer shall be liable or responsible for any of the matters described in Section 3.3(d); provided that anything in such Section to the contrary notwithstanding, the Borrower may have a claim against a Revolving Letter of Credit Issuer, and such Revolving Letter of Credit Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such Revolving Letter of Credit Issuer’s willful misconduct, gross negligence, bad faith or a material breach by such Revolving Letter of Credit Issuer of any Credit Document (as determined in a final non-appealable judgment of a court of competent jurisdiction) or such Revolving Letter of Credit Issuer’s willful failure to pay under any Revolving Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Revolving Letter of Credit. In furtherance and not in limitation of the foregoing, each Revolving Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Revolving Letter of Credit Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Revolving Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

3.8. Cash Collateral.

(a) Upon the written request of the Required Revolving Credit Lenders if, as of the applicable Revolving L/C Maturity Date, (i) there are any applicable Revolving Letters of Credit Outstanding or (ii) the provisions of Section 2.16(b)(ii) are in effect, the Borrower shall promptly Cash Collateralize the applicable Revolving Letters of Credit Outstanding (determined in the case of Cash Collateral provided pursuant to clause (ii) above, after giving effect to Section 2.16(b)(i)).

(b) If any Event of Default shall occur and be continuing, the Required Revolving Credit Lenders may require that the Revolving L/C Obligations be Cash Collateralized.

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(c) For purposes of this Agreement, “Cash Collateralize” means to (i) in all cases, to the extent reasonably acceptable to the applicable Revolving Letter of Credit Issuer, to issue “back-stop” Revolving Letters of Credit naming the relevant Revolving Letter of Credit Issuer as beneficiary for each outstanding Revolving Letter of Credit issued by the relevant Revolving Letter of Credit Issuer, which new Revolving Letters of Credit shall have a face amount equal to the Revolving Letters of Credit being back-stopped and the sole requirement for drawing on such new Revolving Letters of Credit shall be a drawing on the corresponding back-stopped Revolving Letters of Credit and/or (ii) pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Revolving Letter of Credit Issuers as collateral for the Revolving L/C Obligations, cash or deposit account balances (such items in clauses (i) and (ii), “Cash Collateral”) in an amount equal to 100% of the amount of the Revolving Letters of Credit Outstanding required to be Cash Collateralized pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the Borrower and the Revolving Letter of Credit Issuers (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such terms have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Revolving Letter of Credit Issuers, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the documentation in form and substance reasonably satisfactory to the Administrative Agent, the Revolving Letter of Credit Issuers (which documents are hereby consented to by the Revolving Credit Lenders). Such cash collateral shall be maintained in blocked, interest bearing deposit accounts established by and in the name of the Administrative Agent (with the interest accruing for the benefit of the Borrower).

3.9. [Reserved].

3.10. [Reserved].

3.11. Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant Revolving Letter of Credit Issuer and the Borrower when a Revolving Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Revolving Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial letter of credit, and in each case to the extent not inconsistent with the above referred rules, the laws of the State of New York shall apply to each Revolving Letter of Credit.

3.12. Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control and any security granted pursuant to any Issuer Document shall be void.

3.13. Revolving Letters of Credit Issued for Others. Notwithstanding that a Revolving Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, the Borrower’s Subsidiaries or the direct or indirect parent of Borrower or its other Subsidiaries, the Borrower shall be obligated to reimburse the relevant Revolving Letter of Credit Issuer hereunder for any and all drawings under such Revolving Letter of Credit. The Borrower hereby acknowledges that the issuance of Revolving Letters of Credit for the account of its Subsidiaries or the direct or indirect parent of the Borrower or its other Subsidiaries, inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of its Subsidiaries or its direct or indirect parent and its other Subsidiaries.

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SECTION 4. Fees; Commitments.

4.1. Fees.

(a) The Borrower agrees to pay to the Administrative Agent in Dollars, for the account of each Revolving Credit Lender (in each case pro rata according to the respective Revolving Credit Commitments of all such Revolving Credit Lenders), a commitment fee (the “Revolving Credit Commitment Fee”) for each day from the Closing Date to, but excluding, the Revolving Credit Termination Date. The Revolving Credit Commitment Fee shall be earned, due and payable by the Borrower (x) quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December (for the three-month period (or portion thereof) ended on such day for which no payment has been received) and (y) on the Revolving Credit Termination Date (for the period ended on such date for which no payment has been received pursuant to clause (x) above). The Revolving Credit Commitment Fee shall be computed for each day during such period at a rate per annum as agreed between the Borrower and each Class of Revolving Credit Lenders on the applicable portion of the Available Revolving Commitment in effect on such day.

(b) In the event that, after the ~~Closing~~First Amendment Effective Date and prior to the six month anniversary of the ~~Closing~~First Amendment Effective Date, the Borrower (x) makes any prepayment or repayment of Initial Term Loans in connection with any Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Initial Term Loans, (I) in the case of clause (x), a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (II) in the case of clause (y), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans of non-consenting Lenders outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such amendment.

(c) The Borrower agrees to pay to the Administrative Agent in Dollars for the account of each Revolving Credit Lender pro rata on the basis of their respective Revolving Letter of Credit Exposure, a fee in respect of each Revolving Letter of Credit (the “Revolving Letter of Credit Fee”), for the period from the date of issuance of such Revolving Letter of Credit to the termination or expiration date of such Revolving Letter of Credit computed at the per annum rate for each day equal to the product of (x) the Applicable Term SOFR Margin for Revolving Credit Loans and (y) the average daily Stated Amount of such Revolving Letter of Credit. The Revolving Letter of Credit Fee shall be due and payable (I) quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December and (II) on the Revolving Credit Termination Date (for the period ended on such date for which no payment has been received pursuant to immediately preceding clause (I) above).

(d) The Borrower agrees to pay to each Revolving Letter of Credit Issuer a fee in respect of each Revolving Letter of Credit issued by it (the “Fronting Fee”), for the period from the date of issuance of such Revolving Letter of Credit to the termination date of such Revolving Letter of Credit, computed at a rate per annum as agreed in writing between the Borrower and such Revolving Letter of Credit Issuer. Such Fronting Fees shall be earned, due and payable by the Borrower (x) quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December and (y) on the later of (A) the Revolving Credit Termination Date and (B) the day on which the Revolving Letters of Credit Outstanding related to Revolving Letters of Credit issued by such Revolving Letter of Credit Issuer shall have been reduced to zero.

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(e) The Borrower agrees to pay directly to the Revolving Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment of, a Revolving Letter of Credit issued by it such amount as the Revolving Letter of Credit Issuer and the Borrower shall have agreed upon for issuances of, drawings under or amendments of, letters of credit issued by it.

(f) The Borrower agrees to pay directly to the Administrative Agent, for its own account, the administrative agent fees as separately agreed in writing.

(g) Notwithstanding the foregoing, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 4.1 (subject to Section 2.16).

4.2. Voluntary Reduction of Revolving Credit Commitments and Revolving Letter of Credit Commitments.

(a) Upon at least one (1) Business Day’s prior revocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at the Administrative Agent’s Office (which notice the Administrative Agent shall promptly transmit to each of the Revolving Credit Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to terminate or reduce the Revolving Credit Commitments in whole or in part; provided that (a) any such termination or reduction of Revolving Credit Commitments of any Class shall apply proportionately and permanently to reduce the Revolving Credit Commitments of each of the Revolving Credit Lenders of such Class, except that, notwithstanding the foregoing, the Borrower may allocate any termination or reduction of Revolving Credit Commitments in its sole discretion among the Classes of Revolving Credit Commitments as the Borrower may specify, (b) any partial reduction pursuant to this Section 4.2 shall be in the amount of at least the Minimum Borrowing Amount and (c) after giving effect to such termination or reduction and to any prepayments of the Revolving Credit Loans or cancellation or Cash Collateralization of Revolving Letters of Credit made on the date thereof in accordance with this Agreement (including pursuant to Section 5.2(b)), the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Exposures shall not exceed the Total Revolving Credit Commitment.

(b) [Reserved].

(c) Upon at least one (1) Business Day’s prior revocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent and the Revolving Letter of Credit Issuers (which notice the Administrative Agent shall promptly transmit to each of the Revolving Credit Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to terminate or reduce the Revolving Letter of Credit Commitment in whole or in part; provided that, after giving effect to such termination or reduction, (i) the Revolving Letters of Credit Outstanding with respect to all Revolving Letters of Credit, after giving effect to Cash Collateralization of Revolving Letters of Credit, shall not exceed the Revolving Letter of Credit Commitment and (ii) the Revolving Letters of Credit Outstanding with respect to each Revolving Letter of Credit Issuer shall not exceed the Specified Revolving Letter of Credit Commitment of such Revolving Letter of Credit Issuer.

4.3. Mandatory Termination or Reduction of Commitments. The Revolving Credit Commitment shall terminate at 5:00 p.m. on the Revolving Credit Termination Date. The Specified Revolving Letter of Credit Commitment of each Revolving Letter of Credit Issuer shall terminate on the Revolving L/C Maturity Date. The Initial Term Loan Commitment shall terminate in full immediately and automatically upon the funding of the Initial Term Loans on the Closing Date.

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SECTION 5. Payments.

5.1. Voluntary Prepayments. The Borrower shall have the right to prepay Term Loans and Revolving Credit Loans, without premium or penalty (other than as provided in Section ~~4.1(b)~~4.1(b) and amounts, if any, required to be paid pursuant to Section 2.11 with respect to prepayments of Term SOFR Loans made on any date other than the last day of the applicable Interest Period), in whole or in part, from time to time on the following terms and conditions: (a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office revocable written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and, in the case of Term SOFR Loans, the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 1:00 p.m. (x) one (1) Business Day prior to (in the case of ABR Loans) or (y) three (3) Business Days prior to (in the case of Term SOFR Loans) (or, in each case, such shorter time as the Administrative Agent may agree), (b) each partial prepayment of any Borrowing of Term Loans or Revolving Credit Loans shall be in a multiple of $1,000,000 and in an aggregate principal amount of at least $5,000,000; provided that no partial prepayment of Term SOFR Loans made pursuant to a single Borrowing shall reduce the outstanding Term SOFR Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for Term SOFR Loans and (c) any prepayment of Term SOFR Loans pursuant to this Section 5.1 on any day prior to the last day of an Interest Period applicable thereto shall be subject to compliance by the Borrower with the applicable provisions of Section 2.11. Each prepayment in respect of any tranche of Term Loans pursuant to this Section 5.1 shall be ~~(a)~~ applied to the Class or Classes of Term Loans in such manner ~~as the Borrower may determine and (b) in the case of Term Loans, applied to reduce Term Loan Repayment Amounts in such order~~ as the Borrower may determine. In the event that the Borrower does not specify the order in which to apply ~~prepayments of Term Loans to reduce Term Loan Repayment Amounts or~~ prepayments of Term Loans as between existing Classes of Term Loans, the Borrower shall be deemed to have elected that in the case of Term Loans, such prepayments be applied to reduce the ~~Term Loan Repayment Amounts of the~~ applicable Class of Term Loans in direct order of maturity and on a pro rata basis among the applicable Class or Classes, if a Class or Classes were specified, or among all Classes of Term Loans then outstanding, if no Class was specified. All prepayments under this Section 5.1 shall also be subject to the provisions of Section 5.2(d) or (e), as applicable. At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Loan of a Defaulting Lender.

5.2. Mandatory Prepayments.

(a) Loan Prepayments. (i) On each occasion that a Prepayment Event (other than a Debt Incurrence Prepayment Event or a New Debt Incurrence Prepayment Event) occurs, the Borrower shall, within ten (10) Business Days after the receipt of Net Cash Proceeds of such Prepayment Event (or, in the case of Deferred Net Cash Proceeds, within ten (10) Business Days after the Deferred Net Cash Proceeds Payment Date), prepay (or cause to be prepaid) (subject to Section 11.12 when applicable), in accordance with clauses (c) and (d) below, Loans in a principal amount equal to ~~100%~~the Applicable Prepayment Event Percentage of the Net Cash Proceeds from such Prepayment Event.

(ii) On each occasion that a Debt Incurrence Prepayment Event occurs, the Borrower shall, within ten (10) Business Days after the receipt of the Net Cash Proceeds from the occurrence of such Debt Incurrence Prepayment Event, prepay Loans in accordance with clauses (c) and (d) below.

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(iii) On each occasion that a New Debt Incurrence Prepayment Event occurs, the Borrower shall, within ten (10) Business Days after the receipt of the Net Cash Proceeds from the occurrence of such New Debt Incurrence Prepayment Event, (A) with respect to a New Debt Incurrence Prepayment Event resulting from the incurrence of Indebtedness pursuant to Section 10.1(y)(i) at the Borrower’s election as to the allocation of such Net Cash Proceeds as among any and all of the following Classes, (x) prepay any Class or Classes of Term Loans as selected by Borrower and/or (y) prepay, at the Borrower’s option, any Class or Classes of Revolving Credit Loans (and permanently reduce and terminate the related Revolving Credit Commitments in the amount of the Net Cash Proceeds allocated to the prepayment of such Class or Classes of Revolving Credit Loans) and (B) with respect to each other New Debt Incurrence Prepayment Event, prepay the applicable Class or Classes of Term Loans or Revolving Credit Loans that are the subject of the applicable Indebtedness causing such New Debt Incurrence Prepayment Event, in each case in a principal amount equal to 100% of the Net Cash Proceeds from such New Debt Incurrence Prepayment Event.

(b) Repayment of Revolving Credit Loans. If on any date the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Exposures (collectively, the “Aggregate Revolving Credit Outstandings”) for any reason exceeds 100% of the Total Revolving Credit Commitment then in effect, the Borrower shall, forthwith repay within one (1) Business Day of written notice thereof from the Administrative Agent, the principal amount of the Revolving Credit Loans in an amount necessary to eliminate such deficiency. If, after giving effect to the prepayment of all outstanding Revolving Credit Loans, the Aggregate Revolving Credit Outstandings exceed the Total Revolving Credit Commitment then in effect, the Borrower shall Cash Collateralize the Revolving L/C Obligations to the extent of such excess.

(c) Application to Term Loan Repayment Amounts. Each prepayment of Loans required by Section 5.2(a) (except as provided in Section 5.2(a)(iii)) shall be allocated to the Term Loans then outstanding (ratably to each Class of Term Loans (or on a less than ratable basis, if agreed to by the Lenders providing such Class of Term Loans) based on then remaining principal amounts of the respective Classes of Term Loans then outstanding) until paid in full; provided that, with respect to the Net Cash Proceeds of an Asset Sale Prepayment Event, Recovery Prepayment Event or Permitted Sale Leaseback, in each case solely to the extent with respect to any Collateral, the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase Permitted Other Debt or other Indebtedness that ranks pari passu with the Obligations (such indebtedness, “Additional Debt”) (and with such prepaid or repurchased Additional Debt permanently extinguished) constituting First Lien Obligations to the extent any applicable document governing such Additional Debt requires the issuer of such Additional Debt to prepay or make an offer to purchase or prepay such Additional Debt with the proceeds of such Prepayment Event, in each case in an amount not to exceed the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the Additional Debt constituting First Lien Obligations and with respect to which such a requirement to prepay or make an offer to purchase or prepay exists and the denominator of which is the sum of the outstanding principal amount of such Additional Debt and the outstanding principal amount of Term Loans. Each prepayment of Loans required by Section 5.2(a) shall be applied within each Class of Loans (i) ratably among the Lenders holding Loans of such Class (unless otherwise agreed by an applicable affected Lender) and (ii) to scheduled amortization payments in respect of such Loans (if any) in direct forward order of scheduled maturity thereof or as otherwise directed by the Borrower. Any prepayment of Term Loans or Revolving Credit Loans with the Net Cash Proceeds of, or in exchange for, Permitted Other Debt, Refinancing Term Loans or Replacement Term Loans pursuant to Section 5.2(a)(iii)(B) shall be applied solely to each applicable Class or Classes of Term Loans or Revolving Credit Loans being refinanced or replaced.

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(d) Application to Term Loans. With respect to each prepayment of Term Loans elected to be made by the Borrower or required pursuant to Section 5.2(a), subject to Section 11.12 when applicable, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided that the Borrower pays any amounts, if any, required to be paid pursuant to Section 2.11 with respect to prepayments of Term SOFR Loans made on any date other than the last day of the applicable Interest Period. In the absence of a Rejection Notice or a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(e) Application to Revolving Credit Loans. With respect to each prepayment of Revolving Credit Loans elected to be made by the Borrower pursuant to Section 5.1 or required by Section 5.2(a) or (b), the Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made and (ii) the Revolving Credit Loans to be prepaid; provided that (x) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (y) notwithstanding the provisions of the preceding clause (x), no prepayment made pursuant to Section 5.1 or 5.2(b) of Revolving Credit Loans shall be applied to the Revolving Credit Loans of any Defaulting Lender. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. The mandatory prepayments set forth in this Section 5.2 shall not reduce the aggregate amount of Commitments and amounts prepaid may be reborrowed in accordance with the terms hereof except as provided in Section 5.2(a)(iii).

(f) Term SOFR Interest Periods. In lieu of making any payment pursuant to this Section 5.2 in respect of any Term SOFR Loan other than on the last day of the Interest Period therefor so long as no Event of Default shall have occurred and be continuing, the Borrower at its option may deposit with the Administrative Agent an amount equal to the amount of the Term SOFR Loan to be prepaid and such Term SOFR Loan shall be repaid on the last day of the Interest Period therefor in the required amount. Such deposit shall be held by the Administrative Agent in a corporate time deposit account established on terms reasonably satisfactory to the Administrative Agent, earning interest at the then customary rate for accounts of such type. Such deposit shall constitute cash collateral for the Term SOFR Loans to be so prepaid; provided that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 5.2.

(g) Minimum Amount. ~~(i)~~ No prepayment shall be required pursuant to Section ~~5.2(a)(i)~~5.2(a)(i) in the case of any Prepayment Event yielding Net Cash Proceeds of less than ~~$5,000,000 in the aggregate and (ii) unless and until the amount at any time of Net Cash Proceeds from Prepayment Events required to be applied at or prior to such time pursuant to such Section and not yet applied at or prior to such time to prepay Term Loans pursuant to such Section exceeds (x) $10,000,000 for a single Prepayment Event or (y) $50,000,000 in the~~the greatest of (x) $15,000,000, (y) 1% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 12.50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), individually or, in an aggregate for all such Prepayment Events ~~(other than those that are either under the threshold specified in subclause (i) or over the threshold specified in subclause (ii)(x)~~) in any one Fiscal Year, at which time all such, the greatest of (x) $70,000,000, (y) 4% of Consolidated Total Assets as of the last day of the most recently

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ended Test Period (calculated on a Pro Forma Basis) and (z) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), in the aggregate; provided that any such prepayment shall only be with respect to the Net Cash Proceeds ~~referred to in this subclause (ii) with respect to such Fiscal Year shall be applied as a prepayment in accordance with this Section 5.2~~which are in excess of the thresholds set forth in this clause (g).

(h) Rejection Right. The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 5.2(a) (other than prepayments made in connection with any Debt Incurrence Prepayment Event or New Debt Incurrence Prepayment Event), in each case at least three (3) Business Days prior to the date such prepayment is required to be made (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion). Each such notice shall be revocable and specify the anticipated date of such prepayment and provide a reasonably detailed estimated calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender holding Term Loans to be prepaid in accordance with such prepayment notice of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment. Each Lender may reject all or a portion of its pro rata share of any such prepayment of Term Loans required to be made pursuant to Section 5.2(a) (other than prepayments made in connection with any Debt Incurrence Prepayment Event or New Debt Incurrence Prepayment Event) (such declined amounts, the “Declined Proceeds”) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such prepayment of Term Loans. Any Declined Proceeds remaining thereafter shall be retained by the Borrower (“Retained Declined Proceeds”).

(i) Foreign Net Cash Proceeds. Notwithstanding any other provisions of this Section 5.2, (i) to the extent that any or all of the Net Cash Proceeds from a Recovery Prepayment Event (a “Foreign Recovery Event”) of, or any Disposition by, a Restricted Foreign Subsidiary giving rise to an Asset Sale Prepayment Event are prohibited or delayed by applicable local law or material agreement (so long as not created in contemplation of such prepayment) or organizational document from being repatriated to the United States (a “Foreign Asset Sale”), such portion of the Net Cash Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 5.2 but may be retained by the applicable Restricted Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to promptly take commercially reasonable actions reasonably required by the applicable local law or material agreement to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds is permitted under the applicable local law (and in any event not later than ten (10) Business Days after such repatriation is permitted to occur) applied (net of additional taxes payable or reserved against as a result thereof) apply an amount equal thereto to the repayment of the Term Loans as required pursuant to this Section 5.2 and (ii) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Recovery Event, any Foreign Asset Sale would have an adverse tax consequence that is not de minimis (as reasonably determined by the Borrower in consultation with the Administrative Agent) with respect to such Net Cash Proceeds, such portion of the Net Cash Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 5.2 but may be retained by the applicable Restricted Foreign Subsidiary. For the avoidance of doubt, so long as an amount equal to the amount of Net Cash Proceeds required to be applied in accordance with Section 5.2(a) is applied by the Borrower, nothing in this Agreement (including this Section 5) shall be construed to require any Restricted Foreign Subsidiary to repatriate cash.

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5.3. Method and Place of Payment.

(a) Except as otherwise specifically provided in this Agreement, all payments under this Agreement shall be made by the Borrower without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto or the Revolving Letter of Credit Issuer entitled thereto, as the case may be, not later than 2:00 p.m., in each case, on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by written notice to the Borrower, it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account. All repayments or prepayments of any Loans (whether of principal, interest or otherwise) hereunder and all other payments under each Credit Document shall be made in Dollars. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. or, otherwise, on the next Business Day) like funds relating to the payment of principal or interest or fees ratably to the Lenders of each applicable Class of Loans entitled thereto.

(b) Any payments under this Agreement that are made later than 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

5.4. Net Payments.

(a) Any and all payments made by or on behalf of the Borrower or any Guarantor under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, except as required by Applicable Law (which, for purposes of this Section, shall include FATCA). If the Borrower or any Guarantor or the Administrative Agent shall be required by Applicable Law to deduct or withhold any Indemnified Taxes from such payments, then (i) the sum payable by the Borrower or any Guarantor shall be increased as necessary so that after making all such required deductions and withholdings (including such deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 5.4), the Administrative Agent, the Collateral Agent or any Lender (which term shall include each Revolving Letter of Credit Issuer for purposes of Section 5.4 and for the purposes of the definition of Excluded Taxes), as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower or such Guarantor or the Administrative Agent shall make such deductions or withholdings and (iii) the Borrower or such Guarantor or the Administrative Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with Applicable Law. Whenever any Indemnified Taxes are payable by the Borrower or such Guarantor, as promptly as possible thereafter, the Borrower or Guarantor shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Lender, acting reasonably) received by the Borrower or such Guarantor showing payment thereof.

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(b) The Borrower shall timely pay and shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender with regard to any Other Taxes (whether or not such Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority).

(c) The Borrower shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender within fifteen (15) Business Days after written demand therefor, for the full amount of any Indemnified Taxes imposed on the Administrative Agent, the Collateral Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Credit Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender, the Administrative Agent or the Collateral Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d) Any Non-U.S. Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or under any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall, to the extent it is legally able to do so, deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. A Lender’s obligation under the prior sentence shall apply only if the Borrower or the Administrative Agent has made a request for such documentation. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 5.4(d), the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.4(e)(i)-(iv), 5.4(i) and 5.4(j) below) by a Lender shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender agrees that if any form or certification it previously delivered pursuant to Sections 5.4(d), 5.4(e), 5.4(i) and 5.4(j) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Sections 5.4(d), 5.4(e), 5.4(i) and 5.4(j).

(e) Each Non-U.S. Lender with respect to any Loan made to the Borrower shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

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(i) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed copies of IRS Form W-8ECI;

(iii) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate (a “U.S. Tax Compliance Certificate”) substantially in the form of Exhibit G-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code and that no interest payments in connection with the Credit Documents are effectively connected with the Non-U.S. Lender’s conduct of a U.S. trade or business and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E;

(iv) to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; or

(v) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

If in any such case any Change in Law has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Non-U.S. Lender from duly completing and delivering any such form with respect to it, such Non-U.S. Lender shall promptly so advise the Borrower and the Administrative Agent.

(f) If any Lender, the Administrative Agent or the Collateral Agent, as applicable, determines, in its sole discretion exercised in good faith, that it has received a refund of an Indemnified Tax (including an Other Tax) for which a payment of additional amounts or indemnification payments has been made by the Borrower pursuant to this Agreement, then the Lender, the Administrative Agent or the Collateral Agent, as the case may be, shall reimburse the Borrower for such amount (net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent or the Collateral Agent, as

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the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender, the Administrative Agent or the Collateral Agent, as the case may be, determines in its sole discretion exercised in good faith to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account reasonable out-of-pocket expenses (including Taxes) imposed on the refund) than it would have been in if the payment had not been required; provided that the Borrower, upon the request of the Lender, the Administrative Agent or the Collateral Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender, the Administrative Agent or the Collateral Agent in the event the Lender, the Administrative Agent or the Collateral Agent is required to repay such refund to such Governmental Authority. A Lender, the Administrative Agent or the Collateral Agent shall claim any refund that it determines is available to it, unless it concludes in its sole discretion that it would be adversely affected by making such a claim. None of any Lender, the Administrative Agent or the Collateral Agent shall be obliged to disclose any information regarding its tax affairs or computations to any Credit Party in connection with this clause (f) or any other provision of this Section 5.4.

(g) If the Borrower determines that a reasonable basis exists for contesting a Tax, each Lender or Agent, as the case may be, shall use reasonable efforts to cooperate with the Borrower as the Borrower may reasonably request in challenging such Tax. Subject to the provisions of Section 2.12, each Lender and Agent agrees to use reasonable efforts to cooperate with the Borrower as the Borrower may reasonably request to minimize any amount payable by the Borrower or any Guarantor pursuant to this Section 5.4. The Borrower shall indemnify and hold each Lender and Agent harmless against any reasonable out-of-pocket expenses incurred by such Person in connection with any request made by the Borrower pursuant to this Section 5.4(g). Nothing in this Section 5.4(g) shall obligate any Lender or Agent to take any action that such Person, in its sole judgment, determines may result in a material detriment to such Person.

(h) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to such Lender under any Credit Document from any other source against any amount due to the Administrative Agent under this paragraph (h).

(i) Each Lender and each Agent that is a United States person under Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent two United States Internal Revenue Service Forms W-9 (or substitute or successor form), properly completed and duly executed, certifying that such Lender or Agent is exempt from United States federal backup withholding (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in such Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent and (iv) from time

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to time thereafter if reasonably requested by the Borrower or the Administrative Agent. Each Agent that is not a United States person under Section 7701(a)(30) of the Code shall deliver to the Borrower two United States Internal Revenue Service Forms W-8ECI (or substitute or successor form) with respect to any amounts payable to the Agent and two United States Internal Revenue Service Forms W-8IMY (or substitute or successor form) (certifying that it is either a “qualified intermediary” within the meaning of Section 1.1441-1(e)(5) of the United States Treasury Regulations that has assumed primary withholding obligations under the Code, including Chapters 3 and 4 of the Code, or a “U.S. branch” within the meaning of Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations that is treated as a United States person under Section 7701(a)(30) for purposes of withholding obligations under the Code) for the amounts the Agent receives for the account of others, in each case, (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in such Agent’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and (iv) from time to time thereafter if reasonably requested by the Borrower.

(j) If a payment made to any Lender would be subject to U.S. federal withholding Tax imposed under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such other documentation reasonably requested by the Administrative Agent and the Borrower as may be necessary for the Administrative Agent and the Borrower to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this subsection (j), “FATCA” shall include any amendments after the date of this Agreement.

(k) The agreements in this Section 5.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or replacement of, a Lender, termination of the Commitments, the expiration or cancellation of all Revolving Letters of Credit and the repayment, satisfaction or discharge of all of the obligations under the Credit Documents.

5.5. Computations of Interest and Fees.

(a) Except as provided in the immediately succeeding sentence, interest on Term SOFR Loans and ABR Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest on ABR Loans in respect of which the rate of interest is calculated on the basis of the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal as the “U.S. prime rate” and interest on overdue interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

(b) Fees and the average daily Stated Amount of Revolving Letters of Credit shall be calculated on the basis of a 360-day year for the actual days elapsed.

5.6. Limit on Rate of Interest.

(a) No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, the Borrower shall not be obligated to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

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(b) Payment at Highest Lawful Rate. If the Borrower is not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), the Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules and regulations.

(c) Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Credit Documents would obligate the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any Applicable Law, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by the Borrower to the affected Lender under Section 2.8.

(d) Spreading. In determining whether the interest hereunder is in excess of the amount or rate permitted under or consistent with any Applicable Law, the total amount of interest shall be spread throughout the entire term of this Agreement until its payment in full.

(e) Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from the Borrower an amount in excess of the maximum permitted by any Applicable Law, then the Borrower shall be entitled, by notice in writing to the Administrative Agent to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to the Borrower.

SECTION 6. Conditions Precedent to Effectiveness.

The effectiveness of this Agreement and the obligation of each Lender to make Initial Term Loans on the Closing Date is subject to the satisfaction of the conditions precedent set forth in this Section 6.

6.1. Credit Documents. The Administrative Agent shall have received (a) this Agreement, executed and delivered by an Authorized Officer of each Credit Party as of the Closing Date, (b) the Guarantee, executed and delivered by an Authorized Officer of each Guarantor as of the Closing Date, (c) the Pledge Agreement, executed and delivered by an Authorized Officer of each pledgor party thereto as of the Closing Date, (d) the Security Agreement, executed and delivered by an Authorized Officer of each grantor party thereto as of the Closing Date, (e) the Intercompany Subordinated Note, executed and delivered by an Authorized Officer of the Borrower and each of its Restricted Subsidiaries and (f) each other customary security document, in each case, duly authorized, executed and delivered by the applicable parties thereto and related items to the extent necessary to create and perfect (or continue the perfection) of the security interests in the Collateral.

6.2. Collateral.

(a) All outstanding Stock of each Subsidiary of the Borrower directly owned by the Borrower or any Subsidiary Guarantor, in each case, as of the Closing Date, shall have been pledged pursuant to the Pledge Agreement (except that such Credit Parties shall not be required to pledge any Excluded Stock and Stock Equivalents) and the Collateral Agent shall have received all certificates, if any, representing such securities pledged under the Pledge Agreement, accompanied by instruments of transfer and undated stock powers endorsed in blank.

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(b) All Indebtedness of the Borrower and each Subsidiary of the Borrower that is owing to the Borrower or a Subsidiary Guarantor shall, to the extent exceeding $10,000,000 in aggregate principal amount, be evidenced by one or more global promissory notes and shall have been pledged pursuant to the Pledge Agreement, and the Collateral Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank.

(c) All documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements, reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Security Document to be executed on the Closing Date and to perfect such Liens to the extent required by, and with the priority required by, such Security Document shall have been delivered to the Collateral Agent in proper form for filing, registration or recording and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Liens permitted hereunder.

(d) Holdings and the Borrower shall deliver to the Collateral Agent a completed Perfection Certificate, executed and delivered by an Authorized Officer of the Borrower, together with all attachments contemplated thereby.

(e) The Administrative Agent shall have received (i) searches of Uniform Commercial Code filings or analogous public filings in the jurisdiction of incorporation or formation, as applicable, of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Collateral Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions, (ii) tax lien, judgment and bankruptcy searches and (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Lenders in order to perfect the Collateral Agent’s security interest in the intellectual property.

Notwithstanding anything to the contrary herein, with respect to any security documents relating to real property to the extent constituting Collateral, the Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be required to grant and perfect such security interests, on or prior to the date that is 120 days after the Closing Date or such longer period of time as may be agreed to by the Collateral Agent in its sole discretion.

6.3. Legal Opinions. The Administrative Agent shall have received an executed customary legal opinion of Sidley Austin LLP, special New York counsel to the Credit Parties. The Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion.

6.4. Closing Certificates. The Administrative Agent shall have received a certificate of the Credit Parties, dated the Closing Date, in respect of the conditions set forth in Sections 6.7, 6.8 and 6.9, substantially in the form of Exhibit D, with appropriate insertions, executed by an Authorized Officer of each Credit Party, and attaching the documents referred to in Section 6.5.

6.5. Authorization of Proceedings of Each Credit Party. The Administrative Agent shall have received (a) a copy of the resolutions of the board of directors, other managers or general partner of each Credit Party (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of the Credit Documents referred to in Section 6.1 (and any agreements relating thereto) to which it is a party and (ii) in the case of the Borrower, the extensions of credit contemplated hereunder, (b) true and complete copies of the incumbency certification and the Organizational Documents of each Credit Party as of the Closing Date, and (c) good standing certificates (to the extent such concept exists in the relevant jurisdiction of organization) of the Borrower and the Guarantors.

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6.6. Fees. All fees required to be paid on the Closing Date pursuant to this Agreement (or as separately agreed in writing with any Lender and/or Joint Lead Arranger) and all reasonable and documented out-of-pocket expenses required to be paid on the Closing Date pursuant to this Agreement, in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Closing Date, shall have been paid, or shall be paid substantially concurrently with, the initial Borrowings hereunder.

6.7. Representations and Warranties. All representations and warranties set forth in this Agreement and the other Credit Documents shall be true and correct in all material respects (or, if already qualified by materiality, in all respects) on the Closing Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects (or, if already qualified by materiality, in all respects) as of such earlier date).

6.8. Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2022.

6.9. No Default or Event of Default. On the Closing Date (both immediately before and after giving effect to the Transactions), no Default or Event of Default shall have occurred and be continuing.

6.10. Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing, substantially in the form of Exhibit A with appropriate insertions, executed by an Authorized Officer of the Borrower.

6.11. [Reserved].

6.12. Solvency Certificate. On the Closing Date, the Administrative Agent shall have received a customary solvency certificate from the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

6.13. Patriot Act. The Administrative Agent shall have received (at least three (3) Business Days prior to the Closing Date) all documentation and other information about the Credit Parties as has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date by the Administrative Agent or the Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

6.14. Guarantor Releases. The Borrower shall have obtained the release of the Borrower and each of the Subsidiary Guarantors from their guarantee obligations, and (to the extent applicable) the release of any liens granted by such Persons to secure such guarantee obligations, in each case under that certain Credit Agreement, dated as of October 3, 2016 (as amended, restated, amended and restated, supplemented and/or otherwise modified on or prior to the Closing Date), among Vistra Intermediate Company LLC, Vistra Operations Company LLC (“Vistra Ops”), the lenders and letter of credit issuers party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as administrative agent and as collateral agent (the “Vistra Ops Credit Agreement”) and any other First Lien Debt (as such term is defined in the Collateral Trust Agreement (as defined in the Vistra Ops Credit Agreement)) and/or any unsecured indenture of Vistra Ops that ranks pari passu in right of payment with the obligations under the Vistra Ops Credit Agreement, in each case, such releases to be in form and substance reasonably acceptable to the Collateral Agent.

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SECTION 7. Conditions Precedent to All Credit Events After the Closing Date.

The agreement of each Lender to make any Revolving Credit Loan requested to be made by it on any date (excluding Revolving Credit Loans required to be made by the Revolving Credit Lenders in respect of Unpaid Drawings pursuant to Section 3.4), and the obligation of any Revolving Letter of Credit Issuer to issue Revolving Letters of Credit on any date, is subject to the satisfaction or waiver of the conditions precedent set forth in the following Sections 7.1 and 7.2, provided that the conditions precedent set forth in Section 7.1 shall not be required to be satisfied with respect to the Borrowings on the Closing Date:

7.1. No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (other than any Credit Event on the Closing Date) (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

7.2. Notice of Borrowing.

(a) Prior to the making of each Revolving Credit Loan (other than any Revolving Credit Loan made pursuant to Section 3.4(a)), the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3.

(b) Prior to the issuance of each Revolving Letter of Credit, the Administrative Agent and the applicable Revolving Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 3.2(a).

The acceptance of the benefits of each Credit Event in respect of Revolving Credit Loans and each Revolving Letter of Credit shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified in this Section 7 have been satisfied or waived as of that time to the extent required by this Section 7.

SECTION 8. Representations, Warranties and Agreements.

In order to induce the Lenders and the Revolving Letter of Credit Issuers to enter into this Agreement, to make the Loans and issue or participate in Revolving Letters of Credit as provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lenders and the Revolving Letter of Credit Issuers, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Revolving Letters of Credit:

8.1. Corporate Status; Compliance with Laws. Each of the Borrower and each Material Subsidiary of the Borrower that is a Restricted Subsidiary (a) is a duly organized and validly existing corporation or other entity in good standing (as applicable) under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged, except as would not reasonably be expected to result in a Material Adverse Effect, (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect and (c) is in compliance with all Applicable Laws, except to the extent that the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

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8.2. Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document, assuming due authorization, execution and delivery by the other parties thereto constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Credit Parties in favor of the Collateral Agent (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code).

8.3. No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor the compliance with the terms and provisions thereof nor the consummation of the financing transactions contemplated hereby and thereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect and assuming the receipt of any FERC and Nuclear Regulatory Commission approvals required in connection with an exercise of remedies, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of any Credit Party.

8.4. Litigation. Except as set forth on Schedule 8.4, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened in writing with respect to the Borrower or any of the Restricted Subsidiaries that have a reasonable likelihood of adverse determination and such determination could reasonably be expected to result in a Material Adverse Effect.

8.5. Margin Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board.

8.6. Governmental Approvals. The execution, delivery and performance of the Credit Documents does not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (iii) such FERC and Nuclear Regulatory Commission approvals and filings as may be required in connection with an exercise of remedies and (iv) such licenses, authorizations, consents, approvals, registrations, filings or other actions the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

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8.7. Investment Company Act. None of the Credit Parties is an “investment company” within the meaning of, and subject to registration under, the Investment Company Act of 1940, as amended.

8.8. True and Complete Disclosure.

(a) None of the written factual information and written data (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower, any of the Subsidiaries of the Borrower or any of their respective authorized representatives to the Administrative Agent, any Joint Lead Arranger and/or any Lender on or before the Closing Date (including all such information and data contained in the Credit Documents) regarding the Borrower and its Restricted Subsidiaries in connection with the Transactions for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement of any material fact or omitted to state any material fact necessary to make such information and data (taken as a whole) not materially misleading at such time in light of the circumstances under which such information or data was furnished, it being understood and agreed that for purposes of this Section 8.8(a), such factual information and data shall not include projections or estimates (including financial estimates, forecasts, pro forma financial information, budgets, and other forward-looking information), other forward-looking information or statements regarding future conditions or operations, or information of a general economic or general industry nature.

(b) The projections contained in the Lender Presentation are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Agents, Joint Lead Arrangers and the Lenders that such projections, forward-looking statements, estimates and pro forma financial information are not to be viewed as facts or a guarantee of performance, and are subject to material contingencies and assumptions, many of which are beyond the control of the Credit Parties, and that actual results during the period or periods covered by any such projections, forward-looking statements, estimates and pro forma financial information may differ materially from the projected results.

8.9. No Material Adverse Effect. There has been no Material Adverse Effect since December 31, ~~2022~~2023.

8.10. Tax Matters. Except where the failure of which could not be reasonably expected to have a Material Adverse Effect, (a) each of the Borrower and each of the Restricted Subsidiaries has filed all federal income Tax returns and all other Tax returns, domestic and foreign, required to be filed by it (after giving effect to all applicable extensions) and has paid all material Taxes payable by it that have become due (whether or not shown on such Tax return), other than those (i) not yet delinquent or (ii) contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP, (b) each of the Borrower and each of the Restricted Subsidiaries has provided adequate reserves in accordance with GAAP for the payment of, all federal, state, provincial and foreign Taxes not yet due and payable, and (c) each of the Borrower and each of the Restricted Subsidiaries has satisfied all of its Tax withholding obligations.

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8.11. Compliance with ERISA.

(a) Each Employee Benefit Plan is in compliance with ERISA, the Code and any Applicable Law; no Reportable Event has occurred (or is reasonably likely to occur) with respect to any Benefit Plan; no Multiemployer Plan is Insolvent or in reorganization (or is reasonably likely to be Insolvent or in reorganization), and no written notice of any such insolvency or reorganization has been given to the Borrower or any ERISA Affiliate; no Benefit Plan has an accumulated or waived funding deficiency (or is reasonably likely to have such a deficiency); on and after the effectiveness of the Pension Act, each Benefit Plan has satisfied the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Benefit Plan, and there has been no determination that any such Benefit Plan is, or is expected to be, in “at risk” status (within the meaning of Section 4010(d)(2) of ERISA); none of the Borrower or any ERISA Affiliate has incurred (or is reasonably likely to incur) any liability to or on account of a Benefit Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or to reorganize any Benefit Plan or to appoint a trustee to administer any Benefit Plan, and no written notice of any such proceedings has been given to the Borrower or any ERISA Affiliate; and no Lien imposed under the Code or ERISA on the assets of the Borrower or any ERISA Affiliate exists (or is reasonably likely to exist) nor has the Borrower or any ERISA Affiliate been notified in writing that such a Lien will be imposed on the assets of the Borrower or any ERISA Affiliate on account of any Benefit Plan, except to the extent that a breach of any of the representations, warranties or agreements in this Section 8.11(a) would not result, individually or in the aggregate, in an amount of liability that would be reasonably likely to have a Material Adverse Effect. No Benefit Plan has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 8.11(a), be reasonably likely to have a Material Adverse Effect. With respect to Benefit Plans that are Multiemployer Plans, the representations and warranties in this Section 8.11(a), other than any made with respect to (i) liability under Section 4201 or 4204 of ERISA or (ii) liability for termination or reorganization of such Multiemployer Plans under ERISA, are made to the best knowledge of the Borrower.

(b) All Foreign Plans are in compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and Applicable Law, except for any failure to so comply, establish, administer or operate the Foreign Plans as would not reasonably be expected to have a Material Adverse Effect. All contributions or other payments which are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8.12. Subsidiaries. Schedule 8.12 lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein), in each case existing on the Closing Date (after giving effect to the Transactions). Each Material Subsidiary as of the Closing Date has been so designated on Schedule 8.12.

8.13. Intellectual Property. Each of the Borrower and the Restricted Subsidiaries has good and marketable title to, or a valid license or right to use, all patents, trademarks, servicemarks, trade names, copyrights and all applications therefor and licenses thereof, and all other intellectual property rights, free and clear of all Liens (other than Liens permitted by Section 10.2), that are necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such title, license or rights could not reasonably be expected to have a Material Adverse Effect.

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8.14. Environmental Laws. Except as could not reasonably be expected to have a Material Adverse Effect: (a) the Borrower and the Restricted Subsidiaries and all Real Estate are in compliance with all Environmental Laws; (b) the Borrower and the Restricted Subsidiaries have, and have timely applied for renewal of, all permits required under Environmental Law to construct and operate their facilities as currently constructed; (c) except as set forth on Schedule 8.14, neither the Borrower nor any Restricted Subsidiary is subject to any pending or, to the knowledge of the Borrower, threatened Environmental Claim or any other liability under any Environmental Law, including any such Environmental Claim, or, to the knowledge of the Borrower, any other liability under Environmental Law related to, or resulting from the business or operations of any predecessor in interest of any of them; (d) none of the Borrower or any Restricted Subsidiary is conducting or financing or, to the knowledge of the Borrower, is required to conduct or finance, any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; (e) to the knowledge of the Borrower, no Hazardous Materials have been released into the environment at, on or under any Real Estate currently owned or leased by the Borrower or any Restricted Subsidiary and (f) neither the Borrower nor any Restricted Subsidiary has treated, stored, transported, released, disposed or arranged for disposal or transport for disposal of Hazardous Materials at, on, under or from any currently or, to the knowledge of the Borrower, formerly owned or leased Real Estate or facility. Except as provided in this Section 8.14, the Borrower and the Restricted Subsidiaries make no other representations or warranties regarding Environmental Laws.

8.15. Properties. Except as set forth on Schedule 8.15, the Borrower and the Restricted Subsidiaries have good title to or valid leasehold or easement interests or other license or use rights in all properties that are necessary for the operation of their respective businesses as currently conducted, free and clear of all Liens (other than any Liens permitted by this Agreement) and except where the failure to have such good title, leasehold or easement interests or other license or use rights could not reasonably be expected to have a Material Adverse Effect.

8.16. Solvency. On the Closing Date, after giving effect to the Transactions, immediately following the making of each Loan on such date and after giving effect to the application of the proceeds of such Loans, the Borrower on a consolidated basis with its Subsidiaries will be Solvent.

8.17. Security Interests. Subject to the qualifications set forth in Section 6.2 and the terms, conditions and provisions of any applicable intercreditor agreement then in effect, with respect to each Credit Party, the Security Documents, taken as a whole, are effective to create in favor of the Collateral Agent, for the benefit of the applicable Secured Parties, a legal, valid and enforceable first priority security interest (subject to Liens permitted hereunder) in the Collateral described therein and proceeds thereof, in each case, to the extent required under the Security Documents, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. In the case of (i) the Stock described in the Pledge Agreement that is in the form of securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8-102(a)(15) of the New York UCC (“Certificated Securities”), when certificates representing such Stock are delivered to the Collateral Agent along with instruments of transfer in blank or endorsed to the Collateral Agent, (ii) all other Collateral constituting personal property described in the Security Agreement, when financing statements and other required filings, recordings, agreements and actions in appropriate form are executed and delivered, performed, recorded or filed in the appropriate offices, and (iii) all Collateral constituting Real Estate described in the Mortgages, when such Mortgages are filed or recorded in the proper real estate filing or recording offices and all relevant mortgage taxes and recording charges are duly paid, as the case may be, the Collateral Agent, for the benefit of the applicable Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document and the proceeds thereof (to the extent such Liens may be perfected by possession of the Certificated Securities by the Collateral Agent or such filings, agreements or other actions or perfection is otherwise required by the terms of any Credit Document), in each case, to the extent required under the Security Documents, as security for the Obligations, in each case prior and superior in right to any other Lien (except, in the case of Liens permitted hereunder).

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8.18. Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened in writing; and (b) hours worked by and payment made for such work to employees of the Borrower and each Restricted Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters.

8.19. Sanctioned Persons; Anti-Corruption Laws; Patriot Act; Beneficial Ownership. None of the Borrower or any of its Subsidiaries or any of their respective directors or officers is (i) subject to any economic embargoes or similar sanctions administered or enforced by the U.S. Department of State or the U.S. Department of Treasury (including the Office of Foreign Assets Control), the United Nations Security Council, the European Union, His Majesty’s Treasury or any other applicable sanctions authority (collectively, “Sanctions”, and the associated laws, rules, regulations and orders, collectively, “Sanctions Laws”) or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic and the non-government controlled Zaporizhzhia and Kherson regions of Ukraine). Each of the Borrower and its Subsidiaries and their respective officers and directors is in compliance, in all material respects, with (i) all Sanctions Laws, (ii) the United States Foreign Corrupt Practices Act of 1977, as amended, and any other applicable anti-bribery or anti-corruption laws, rules, regulations and orders (collectively, “Anti-Corruption Laws”) and (iii) the Patriot Act and any other applicable anti-terrorism and anti-money laundering laws, rules, regulations and orders. No part of the proceeds of the Loans or Revolving Letters of Credit will be used, directly or indirectly, (A) for the purpose of financing any activities or business of or with any Person or in any country or territory that at such time is the subject of any Sanctions in a manner that would result in a violation of applicable Sanctions by any party to this Agreement or (B) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation in any material respect of any Anti-Corruption Law. As of the Closing Date, the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. § 1010.230(e)(2) and the applicable exclusion is 31 C.F.R. § 1020.315(b)(5).

8.20. Use of Proceeds The Borrower will use the proceeds of the Loans in accordance with Section 9.13 of this Agreement.

8.21. Energy and Regulatory Matters. Each of the Borrower and its Restricted Subsidiaries (a) to the extent any such entity is a “public utility” under the FPA, such entity has obtained blanket authority from FERC to issue securities and assume liabilities pursuant to Section 204 of the FPA or is otherwise subject to exemption from FERC prior-authorization requirements with respect to such activities and (b) with respect to any such entity that is a “public-utility company” under PUHCA, (i) is an “exempt wholesale generator” under PUHCA, (ii) owns and/or operates a “qualifying facility” under the Public Utility Regulatory Policies Act of 1978 or (iii) would not otherwise cause an affiliated “holding company,” as defined in PUHCA, to become subject to, or not exempt from, federal access-to-books-and-records requirements under PUHCA.

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SECTION 9. Affirmative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date (immediately after giving effect to the Transactions) and thereafter, until the Total Commitments and all Revolving Letters of Credit have terminated (unless such Revolving Letters of Credit have been Cash Collateralized, Backstopped or otherwise collateralized on terms and conditions reasonably satisfactory to the applicable Revolving Letter of Credit Issuer following the termination of the Revolving Credit Commitments) and the Loans and Unpaid Drawings, together with interest, fees and all other Obligations (other than Hedging Obligations under Secured Hedging Agreements, Cash Management Obligations under Secured Cash Management Agreements or Contingent Obligations), are paid in full:

9.1. Information Covenants. The Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(a) Annual Financial Statements. On or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 150 days after the end of each Fiscal Year), beginning with the Fiscal Year ending December 31, 2024, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of operations and cash flows for such Fiscal Year, setting forth comparative consolidated figures for the preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP in all material respects and, in each case, except with respect to any such reconciliation, certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Borrower and its consolidated Subsidiaries as a going concern (other than any exception or qualification that is a result of (x) a current maturity date of any Indebtedness or (y) any actual or prospective default of a financial maintenance covenant), all of which shall be certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries (or an indirect parent of the Borrower and its consolidated Subsidiaries, as the case may be) in accordance with GAAP in all material respects, subject to changes resulting from audit, normal year-end audit adjustments and absence of footnotes.

(b) Quarterly Financial Statements. On or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each Fiscal Year of the Borrower (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 105 days after the end of the quarterly accounting periods ending March 31, 2024, June 30, 2024 and September 30, 2024 and within 90 days after the end of each quarterly accounting period ending thereafter for the first three fiscal quarters of every Fiscal Year), the consolidated balance sheets of the Borrower and its consolidated Subsidiaries, in each case, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior Fiscal Year or, in the case of such consolidated balance

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sheet, for the last day of the prior Fiscal Year, all of which shall be certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries (or a direct or an indirect parent of the Borrower and its consolidated Subsidiaries, as the case may be) in accordance with GAAP in all material respects, subject to changes resulting from audit, normal year-end audit adjustments and absence of footnotes.

(c) Officer’s Certificates. Within five (5) Business Days of the delivery of the financial statements provided for in Section 9.1(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth a specification of any change in the identity of the Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Project Subsidiaries as at the end of such Fiscal Year or period, as the case may be, from the Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Project Subsidiaries, respectively, provided to the Lenders on the Closing Date or the most recent Fiscal Year or period, as the case may be (including calculations in reasonable detail of any amount added back to Consolidated EBITDA pursuant to clause (a)(xii), clause (a)(xiii) and any amount excluded from Consolidated Net Income pursuant to clause (k) of the definition thereof). Within five (5) Business Days of the delivery of the financial statements provided for in Section 9.1(a), a certificate of an Authorized Officer of the Borrower setting forth in reasonable detail the Applicable Amount and the Applicable Equity Amount as at the end of the Fiscal Year to which such financial statements relate.

(d) Notice of Default; Litigation; ERISA Event. Promptly after an Authorized Officer of the Borrower or any Restricted Subsidiary obtains knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation, regulatory or governmental proceeding pending against the Borrower or any Restricted Subsidiary that has a reasonable likelihood of adverse determination and such determination could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect and (iii) the occurrence of any ERISA Event that would reasonably be expected to result in a Material Adverse Effect.

(e) Other Information. Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Borrower or any Restricted Subsidiary (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8) (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement).

(f) Requested Information. With reasonable promptness, following the reasonable request of the Administrative Agent, such other information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time; provided that, notwithstanding anything to the contrary in this Section 9.1(f), none of the Borrower or any of its Restricted Subsidiaries will be required to provide any such other information pursuant to this Section 9.1(f) to the extent that (i) the provision thereof would violate any attorney client privilege (as reasonably determined by counsel (internal or external) to the Credit Parties), law, rule or regulation, or any contractual obligation of confidentiality binding on the Credit Parties or their respective affiliates (so long as not entered into in contemplation hereof) or (ii) such information constitutes attorney work product (as reasonably determined by counsel (internal or external) to the Credit Parties).

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Notwithstanding the foregoing, the obligations in clauses (a), (b) and (e) of this Section 9.1 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 8-K, 10-K or 10-Q, as applicable, filed with the SEC; provided that, to the extent such information relates to a direct or indirect parent of the Borrower, such information is accompanied by consolidating or other information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Borrower and its consolidated Restricted Subsidiaries on a standalone basis, on the other hand. Documents required to be delivered pursuant to clauses (a), (b) and (e) of this Section 9.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website as notified to the Administrative Agent; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, or filed with the SEC, and available in EDGAR (or any successor) to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).

9.2. Books, Records and Inspections.

(a) The Borrower will, and will cause each Restricted Subsidiary to, permit officers and designated representatives of the Administrative Agent or the Required Lenders (as accompanied by the Administrative Agent) to visit and inspect any of the properties or assets of the Borrower or such Restricted Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the books and records of the Borrower and any such Restricted Subsidiary and discuss the affairs, finances and accounts of the Borrower and of any such Restricted Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or Required Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default (a) only the Administrative Agent, whether on its own or in conjunction with the Required Lenders, may exercise rights of the Administrative Agent and the Lenders under this Section 9.2, (b) the Administrative Agent shall not exercise such rights more than one time in any calendar year and (c) only one such visit shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) or any representative of any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Required Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 9.2, neither the Borrower nor any Restricted Subsidiary will be required under this Section 9.2 to disclose or permit the inspection or discussion of any document, information or other matter to the extent that such action would violate any attorney-client privilege (as reasonably determined by counsel (internal or external) to the Credit Parties), law, rule or regulation, or any contractual obligation of confidentiality (not created in contemplation thereof) binding on the Credit Parties or their respective affiliates or constituting attorney work product (as reasonably determined by counsel (internal or external) to the Credit Parties).

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(b) The Borrower will, and will cause each Restricted Subsidiary to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity, in all material respects, with GAAP shall be made of all material financial transactions and matters involving the assets of the business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that any Restricted Subsidiary may maintain its individual books and records in conformity with local standards or customs and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).

9.3. Maintenance of Insurance. The Borrower will, and will cause each Material Subsidiary that is a Restricted Subsidiary to (a) at all times maintain in full force and effect, pursuant to self-insurance arrangements or with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower, as applicable) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of management of the Borrower, as applicable) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of management of the Borrower, as applicable) is reasonable and prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis and (b) furnish to the Administrative Agent, upon written reasonable request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried, provided, however, that for so long as no Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to make such request only once in any calendar year. With respect to each Mortgaged Property, obtain flood insurance in such total amount as is required under the Flood Laws, if at any time the area in which any improvements located on any Mortgaged Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the Flood Laws.

9.4. Payment of Taxes. The Borrower will pay and discharge, and will cause each of the Restricted Subsidiaries to pay and discharge, all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims in respect of any Taxes imposed, assessed or levied that, if unpaid, could reasonably be expected to become a material Lien upon any properties of the Borrower or any Restricted Subsidiary of the Borrower; provided that neither the Borrower nor any such Restricted Subsidiary shall be required to pay any such Tax or claim (i) that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower) with respect thereto in accordance with GAAP or (ii) with respect to which the failure to pay could not reasonably be expected to result in a Material Adverse Effect.

9.5. Consolidated Corporate Franchises. The Borrower will do, and will cause each Material Subsidiary that is a Restricted Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, corporate rights and authority, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and the Restricted Subsidiaries may consummate any transaction otherwise permitted hereby, including under Section 10.2, 10.3, 10.4 or 10.5.

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9.6. Compliance with Statutes, Regulations, Etc. The Borrower will, and will cause each Restricted Subsidiary to, comply with all Applicable Laws applicable to it or its property, including all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

9.7. [Reserved].

9.8. Maintenance of Properties. The Borrower will, and will cause the Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition (ordinary wear and tear, casualty and condemnation excepted), except to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect.

9.9. [Reserved].

9.10. End of Fiscal Years. The Borrower will, for financial reporting purposes, cause each of its, and the Restricted Subsidiaries’ fiscal years to end on December 31 of each year (each a “Fiscal Year”); provided, however, that the Borrower may, upon written notice to the Administrative Agent change the Fiscal Year with the prior written consent of the Administrative Agent (not to be unreasonably withheld, conditioned, delayed or denied), in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

9.11. Additional Guarantors and Grantors. Subject to any applicable limitations set forth in the Guarantee, the Security Documents or any applicable intercreditor agreement and this Agreement (including Section 9.14), the Borrower will cause each direct or indirect Wholly Owned Domestic Subsidiary of the Borrower (excluding any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date and each other Domestic Subsidiary of the Borrower that ceases to constitute an Excluded Subsidiary to, within 60 days from the date of such formation, acquisition or cessation (which in the case of any Excluded Subsidiary shall commence on the date of delivery of the certificate required by Section 9.1(c)), as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion), execute (A) a supplement to each of the Guarantee, the Pledge Agreement and the Security Agreement in order to become a Guarantor under such Guarantee, a pledgor under the Pledge Agreement and a grantor under such Security Agreement and (B) a joinder to the Intercompany Subordinated Note.

9.12. Pledge of Additional Stock and Evidence of Indebtedness. Subject to any applicable limitations set forth in the Security Documents and any applicable intercreditor agreement, and other than (x) when in the reasonable determination of the Administrative Agent and the Borrower (as agreed to in writing), the cost, burden or other consequences of doing so would be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) to the extent doing so could result in adverse tax or regulatory consequences (that are not de minimis) as reasonably determined by the Borrower, the Borrower will promptly notify the Administrative Agent in writing of any Stock or Stock Equivalents constituting Collateral and issued or otherwise purchased or acquired after the Closing Date and of any Indebtedness in excess of $50,000,000 that is owing to the Borrower or any Subsidiary Guarantor (or Person required to become a Subsidiary Guarantor pursuant to Section 9.11) incurred (individually or in a series of related transactions) after the Closing Date and, in each case, if required pursuant to the Security Documents or reasonably requested by the Administrative Agent, will pledge, and, if applicable, will cause each other Subsidiary Guarantor (or Person required to become a Subsidiary Guarantor pursuant to Section 9.11), to pledge to the Collateral Agent for the benefit of the Secured Parties (in each case, excluding Excluded Property), (i) all such Stock and Stock Equivalents, pursuant to a Pledge Agreement or supplement thereto, and (ii) all evidences of such Indebtedness, pursuant to a Pledge Agreement or supplement thereto.

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9.13. Use of Proceeds. The Borrower will use the proceeds of the Initial Term Loans (x) to consummate the Transactions and to pay the Transaction Expenses, (y) to finance the consideration for the acquisition of the initial projects owned by the Credit Parties or, if applicable, the Stock of the Persons owning such projects, from one or more of the Borrower’s direct or indirect parent companies and (z) for working capital, capital expenditures and general corporate purposes (including other acquisitions, Investments, distributions of the net cash proceeds of the Initial Term Loans to the Borrower’s direct or indirect parent companies and other transactions), in each case, to the extent not prohibited by this Agreement.

9.14. Further Assurances.

(a) Subject to the applicable limitations set forth in this Agreement (including Sections 9.11 and 9.12) and the Security Documents and any applicable intercreditor agreement, the Borrower will, and will cause each other Credit Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents) that may be required under any Applicable Law, or that the Collateral Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the applicable Security Documents, all at the expense of the Borrower and the Restricted Subsidiaries.

(b) Subject to any applicable limitations set forth in the Security Documents (including in any Mortgage), if any assets (including any owned Real Estate or improvements thereto constituting Collateral with a book value in excess of $50,000,000 (determined at the time of acquisition or contribution thereof)) are acquired by, or contributed to, the Borrower or any Subsidiary Guarantor after the Closing Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of any Security Document upon acquisition thereof or assets subject to a Lien granted pursuant to Section 10.2(d) or 10.2(g)) that are of the nature secured by any Security Document, the Borrower will promptly notify the Collateral Agent (who shall thereafter notify the Lenders) thereof and, if requested by the Collateral Agent, will cause such assets to be subjected to a Lien securing the applicable Obligations and will take, and cause the other Credit Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent, as soon as commercially reasonable but in no event later than 120 days after the date of such acquisition or contribution, unless extended by the Collateral Agent in its reasonable discretion, to grant and perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in paragraph (a) of this Section, all at the expense of the Credit Parties.

(c) Any Mortgage delivered to the Collateral Agent in accordance with the preceding clause (b) shall be accompanied by those items set forth in clause (d) that are customary for the type of assets covered by such Mortgage. Any items that are customary for the type of assets covered by such Mortgage may be delivered within a commercially reasonable period of time after the delivery of a Mortgage if they are not reasonably available at the time the Mortgage is delivered.

(d) With respect to any Mortgaged Property, within 120 days after the date of such acquisition or contribution, unless extended by the Collateral Agent in its reasonable discretion, the Borrower will deliver, or cause to be delivered, to the Collateral Agent (i) a Mortgage with respect to each Mortgaged Property, executed by a duly authorized officer of each obligor party thereto, (ii) a policy or policies of title insurance issued by the Title Company insuring the Lien of each such

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Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by Section 10.2 or consented to in writing (including via email) by the Collateral Agent, together with such endorsements and reinsurance as the Collateral Agent may reasonably request, together with evidence reasonably acceptable to the Collateral Agent of payment of all title insurance premiums, search and examination charges, escrow charges and related charges, fees, costs and expenses required for the issuance of the title insurance policies referred to above; provided that in no event shall the aggregate amount of coverage provided by all title policies delivered pursuant to this Section 9.14(d)(ii) exceed the total amount of the Obligations at any time, (iii) a Survey, to the extent reasonably necessary to satisfy the requirements of clause (ii) above, (iv) all other documents and instruments, including Uniform Commercial Code or other applicable fixture security financing statements, reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any such Mortgage and perfect such Liens to the extent required by, and with the priority required by, such Mortgage shall have been delivered to the Collateral Agent in proper form for filing, registration or recording and (v) written opinions of legal counsel in the states in which each such Mortgaged Property is located in customary form and substance; provided that, with respect to each Mortgaged Property consisting of oil, gas, hydrocarbon or other similar mineral interests, the applicable Mortgages will describe the mortgaged mineral interests in the manner customary for the mortgaging of similar mineral interests in similar transactions and there will be no title insurance or Surveys in connection with such Mortgaged Properties. The Borrower, prior to delivery of the Mortgages, will deliver, or cause to be delivered, (i) a completed Federal Emergency Management Agency Standard Flood Determination with respect to each Mortgaged Property, in each case in form and substance reasonably satisfactory to the Collateral Agent and (ii) to the extent such Mortgaged Property is located in a special flood hazard area, an executed borrower notice and evidence of flood insurance with respect to each Mortgaged Property, to the extent and in amounts required by Applicable Laws, in each case in form and substance reasonably satisfactory to the Collateral Agent.

(e) Notwithstanding anything herein to the contrary, if the Borrower and the Collateral Agent mutually agree in their reasonable judgment (confirmed in writing to the Borrower and the Administrative Agent) that the cost or other consequences (including adverse tax, regulatory and accounting consequences) of creating or perfecting any Lien on any property is excessive in relation to the benefits afforded to the Secured Parties thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents.

(f) Notwithstanding anything herein to the contrary, the Borrower and the Guarantors shall not be required, nor shall the Collateral Agent be authorized, (i) to perfect the above-described pledges, security interests and mortgages by any means other than by (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant State(s), (B) filings in United States government offices with respect to intellectual property as expressly required herein and under the other Credit Documents, (C) delivery to the Collateral Agent, for its possession, of all Collateral consisting of material intercompany notes, stock certificates of the Borrower and its Restricted Subsidiaries or (D) Mortgages required to be delivered pursuant to this Section 9.14, (ii) to enter into any control agreement with respect to any deposit account, securities account or commodities account or contract, (iii) to take any action in any non-U.S. jurisdiction or pursuant to the requirements of the laws of any non-U.S. jurisdiction in order to create any security interests or to perfect any security interests, including with respect to any intellectual property registered outside of the United States (it being understood that there shall be no security agreements or pledge agreements governed by the laws of any non-U.S. jurisdiction), (iv) except as expressly set forth in subclause (C) above with regard to possessory collateral, to take any other action with respect to any Collateral to perfect through control agreements or to otherwise perfect by “control”, (v) to provide any notice to obtain the consent of governmental authorities under the Federal Assignment of Claims Act (or any state equivalent thereof) or (vi) to escrow any source code or register or apply to register any intellectual property.

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Notwithstanding the foregoing provisions of this Section 9.14, no Credit Party shall be required to provide any Mortgage in respect of any Mortgaged Property under this Section 9.14 until the date that occurs forty-five (45) days after the Collateral Agent has delivered to the Revolving Credit Lenders (if any) (which may be delivered electronically) the following documents in respect of such real property: (i) the a “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the applicable Credit Party, and evidence of flood insurance, in the event any such improved Mortgaged Property or portion thereof is located in a special flood hazard area), (ii) if such improved real property is located in a “special flood hazard area”, (A) a notification to the applicable Credit Party of that fact and (if applicable) notification to applicable Credit Party that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Credit Party of such notice and (iii) if such notice is required to be provided to the applicable Credit Party and flood insurance is available in the community in which such improved real property is located, evidence of required flood insurance. It is understood and agreed that the applicable Credit Party shall provide the documentation described in clauses (a)(i), (a)(ii) and (a)(iii) above to the Collateral Agent no later than 45 days prior to the 120 day deadline to deliver each applicable Mortgage set forth in this Section 9.14.

Notwithstanding anything to the contrary herein or in any other Credit Document, the Collateral Agent may grant extensions of time (including after the expiration of any relevant period, which apply retroactively) for the creation and perfection of security interests in, or obtaining of title insurance, legal opinions, surveys or other deliverables with respect to, particular assets or the provision of any Guaranty by any Restricted Subsidiary, and each Lender hereby consents to any such extension of time.

9.15. Maintenance of Ratings. The Borrower will use commercially reasonable efforts to obtain and maintain (but not maintain any specific rating) a public corporate family and/or corporate credit rating, as applicable, and public ratings in respect of the Initial Term Loans, in each case, from at least two of the following: S&P, Moody’s and Fitch.

9.16. Changes in Business. The Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Borrower and the Restricted Subsidiaries, taken as a whole, on the Closing Date and other business activities which are extensions thereof or otherwise similar, incidental, complementary, synergistic, reasonably related or ancillary to any of the foregoing (and non-core incidental businesses acquired in connection with any Permitted Acquisition or permitted Investment), in each case as determined by the Borrower in good faith.

SECTION 10. Negative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date (immediately after giving effect to the Transactions) and thereafter, until the Total Commitments and all Revolving Letters of Credit have terminated (unless such Revolving Letters of Credit have been Backstopped, Cash Collateralized or otherwise collateralized on terms and conditions reasonably satisfactory to the applicable Revolving Letter of Credit Issuer following the termination of the Revolving Credit Commitments) and the Loans and Unpaid Drawings, together with interest, fees and all other Obligations (other than Hedging Obligations under Secured Hedging Agreements, Cash Management Obligations under Secured Cash Management Agreement or Contingent Obligations), are paid in full:

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10.1. Limitation on Indebtedness. The Borrower will not, and will not permit the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness. Notwithstanding the foregoing, the limitations set forth in the immediately preceding paragraph shall not apply to any of the following items:

(a) Indebtedness arising under the Credit Documents (including any Indebtedness incurred as permitted by Sections 2.14, 2.15 and 13.1);

(b) subject to compliance with Section 10.5, Indebtedness of the Borrower or any Restricted Subsidiary owed to the Borrower or any Restricted Subsidiary; provided that all such Indebtedness of any Credit Party owed to any Person that is not a Credit Party shall be (x) evidenced by the Intercompany Subordinated Note or (y) otherwise be subject to subordination terms substantially identical to the subordination terms set forth in the Intercompany Subordinated Note or otherwise reasonably acceptable to the Administrative Agent;

(c) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letter of credit, warehouse receipt or similar facilities entered into in the ordinary course of business (including in respect of construction and restoration activities and in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims and similar obligations);

(d) subject to compliance with Section 10.5, Guarantee Obligations incurred by (i) Restricted Subsidiaries in respect of Indebtedness of the Borrower or any other Restricted Subsidiary that is permitted to be incurred under this Agreement and (ii) the Borrower in respect of Indebtedness of Restricted Subsidiaries that is permitted to be incurred under this Agreement; provided that (A) if the Indebtedness being guaranteed under this Section 10.1(d) is subordinated to the Obligations, such Guarantee Obligations shall be subordinated to the Guarantee of the Obligations on terms (taken as a whole) at least as favorable to the Lenders as those contained in the subordination of such Indebtedness, and (B) the aggregate principal amount of Guarantee Obligations incurred by Restricted Subsidiaries that are not Subsidiary Guarantors under this clause (d), when combined with the total amount of Indebtedness incurred by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to Sections 10.1(k) and 10.1(ii) (but without duplication of such amounts), shall not exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding;

(e) Guarantee Obligations (i) incurred in the ordinary course of business (including in respect of construction or restoration activities) in respect of obligations of (or to) suppliers, customers, franchisees, lessors and licensees or (ii) otherwise constituting Investments permitted by Section 10.5 (other than Investments permitted by Section 10.5(l) by reference to Section 10.1 and Section 10.5(q)); provided that this clause (ii) shall not be construed to limit the requirements of Section 10.1(b) and (d);

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(f) (i) Indebtedness (including Indebtedness arising under Capital Leases) incurred to finance the purchase price, cost of design, acquisition, construction, repair, restoration, replacement, expansion, installation or improvement of fixed or capital assets or otherwise in respect of Capital Expenditures, so long as such Indebtedness, except in the case of Environmental CapEx or Necessary CapEx, is incurred within 270 days of the acquisition, construction, repair, restoration, replacement, expansion, installation or improvement of such fixed or capital assets or incurrence of such Capital Expenditure, (ii) Indebtedness arising under Capital Leases entered into in connection with Permitted Sale Leasebacks and (iii) Indebtedness arising under Capital Leases, other than Capital Leases in effect on the Closing Date and Capital Leases entered into pursuant to subclauses (i) and (ii) above; provided, that the aggregate principal amount of Indebtedness incurred pursuant to this clause (iii) shall not exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding; provided further that the cap set forth in the immediately preceding proviso shall cease to limit the amount of Indebtedness permitted to be incurred pursuant to this clause (iii) if the Consolidated Total Net Leverage Ratio is not greater than 6.00 to 1.00 (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) and (iv) any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension of any Indebtedness specified in subclause (i), (ii) or (iii) above; provided that, except to the extent otherwise permitted hereunder, the principal amount thereof does not exceed the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus the amounts paid in respect of fees, premiums, costs, and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension plus unused commitments;

(g) Indebtedness existing on the Closing Date, and to the extent the principal amount of such Indebtedness exceeds $15,000,000, set forth on Schedule 10.1 and any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension thereof; provided that except to the extent otherwise permitted hereunder, in the case of any such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension, (i) the principal amount thereof does not exceed the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus any unused commitments plus the amounts paid in respect of fees, premiums, costs, and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, or extension, (ii) additional obligors do not guarantee such Indebtedness and (iii) if the Indebtedness being refinanced, or any guarantee thereof, constituted Indebtedness subordinated in right of payment to the Obligations, then such replacement or refinancing Indebtedness, or such guarantee, respectively, shall be subordinated in right of payment to the Obligations to substantially the same extent, taken as a whole;

(h) Indebtedness in respect of Hedging Agreements; provided that (i) other than in the case of Commodity Hedging Agreements, such Hedging Agreements are not entered into for speculative purposes (as determined by the Borrower in good faith) and (ii) any speculative Commodity Hedging Agreements must be entered into in the ordinary course of business (as determined by the Borrower in good faith);

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(i) [reserved];

(j) (i) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person or any of its Subsidiaries) or Indebtedness attaching to assets that are acquired by the Borrower or any Restricted Subsidiary, in each case after the Closing Date as the result of a Permitted Acquisition or other permitted Investment (including through merger or consolidation); provided that (x) such Indebtedness existed at the time such Person became a Subsidiary of the Borrower or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (y) such Indebtedness is not guaranteed in any respect by the Borrower or any Restricted Subsidiary (other than by any such Person that so becomes a Restricted Subsidiary or is the survivor of a merger with such Person or any of its Subsidiaries), unless such Guarantee Obligations is separately permitted under this Section 10.1;

(ii) any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension of any Indebtedness specified in subclause (i) above; provided that, except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness does not exceed the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus any unused commitments, plus amounts paid in respect of fees, premiums, costs and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension, (y) additional obligors do not guarantee such Indebtedness and (z) if the Indebtedness being refinanced, or any guarantee thereof, constituted Indebtedness subordinated in right of payment to the Obligations, then such replacement or refinancing Indebtedness, or such guarantee, respectively, shall be subordinated in right of payment to the Obligations to substantially the same extent, taken as a whole;

(k) (i) Permitted Other Debt and any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension thereof, in each case assumed or incurred for any purpose, including to finance a Permitted Acquisition, other permitted Investments or Capital Expenditures and Indebtedness of Restricted Subsidiaries that otherwise meets the requirements of the definition of Permitted Other Debt except for the fact that it is incurred by a non-Credit Party; provided that if such Indebtedness is incurred or assumed by a Restricted Subsidiary that is not a Credit Party, such Indebtedness is not guaranteed in any respect by the Borrower or any other Guarantor except as permitted under Section 10.5;

(ii) any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension of any Indebtedness specified in subclause (i) above (which may be Permitted Other Notes or Permitted Other Loans); provided that, except to the extent otherwise expressly permitted hereunder, (x) the principal amount of any such Indebtedness does not exceed the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus any unused commitments plus amounts paid in respect of fees, premiums, costs and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension, (y) additional obligors do not guarantee such Indebtedness (unless such additional obligors are also (or will simultaneously therewith become) Guarantors hereunder) and (z) such Indebtedness complies with the requirements of the definition of “Permitted Other Loans” or “Permitted Other Notes”, as applicable, except, in the case of Indebtedness of Restricted Subsidiaries, where such Indebtedness fails to meet the requirement that it be incurred by a Credit Party;

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(iii) the aggregate principal amount of Indebtedness incurred or assumed under this Section 10.1(k) (A) except with respect to Indebtedness incurred pursuant to the immediately preceding clause (ii) above, shall not exceed (i) amounts available under the Incremental Fixed Dollar Basket (it being understood that any Indebtedness incurred or assumed pursuant to this clause (i) shall reduce the Incremental Fixed Dollar Basket on a dollar-for-dollar basis) plus (ii) additional amounts if, on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof and, if applicable, the Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, (x) in the case of Indebtedness secured by Liens on the Collateral that rank pari passu with the Liens securing the Initial Term Loans, the Consolidated First Lien Net Leverage Ratio (calculated on a Pro Forma Basis) is no greater than 5.25 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”) Disposition or Capital Expenditure, the Consolidated First Lien Net Leverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 5.25 to 1.00 and (II) the Consolidated First Lien Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure), (y) in the case of Indebtedness secured by Liens on the Collateral that rank junior to the Liens on the Collateral securing the Initial Term Loans, the Consolidated Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is no greater than 5.50 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Consolidated Secured Net Leverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 5.50 to 1.00 and (II) the Consolidated Secured Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure) and (z) in the case of unsecured Indebtedness or Indebtedness secured only by Liens on assets that do not constitute Collateral, either (A) the Consolidated Total Net Leverage Ratio (calculated on a Pro Forma Basis) is no greater than 6.00 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Consolidated Total Net Leverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be higher than the greater of (I) 6.00 to 1.00 and (II) the Consolidated Total Net Leverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure) or (B) the Fixed Charge Coverage Ratio (calculated on a pro forma basis) is no less than 2.00 to 1.00 (or, to the extent incurred or assumed in connection with a Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure, the Fixed Charge Coverage Ratio (on a Pro Forma Basis for such transaction and the incurrence of such Indebtedness) shall not be less than

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the lesser of (x) 2.00 to 1.00 and (y) the Fixed Charge Coverage Ratio immediately prior to such Permitted Acquisition, permitted Investment (including a prospective Investment as contemplated by the definition of “Specified Transaction”), Disposition or Capital Expenditure) and (B) by Restricted Subsidiaries that are not Subsidiary Guarantors, when combined with the total principal amount of Indebtedness incurred by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to Sections 10.1(d) and 10.1(ii) shall not exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding; and

(iv) ~~(iv)~~ if such Permitted Other Debt incurred (and for the avoidance of doubt, not “assumed”) pursuant to this clause (k) is a broadly syndicated Dollar-denominated term loan that ranks pari passu in right of payment and security with the Initial Term Loans, the Initial Terms Loans, shall be subject to the MFN Adjustment as if such Permitted Other Debt were an Incremental Term Loan incurred hereunder but, in each case, subject to the MFN Exceptions;

(l) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business (including in respect of construction or restoration activities) or consistent with past practice or in respect of coal mine reclamation, including those incurred to secure health, safety and environmental obligations in the ordinary course of business (including in respect of construction or restoration activities) or consistent with past practice;

(m) (i) Indebtedness incurred in connection with any Permitted Sale Leaseback and (ii) any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension of any Indebtedness specified in subclause (i) above; provided that, except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus any unused commitment plus the amounts paid in respect of fees, costs and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension and (y) additional obligors with respect to such Indebtedness are not added;

(n) (i) additional Indebtedness and (ii) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that the aggregate principal amount of Indebtedness incurred or issued pursuant to this Section 10.1(n) shall not exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding; provided that, the amount of Indebtedness permitted to be incurred, issued or assumed pursuant to this clause (n) shall be reduced on a dollar-for-dollar basis by the amount of Indebtedness incurred in reliance on the Reallocated Amount;

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(o) [reserved];

(p) Cash Management Obligations and other Indebtedness in respect of overdraft facilities, employee credit card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements in the ordinary course of business;

(q) (i) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services, including turbines, transformers and similar equipment and (ii) Indebtedness in respect of intercompany obligations of the Borrower or any Restricted Subsidiary with the Borrower or any Restricted Subsidiary of the Borrower in respect of accounts payable incurred in connection with goods sold or services rendered in the ordinary course of business and not in connection with the borrowing of money;

(r) Indebtedness arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations (including earn-outs), in each case entered into in connection with Permitted Acquisitions, other Investments and the Disposition of any business, assets or Stock or Stock Equivalents permitted hereunder;

(s) Indebtedness of the Borrower or any Restricted Subsidiary consisting of (i) financing of insurance premiums or (ii) take or pay obligations contained in supply agreements, in each case arising in the ordinary course of business (including in respect of construction or restoration activities);

(t) Indebtedness representing deferred compensation, or similar arrangement, to employees, consultants or independent contractors of the Borrower (or, to the extent such work is done for the Borrower or its Subsidiaries, any direct or indirect parent thereof) and the Restricted Subsidiaries incurred in the ordinary course of business;

(u) Indebtedness consisting of promissory notes issued by any Credit Party to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the purchase or redemption of Stock or Stock Equivalents of the Borrower (or any direct or indirect parent thereof) permitted by Section 10.6(b);

(v) Indebtedness consisting of obligations of the Borrower and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions and Permitted Acquisitions or any other Investment permitted hereunder;

(w) Indebtedness in respect of (i) Permitted Receivables Financings owed by a Receivables Entity or Qualified Securitization Financings owed by a Securitization Subsidiary and (ii) accounts receivable factoring facilities in the ordinary course of business;

(x) [reserved];

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(y) Indebtedness in respect of (i) Permitted Other Debt issued or incurred for cash to the extent that the Net Cash Proceeds therefrom are applied to the prepayment of, at the Borrower’s option as to the allocation among any and all of the following Classes: (A) Term Loans in the manner set forth in Section 5.2(a)(iii)(A) and/or (B) at the Borrower’s option, Revolving Credit Loans (accompanied by a permanent reduction in the Revolving Credit Commitments in the amount of the Net Cash Proceeds allocated to the prepayment of such Revolving Credit Loans) in the manner set forth in Section 5.2(a)(iii)(A), (ii) Permitted Other Loans incurred under Replacement Revolving Credit Commitments, (iii) other Permitted Other Debt; provided that if such Permitted Other Debt incurred pursuant to this clause (iii) is a broadly syndicated Dollar-denominated term loan that ranks pari passu in right of security with the Initial Term Loans as to payment and security, the Initial Terms Loans shall be subject to the MFN Adjustment as if such Permitted Other Debt were an Incremental Term Loan incurred hereunder, but, in each case, subject to the MFN Exceptions, and (iv) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclauses (i), (ii) and (iii) above; provided that in the case of this clause (iv), except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing) and (y) such Indebtedness otherwise complies the definition of Permitted Other Loans (in the case of Indebtedness in the form of loans) or the definition of Permitted Other Notes (in the case of Indebtedness in the form of notes) (it being understood that Permitted Other Loans may be refinanced by Permitted Other Notes and Permitted Other Notes may be refinanced by Permitted Other Loans); provided further that the aggregate principal amount of any such Indebtedness incurred under preceding clauses (iii) and (iv) (in respect of Indebtedness incurred in reliance on preceding clause (iii)) shall not exceed, when combined with the aggregate principal amount of any Incremental Term Loans and any Incremental Revolving Credit Commitments that have been incurred or provided in reliance on Section 2.14, the Maximum Incremental Facilities Amount;

(z) (i) Indebtedness in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.17 (and which does not generate any additional proceeds) and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing) and (y) such Indebtedness otherwise complies with the definition of “Permitted Other Notes”;

(aa) Indebtedness at any one time outstanding in an aggregate principal amount not to exceed the Applicable Equity Amount;

(bb) [reserved];

(cc) Indebtedness of any Minority Investments or Indebtedness incurred on behalf thereof or representing guarantees of such Indebtedness of any Minority Investment, in an aggregate principal amount not to exceed ~~the greater~~, on and after the First Amendment Effective Date, the greatest of (x) $25,000,000 ~~and~~, (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding;

(dd) intercompany Indebtedness among the Borrower and its Subsidiaries constituting any part of any Permitted Reorganization;

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(ee) to the extent constituting Indebtedness, customer deposits and advance payments (including progress payments) received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

(ff) (i) Indebtedness of the Borrower or any Restricted Subsidiary supported by a letter of credit, in a principal amount not in excess of the stated amount of such letter of credit so long as such letter of credit is otherwise permitted to be incurred pursuant to this Section 10.1 or (ii) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of the Borrower or any Subsidiary of the Borrower in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than the United States;

(gg) Indebtedness owing to the seller of any business or assets permitted to be acquired by the Borrower or any Restricted Subsidiary under this Agreement; provided that the aggregate principal amount of Indebtedness permitted under this clause (gg) shall not exceed ~~the greater of $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of $40,000,000, 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) outstanding at any time;

(hh) obligations in respect of Disqualified Stock and Preferred Stock in an amount not to exceed ~~the greater~~, on and after the First Amendment Effective Date, the greatest of $20,000,000 ~~and~~, 15% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and 1.25% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) outstanding at any time;

(ii) Indebtedness incurred by Restricted Subsidiaries that are not Subsidiary Guarantors under this clause (ii), when combined with the total amount of Indebtedness incurred by Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to Section 10.1(d) and 10.1(k) (but without duplication of such amounts), shall not, on and after the First Amendment Effective Date, exceed the ~~greater~~greatest of (x) $~~35,000,000 and~~40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance, in each case at any time outstanding;

(jj) Non-Recourse Debt;

(kk) [reserved];

(ll) the incurrence by the Borrower or any Restricted Subsidiary of one or more credit facilities (which shall be in the form of credit default swap-collateralized facilities, letter of credit facilities (which may be synthetic or funded (or other) letter of credit facilities), or other revolving credit facilities) in an aggregate principal amount at any time outstanding not to exceed ~~$250,000,000;~~, on and after the First Amendment Effective Date, the greatest of (x) $250,000,000, (y) 200% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 15% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

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(mm) Indebtedness secured by Liens on the Collateral that rank junior to the Liens on the Collateral securing the Credit Facilities; provided that the aggregate principal amount of Indebtedness permitted under this clause (mm) shall not exceed ~~the greater~~, on and after the First Amendment Effective Date, the greatest of (x) $20,000,000 ~~and~~, (y) 15% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.25% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) outstanding at any time; ~~and~~

(nn) Indebtedness (other than Indebtedness in respect of borrowed money) in connection with any Shared Facilities Arrangement;

(oo) the incurrence, issuance or assumption by the Borrower and/or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable), including all refinancing Indebtedness incurred to refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (oo), not to exceed the aggregate amount of Dividends that are permitted to be made pursuant to Section 10.6(b), Section 10.6(c)(y), Section 10.6(j), Section 10.6(o) and/or Section 10.6(q) at the time of incurrence, issuance or assumption; provided that, the aggregate amount incurred, issued or assumed under this clause (oo) (and not reclassified) shall reduce the corresponding baskets under Section 10.6(b), Section 10.6(c)(y), Section 10.6(j), Section 10.6(o) and/or Section 10.6(q), as applicable, on a dollar-for-dollar basis (which reduction shall be allocated as directed by the Borrower in its sole discretion); and

(pp) ~~(nn)~~ all premiums (if any), interest (including post-petition interest), fees, expenses, charges, and additional or contingent interest on obligations described in clauses (a) through (~~mm~~oo ) above.

For purposes of determining compliance with this Section 10.1, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (~~nn~~pp ) above, the Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above paragraph or clauses; provided that all Indebtedness outstanding under the Credit Documents will be deemed at all times to have been incurred in reliance only on the exception in clause (a) of Section 10.1.

Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock will not be deemed to be an incurrence or issuance of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this covenant.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in another currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced (plus unused commitments thereunder) plus (ii) the aggregate amount of accrued interest, premiums (including call and tender premiums), defeasance costs, underwriting discounts, fees, commissions, costs and expenses (including original issue discount, upfront fees and similar items) incurred in connection with such refinancing.

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The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

This Agreement will not treat (1) unsecured Indebtedness as subordinated or junior to secured Indebtedness merely because it is unsecured or (2) senior Indebtedness as subordinated or junior to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

10.2. Limitation on Liens. The Borrower will not, and will not permit the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or such Restricted Subsidiary, whether now owned or hereafter acquired, except:

(a) Liens arising under (i) the Credit Documents securing the Obligations and (ii) the Security Documents and the Permitted Other Debt Documents securing Permitted Other Debt Obligations permitted to be incurred under Section 10.1(k), (y) or (z); provided that, (A) in the case of Liens securing Permitted Other Debt Obligations that constitute First Lien Obligations, the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall have entered into the First Lien Intercreditor Agreement (or, if already in effect, a joinder thereto), and the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall enter into security documents with terms and conditions substantially consistent with the terms and conditions of the Security Documents and (B) in the case of Liens securing Permitted Other Debt Obligations that do not constitute First Lien Obligations, the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall have entered into the Junior Lien Intercreditor Agreement (or, if already in effect, a joinder thereto), and the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall enter into security documents with terms and conditions substantially consistent with the terms and conditions of the Security Documents (with appropriate changes thereto to reflect the junior priority of such Permitted Other Debt Obligations) (it being understood and agreed that (x) without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to negotiate, execute and deliver on behalf of the Secured Parties the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or any other intercreditor agreement contemplated by, or to effect the provisions of, this Section 10.2(a) and (y) for the avoidance of doubt, the Liens created for the benefit of the Revolving Letter of Credit Issuers as contemplated by Section 3.8(c) are permitted by this Section 10.2(a));

(b) Liens on the Collateral securing obligations under Secured Cash Management Agreements, Secured Hedging Agreements and letters of credit issued to support Hedging Obligations; provided that (i) at all times such obligations shall be secured by the Liens granted in favor of the Collateral Agent in the manner set forth in, and be otherwise subject to (and in compliance with), the Security Agreement and governed by the applicable Security Documents and (ii) such agreements were not entered into for speculative purposes (as determined by the Borrower at the time such agreements were entered into in its reasonable discretion acting in good faith) and, in the case of any Secured Hedging Agreement of the type described in clause (c) of the definition of “Hedging Agreement”, entered into in order to hedge against or manage fluctuations in the price or availability of any Covered Commodity;

(c) Permitted Liens;

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(d) Liens securing Indebtedness permitted pursuant to Section 10.1(f); provided that (x) except with respect to any Indebtedness incurred in connection with Environmental CapEx or Necessary CapEx, such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, restoration, replacement, expansion, installation or improvement (as applicable) of the property subject to such Liens and (y) except as otherwise permitted hereby, such Liens attach at all times only to the assets so financed except (1) for accessions to the property financed with the proceeds of such Indebtedness and the proceeds and the products thereof and (2) that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(e) Liens existing on the Closing Date; provided that any Lien securing Indebtedness or other obligations in excess of $25,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (e) that are not set forth on Schedule 10.2) shall only be permitted to the extent such Lien is listed on Schedule 10.2;

(f) the supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, extension or renewal of any Lien permitted by clause (a)(ii), clause (e), clause (g), clause (v) and clause (ee) of this Section 10.2 upon or in the same assets theretofore subject to such Lien (or upon or in after-acquired property that is affixed or incorporated into the property covered by such Lien and accessions thereto or any proceeds or products thereof) or the supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, extension or renewal (without increase in the amount or change in any obligor, except to the extent otherwise permitted hereunder) of the Indebtedness or other obligations secured thereby (including any unused commitments), to the extent such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, extension or renewal is permitted by Section 10.1; provided that in the case of any such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, extension or renewal of any Lien permitted by clause (a)(ii), clause (v) and clause (ee) of this Section 10.2, the requirements set forth in the proviso to clause (a)(ii), clause (v) or subclause (ii) of clause (ee), as applicable, shall have been satisfied;

(g) Liens existing on the assets of any Person that becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person or any of its Subsidiaries) pursuant to a Permitted Acquisition or other permitted Investment or the designation of an Unrestricted Subsidiary as a Restricted Subsidiary or existing on assets acquired after the Closing Date, to the extent the Liens on such assets secure Indebtedness permitted by Section 10.1; provided that such Liens (i) are not created or incurred in connection with, or in contemplation of, such Person becoming such a Restricted Subsidiary or such assets being acquired and (ii) attach at all times only to the same assets to which such Liens attached and after-acquired property, property that is affixed or incorporated into the property covered by such Lien and accessions thereto and products and proceeds thereof, after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment (or assets affixed or appurtenant thereto and additions and accessions) provided by any lender, other equipment financed by such lender, it being understood that such requirement to pledge such after-acquired property shall not be permitted to apply to any such after-acquired property (to which such requirement would not have applied but for such acquisition) except as otherwise permitted hereunder, and any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension thereof permitted by Section 10.1;

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(h) [reserved];

(i) Liens securing Indebtedness or other obligations (i) of the Borrower or any Restricted Subsidiary in favor of a Credit Party and (ii) of any other Restricted Subsidiary that is not a Credit Party in favor of any other Restricted Subsidiary that is not a Credit Party;

(j) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) or attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (iii) in favor of banking or other financial institutions or other electronic payment service providers arising as a matter of law or customary contract encumbering deposits, including deposits in “pooled deposit” or “sweep” accounts (including the right of set-off) and which are within the general parameters customary in the banking or finance industry;

(k) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 10.5 to be applied against the purchase price for such Investment and (ii) consisting of an agreement to sell, transfer, lease or otherwise dispose of any property in a transaction permitted under Section 10.4, in each case, solely to the extent such Investment or sale, disposition, transfer or lease, as the case may be, would have been permitted on the date of the creation of such Lien;

(l) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business (including in respect of construction or restoration activities) permitted by this Agreement;

(m) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.5;

(n) any amounts held by a trustee in the funds and accounts under an indenture securing any revenue bonds issued for the benefit of the Borrower or any Restricted Subsidiary;

(o) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;

(p) Liens (a) on any cash earnest money deposits or cash advances made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement, (b) on other cash advances in favor of the seller of any property to be acquired in an Investment or other acquisition permitted hereunder to be applied against the purchase price for such Investment or other acquisition or (c) consisting of an agreement to dispose of any property pursuant to a disposition permitted hereunder (or reasonably expected to be so permitted by the Borrower at the time such Lien was granted);

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(q) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(r) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods in the ordinary course of business or consistent with past practice;

(s) Liens securing Non-Recourse Debt of an Excluded Project Subsidiary on the assets (and the income and proceeds therefrom) of such Excluded Project Subsidiary;

(t) additional Liens on assets of any Restricted Subsidiary that is not a Credit Party securing Indebtedness of such Restricted Subsidiary permitted pursuant to Section 10.1 (or other obligations of such Restricted Subsidiary not constituting Indebtedness);

(u) Liens in respect of Permitted Sale Leasebacks;

(v) Liens securing incurring Indebtedness incurred pursuant to Section 10.1(mm); provided that any Liens on the Collateral shall rank junior to the Lien on the Collateral securing the Obligations and the holder(s) of such Liens (or a representative thereof) shall have entered into the Junior Lien Intercreditor Agreement and/or other intercreditor agreements or arrangements that are reasonably acceptable to the Administrative Agent and the Borrower, as applicable;

(w) rights reserved to or vested in others to take or receive any part of, or royalties related to, the power, gas, oil, coal, lignite or other minerals or timber generated, developed, manufactured or produced by, or grown on, or acquired with, any property of the Borrower and the Restricted Subsidiaries and Liens upon the production from property of power, gas, oil, coal, lignite or other minerals or timber, and the by-products and proceeds thereof, to secure the obligations to pay all or a part of the expenses of exploration, drilling, mining or development of such property only out of such production or proceeds;

(x) Liens arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, shared facilities agreements, salt water or other disposal agreements, leases or rental agreements, farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out of, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal or handling of any property of the Borrower and the Restricted Subsidiaries; provided that such agreements are entered into in the ordinary course of business (including in respect of construction or restoration activities);

(y) any restrictions on any Stock or Stock Equivalents or other joint venture interests of the Borrower or any Restricted Subsidiary providing for a breach, termination or default under any owners, participation, shared facility, joint venture, stockholder, membership, limited liability company or partnership agreement between such Person and one or more other holders of such Stock or Stock Equivalents or interest of such Person, if a security interest or other Lien is created on such Stock or Stock Equivalents or interest as a result thereof and other similar Liens;

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(z) Liens resulting from any customary provisions limiting the disposition or distribution of assets or property (including without limitation Stock) or any related restrictions thereon in joint venture, partnership, membership, stockholder and limited liability company agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, including owners’, participation or similar agreements governing projects owned through an undivided interest; provided, however, that any such limitation is applicable only to the assets that are the subjects of such agreements;

(aa) Liens and other exceptions to title, in either case on or in respect of any facilities of the Borrower or any Restricted Subsidiary, arising as a result of any shared facility agreement entered into with respect to such facility, except to the extent that any such Liens or exceptions, individually or in the aggregate, materially adversely affect the value of the relevant property or materially impair the use of the relevant property in the operation of business the Borrower and the Restricted Subsidiaries, taken as a whole;

(bb) Liens on cash and Permitted Investments (i) deposited by the Borrower or any Restricted Subsidiary in margin accounts with or on behalf of brokers, credit clearing organizations, ISOs, RTOs, pipelines, state agencies, federal agencies, futures contract brokers, customers, trading counterparties, or any other parties or issuers of surety bonds or (ii) pledged or deposited as collateral by the Borrower or any Restricted Subsidiary with any of the entities described in clause (i) above to secure their respective obligations, in the case of each of clauses (i) and (ii) above, with respect to: (A) any contracts and transactions for the purchase, sale, exchange of, or the option (whether physical or financial) to purchase, sell or exchange (1) natural gas, (2) electricity, (3) coal, (4) petroleum-based liquids, (5) oil, (6) nuclear fuel (including enrichment and conversion), (7) emissions or other environmental credits, (8) waste byproducts, (9) weather, (10) power and other generation capacity, (11) heat rate, (12) congestion, (13) renewal energy credit or (14) any other energy-related commodity or services or derivative (including ancillary services and related risk (such as location basis) or weather-related risk); (B) any contracts or transactions for the purchase, processing, transmission, transportation, distribution, sale, lease, hedge or storage of, or any other services related to any commodity or service identified in subparts (1) - (14) above, including any capacity agreement; (C) any financial derivative agreement (including but not limited to swaps, options or swaptions) related to any commodity identified in subparts (1) - (14) above, or to any interest rate or currency rate management activities; (D) any agreement for membership or participation in an organization that facilitates or permits the entering into or clearing of any Netting Agreement, any insurance or self-insurance arrangements or any agreement described in this Section 10.2(bb); (E) any agreement combining part or all of a Netting Agreement or part or all of any of the agreements described in this Section 10.2(bb); (F) any document relating to any agreement described in this Section 10.2(bb) that is filed with a Governmental Authority and any related service agreements; or (G) any commercial or trading agreements, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any energy, generation capacity or fuel, or any other energy related commodity or service, price or price indices for any such commodities or services or any other similar derivative agreements, and any other similar agreements (such agreements described in clauses (A) through (G) of this Section 10.2(bb) being collectively, “Permitted Contracts”), Netting Agreements, Hedging Agreements and letters of credit supporting Permitted Contracts, Netting Agreements and Hedging Agreements;

(cc) additional Liens on assets that do not constitute Collateral prior to the creation of such Liens, so long as the Credit Facilities hereunder are equally and ratably secured thereby and otherwise subject to intercreditor arrangements reasonably satisfactory to the Borrower and the Collateral Agent;

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(dd) Liens securing Indebtedness permitted to be incurred pursuant to Section 10.1(ll);

(ee) additional Liens, so long as (i)(x) with respect to Indebtedness that is secured by Liens on a pari passu basis with any Liens securing the Initial Term Loans (without regard to control of remedies), immediately after the incurrence thereof, on a Pro Forma Basis, the Consolidated First Lien Net Leverage Ratio is no greater than 5.25 to 1.00 and (y) with respect to Indebtedness that is secured by Liens that are junior in right of security to the Liens securing any Initial Term Loans, immediately after the incurrence thereof, on a Pro Forma Basis, the Consolidated Secured Net Leverage Ratio is no greater than 5.50 to 1.00 and (ii) the holder(s) of such Liens (or a representative thereof) shall have entered into the First Lien Intercreditor Agreement (in the case of subclause (i)(x)), the Junior Lien Intercreditor Agreement (in the case of subclause (i)(y)) or other intercreditor agreements or arrangements reasonably acceptable to the Administrative Agent and the Borrower;

(ff) additional Liens, so long as the aggregate principal amount of obligations secured thereby at any time outstanding does not exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence or issuance; provided that any Liens on the Collateral may (at the Borrower’s election) rank pari passu or junior to the Lien on the Collateral securing the Obligations in which case, the holder(s) of such Liens (or a representative thereof) shall have entered into the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement and/or other intercreditor agreements or arrangements reasonably acceptable to the Administrative Agent and the Borrower, as applicable; ~~and~~

(gg) Liens to secure obligations to vendors or suppliers covering the assets sold or supplied by such vendors or suppliers, including Liens to secure Indebtedness or other obligations (including Capitalized Lease Obligations) permitted by this Agreement covering only the assets acquired with or financed by such Indebtedness; provided that individual financings provided by one lender may be cross collateralized to other financings provided by such lender~~.~~; and

(hh) Liens securing obligations under or in connection with any Shared Facilities Arrangement or any related non-disturbance arrangements.

10.3. Limitation on Fundamental Changes. Except as permitted by Section 10.5, (i) the Borrower will not, and will not permit the Restricted Subsidiaries to, consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) and (ii) the Borrower will not, and will not permit the Restricted Subsidiaries to, convey, sell, lease, assign, transfer or otherwise consummate the disposition of, all or substantially all of the business units, assets or other properties of the Borrower and its Restricted Subsidiaries, taken as a whole, except that:

(a) so long as both before and after giving effect to such transaction, no Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower or any other Person may be merged, amalgamated or consolidated with or into the Borrower; provided that (A) the Borrower shall be the continuing or surviving company or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Borrower (such other Person, the

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“Successor Borrower”), (1) the Successor Borrower (if other than the Borrower) shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (2) the Successor Borrower (if other than the Borrower) shall expressly assume all the obligations of the Borrower under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (3) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guarantee confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement, (4) each grantor and each pledgor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement or the Pledge Agreement, as applicable, affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (3), (5) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have affirmed that its obligations under the applicable Mortgage shall apply to its Guarantee as reaffirmed pursuant to clause (3), and (6) the Successor Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger or consolidation and such supplements preserve the enforceability of this Agreement and the Guarantee and the perfection and priority of the Liens under the applicable Security Documents;

(b) so long as no Event of Default has occurred and is continuing, or would result therefrom, any Subsidiary of the Borrower or any other Person (in each case, other than the Borrower) may be merged, amalgamated or consolidated with or into any one or more Subsidiaries of the Borrower; provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving Person or (B) the Borrower shall cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more Guarantors, a Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Guarantor) shall execute a supplement to the Guarantee and the relevant Security Documents each in form and substance reasonably satisfactory to the Administrative Agent in order to become a Guarantor and pledgor, mortgagor and grantor, as applicable, thereunder for the benefit of the Secured Parties and to acknowledge and agree to the terms of the Intercompany Subordinated Note, and (iii) Borrower shall have delivered to the Administrative Agent an officers’ certificate stating that such merger, amalgamation or consolidation and any such supplements to the Guarantee and any Security Document preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the applicable Security Documents to the extent otherwise required;

(c) any Permitted Reorganization and the Transactions may be consummated;

(d) any Restricted Subsidiary that is not a Credit Party may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary;

(e) the Borrower or any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Credit Party; provided that the consideration for any such disposition by any Person other than a Guarantor shall not exceed the fair value of such assets;

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(f) any Restricted Subsidiary may liquidate or dissolve if (i) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (ii) to the extent such Restricted Subsidiary is a Credit Party, any assets or business of such Restricted Subsidiary not otherwise disposed of or transferred in accordance with Section 10.4 or 10.5, or in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, a Credit Party after giving effect to such liquidation or dissolution;

(g) the Borrower or any Restricted Subsidiary may change its legal form, so long as the Liens granted pursuant to any Security Documents to which such Person is a party remain perfected and in full force and effect, to the extent otherwise required hereby;

(h) any merger, consolidation or amalgamation the purpose and only substantive effect of which is to reincorporate or reorganize the Borrower or any Restricted Subsidiary in a jurisdiction in the United States, any state thereof or the District of Columbia, so long as the Liens granted pursuant to the Security Documents to which the Borrower is a party remain perfected and in full force and effect, to the extent otherwise required hereby;

(i) the Transactions may be consummated; and

(j) the Borrower and the Restricted Subsidiaries may consummate a merger, amalgamation dissolution, liquidation, windup, consolidation or disposition, constituting, or otherwise resulting in, a transaction permitted by Section 10.4 (other than Section 10.4(d)), an Investment permitted pursuant to Section 10.5 (other than Section 10.5(l)), and any dividends permitted pursuant to Section 10.6 (other than Section 10.6(f)).

10.4. Limitation on Sale of Assets. The Borrower will not, and will not permit the Restricted Subsidiaries to, (i) convey, sell, lease, assign, transfer or otherwise consummate the disposition of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired or (ii) consummate the sale or issuance to any Person (other than to the Borrower or a Subsidiary Guarantor) any shares owned by it of any Restricted Subsidiary’s Stock and Stock Equivalents (each of the foregoing, a “Disposition”), except that:

(a) the Borrower and the Restricted Subsidiaries may sell, transfer or otherwise dispose of (i) obsolete, negligible, immaterial, worn-out, uneconomical, scrap, used, or surplus or mothballed assets (including any such equipment that has been refurbished in contemplation of such disposition) or assets no longer used or useful in the business or no longer commercially desirable to maintain, (ii) inventory or goods (or other assets) held for sale in the ordinary course of business, (iii) cash and Permitted Investments, (iv) immaterial assets, and (v) assets for the purposes of charitable contributions or similar gifts to the extent such assets are not material to the ability of the Borrower and the Restricted Subsidiaries, taken as a whole, to conduct its business in the ordinary course;

(b) the Borrower and the Restricted Subsidiaries may make Dispositions of assets; provided that (i) to the extent required, the Net Cash Proceeds thereof to the Borrower and the Restricted Subsidiaries are promptly applied to the prepayment of Term Loans as provided for in Section 5.2(a)(i), (ii) as of the date of signing of the definitive agreement for such Disposition, no Event of Default shall have occurred and be continuing, (iii) with respect to any Disposition pursuant to this clause (b) for a purchase price in excess of $25,000,000, the Person making such Disposition shall receive fair market value and not less than 75% of such consideration in the form of cash or Permitted Investments; provided that for the purposes of this subclause (iii) the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s or such Restricted Subsidiary’s consolidated balance sheet or in the footnotes thereto if

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such incurrence or accrual had taken place on or prior to the date of such balance sheet) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms (1) subordinated to the payment in cash of the Obligations or (2) not secured by the assets that are the subject of such Disposition, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities, notes or other obligations received by the Person making such Disposition from the purchaser that are converted by such Person into cash or Permitted Investments or by their terms are required to be satisfied for cash or Permitted Investments (to the extent of the cash or Permitted Investments received) within 180 days following the closing of the applicable Disposition, (C) consideration consisting of Indebtedness of any Credit Party (other than subordinated Indebtedness) received after the Closing Date from Persons who are not Restricted Subsidiaries (so long as such Indebtedness is not cancelled or forgiven) and (D) any Designated Non-Cash Consideration received by the Person making such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 10.4(b) that is at that time outstanding, not in excess ~~of the greater of $35,000,000 and~~, on and after the First Amendment Effective Date, of the greatest of $40,000,000, 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value and (iv) any non-cash proceeds received in the form of Real Estate, Indebtedness or Stock and Stock Equivalents are pledged to the Collateral Agent to the extent required under Section 9.12 or 9.14;

(c) (i) the Borrower and the Restricted Subsidiaries may make Dispositions to the Borrower or any other Credit Party, (ii) any Restricted Subsidiary that is not a Credit Party may make Dispositions to the Borrower or any other Subsidiary of the Borrower; provided that with respect to any such Disposition to an Unrestricted Subsidiary or Excluded Project Subsidiary, such Disposition shall be for fair value and (iii) any Credit Party may make Dispositions to a non-Credit Party in an aggregate amount not in excess ~~of the greater~~, on and after the First Amendment Effective Date, of the greatest of $25,000,000 ~~and~~, 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

(d) the Borrower and any Restricted Subsidiary may effect any transaction permitted by Sections 10.2, 10.3, (other than Section 10.3(j)), 10.5 (other than Section 10.5(l)) or 10.6 (other than Section 10.6(f));

(e) the Borrower and any Restricted Subsidiary may lease, sublease, license (only on a non-exclusive basis, with respect to any intellectual property) or sublicense (only on a non-exclusive basis, with respect to any intellectual property) real, personal or intellectual property in the ordinary course of business;

(f) Dispositions of property (including like-kind exchanges) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property (excluding any boot thereon) or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property, in each case under Section 1031 of the Code or otherwise;

(g) Dispositions pursuant to Permitted Sale Leaseback transactions;

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(h) Dispositions of (i) Investments in joint ventures (regardless of the form of legal entity) to the extent required by, or made pursuant to, customary buy/sell arrangements or put/call arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements or (ii) to joint ventures in connection with the dissolution or termination of a joint venture to the extent required pursuant to joint venture and similar arrangements;

(i) (i) Dispositions of Receivables Facility Assets in connection with any Permitted Receivables Financing, and any Disposition of Securitization Assets in connection with any Qualified Securitization Financing, provided that the Receivables Indebtedness arising in connection therewith shall not exceed the amount of Receivables Indebtedness permitted by Section 10.1~~(w)~~ and (ii) Dispositions in connection with accounts receivable factoring facilities in the ordinary course of business;

(j) Dispositions necessary to consummate the Transactions;

(k) transfers of property subject to a Recovery Event or in connection with any condemnation proceeding upon receipt of the Net Cash Proceeds of such Recovery Event or condemnation proceeding;

(l) Dispositions or discounts of accounts receivable or notes receivable in connection with the collection or compromise thereof or the conversion of accounts receivable to notes receivable;

(m) Dispositions of any assets not constituting Collateral in an aggregate amount not to exceed ~~the greater~~, on and after the First Amendment Effective Date, the greatest of (x) $15,000,000 ~~and~~, (y) ~~10~~12.5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

(n) Dispositions of power, capacity, heat rate, renewable energy credits, tax credits, waste by-products, energy, electricity, coal and lignite, oil and other petroleum-based liquids, emissions and other environmental credits, ancillary services, fuel (including all forms of nuclear fuel and natural gas) and other related assets or products of services, including assets related to trading activities or the sale of inventory or contracts related to any of the foregoing, in each case in the ordinary course of business;

(o) the execution of (or amendment to), settlement of or unwinding of any Hedging Agreement;

(p) any Disposition of mineral rights, other than mineral rights in respect of coal or lignite;

(q) any Disposition of any real property that is (i) primarily used or intended to be used for mining which has either been reclaimed, or has not been used for mining in a manner which requires reclamation, and in either case has been determined by the Borrower not to be necessary for use for mining, (ii) used as buffer land, but no longer serves such purpose, or its use is restricted such that it will continue to be buffer land, or (iii) was acquired in connection with power generation facilities, but has been determined by the Borrower to no longer be commercially suitable for such purpose;

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(r) any Disposition (including foreclosure, condemnation or expropriation) of any assets required by any Governmental Authority;

(s) any Disposition of assets in connection with salvage activities;

(t) the surrender or waiver of contractual rights and settlement or waiver of contractual or litigation claims;

(u) Dispositions of any assets (including Stock and Stock Equivalents) acquired in connection with any Permitted Acquisition or other Investment not prohibited hereunder, which assets are not used or useful to the core or principal business of the Borrower and its Restricted Subsidiaries (as determined by the Borrower in good faith);

(v) other Dispositions (including those of the type otherwise described herein) made for fair market value in an aggregate amount not to exceed ~~the greater of (x) $35,000,000 and~~, on and after the First Amendment Effective Date, the greatest of (x) $40,000,000, (y) 30% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

(w) the Borrower and any Restricted Subsidiary may (i) terminate or otherwise collapse its cost sharing agreements with the Borrower or any Subsidiary and settle any crossing payments in connection therewith, (ii) convert any intercompany Indebtedness to Stock or any Stock to intercompany Indebtedness, (iii) settle, discount, write off, forgive or cancel any intercompany Indebtedness or other obligation owing by the Borrower or any Restricted Subsidiary or (iv) settle, discount, write off, forgive or cancel any Indebtedness owing by any present or former consultants, managers, directors, officers or employees of the Borrower, any direct or indirect parent thereof, or any Subsidiary thereof or any of their successors or assigns;

(x) any Disposition of property to the extent that (1) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 270 days thereof or (2) the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually purchased within 270 days thereof);

(y) any Disposition in connection with a Permitted Reorganization;

(z) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater fair market value or usefulness to the business of the Borrower and the Restricted Subsidiaries, taken as a whole, as determined in good faith by the Borrower;

(aa) Dispositions of any asset between or among the Borrower and/or any Restricted Subsidiary as a substantially concurrent interim Disposition in connection with a Disposition otherwise permitted pursuant to clauses (a) through (z) above; provided that after giving effect to any such Disposition, to the extent the assets subject to such Dispositions constituted Collateral, such assets shall remain subject to, or be rejoined to, the Lien of the Security Documents;

(bb) Dispositions of Stock by a Restricted Subsidiary of the Borrower to the Borrower or to a Restricted Subsidiary of the Borrower; ~~and~~

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(cc) Dispositions of Stock in, or Indebtedness or other securities of, an Unrestricted Subsidiary~~.~~;

(dd) the lease, assignment, license, sublicense or sublease of any real or personal property in the ordinary course of business;

(ee) Dispositions of (i) licenses, sublicenses or cross-licenses of intellectual property, other intellectual property rights or other general intangibles and (ii) exclusive licenses, sublicenses or cross-licenses of intellectual property, other intellectual property rights or other general intangibles, in each case, in the ordinary course of business; and

(ff) any Disposition of facilities of the type typically co-used or co-possessed in Shared Facilities Arrangements or interests therein (such facilities, the “Shared Facilities”); provided that (a) in the event such Disposition is made to or arrangements or agreements entered into with an Affiliate, the terms thereof shall be no less favorable than those which such Person could obtain in an arm’s-length transaction with a Person that is not an Affiliate, (b) any consummation of such Disposition, entry into the Shared Facilities Arrangement and/or related transactions would not have a material and adverse effect on the business or operations of the relevant project, the Shared Facilities and Disposed interests relating thereto are sufficient to accommodate the co-use and co-possession of such Shared Facilities and the applicable project, and such co-use or co-possession shall not materially and adversely affect the operation and maintenance of the applicable project in accordance with prudent industry practices and (c) both before and after giving effect to any such Shared Facilities Arrangement, no Event of Default then exists and is continuing or would be caused by such Disposition, in each case, that would not be cured by the consummation of such Disposition.

10.5. Limitation on Investments. The Borrower will not, and will not permit the Restricted Subsidiaries, to make any Investment except:

(a) extensions of trade credit, asset purchases (including purchases of inventory, fuel (including all forms of nuclear fuel), supplies, materials and equipment) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements or development agreements with other Persons, in each case in the ordinary course of business (including in respect of construction or restoration activities);

(b) Investments in cash or Permitted Investments when such Investments were made;

(c) loans and advances to officers, directors, employees and consultants of the Borrower (or any direct or indirect parent thereof) or any Subsidiary of the Borrower (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes (including employee payroll advances), (ii) in connection with such Person’s purchase of Stock or Stock Equivalents of any direct or indirect parent of the Borrower; provided that, to the extent such loans and advances are made in cash, the amount of such loans and advances used to acquire such Stock or Stock Equivalents shall be contributed to the Borrower in cash and (iii) for purposes not described in the foregoing subclauses (i) and (ii); provided that the aggregate principal amount outstanding pursuant to subclause (iii) shall not exceed ~~$25,000,000~~, on and after the First Amendment Effective Date, the greatest of (x) $25,000,000, (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at any one time outstanding;

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(d) Investments (i) contemplated to consummate the Transactions and (ii) existing on, or made pursuant to legally binding written commitments in existence on, the Closing Date and, to the extent such Investments individually exceed $25,000,000, set forth on Schedule 10.5 and any supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension thereof, only to the extent that the amount of any Investment made pursuant to this clause (d)(ii) does not at any time exceed the amount of such Investment on the Closing Date or, if applicable, set forth on Schedule 10.5 (except by an amount equal to the unpaid accrued interest and premium thereon plus any unused commitments plus amounts paid in respect of fees, premiums, costs and expenses incurred in connection with such supplement, amendment, amendment and restatement, modification, replacement, refinancing, refunding, restructuring, renewal or extension or as otherwise permitted hereunder);

(e) any Investment acquired by the Borrower or any Restricted Subsidiary (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization, or recapitalization of, or settlement of delinquent accounts or disputes with or judgments against, the issuer, obligor or borrower of such original Investment or accounts receivable, (b) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default or (c) as a result of the settlement, compromise or resolution of litigation, arbitration or other disputes with Persons who are not Affiliates;

(f) Investments to the extent that payment for such Investments is made with (i) Stock or Stock Equivalents (other than Disqualified Stock) of the Borrower (or any direct or indirect parent thereof) or (ii) the proceeds from the issuance of Stock or Stock Equivalents (other than Disqualified Stock, any sale or issuance to any Subsidiary and any issuance applied pursuant to Section 10.6(a) or Section 10.6(b)(i)) of the Borrower (or any direct or indirect parent thereof); provided that such Stock or Stock Equivalents or proceeds of such Stock or Stock Equivalents will not increase the Applicable Equity Amount;

(g) Investments (i) (A) by the Borrower or any Restricted Subsidiary in any Credit Party, (B) between or among Restricted Subsidiaries that are not Credit Parties, and (C) consisting of intercompany Investments incurred in the ordinary course of business in connection with the cash management operations (including with respect to intercompany self-insurance arrangements) among the Borrower and the Restricted Subsidiaries (provided that any such intercompany Investment in connection with cash management arrangements by a Credit Party in a Subsidiary of the Borrower that is not a Credit Party is in the form of an intercompany loan or advance and the Borrower or such Restricted Subsidiary complies with Section 9.12 to the extent applicable)~~;~~ and (ii) by Credit Parties in any Restricted Subsidiary that is not a Credit Party~~, to the extent that the aggregate amount of all Investments made on or after the Closing Date pursuant to this subclause (ii), when valued at the fair market value (determined by the Borrower acting in good faith) of each such Investment at the time each such Investment was made, is not in excess of, when combined with, and without duplication of, the aggregate amount of Investments made pursuant to Section 10.5(i), an amount equal to the greater of (x) $25,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), provided, that to the extent the Consolidated Total Net Leverage Ratio is not greater than 5.50 to 1.00 (calculated on a Pro Forma Basis at the time of such Investment), such Investments pursuant to this clause (g)(ii) shall be unlimited; and (iii) by Credit Parties in any Restricted Subsidiary that is not a Credit Party (x) so long as such Investment is part of a series of simultaneous Investments by Restricted Subsidiaries in other Restricted Subsidiaries that result in the proceeds of the initial Investment being invested in one or more Credit Parties or (y) in connection with a Permitted Acquisition, subject, without duplication, to the limitation on Investments in non-Guarantors set forth in Section 10.5(h);~~;

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(h) Investments constituting Permitted Acquisitions; ~~provided that the aggregate amount of any such Investment, as valued at the fair market value (determined by the Borrower acting in good faith) of such Investment at the time each such Investment is made, made by the Borrower or any Subsidiary Guarantor in any Restricted Subsidiary that, after giving effect to such Investment, shall not be a Guarantor, shall not cause the aggregate amount of all such Investments made pursuant to this clause (h) (as so valued at the time each such investment is made) to exceed the sum of (i) the greater of (x) $25,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), plus (ii) amounts otherwise available for Investment in Restricted Subsidiaries that are not Guarantors pursuant to this Section 10.5 (subject to a dollar-for-dollar reduction in the amounts otherwise available under the relevant provisions of this Section 10.5 while such amounts are utilized instead under this clause (ii)); provided, however, that the foregoing proviso shall not apply (A) in the event that such Investment is made pursuant to a Permitted Acquisition financed with proceeds of an issuance of equity interests of the Borrower or any direct or indirect parent of the Borrower or (B) if at least 50% of the Consolidated EBITDA of the target of such Permitted Acquisition is derived from Persons that will become Guarantors;~~

(i) Investments constituting (~~i~~A) Minority Investments and Investments in Unrestricted Subsidiaries and Excluded Project Subsidiaries, (~~ii~~B) Investments in joint ventures (regardless of the form of legal entity) or similar Persons that do not constitute Restricted Subsidiaries and (~~iii~~C) Investments in Subsidiaries that are not Credit Parties, in each case valued at the fair market value (determined the Borrower acting in good faith) of such Investment at the time each such Investment is made, in an aggregate amount at any one time outstanding pursuant to this clause (i) that, at the time each such Investment is made, would not exceed, ~~when combined with, and without duplication of, the aggregate amount of Investments made pursuant to clause (ii) of Section 10.5(g)~~on and after the First Amendment Effective Date, an amount equal to the ~~greater~~greatest of (x) $25,000,000 ~~and~~, (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis), provided, that to the extent the Consolidated Total Net Leverage Ratio is not greater than 5.50 to 1.00 (calculated on a Pro Forma Basis at the time of such Investment), such Investments pursuant to this clause (i) shall be unlimited;

(j) Investments constituting non-cash proceeds of Dispositions of assets to the extent permitted by Section 10.4;

(k) Investments made to repurchase or retire Stock or Stock Equivalents of the Borrower or any direct or indirect parent thereof owned by any employee or any stock ownership plan or key employee stock ownership plan of the Borrower (or any direct or indirect parent thereof) in an aggregate amount, when combined with distributions made pursuant to Section 10.6(b), not to exceed the limitations set forth in such Section;

(l) Investments consisting of or resulting from Indebtedness, Liens, dividends or other payments, fundamental changes and Dispositions permitted by Section 10.1 (other than Sections 10.1(b), 10.1(d) and 10.1(e)(ii)), 10.2 (other than Liens permitted by Section 10.2(m)), 10.3 (other than Section 10.3(j)), 10.4 (other than Section 10.4(d)), 10.6 (other than Section 10.6(f)) or 10.8, as applicable or from the repayment or repurchase of any Indebtedness not otherwise prohibited hereunder;

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(m) loans and advances to any direct or indirect parent of the Borrower in lieu of, and not in excess of the amount of, dividends or other payments to the extent permitted to be made to such parent in accordance with Section 10.6; provided that the aggregate amount of such loans and advances shall reduce the ability of the Borrower and the Restricted Subsidiaries to make dividends under the applicable clauses of Section 10.6 by such amount;

(n) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(o) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

(p) advances of payroll payments to employees, consultants or independent contractors or other advances of salaries or compensation to employees, consultants or independent contractors, in each case in the ordinary course of business;

(q) Guarantee Obligations of the Borrower or any Restricted Subsidiary of leases (other than Capital Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(r) Investments held by a Person acquired (including by way of merger, amalgamation or consolidation) after the Closing Date otherwise in accordance with this Section 10.5 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(s) Investments in Hedging Agreements permitted by Section 10.1;

(t) Investments in or by a Receivables Entity or a Securitization Subsidiary arising out of, or in connection with, any Permitted Receivables Financing or Qualified Securitization Financing, as applicable; provided, however, that any such Investment in a Receivables Entity or a Securitization Subsidiary is in the form of a contribution of additional Receivables Facility Assets or Securitization Assets, as applicable, or as equity, or the lending of cash or cash equivalents to finance the purchase of assets from Borrower or Restricted Subsidiary or otherwise fund required reserves and other accounts permitted or required by the arrangements governing the Permitted Receivables Financing or Qualified Securitization Financing;

(u) Investments consisting of deposits of cash and Permitted Investments as collateral support permitted under Section 10.2;

(v) other Investments not to exceed an amount equal to (x) the Applicable Equity Amount at the time such Investments are made plus (y) the Applicable Amount at such time, provided that in respect of any Investments made in reliance of clause (ii) of the definition of “Applicable Amount”, no Event of Default under Section 11.1 or Section 11.5 shall have occurred and be continuing or would result therefrom;

(w) other Investments in an amount at any one time outstanding ~~equal to the greater~~not to exceed, on and after the First Amendment Effective Date, the greatest of (x) $25,000,000 ~~and~~, (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

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(x) Investments consisting of purchases and acquisitions of assets and services in the ordinary course of business (including in respect of construction or restoration activities);

(y) Investments in the ordinary course of business consisting of Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practice;

(z) Investments made as a part of, or in connection with or to otherwise fund the Transactions;

(aa) any issuance of letters of credit or surety bonds by, or for the account of, the Borrower and/or any of its Restricted Subsidiaries to support the obligations of any of the Excluded Subsidiaries;

(bb) Investments relating to pension trusts;

(cc) Investments by Credit Parties in any Restricted Subsidiary that is not a Credit Party so long as such Investment is part of a series of simultaneous or substantially contemporaneous Investments and other actions by the Borrower and the Restricted Subsidiaries in other Restricted Subsidiaries that result in the proceeds of the intercompany Investment being invested in one or more Credit Parties;

(dd) Investments relating to nuclear decommission trusts and nuclear insurance and self-insurance organizations or arrangements;

(ee) Investments in the form of, or pursuant to, operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, purchase, transportation or exchange of oil and natural gas or other fuel or commodities, unitization agreements, pooling agreements, area of mutual interest agreements, production sharing agreements, land leases, off-take agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case, made or entered into in the ordinary course of business;

(ff) Investments in wind or other renewable energy projects or in any nuclear power or energy joint venture or in assets comprising an energy generating facility or unit or in any Similar Business, in an aggregate amount not to exceed ~~the greater~~, on and after the First Amendment Effective Date, the greatest of (x) $25,000,000 ~~and~~, (y) 20% of Consolidated EBITDA (calculated on a Pro Forma Basis) and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) at any time outstanding;

(gg) to the extent constituting Investments, transactions pursuant to the Shared Services and Tax Agreements permitted under Section 10.6(n);

(hh) Investments in connection with Permitted Reorganizations;

(ii) Investments in deposit accounts, commodities and securities accounts opened in the ordinary course of business;

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(jj) Investments solely to the extent such Investments reflect an increase in the value of Investments otherwise permitted under this Agreement;

(kk) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;

(ll) Loans repurchased by the Borrower or a Restricted Subsidiary pursuant to and in accordance with Section 13.6(h);

(mm) Investments in the form of, or pursuant to, any shared services agreement, operations and maintenance services agreement, energy services agreement, shared facilities agreement, and or any other similar arrangement or agreement to support the operations of the Borrower or its Subsidiaries, in each case, entered into in the ordinary course of business (whether with an Affiliate or with any third party);

(nn) other Investments in an unlimited amount, provided that the Borrower shall be in compliance on a Pro Forma Basis with a Consolidated Total Net Leverage Ratio not greater than the greater of (i) 5.50 to 1.00~~;~~ and (ii) the Consolidated Total Net Leverage Ratio immediately prior to giving effect to such Investment;

(oo) Investments made using amounts not to exceed 100% of the amount of dividends permitted to be made pursuant to Section 10.6(o) at the time of any such payment; provided that the aggregate amount used under this clause (oo) (and not reclassified) shall reduce the corresponding basket under Section 10.6(o), if applicable, on a dollar for dollar basis~~.~~;

(pp) Investments in connection with, or related to, or contemplated by, any Shared Facilities Arrangement, including any Investment in any Shared Facilities Entity; and

(qq) Investments in the form of Performance Guarantees entered into in the ordinary course of business.

10.6. Limitation on Dividends. The Borrower will not declare or pay any dividends or return any capital to its stockholders or make any other distribution, payment or delivery of property or cash to its stockholders on account of such Stock and Stock Equivalents, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its Stock or Stock Equivalents or set aside any funds for any of the foregoing purposes, (other than dividends payable solely in its Stock or Stock Equivalents (other than Disqualified Stock)) (all of the foregoing, “dividends”), provided:

(a) the Borrower may (or may pay dividends to permit any direct or indirect parent thereof to) redeem in whole or in part any of its Stock or Stock Equivalents for another class of its (or such parent’s) Stock or Stock Equivalents or with proceeds from substantially concurrent equity contributions or issuances of new Stock or Stock Equivalents (other than any sale or issuance to any Subsidiary and any contribution or issuance applied pursuant to Section 10.5(f)(ii) or Section 10.6(b)(i)); provided that (i) such new Stock or Stock Equivalents contain terms and provisions (taken as a whole) at least as advantageous to the Lenders, taken as a whole, in all respects material to their interests as those contained in the Stock or Stock Equivalents redeemed thereby and (ii) the cash proceeds from any such contribution or issuance shall not increase the Applicable Equity Amount;

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(b) subject to the last paragraph of this Section 10.6, the Borrower may (or may pay dividends to permit any direct or indirect parent thereof to) redeem, acquire, retire or repurchase shares of its (or such parent’s) Stock or Stock Equivalents held by any present or former officer, manager, consultant, director or employee (or their respective Affiliates, spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees, estates or immediate family members) of the Borrower (or any direct or indirect parent thereof) and any Subsidiaries, so long as such repurchase is pursuant to, and in accordance with the terms of, any stock option or stock appreciation rights plan, any management, director and/or employee benefit, stock ownership or option plan, stock subscription plan or agreement, employment termination agreement or any employment agreements or stockholders’ or shareholders’ agreement; provided, however, that the aggregate amount of payments made under this Section 10.6(b), when combined with Investments made pursuant to Section 10.5(k), do not exceed, on and after the First Amendment Effective Date, in any calendar year ~~$10,000,000 (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $20,000,000 in any calendar year~~, the greatest of (x) $20,000,000, (y) 15% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.25% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis); provided, further, that such amount in any calendar year may be increased by an amount not to exceed:

(i) the cash proceeds from the sale of Stock (other than Disqualified Stock, any sale or issuance to any Subsidiary and any contribution or issuance applied pursuant to Section 10.5(f)(ii) or Section 10.6(a)) of the Borrower and, to the extent contributed to the Borrower, Stock of any of the Borrower’s direct or indirect parent companies, in each case to present or former officers, managers, consultants, directors or employees (or their respective Affiliates, spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees, estates or immediate family members) of the Borrower (or any of its direct or indirect parent companies) or any Subsidiary of the Borrower that occurs after the Closing Date; provided that such Stock or proceeds of such Stock will not increase the Applicable Equity Amount; plus

(ii) the cash proceeds of key man life insurance policies received the Borrower or any Restricted Subsidiary after the Closing Date; less

(iii) the amount of any dividends or distributions previously made with the cash proceeds described in clauses (i) and (ii) above;

and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from present or former officers, managers, consultants, directors or employees (or their respective Affiliates, spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees, estates or immediate family members) of the Borrower (or any of its direct or indirect parent companies), or any Subsidiary of the Borrower in connection with a repurchase of Stock or Stock Equivalents of the Borrower or any of its direct or indirect parent companies will not be deemed to constitute a dividend for purposes of this covenant or any other provision of this Agreement;

(c) subject to the last paragraph of this Section 10.6, so long as no Event of Default under Section 11.1 or Section 11.5 shall have occurred and be continuing or would result therefrom, the Borrower may pay dividends on its Stock or Stock Equivalents; provided that the amount of all such dividends paid from the Closing Date pursuant to this clause (c) shall not exceed an amount equal to (x) the Applicable Equity Amount at the time such dividends are paid plus (y) the Applicable Amount at such time;

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(d) the Borrower may make dividends, distributions or loans to any direct or indirect parent company (or, in the case of clause (d)(vii), any member) of the Borrower in amount required for any such direct or indirect parent to pay, in each case without duplication:

(i) foreign, federal, state and local income Taxes, to the extent such income Taxes are attributable to the income of the Borrower and its Subsidiaries; provided that for purposes of this Section 10.6(d)(i), such Taxes shall be deemed to equal the excess of (a) the amount that the Borrower and its Subsidiaries would be required to pay in respect of foreign, federal, state and local income Taxes if the Borrower were the parent of a standalone consolidated, combined, affiliated, unitary or similar income tax group including its Subsidiaries over (b) the amount of such income Taxes paid by the Borrower and/or any of its Subsidiaries to the applicable Governmental Authority on behalf of such parent or that otherwise reduce the income tax liability of such parent (but solely to the extent of such reduction); provided, further, that the permitted payment pursuant to this clause (i) with respect to any taxes of any Unrestricted Subsidiary or Excluded Project Subsidiary for any taxable period shall be limited to the amount actually paid with respect to such period by such Unrestricted Subsidiary or Excluded Project Subsidiary to the Borrower or its Restricted Subsidiaries for the purposes of paying such taxes;

(ii) (A) such parents’ and their respective Subsidiaries’ general operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties) to the extent such costs and expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries and (to the extent of cash actually paid by Unrestricted Subsidiaries or Excluded Project Subsidiaries to the Borrower or its Restricted Subsidiaries for such purposes) Unrestricted Subsidiaries and Excluded Project Subsidiaries, (B) any indemnification claims made by directors or officers of the Borrower (or any parent thereof) to the extent such claims are attributable to the ownership or operation of the Borrower or any Restricted Subsidiary and (to the extent of cash actually paid by Unrestricted Subsidiaries or Excluded Project Subsidiaries to the Borrower or its Restricted Subsidiaries for such purposes) Unrestricted Subsidiaries and Excluded Project Subsidiaries or (C) fees and expenses otherwise due and payable by the Borrower (or any parent thereof and such parent’s Subsidiaries) or any Restricted Subsidiary and not prohibited to be paid by the Borrower and its Restricted Subsidiaries hereunder;

(iii) franchise and excise Taxes and other fees, Taxes and expenses required to maintain the corporate existence of any direct or indirect parent of the Borrower;

(iv) to any direct or indirect parent of the Borrower to finance any Investment permitted to be made by the Borrower or any Restricted Subsidiary pursuant to Section 10.5; provided that (A) such dividend shall be made substantially concurrently with the closing of such Investment, (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets, Stock or Stock Equivalents) to be contributed to the Borrower or such Restricted Subsidiary or (2) the merger, amalgamation or consolidation (to the extent permitted in Section 10.5) of the Person formed or acquired into the Borrower or any Restricted Subsidiary, (C) the Borrower or such Restricted Subsidiary shall comply with Section 9.11 and Section 9.12 to the extent applicable, (D) the aggregate amount of such dividends shall reduce the ability of the Borrower and the Restricted Subsidiary to make Investments under the applicable clauses of Section 10.5 by such amount and (E) any property received in connection with such transaction shall not increase the Applicable Equity Amount;

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(v) customary costs, fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering or acquisition or disposition transaction payable by the Borrower or the Restricted Subsidiaries;

(vi) customary salary, bonus, severance and other benefits payable to officers, employees or consultants of any direct or indirect parent company (and such parent’s Subsidiaries) of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower, its Restricted Subsidiaries and (to the extent of cash actually paid by Unrestricted Subsidiaries or Excluded Project Subsidiaries to the Borrower or its Restricted Subsidiaries for such purposes) Unrestricted Subsidiaries and Excluded Project Subsidiaries;

(vii) with respect to any taxable period (or portion thereof) for which the Borrower is a passthrough entity (including a partnership or disregarded entity) for U.S. federal income tax purposes and is not wholly owned (directly or indirectly) by an entity that is taxable as a corporation for U.S. federal income tax purposes, dividends or distributions by the Borrower to any member of the Borrower, on or prior to each estimated tax payment date as well as each other applicable due date, on a pro rata basis in accordance with any direct or indirect member’s percentage interest, such that each direct or indirect member receives, in the aggregate for such period, payments or distributions sufficient to equal such member’s U.S. federal, state and local income taxes attributable to its direct or indirect ownership of the Borrower and its Subsidiaries with respect to such period (assuming that such member is subject to tax at the highest combined marginal U.S. federal, state and local income tax rates (including any tax imposed on “net investment income” by Section 1411 of the Code)) applicable to an individual or, if higher, a corporation resident in New York, New York, determined by (A) taking into account (1) any items of income, gain, loss or deduction allocated pursuant to Section 704(c) of the Code, (2) the alternative minimum tax, (3) losses allocated to such member solely for the taxable period with respect to which the dividend or distribution relates on account of such member’s direct or indirect ownership of the Borrower and its Subsidiaries (taking into account such losses only to the extent usable by such member, assuming that such member has no assets other than such member’s direct or indirect equity interest in the Borrower and its Subsidiaries and has no income or losses other than those with respect to the Borrower and its Subsidiaries), (4) the character of the applicable income (e.g., ordinary income or capital gains) and (5) any adjustment to such member’s taxable income attributable to its direct or indirect ownership of the Borrower and its Subsidiaries as a result of any tax examination, audit or adjustment with respect to any taxable period (or portion thereof), (B) assuming a full limitation on the deductibility of applicable state and local income taxes for U.S. federal income tax purposes and any other applicable limitations on deductions and losses and (C) not taking into account any deductions attributable to Section 199A of the Code or adjustments pursuant to Section 743 of the Code; provided that (a) if the aggregate amount of distributions made to a member with respect to a taxable year permitted by this Section 10.6(d)(vii) exceeds the amount of distributions that would be permitted for such taxable year as determined based on the results for such entire taxable year (applying the same principles as otherwise set forth in this Section 10.6(d)(vii)), then such excess shall be credited against (and reduce) the next amounts that otherwise would be permitted to be distributed pursuant to this Section 10.6(d)(vii) and (b) if the amount of distributions that would be permitted for a taxable year as determined based on the results for such entire taxable year (applying the same principles as otherwise set forth in this Section 10.6(d)(vii)) exceeds the aggregate amount of distributions made to a member with respect to such taxable year pursuant to this Section 10.6(d)(vii), then such excess shall be permitted to be distributed to the member pursuant to this Section 10.6(d)(vii);

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(viii) [reserved];

(ix) AHYDO Catch-Up Payments with respect to Indebtedness of any direct or indirect parent of the Borrower; provided that the proceeds of such Indebtedness have been contributed to the Borrower as a capital contribution; and

(x) expenses incurred by any direct or indirect parent of the Borrower in connection with any public offering or other sale of Stock or Stock Equivalents or Indebtedness (i) where the net proceeds of such offering or sale are intended to be received by or contributed to the Borrower or a Restricted Subsidiary, (ii) in a pro-rated amount of such expenses in proportion to the amount of such net proceeds intended to be so received or contributed or (iii) otherwise on an interim basis prior to completion of such offering so long as any direct or indirect parent of the Borrower shall cause the amount of such expenses to be repaid to the Borrower or the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed;

(e) [reserved];

(f) dividends consisting of or resulting from Liens, fundamental changes, Dispositions, Investments or other payments permitted by 10.2, 10.3 (other than Section 10.3(j)), 10.4 (other than Section 10.4(d)), 10.5 (other than Section 10.5(l)) or 10.8, as applicable;

(g) the Borrower may repurchase Stock or Stock Equivalents of the Borrower (or any direct or indirect parent thereof) deemed to occur upon exercise of stock options or warrants if such Stock or Stock Equivalents represents a portion of the exercise price of such options or warrants, and the Borrower may pay dividends to any direct or indirect parent thereof as and when necessary to enable such parent to effect such repurchases;

(h) the Borrower may (i) pay cash in lieu of fractional shares in connection with any dividend, distribution, split, reverse share split, merger, consolidation, amalgamation or other combination thereof or any Permitted Acquisition, and any dividend to the Borrower’s direct or indirect parent in order to effect the same and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) the Borrower may pay any dividend or distribution within 90 days after the date of declaration thereof or giving irrevocable notice thereof, if at the date of declaration or notice such payment would have complied with the provisions of this Agreement;

(j) subject to the last paragraph of this Section 10.6, so long as no Event of Default shall have occurred and is continuing or would result therefrom, the Borrower may declare and pay dividends and may redeem or repurchase on the Borrower’s (or any direct or indirect parent’s thereof) Stock and Stock Equivalents following the registration or first public offering of the Borrower’s Stock or Stock Equivalents or the Stock or Stock Equivalents of any of its direct or indirect parents, in each case, occurring after the Closing Date, so long as the aggregate amount of all such dividends, redemptions and repurchases in any calendar year does not exceed the greater of (x) 6.0% of the market capitalization of the Borrower (or its direct or indirect parent, as applicable, to the extent attributable to the Borrower and its Subsidiaries, as determined in good faith by the Borrower) calculated on a trailing twelve month average basis and (y) 6.0% of the net cash proceeds of such public offering;

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(k) the Borrower may pay dividends in an amount equal to withholding or similar Taxes payable or expected to be payable by any present or former employee, director, manager or consultant (or their respective Affiliates, estates or immediate family members) and any repurchases of Stock or Stock Equivalents in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(l) the purchase, redemption, acquisition, cancellation or other retirement for a nominal value per right of any rights granted to all the holders of Stock of the Borrower pursuant to any shareholders’ rights plan adopted for the purpose of protecting shareholders from unfair takeover tactics; provided, that any such purchase, redemption, acquisition, cancellation or other retirement of such rights is not for the purpose of evading the limitations of this covenant (all as determined in good faith by the Borrower);

(m) [reserved];

(n) the Borrower may pay dividends or make distributions (i) in connection with the Transactions and (ii) in an amount sufficient so as to allow any direct or indirect parent of the Borrower to make when due (but without regard to any permitted deferral on account of financing agreements) any payment pursuant to any Shared Services and Tax Agreements; provided that in the case of the payment of Taxes of the type described in Section 10.6(d)(i) under a Shared Services and Tax Agreement (and in lieu of making a dividend thereunder as contemplated by Section 10.6(d)(i)) and not (for the avoidance of doubt) for purposes of payments under the Tax Receivable Agreement and the Tax Matters Agreement, the amount of such payments shall not exceed the amount permitted to be paid as dividends or distributions under Section 10.6(d)(i);

(o) subject to the last paragraph of this Section 10.6, so long as no Event of Default shall have occurred and is continuing or would result therefrom, the Borrower may pay declare and pay dividends to, or make loans to, any direct or indirect parent company of the Borrower in amounts up to ~~the greater~~, on and after the First Amendment Effective Date, the greatest of (x) $25,000,000 ~~and~~, (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 1.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis);

(p) the Borrower may make distributions or payments of Receivables Fees and Securitization Fees;

(q) subject to the last paragraph of this Section 10.6, the Borrower may declare and pay dividends out of Retained Declined Proceeds remaining after any Prepayment Event and not included in the Applicable Amount;

(r) subject to the last paragraph of this Section 10.6, so long as no Event of Default shall have occurred and is continuing or would result therefrom, the Borrower may declare and pay dividends in an unlimited amount, provided that the Borrower shall be in compliance on a Pro Forma Basis with a Fixed Charge Coverage Ratio of not less than 1.75 to 1.00;

(s) the Borrower may make distributions of, or Investments in, Receivables Facility Assets for purposes of inclusion in any Permitted Receivables Financing and Securitization Assets for purposes of inclusion in any Qualified Securitization Financing, in each case made in the ordinary course of business or consistent with past practices;

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(t) the Borrower may make distributions in an amount sufficient so as to allow any direct or indirect parent of the Borrower to pay any AHYDO Catch-Up Payments relating to Indebtedness of any direct or indirect parent of the Borrower;

(u) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary, in each case, issued in accordance with Section 10.1(hh);

(v) any dividends made in connection with the Transactions (and the fees and expenses related thereto), and dividends in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other Investment permitted hereunder and to satisfy indemnity and other similar obligations in connection with any Permitted Acquisition or other Investment permitted hereunder; and

(w) the distribution, by dividend or otherwise, of shares of Stock or Stock Equivalents of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries or the proceeds thereof.

Notwithstanding anything to the contrary herein, it is understood and agreed that the capacity to make payments pursuant to any of Section 10.6(b), (c), (j), (o), (q) or (r) above shall be reduced dollar-for-dollar by all usage of any such Section for the issuance of Revolving Letters of Credit using the Available RP Capacity Amount, with such reduction on any date of determination being an amount equal to the outstanding amount of such Revolving Letters of Credit (for so long as such Revolving Letters of Credit are outstanding) on such date of determination.

10.7. [Reserved].

10.8. Limitations on Sale Leasebacks. The Borrower will not, and will not permit the Restricted Subsidiaries to, enter into or effect any Sale Leasebacks after the Closing Date, other than Permitted Sale Leasebacks.

10.9. [Reserved].

10.10. Limitation on Subsidiary Distributions. The Borrower will not, and will not permit any Restricted Subsidiary that is not a Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to (x) (i) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary that is a Guarantor on its Stock or Stock Equivalents or with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Borrower or any Restricted Subsidiary that is a Guarantor, (y) make loans or advances to the Borrower or any Restricted Subsidiary that is Guarantor or (z) sell, lease or transfer any of its properties or assets to the Borrower or any Restricted Subsidiary that is a Guarantor, except (in each case) for such encumbrances or restrictions (A) which the Borrower has reasonably determined in good faith will not materially impair the Borrower’s ability to make payments under this Agreement when due or (B) existing under or by reason of:

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(a) contractual encumbrances or restrictions in effect on the Closing Date, including pursuant to this Agreement and the related documentation and related Hedging Obligations;

(b) purchase money obligations and Capitalized Lease Obligations that impose restrictions of the nature discussed in clause (x), (y) or (z) above on the property so acquired, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to such arrangement, the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment (or assets affixed or appurtenant thereto and additions and accessions) provided by any lender, other equipment (or assets affixed or appurtenant thereto and additions and accessions) financed by such lender (it being understood that such restriction shall not be permitted to apply to any property to which such restriction would not have applied but for such acquisition);

(c) Applicable Laws or any applicable rule, regulation or order, or any request of any Governmental Authority having regulatory authority over the Borrower or any of its Subsidiaries;

(d) any agreement or other instrument of a Person acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or of an Unrestricted Subsidiary or an Excluded Project Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to such agreement or instrument, the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment (or assets affixed or appurtenant thereto and additions and accessions) provided by any lender, other equipment (or assets affixed or appurtenant thereto and additions and accessions) financed by such lender (it being understood that such encumbrance or restriction shall not be permitted to apply to any property to which such encumbrance or restriction would not have applied but for such acquisition);

(e) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Stock or Stock Equivalents or assets of such Subsidiary and restrictions on transfer of assets subject to Liens permitted hereunder;

(f) (x) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 10.1 and 10.2 that limit the right of the debtor to dispose of the assets securing such Indebtedness and (y) restrictions or encumbrances on transfers of assets subject to Liens permitted hereunder (but, with respect to any such Lien, only to the extent that such transfer restrictions apply solely to the assets that are the subject of such Lien);

(g) restrictions or encumbrances on cash or other deposits or net worth imposed by customers under, or made necessary or advisable by, contracts entered into in the ordinary course of business;

(h) restrictions or encumbrances imposed by other Indebtedness, Disqualified Stock or preferred Stock or Stock Equivalents of Restricted Subsidiaries permitted to be incurred subsequent to the Closing Date pursuant to the provisions of Section 10.1;

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(i) customary provisions in joint venture agreements or arrangements and other similar agreements or arrangements relating solely to such joint venture (including its assets and Subsidiaries) and the Stock or Stock Equivalents issued thereby;

(j) customary provisions contained in leases, sub-leases, licenses, sub-licenses or similar agreements, in each case, entered into in the ordinary course of business;

(k) restrictions created in connection with any Permitted Receivables Financing or any Qualified Securitization Financing that, in the good faith determination of the board of directors (or analogous governing body) of the Borrower, are necessary or advisable to effect such Permitted Receivables Financing or Qualified Securitization Financing, as the case may be;

(l) customary restrictions on leases, subleases, licenses, sublicenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to property interest, rights or the assets subject thereto;

(m) customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business;

(n) restrictions created in connection with the consummation of the Transaction, or restrictions arising from Shared Services and Tax Agreements;

(o) restrictions created in connection with Non-Recourse Debt;

(p) restrictions created in connection with Indebtedness incurred pursuant to Section 10.1(ll); or

(q) any encumbrances or restrictions of the type referred to in clauses (x), (y) and (z) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, extensions, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (p) above; provided that such amendments, modifications, restatements, renewals, increases, extensions, supplements, refundings, extensions, replacements, restructurings or refinancings (x) are, in the good faith judgment of the Borrower, not materially more restrictive with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, extension, restructuring, supplement, refunding, replacement or refinancing or (y) do not materially impair the Borrower’s ability to pay its obligations under the Credit Documents as and when due (as determined in good faith by the Borrower);

provided that (x) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock and (y) the subordination of (including the application of any standstill requirements to) loans or advances made to the Borrower or any Restricted Subsidiary that is a Guarantor to other Indebtedness incurred by the Borrower or any Restricted Subsidiary that is a Guarantor shall not be deemed to constitute such an encumbrance or restriction.

10.11. Amendment of Organizational Documents. The Borrower will not, nor will the Borrower permit any Credit Party to, amend or otherwise modify any of its Organizational Documents in a manner that is materially adverse to the Lenders, except as required by Applicable Laws.

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SECTION 11. Events of Default.

Upon the occurrence of any of the following specified events (each an “Event of Default”):

11.1. Payments. The Borrower shall (a) default in the payment when due of any principal of the Loans or any Unpaid Drawings, (b) default, and such default shall continue for more than five (5) Business Days, in the payment when due of any interest on the Loans or (c) default, and such default shall continue for more than ten (10) Business Days, in the payment when due of any Fees or any other amounts owing hereunder or under any other Credit Document; or

11.2. Representations, Etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be materially untrue on the date as of which made or deemed made, and, to the extent capable of being cured, such incorrect representation and warranty shall remain incorrect in any material respect for a period of thirty days after written notice thereof from the Administrative Agent to the Borrower; ~~or~~provided that, inaccuracy in any material respect of any representation or warranty made in connection with a Borrowing of Revolving Credit Loans or an issuance, amendment, extension or renewal of a Letter of Credit shall not constitute an Event of Default for purposes of any Term Loan, or result in the availability of any remedies for the Term Loan Lenders, unless and until the Required Revolving Credit Lenders have actually declared all Revolving Credit Loans and all related Obligations to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded on or before the date that the Required Revolving Credit Lenders declare an Event of Default related to such inaccuracy; or

11.3. Covenants. Any Credit Party shall:

(a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(d)(i) (provided that notice of such default at any time shall timely cure the failure to provide such notice), Section 9.5 (solely with respect to the Borrower) or Section 10; or

(b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1 or 11.2 or clause (a) of this Section 11.3) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 calendar days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders; or

11.4. Default Under Other Agreements. (a) The Borrower or any Restricted Subsidiary shall (i) default in any payment with respect to any Indebtedness (other than any Indebtedness described in Section 11.1, Hedging Obligations or Indebtedness under any Permitted Receivables Financing or under any Qualified Securitization Financing) in excess of the ~~greater~~greatest of (x) $100,000,000 ~~and~~, (y) 75% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 6% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate for the Borrower and such Restricted Subsidiaries beyond the period of grace or cure and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than any agreement or condition relating to, or provided in any instrument or agreement, under which such Hedging Obligations or such Permitted Receivables Financing or such Qualified

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Securitization Financing was created) beyond the period of grace or cure and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created, if the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (b) without limiting the provisions of clause (a) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment (other than any Hedging Obligations or Indebtedness under any Permitted Receivables Financing or under any Qualified Securitization Financing) or as a mandatory prepayment, prior to the stated maturity thereof; provided that clauses (a) and (b) above shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided, further, that this Section 11.4 shall not apply to (i) any Indebtedness if the sole remedy of the holder thereof following such event or condition is to elect to convert such Indebtedness into Stock or Stock Equivalents (other than Disqualified Stock) and cash in lieu of fractional shares or (ii) any such default that is remedied by or waived (including in the form of amendment) by the requisite holders of the applicable item of Indebtedness or contested in good faith by the Borrower or the applicable Restricted Subsidiary in either case, prior to acceleration of all the Loans pursuant to this Section 11; provided further that a breach of any financial covenant under any other Indebtedness shall not constitute an Event of Default unless the lenders under the document governing such Indebtedness have accelerated the Indebtedness thereunder or terminated such commitments thereunder as a result of such breach; or

11.5. Bankruptcy. Except as otherwise permitted under Section 10.3, (i) the Borrower or any Material Subsidiary shall commence a voluntary case, proceeding or action concerning itself under (a) Title 11 of the United States Code entitled “Bankruptcy,” or (b) in the case of any Foreign Subsidiary that is a Material Subsidiary, any domestic or foreign law relating to bankruptcy, judicial management, insolvency, reorganization, administration or relief of debtors in effect in its jurisdiction of incorporation, in each case as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”); (ii) an involuntary case, proceeding or action is commenced against the Borrower or any Material Subsidiary and the petition is not controverted within 60 days after commencement of the case, proceeding or action; (iii) an involuntary case, proceeding or action is commenced against the Borrower or any Material Subsidiary and the petition is not dismissed or stayed within 60 consecutive days after commencement of the case, proceeding or action; (iv) a custodian (as defined in the Bankruptcy Code), judicial manager, receiver, receiver manager, trustee, administrator or similar person is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any Material Subsidiary; (v) the Borrower or any Material Subsidiary commences any other voluntary proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any Material Subsidiary; (vi) there is commenced against the Borrower or any Material Subsidiary any such proceeding or action that remains undismissed or unstayed for a period of 60 consecutive days; (vii) the Borrower or any Material Subsidiary is adjudicated insolvent or bankrupt; (viii) any order of relief or other order approving any such case or proceeding or action is entered; (ix) the Borrower or any Material Subsidiary suffers any appointment of any custodian, receiver, receiver manager, trustee, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 consecutive days; (x) the Borrower or any Material Subsidiary makes a general assignment for the benefit of creditors; or (xi) any corporate action is taken by the Borrower or any Material Subsidiary for the purpose of authorizing any of the foregoing; or

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11.6. ERISA. (a) The occurrence of any ERISA Event, (b) any Benefit Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Benefit Plan is or shall have been terminated or is the subject of termination proceedings under ERISA (including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Benefit Plan or to appoint a trustee to administer any Benefit Plan (including the giving of written notice thereof); any Benefit Plan shall have an accumulated funding deficiency (whether or not waived); the Borrower or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Benefit Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code (including the giving of written notice thereof); (c) there could result from any event or events set forth in clause (b) of this Section 11.6 the imposition of a Lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a Lien, security interest or liability; and (d) such ERISA Event, Lien, security interest or liability will or would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; or

11.7. Guarantee. Any Guarantee provided by the Borrower or any Material Subsidiary or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof) or any such Guarantor thereunder or any other Credit Party shall deny or disaffirm in writing any such Guarantor’s obligations under the Guarantee; or

11.8. Pledge Agreement. Any Pledge Agreement pursuant to which the Stock or Stock Equivalents of the Borrower or any Material Subsidiary of the Borrower is pledged or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof or due to any defect arising as a result of acts or omissions of the Collateral Agent or any Lender which do not result from a material breach by a Credit Party of its obligations under the Credit Documents) or any pledgor thereunder or any other Credit Party shall deny or disaffirm in writing such pledgor’s obligations under any Pledge Agreement; or

11.9. Security Agreement. The Security Agreement or any other material Security Document pursuant to which the assets of any Credit Party are pledged as Collateral or any material provision thereof shall cease to be in full force or effect in respect of Collateral with a fair market value in excess of the ~~greater~~greatest of (x) $100,000,000 ~~and~~, (y) 75% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 6% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate (other than pursuant to the terms hereof or thereof or any defect arising as a result of acts or omissions of the Collateral Agent or any Lender which do not result from a material breach by a Credit Party of its obligations under the Credit Documents) or any grantor thereunder or any other Credit Party shall deny or disaffirm in writing such grantor’s obligations under the Security Agreement or any other such Security Document; or

11.10. Judgments. One or more final judgments or decrees shall be entered against the Borrower or any Restricted Subsidiary involving a liability requiring the payment of more than the ~~greater~~greatest of (x) $100,000,000 ~~and~~, (y) 75% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and (z) 6% of Consolidated Total Assets as of the last day of the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate for all such final judgments and decrees for the Borrower and the Restricted Subsidiaries (to the extent not paid or covered by indemnity or insurance provided by a carrier that has not denied coverage) and any such final judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 consecutive days after the entry thereof; or

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11.11. Change of Control. A Change of Control Triggering Event shall occur:

(a) then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, subject to the terms of the any applicable intercreditor agreement, the Administrative Agent shall, at the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 11.5 shall occur with respect to the Borrower, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i), (ii), (iii), (iv), (v) and (vi) below shall occur automatically without the giving of any such notice): (i) declare the Total Revolving Credit Commitment terminated, whereupon the Revolving Credit Commitment, if any, of each Lender shall forthwith terminate immediately and any Fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest and Fees in respect of any or all Loans and any or all Obligations owing hereunder and under any other Credit Document to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; (iv) direct the Collateral Agent to enforce any and all Liens and security interests created pursuant to the Security Documents; (v) enforce any and all of the Administrative Agent’s rights under the Guarantee; and/or (vi) direct the Borrower to Cash Collateralize (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 11.5 with respect to the Borrower, it will Cash Collateralize) all Revolving Letters of Credit issued and then-outstanding.

(b) Notwithstanding anything to the contrary contained herein, any Event of Default under this Agreement or similarly defined term under any other Credit Document, other than any Event of Default which cannot be waived without the written consent of each Lender directly and adversely affected thereby, shall be deemed not to be “continuing” if the events, act or condition that gave rise to such Event of Default have been remedied or cured (including by payment, notice, taking of any action or omitting to take any action) or have ceased to exist and the Borrower is in compliance with this Agreement and/or such other Credit Document.

11.12. Application of Proceeds.

(a) Subject to ~~clauses~~clause (b~~) and (c~~) below, any amount received by the Administrative Agent or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.5 shall be applied in accordance with any applicable intercreditor agreement.

(b) In the event that either (x) any applicable intercreditor agreement directs the application with respect to any Collateral be made with reference to this Agreement or the other Credit Documents or (y) no intercreditor agreement is then in effect, any amount received by the Administrative Agent or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.5 shall be applied:

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(i) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Administrative Agent, Collateral Agent and their agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent and Collateral Agent in connection therewith and all amounts for which the Administrative Agent and Collateral Agent is entitled to indemnification pursuant to the provisions of any Credit Document, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;

(ii) Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization including all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;

(iii) Third, without duplication of amounts applied pursuant to clauses (i) and (ii) above, to the indefeasible payment in full in cash, pro rata, of interest and other amounts constituting Obligations (other than principal, reimbursement obligations in respect of Revolving Letters of Credit and obligations to cash collateralize Revolving Letters of Credit) and any fees, premiums and scheduled periodic payments due under Secured Hedging Agreements and Secured Cash Management Agreements to the extent constituting Obligations and any interest accrued thereon (excluding any breakage, termination or other payments thereunder), in each case equally and ratably in accordance with the respective amounts thereof then due and owing;

(iv) Fourth, to the payment in full in cash, pro rata, of principal amount of the Obligations (including reimbursement obligations in respect of Revolving Letters of Credit and obligations to cash collateralize Revolving Letters of Credit) and any premium thereon and any breakage, termination or other payments under Secured Hedging Agreement or Secured Cash Management Agreements to the extent constituting Obligations and any interest accrued thereon; and

(v) Fifth, the balance, if any, to the person lawfully entitled thereto (including the applicable Credit Party or its successors or assigns) or as a court of competent jurisdiction may direct.

11.13. Limitations on Enforcement. Notwithstanding anything to the contrary contained herein or in any other Credit Document none of the Administrative Agent, Collateral Agent, “Required Lenders”, “Required Revolving Credit Lenders” may take any of the actions described in this Section 11 with respect to any Default or Event of Default resulting from any action, inaction, omission or the occurrence of any event, in each case, that is reported publicly or otherwise disclosed to the Lenders more than two years following such date of disclosure or public report, from and after which time any such Default or Event of Default shall be deemed not to “exist” or be “continuing”; provided, that, it is understood and agreed that a press release, a filing with the SEC or a posting to the Platform for the Credit Facilities shall constitute such a public report or disclosure; provided, further, that, no such two year limitation shall apply if (x) prior to the expiration of such two year period, the Administrative Agent or the Collateral Agent has commenced any remedial action with respect to such Default or Event of Default or has provided the Borrower with a reservation of rights letter with respect to such Default or Event of Default, (y) no notice of the applicable Default or Event of Default has been provided pursuant to Section 9.1(d) or (z) an Authorized Officer of any Loan Party had actual knowledge of the occurrence of any such Default or Event of Default and failed to provide notice thereof pursuant to this Agreement.

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SECTION 12. The Agents.

12.1. Appointment.

(a) Each Secured Party (other than the Administrative Agent) hereby irrevocably designates and appoints the Administrative Agent as the agent of such Secured Party under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Section 12 (other than this Section 12.1 and Sections 12.9, 12.12 and 12.13 with respect to the Borrower) are solely for the benefit of the Agents, the Joint Lead Arrangers and the other Secured Parties, and the Borrower shall not have any rights as a third party beneficiary of such provision. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Credit Document, any fiduciary relationship with any other Secured Party or any agency or trust obligations with respect to any Credit Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against such Agent.

(b) The Secured Parties hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Secured Parties hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. In addition, the Secured Parties hereby irrevocably designate and appoint the Collateral Agent as an additional agent with respect to the Collateral, and each Secured Party hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall have no duties or responsibilities except those expressly set forth herein or in any other Credit Document, any fiduciary relationship with any of the other Secured Parties or any agency or trust obligations with respect to any Credit Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.

(c) Each of the Joint Lead Arrangers and Bookrunners, each in its capacity as such, shall not have any obligations, duties or responsibilities under this Agreement but shall be entitled to all benefits of this Section 12.

12.2. Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents, sub-agents or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

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12.3. Exculpatory Provisions.

(a) No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by the Borrower, any Guarantor, any other Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or for any failure of the Borrower, any Guarantor or any other Credit Party to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

(b) Each Lender confirms to the Administrative Agent, the Collateral Agent, each other Lender and each of their respective Related Parties that it (i) possesses (individually or through its Related Parties) such knowledge and experience in financial and business matters that it is capable, without reliance on the Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, of evaluating the merits and risks (including tax, legal, regulatory, credit, accounting and other financial matters) of (x) entering into this Agreement, (y) making Loans and other extensions of credit hereunder and under the other Credit Documents and (z) in taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risks and (iii) has determined that entering into this Agreement and making Loans and other extensions of credit hereunder and under the other Credit Documents is suitable and appropriate for it.

(c) Each Lender acknowledges that (i) it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Credit Documents, (ii) that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, made its own appraisal and investigation of all risks associated with, and its own credit analysis and decision to enter into, this Agreement based on such documents and information, as it has deemed appropriate and (iii) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, this Agreement and the other Credit Documents based on such documents and information as it shall from time to time deem appropriate, which may include, in each case:

(i) the financial condition, status and capitalization of the Borrower and each other Credit Party;

(ii) the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Credit Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document;

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(iii) determining compliance or non-compliance with any condition hereunder to the making of a Loan or the issuance of a Letter of Credit and the form and substance of all evidence delivered in connection with establishing the satisfaction of each such condition; and

(iv) the adequacy, accuracy and/or completeness of any information delivered by the Administrative Agent, the Collateral Agent, any other Lender or by any of their respective Related Parties under or in connection with this Agreement or any other Credit Document, the transactions contemplated hereby and thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document.

(a) The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Security Document, or for the creation, perfection, priority, sufficiency or protection of any liens securing the Obligations.

(b) For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Credit Document) and such responsibility shall be solely that of the Credit Parties; it being understood that the parties hereto hereby agree that the Borrower shall have the authority to take all actions that it, in good faith, reasonably believes are necessary to maintain the perfection and priority of the security interests as required by the Credit Documents.

(c) In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

12.4. Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex, electronic mail, or teletype message, statement, order or other document or instruction believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent and shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders

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and all future holders of the Loans; provided that none of the Administrative Agent or the Collateral Agent shall be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or Applicable Law. For purposes of determining compliance with the conditions specified in Sections 6 and 7 on the Closing Date, each Lender that has signed or authorized the signing of this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

12.5. Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless an officer of the Administrative Agent or the Collateral Agent having direct responsibility for the administration of this Agreement, as applicable, has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent or the Collateral Agent receives such a notice, it shall give notice thereof to the Lenders and either the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent and the Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent or the Collateral Agent, as applicable, shall have received such directions, the Administrative Agent or the Collateral Agent, as applicable, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as is within its authority to take under this Agreement and otherwise as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable.

12.6. Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any review of the affairs of the Borrower, any other Guarantor or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Collateral Agent to any Lender or the Revolving Letter of Credit Issuer. Each Lender and the Revolving Letter of Credit Issuer represents to Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower, each other Guarantor and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower, each other Guarantor and each other Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, none of the Administrative Agent or the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of the Borrower, any other Guarantor or any other Credit Party that may come into the possession of the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

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12.7. Indemnification. The Lenders agree to indemnify each Agent, each in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Total Credit Exposure in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective portions of the Total Credit Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent, including all fees, disbursements and other charges of counsel to the extent required to be reimbursed by the Credit Parties pursuant to Section 13.5, in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (SUBJECT TO THE PROVISO BELOW, WHETHER OR NOT CAUSED BY OR ARISING IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE ORDINARY NEGLIGENCE OF THE INDEMNIFIED PERSON); provided that no Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur, be imposed upon, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (including at any time following the payment of the Loans), this Section 12.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse such Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct (as determined by a final judgment of court of competent jurisdiction). The agreements in this Section 12.7 shall survive the payment of the Loans and all other amounts payable hereunder and the resignation or removal of any Agent.

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12.8. Agents in their Individual Capacities. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, any Guarantor, and any other Credit Party as though such Agent were not an Agent hereunder and under the other Credit Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

12.9. Successor Agents. (a) Each of the Administrative Agent and Collateral Agent may resign at any time by notifying the other Agent, the Lenders, the Revolving Letter of Credit Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may (i) on behalf of the Lenders and the Revolving Letter of Credit Issuers, appoint a successor Agent meeting the qualifications set forth above (including receipt of the Borrower’s consent) or (ii) petition a court of competent jurisdiction for the appointment of a successor; provided that if such Agent shall notify the Borrower and the Lenders that no qualifying Person (including as a result of the absence of consent of the Borrower) has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (x) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Credit Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (y) all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Lender and the Revolving Letter of Credit Issuer directly, until such time as the Required Lenders with (except after the occurrence and during the continuation of an Event of Default under Section 11.1 or 11.5) the consent of the Borrower (not to be unreasonably withheld) appoint successor Agents as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 12 (including Section 12.7) and Section 13.5 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.

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(b) Without limitation to Section 3.6(a) or 13.9, any resignation by Citibank, N.A. as Administrative Agent pursuant to this Section 12.9 shall, at the option of Citibank, N.A., also constitute its resignation as a Revolving Letter of Credit Issuer. No later than thirty (30) days after the acceptance of a successor’s appointment as Administrative Agent hereunder (if applicable), (a) the Borrower, the retiring Letter of Credit Issuer and such successor Administrative Agent shall use their commercially reasonable efforts to ensure that one or more Revolving Letter of Credit Issuers shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Revolving Letter of Credit Issuer, (b) the retiring Revolving Letter of Credit Issuer shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents, and (c) each successor Revolving Letter of Credit Issuer shall issue letters of credit in substitution for the Revolving Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Revolving Letter of Credit Issuer to effectively assume the obligations of the retiring Revolving Letter of Credit Issuer with respect to such Revolving Letters of Credit.

12.10. Withholding Tax. To the extent required by any Applicable Law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate documentation was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent or of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower (solely to the extent required by this Agreement) and without limiting the obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement and/or any other Credit Document against any amount due to the Administrative Agent under this Section 12.10. For purposes of this Section 12.10, the term “Lender” includes any Revolving Letter of Credit Issuer. The agreements in this Section 12.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

12.11. Trust Indenture Act. In the event that Citibank, N.A. or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”) in respect of any securities issued or guaranteed by any Credit Party, each Credit Party and each Lender agrees that any payment or property received in satisfaction of or in respect of any Obligation of such Credit Party hereunder or under any other Credit Document by or on behalf of Citibank, N.A., in its capacity as the Administrative Agent or the Collateral Agent for the benefit of any Lender or Secured Party under any Credit Document (other than Citibank, N.A.) and which is applied in accordance with the Credit Documents shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.

12.12. Intercreditor Agreements. Each of the Collateral Agent and the Administrative Agent is hereby authorized to enter into any intercreditor agreement contemplated hereby, and the parties hereto acknowledge that any such intercreditor agreement to which the Collateral Agent and/or the Administrative Agent is a party are each binding upon them. Each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the any such intercreditor agreement and (b) hereby authorizes and instructs the Collateral Agent and the Administrative Agent to enter into any First Lien Intercreditor Agreement and any Junior Lien Intercreditor Agreement and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. In addition, each Lender hereby authorizes the Collateral Agent and the Administrative Agent to enter into any intercreditor arrangements, in the case of to the extent required to give effect to the establishment of intercreditor rights and privileges as contemplated and required by Section 10.2 of this Agreement.

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12.13. Security Documents and Guarantee; Agents under Security Documents and Guarantee. (a) Each Secured Party hereby further authorizes the Administrative Agent or the Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Guarantee, the Collateral and the Security Documents, as applicable. Subject to Section 13.1, without further written consent or authorization from any Secured Party, the Administrative Agent or the Collateral Agent, as applicable, may execute any documents or instruments necessary to (a) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent (or any sub-agent thereof) under any Credit Document (i) upon the payment in full (or Cash Collateralization) of all Obligations (except for contingent obligations in respect of which a claim has not yet been made), Hedging Obligations under Secured Hedging Agreements, Cash Management Obligations under Secured Cash Management Agreements and the termination of Commitments and Cash Collateralization of Revolving Letters of Credit, (ii) if the property subject to such Lien is sold or to be sold or transferred as part of or in connection with any sale or other transfer permitted hereunder and the other Credit Documents to a Person that is not a Credit Party or in connection with the designation of any Restricted Subsidiary as an Unrestricted Subsidiary or an Excluded Project Subsidiary in compliance with this Agreement, (iii) if the property subject to such Lien is owned by a Credit Party, upon the release of such Credit Party from its Guarantee otherwise in accordance with the Credit Documents, (iv) as and to the extent provided in the Security Documents, (v) if the property subject to such Lien constitutes Excluded Property or Excluded Stock and Stock Equivalents, or (vi) if approved, authorized or ratified in writing in accordance with Section 13.1; (b) release any Guarantor that is a Subsidiary from its obligations under the Guarantee if such Person ceases to be a Restricted Subsidiary (or otherwise becomes an Excluded Subsidiary) as a result of a transaction or designation permitted hereunder; provided that the release of any Guarantor from its obligations under this Agreement if such Guarantor becomes an Excluded Subsidiary of the type described in clause (b) of the definition thereof shall only be permitted if at the time such Guarantor becomes an Excluded Subsidiary of such type after giving pro forma effect to such release and the consummation of the transaction that causes such Person to be an Excluded Subsidiary of such type, the Borrower is deemed to have made a new Investment in such Person for purposes of Section 10.5 (as if such Person were then newly acquired) and such Investment is permitted pursuant to Section 10.5 (other than Section 10.5(d)) at such time; (c) subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Credit Document to the holder of any Lien permitted under clauses (d), (f) (to the extent representing a refinancing Lien in respect of Section 10.2(g)), (g), (s), (u), (ff) and (gg) of Section 10.2 and clause (o) of the definition of “Permitted Liens”; or (d) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Administrative Agent or the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement.

(b) Right to Realize on Collateral and Enforce Guarantee. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Agents and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights and remedies hereunder and under the Guaranty may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Secured Party may be the purchaser or licensor of any or all of such Collateral at any such sale or other

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disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition. No holder of Hedging Obligations under Secured Hedging Agreements or Cash Management Obligations under Secured Cash Management Agreements shall have any rights in connection with the management or release of any Collateral or of the obligations of any Credit Party under this Agreement. No holder of Hedging Obligations under Secured Hedging Agreements or Cash Management Obligations under Secured Cash Management Agreements that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any other Credit Document shall have any right to notice of any action or to consent to or vote on, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender, Revolving Letter of Credit Issuer or Agent and, in such case, only to the extent expressly provided in the Credit Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedging Agreements and Secured Cash Management Agreements, unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

12.14. Erroneous Payments.

(a) If the Administrative Agent (x) notifies a Lender, Revolving Letter of Credit Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, Revolving Letter of Credit Issuer or Secured Party (any such Lender, Revolving Letter of Credit Issuer, Secured Party or other recipient other than a Credit Party (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Revolving Letter of Credit Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 12.14 and held in trust for the benefit of the Administrative Agent, and such Lender, Revolving Letter of Credit Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

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(b) Without limiting immediately preceding clause (a), each Lender, Revolving Letter of Credit Issuer, Secured Party or any Person who has received funds on behalf of a Lender, Revolving Letter of Credit Issuer or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Revolving Letter of Credit Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)

it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)

such Lender, Revolving Letter of Credit Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.14(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 12.14(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 12.14(a) or on whether or not an Erroneous Payment has been made.

(c) Each Lender, Revolving Letter of Credit Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Revolving Letter of Credit Issuer or Secured Party under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Revolving Letter of Credit Issuer or Secured Party under any Credit Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was

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made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such promissory notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to Section 13.6 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Revolving Letter of Credit Issuer or Secured Party, to the rights and interests of such Lender, Revolving Letter of Credit Issuer or Secured Party, as the case may be) under the Credit Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Obligations under the Credit Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been

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assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party; provided that this Section 12.14(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 12.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Revolving Letter of Credit Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

12.15. Certain ERISA Matters.

(a) Each Lender represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a party hereto to the date such Person ceases being a party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plan Investors with respect to such Person’s entrance into, participation in, administration of and performance of the Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Person’s entrance into, participation in, administration of and performance of the Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement,

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(iii) (A) such Person is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Person to enter into, participate in, administer and perform the Initial Term Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Person, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Person’s entrance into, participation in, administration of and performance of the Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Initial Term Loans, the Incremental Loan Commitments, the Incremental Loans, the Refinancing Commitments, the Refinancing Loans or this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Documents or any documents related hereto or thereto).

SECTION 13. Miscellaneous.

13.1. Amendments, Waivers and Releases. Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 13.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent and/or the Collateral Agent may, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent and/or Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that each such waiver and each such amendment, supplement or modification shall be effective only in the specific instance and for the specific purpose for which given; and provided, further, that no such waiver and no such amendment, supplement or modification shall:

(i) forgive or reduce any portion of any Loan or extend the final scheduled maturity date of any Loan or reduce the stated rate, or forgive any portion, or extend the date for the payment, of any interest or Fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates), or extend the final expiration date of any Lender’s Commitment or extend the final expiration date of any Revolving Letter of Credit

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beyond the applicable Revolving L/C Maturity Date, or increase the aggregate amount of the Commitments of any Lender, in each case without the written consent of each Lender directly and adversely affected thereby; provided that, in each case for purposes of this clause (i), a waiver of any condition precedent in Section 6 or Section 7 of this Agreement, the waiver of any Default, Event of Default, default interest, mandatory prepayment or reductions, any modification, waiver or amendment to the financial definitions or financial ratios or any component thereof or the waiver of any other covenant shall not constitute an increase of any Commitment of a Lender, a reduction or forgiveness of any portion of any Loan or in the interest rates or the fees or premiums or a postponement of any date scheduled for the payment of principal or interest or an extension of the final maturity of any Loan, or the scheduled termination date of any Commitment; or

(ii) amend, modify or waive any provision of this Section 13.1 or reduce the percentages specified in the definition of the term “Required Lenders” or “Required Revolving Credit Lenders”, consent to the assignment or transfer by the Borrower of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 10.3) or alter the order of application set forth in Section 5.2(c) during the continuance of an Event of Default or Section 11.12 without the written consent of each Lender directly and adversely affected thereby, or

(iii) amend, modify or waive any provision of Section 12 without the written consent of the then-current Administrative Agent and Collateral Agent or any other former or current Agent to whom Section 12 then applies in a manner that directly and adversely affects such Person, or

(iv) amend, modify or waive any provision of ~~Section  3~~Section 3 with respect to any Revolving Letter of Credit in a manner that directly and adversely affects a Revolving Letter of Credit Issuer without the written consent of such Revolving Letter of Credit Issuer, or

(v) release all or substantially all of the value of the Guarantors under the Guarantee (except as expressly permitted by the Guarantee or this Agreement) or release all or substantially all of the Collateral under the Security Documents (except as expressly permitted by the Security Documents or this Agreement), in either case without the prior written consent of each Lender.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon the Borrower, the applicable Credit Parties, such Lenders, the Administrative Agent and all future holders of the affected Loans.

In the case of any waiver, the Borrower, the applicable Credit Parties, the Lenders, the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligations to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, modification, supplement, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders, except as expressly provided for by this Agreement).

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Notwithstanding the foregoing, in addition to any credit extensions and related Incremental Amendment(s), Corrective Extension Amendment(s), Extension Amendment(s), Refinancing Amendment(s), Section 2.15(a) Additional Amendment(s) or other amendments effectuated without the consent of Lenders in accordance with Sections 2.14 and 2.15 this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Loans and Commitments and the accrued interest and Fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new Loans and Commitments.

In addition, notwithstanding the foregoing, the Administrative Agent, the Collateral Agent, the relevant Revolving Letter of Credit Issuer(s) and the relevant Credit Parties may amend, supplement or modify any provision of ~~Section 3~~Section 3 (or any defined term as used in such ~~Section 3~~Section 3, or any underlying definition thereto as used in ~~Section 3~~Section 3, or any underlying definition thereto as used in ~~Section  3~~Section 3) to make technical, ministerial or operational changes (or any other amendments, supplements or modifications which impact such consenting Revolving Letter of Credit Issuer) without the consent of any Lender so long as such amendments do not adversely affect the Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of a given Class (“Refinanced Term Loans”) with a replacement term loan tranche (“Replacement Term Loans”) hereunder; provided that (a) except as otherwise permitted hereby, the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus (i) an amount equal to all accrued but unpaid interest, fees, premium, and expenses incurred in connection therewith (including original issue discount, upfront fees and similar items) and (ii) unused commitment amounts and (b) the covenants, defaults, guaranties, security and mandatory repayment provisions applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other provisions applicable only to periods after the Term Loan Maturity Date with respect to Initial Term Loans.

In addition, notwithstanding the foregoing, this Agreement and the other Credit Documents may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Facility (as defined below) to permit all outstanding Revolving Credit Loans of a given Class (“Replaced Revolving Credit Loans”) with a replacement revolving credit loan facility, a synthetic or funded letter of credit facility or another facility designed to provide the Borrower with access to letters of credit (“Replacement Facility”) hereunder; provided that, (a) except as otherwise permitted hereby, the aggregate amount of such Replacement Facility shall not exceed the aggregate principal amount of such Replaced Revolving Credit Loans plus (i) an amount equal to all accrued but unpaid interest, fees, premium, and expenses incurred in connection therewith (including original issue discount, upfront fees and similar items) and (ii) unused commitment amounts

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and (b) the covenants, defaults, guaranties, security and mandatory repayment provisions applicable to such Replacement Facility shall be substantially identical to, or less favorable to the Lenders providing such Replacement Facility than those applicable to such Replaced Revolving Credit Loans, except to the extent necessary to provide for covenants and other provisions applicable only to periods after the Revolving Credit Termination Date.

The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, upon the termination of this Agreement and the payment of all Obligations hereunder (except for Hedging Obligations in respect of any Secured Hedging Agreement, Cash Management Obligations in respect of Secured Cash Management Agreements and contingent obligations in respect of which a claim has not yet been made and Cash Collateralized Revolving Letters of Credit), (ii) upon the sale or other disposition of such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 13.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee (in accordance with the following sentence), (vi) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents and/or (vii) if such assets constitute Excluded Property. Any such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that the Subsidiary Guarantors shall be automatically released from the Guarantee upon consummation of any transaction resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or upon becoming an Excluded Subsidiary; provided that the release of any Guarantor from its obligations under this Agreement if such Guarantor becomes an Excluded Subsidiary of the type described in clause (b) of the definition thereof shall only be permitted if at the time such Guarantor becomes an Excluded Subsidiary of such type after giving pro forma effect to such release and the consummation of the transaction that causes such Person to be an Excluded Subsidiary of such type, the Borrower is deemed to have made a new Investment in such Person for purposes of Section 10.5 (as if such Person were then newly acquired) and such Investment is permitted pursuant to Section 10.5 (other than Section 10.5(d)) at such time. The Lenders hereby authorize the Administrative Agent, the Collateral Agent and the Administrative Agent and the Collateral Agent agree to, execute and deliver any instruments, documents, and agreements necessary or desirable or reasonably requested by the Borrower to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender.

Notwithstanding anything herein to the contrary, the Credit Documents may be amended to (i) add syndication or documentation agents and make customary changes and references related thereto and (ii) if applicable, add or modify “parallel debt” language in any jurisdiction in favor of the Collateral Agent or add Collateral Agents, in each case under clauses (i) and (ii), with the consent of only the Borrower and the Administrative Agent, and in the case of clause (ii), the Collateral Agent.

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Notwithstanding anything in this Agreement (including, without limitation, this Section 13.1) or any other Credit Document to the contrary, (i) this Agreement and the other Credit Documents may be amended to effect an incremental facility, refinancing facility, extension facility or Permitted Debt Exchange pursuant to Sections 2.14, Section 2.15 and/or Section 2.17 (and the Administrative Agent and the Borrower may effect such amendments to this Agreement and the other Credit Documents without the consent of any other party as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the terms of any such incremental facility, refinancing facility or extension facility); (ii) no Lender consent is required to effect any amendment or supplement to any intercreditor agreement permitted under this Agreement that is for the purpose of adding the holders of any Indebtedness as expressly contemplated by such intercreditor agreement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent in consultation with the Borrower, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lenders taken as a whole); provided, further, that no such agreement shall amend, modify or otherwise directly and adversely affect the rights or duties of the Administrative Agent hereunder or under any other Credit Document without the prior written consent of the Administrative Agent; (iii) any provision of this Agreement or any other Credit Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Credit Document) may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent (or, if applicable, the Collateral Agent, at the direction of the Administrative Agent) ~~to~~ (x) to cure any ambiguity, omission, mistake, defect or inconsistency (as reasonably determined by the Administrative Agent and the Borrower) ~~and~~, (y) to effect administrative changes of a technical or immaterial nature (as reasonably determined by the Administrative Agent and the Borrower) and (z) in a manner that, in the reasonable opinion of the Borrower and Administrative Agent, is more favorable to all Lenders, with such amendment becoming effective without any further action or consent of any other party to any Credit Document if the same is not objected to in writing by the Required Lenders within ten (10) Business Days following receipt of notice (which notice shall contain the proposed amendment) thereof; (iv) guarantees, collateral documents and related documents executed by the Credit Parties in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with any other Credit Document, entered into, amended, supplemented or waived, without the consent of any other Person, by the applicable Credit Party or Credit Parties and the Administrative Agent or the Collateral Agent in its or their respective sole discretion if applicable, (A) to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties (including the continuation of the Liens securing the Obligations), (B) as required by local law or advice of counsel to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable requirements of law or (C) to cure ambiguities, omissions, mistakes or defects (as reasonably determined by the Administrative Agent and the Borrower) or to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Credit Documents; (v) the Credit Parties and the Collateral Agent, without the consent of any other Secured Party, shall be permitted to enter into amendments and/or supplements to any Security Documents in order to include customary provisions permitting the Collateral Agent to appoint sub-collateral agents or representatives to act with respect to Collateral matters thereunder in its stead; and (vi) this Agreement and the other Credit Documents may be amended by the Administrative Agent as set forth in Section 2.10(f) (including to implement any Benchmark Replacement Conforming Changes) without the consent of any other Person.

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Notwithstanding anything in this Agreement or any Security Document to the contrary, the Administrative Agent may, in its sole discretion, grant extensions of time (and direct the Collateral Agent to grant such extensions) for the satisfaction of any of the requirements under Sections 9.11, 9.12 and 9.14 or any Security Documents in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of the Borrower and the Restricted Subsidiaries by the time or times at which it would otherwise be required to be satisfied under this Agreement or any Security Document.

13.2. Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile or other electronic transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(a) if to the Borrower, the Administrative Agent, the Collateral Agent or a Revolving Letter of Credit Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(b) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the Collateral Agent and the Revolving Letter of Credit Issuer.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9, 4.2 and 5.1 shall not be effective until received.

13.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

13.4. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

13.5. Payment of Expenses; Indemnification. The Borrower agrees, within thirty (30) days after written demand therefor (including documentation reasonably supporting such request), or, in the case of expenses of the type described in clause (a) below incurred prior to the Closing Date, on the Closing Date, (a) to pay or reimburse the Agents and the Joint Lead Arrangers and their permitted

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successors and assigns for all their reasonable and documented out-of-pocket costs and expenses incurred (i) in connection with the syndication, preparation, execution, delivery, negotiation and administration of this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees, disbursements and other charges of White & Case LLP, and (ii) upon the occurrence and during the continuation of an Event of Default, in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including the reasonable and documented out-of-pocket fees, disbursements and other charges of Advisors (limited, in the case of Advisors, as set forth in the definition thereof), (b) to pay, indemnify, and hold harmless each Lender, the Revolving Letter of Credit Issuers and each Agent from, any and all recording and filing fees and (c) to pay, indemnify, and hold harmless each Lender, the Revolving Letter of Credit Issuers and each Agent and their respective Affiliates, directors, officers, partners, employees and agents (other than, in each case, Excluded Affiliates) from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented out-of-pocket fees, disbursements and other charges of Advisors related to the Transactions or, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law (other than by such indemnified person or any of its Related Parties (other than trustees and advisors)) or to any actual or alleged presence, release or threatened release into the environment of Hazardous Materials attributable to the operations of the Borrower, any of the Borrower’s Subsidiaries or any of the Real Estate (all the foregoing in this clause (c), collectively, the “indemnified liabilities”) (SUBJECT TO THE PROVISO BELOW, WHETHER OR NOT CAUSED BY OR ARISING IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE ORDINARY NEGLIGENCE OF THE INDEMNIFIED PERSON); provided that neither the Borrower nor any other Credit Party shall have any obligation hereunder to any Agent, any Revolving Letter of Credit Issuer or any Lender or any of their respective Related Parties with respect to indemnified liabilities to the extent they result from (A) the gross negligence, bad faith or willful misconduct of such indemnified Person or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction, (B) a material breach of the obligations of such indemnified Person or any of its Related Parties under the Credit Documents as determined by a final non-appealable judgment of a court of competent jurisdiction, (C) disputes not involving an act or omission of the Borrower or any other Credit Party and that is brought by an indemnified Person against any other indemnified Person, other than any claims against any indemnified Person in its capacity or in fulfilling its role as an Agent or any similar role under the Credit Facilities, (D) such indemnified Person’s capacity as a financial advisor of the Borrower or its Subsidiaries in connection with the Transactions, (E) such indemnified Person’s capacity as a co-investor in any potential acquisition of the Borrower or its Subsidiaries or (F) any settlement effected without the Borrower’s prior written consent, but if settled with the Borrower’s prior written consent (not to be unreasonably withheld, delayed, conditioned or denied) or if there is a final non-appealable judgment against an indemnified Person in any such proceeding, the Borrower will indemnify and hold harmless such indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with this Section 13.5. All amounts payable under this Section 13.5 shall be paid within 30 days of receipt by the Borrower of an invoice relating thereto setting forth such expense in reasonable detail. The agreements in this Section 13.5 shall survive repayment of the Loans and all other amounts payable hereunder.

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No Credit Party nor any indemnified Person or their respective Affiliates or the respective directors, officers, employees, advisors and agents of the foregoing shall have any liability for any special, punitive, indirect or consequential damages resulting from this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (except, in the case of the Borrower’s obligation hereunder to indemnify and hold harmless the indemnified Person, to the extent any indemnified Person is found liable for special, punitive, indirect or consequential damages to a third party). No Credit Party nor any indemnified Person or their respective Affiliates or the respective directors, officers, employees, advisors and agents of the foregoing shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of any Credit Party or indemnified Person, as applicable, or any of their respective Related Parties (as determined by a final non-appealable judgment of a court of competent jurisdiction). This Section 13.5 shall not apply to Taxes.

Each indemnified Person, by its acceptance of the benefits of this Section 13.5, agrees to refund and return any and all amounts paid by the Borrower (or on its behalf) to it if, pursuant to limitations on indemnification set forth in this Section 13.5, such indemnified Person was not entitled to receipt of such amounts.

13.6. Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of a Revolving Letter of Credit Issuer that issues any Revolving Letter of Credit), except that (i) except as expressly permitted by Section 10.3, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of a Revolving Letter of Credit Issuer that issues any Revolving Letter of Credit), Participants (to the extent provided in clause (c) of this Section 13.6), to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Revolving Letter of Credit Issuers and the Lenders and each other Person entitled to indemnification under Section 12.7) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in clause (b)(ii) and (h) below, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments (including any Existing Revolving Credit Commitments or Extended Revolving Credit Commitments) and the Loans (including participations in Revolving L/C Obligations) at the time owing to it) with the prior written consent (such consent not be unreasonably withheld or delayed; it being understood that, without limitation, the Borrower shall have the right to withhold or delay its consent to any assignment if in order for such assignment to comply with Applicable Law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority) of:

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(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment (1) to a Lender (other than in respect of an assignment of a Revolving Credit Commitment and Revolving Credit Loans), an Affiliate of a Lender (other than in respect of an assignment of a Revolving Credit Commitment and Revolving Credit Loans (except to an Affiliate of such Revolving Credit Lender having a combined capital and surplus of not less than the greater of (x) $100,000,000 and (y) an amount equal to twice the amount of Revolving Credit Commitments to be held by such assignee after giving effect to such assignment, in which case no such Borrower consent shall be required)) or an Approved Fund (other than in respect of an assignment of a Revolving Credit Commitment and Revolving Credit Loans), (2) if a Specified Default has occurred and is continuing with respect to the Borrower, to any other assignee or (3) in connection with the primary syndication of the Initial Term Loans by any Joint Lead Arranger (or Affiliate thereof) to the extent such assignment is to a Person (or an Affiliate or Approved Fund thereof) approved by the Borrower on or prior to the Closing Date; provided, further, that, if the Borrower shall have received a written request for consent with respect to an assignment of Term Loans and has not responded for a period of fifteen (15) Business Days, such consent shall be deemed to have been provided; and

(B) the Administrative Agent, and in the case of Revolving Credit Commitments or Revolving Credit Loans, each Revolving Letter of Credit Issuer; provided that no consent of the Administrative Agent shall be required for any assignment of (a) any Term Loan to a Lender, an Affiliate of a Lender, an Approved Fund, the Borrower, a Restricted Subsidiary thereof or an Affiliated Parent Company otherwise in accordance with clause (h) below or (b) a Revolving Credit Commitment and Revolving Credit Loans to a Revolving Credit Lender or an Affiliate of a Revolving Credit Lender.

Notwithstanding the foregoing, no such assignment shall be made to (x) a natural person or (y) a Disqualified Institution, and any attempted assignment to a Disqualified Institution after the applicable Person became a Disqualified Institution shall be null and void. For the avoidance of doubt, (i) the Administrative Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Persons who are Disqualified Institutions (or any provisions relating thereto) at any time and (ii) the Administrative Agent may share a list of Persons who are Disqualified Institutions with any Lender upon request.

(ii) Assignments shall be subject to the following additional conditions:

(A) except (i) in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, (ii) an assignment to a Federal Reserve Bank or (iii) in connection with the initial syndication of the Commitments or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent), shall not be less than, (x) in the case of Revolving Credit Loans and Revolving Credit Commitments, $5,000,000 and (y) in the case of Term Loans, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if a Specified Default has occurred and is continuing with respect to the Borrower; provided, further, that contemporaneous assignments to a single assignee made by Affiliates of Lenders and related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

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(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”).

(iii) Subject to acceptance and recording thereof pursuant to clause (b)(iv) of this Section 13.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 3.5, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 13.6 (other than attempted assignments or transfers to Disqualified Institutions, which shall be null and void as provided above).

(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and any payment made by any Revolving Letter of Credit Issuer under any Revolving Letter of Credit owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, each Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Collateral Agent, the Revolving Letter of Credit Issuers and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent, the Revolving Letter of Credit Issuers (solely with respect to the Revolving Credit Lenders) and any Lender (solely with respect to itself), at any reasonable time and from time to time upon reasonable prior notice.

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(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 13.6 (unless waived) and any written consent to such assignment required by clause (b) of this Section 13.6, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Revolving Letter of Credit Issuer, sell participations to one or more banks or other entities that are not Disqualified Institutions (each, a “Participant”) (and any such attempted sales to Disqualified Institutions after such Person became a Disqualified Institution shall be null and void) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments (including any Existing Revolving Credit Commitments or Extended Revolving Credit Commitments) and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent, the Revolving Letter of Credit Issuers and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Administrative Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Disqualified Institutions with respect to the sales of participations at any time. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any consent, amendment, modification, supplement or waiver described in clauses (i) or (vii) of the second proviso of the first paragraph of Section 13.1 that directly and adversely affects such Participant. Subject to clause (c)(ii) of this Section 13.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11 and 5.4 to the same extent as if it were a Lender (it being understood that the documentation required under Sections 5.4(d), (e), (i) and (j) shall be delivered to the participating Lender) and provided that such Participant agrees to be subject to the requirements of those Sections, including the requirements of Sections 5.4(d), (e), (i), and (j), as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.8(b) as though it were a Lender; provided such Participant agrees to be subject to Section 13.8(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11, or 5.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld or delayed).

(iii) Each Lender that sells a participation to a Participant or grants an interest in a Loan to an SPV in accordance with Section 13.6(g) shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and SPV and the principal amounts and stated interest of each Participant’s and SPV’s interest in the Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding

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any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or SPV or any information relating to a Participant’s or an SPV’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version). This Section shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version).

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 13.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In order to facilitate such pledge or assignment or for any other reason, the Borrower hereby agrees that, promptly following the reasonable request of any Lender at any time and from time to time after the Borrower has made its initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower’s own expense, a promissory note, substantially in the form of Exhibit F-1 or F-2, evidencing the Revolving Credit Loans and Term Loans, respectively, owing to such Lender.

(e) Subject to Section 13.16, the Borrower authorizes each Lender to disclose (other than to any Disqualified Institutions) to any Participant, secured creditor of such Lender or assignee (each, a “Transferee”), any prospective Transferee and any prospective direct or indirect contractual counterparties to any swap or derivative transactions to be entered into in connection with or relating to Loans made hereunder any and all financial information in such Lender’s possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates in connection with such Lender’s credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

(f) The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g) SPV Lender. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects

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not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.6, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. This Section 13.6(g) may not be amended without the written consent of the SPV. Notwithstanding anything to the contrary in this Agreement, (x) no SPV shall be entitled to any greater rights under Sections 2.10, 2.11, and 5.4 than its Granting Lender would have been entitled to absent the use of such SPV and (y) each SPV agrees to be subject to the requirements of Sections 2.10, 2.11, and 5.4 as though it were a Lender and has acquired its interest by assignment pursuant to clause (b) of this Section 13.6.

(h) (x) Any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Parent Company, the Borrower or any Subsidiary thereof and (y) any Affiliated Parent Company, the Borrower and any Subsidiary may, from time to time, purchase or prepay Term Loans on a non pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be mutually agreed between the Borrower and the Auction Agent or (2) open market purchases; provided that:

(i) any Loans or Commitments acquired by the Borrower or any Restricted Subsidiary shall be retired and cancelled promptly upon acquisition thereof;

(ii) no assignment of Term Loans to the Borrower or any Restricted Subsidiary (x) may be purchased with the proceeds of any Revolving Credit Loans or (y) may occur while an Event of Default has occurred and is continuing hereunder;

(iii) in connection with each assignment pursuant to this Section 13.6(h), none of any Affiliated Parent Company, the Borrower or any Subsidiary purchasing any Lender’s Term Loans shall be required to make a representation that it is not in possession of MNPI with respect to the Borrower and its Subsidiaries or their respective securities, and all parties to such transaction may render customary “big boy” letters to each other (or to the Auction Agent, if applicable);

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(iv) ~~(A)~~ the aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of such Term Loans acquired by, or contributed to, any Affiliated Parent Company, the Borrower or such Subsidiary ~~and (B) any scheduled principal repayment installments with respect to the Term Loans of such Class occurring pursuant to Sections 2.5(b) and (c), as applicable, prior to the final maturity date for Term Loans of such Class, shall be reduced pro rata by the par value of the aggregate principal amount of Term Loans so purchased or contributed (and subsequently cancelled and retired), with such reduction being applied solely to the remaining Term Loans of the Lenders which sold or contributed such Term Loans;~~;

(v) no Affiliated Lender shall have any right to (x) attend or participate in (including, in each case, by telephone) any meeting (including “Lender only” meetings) or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present or invited thereto, (y) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders or any other material which is “Lender only”, except to the extent such information or materials have been made available to the Borrower or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Section 2) or receive any advice of counsel to the Administrative Agent or (z) make any challenge to the Administrative Agent’s or any other Lender’s attorney-client privilege on the basis of its status as a Lender;

(vi) except with respect to any amendment, modification, waiver, consent or other action (a) that pursuant to Section 13.1 requires the consent of all Lenders, all Lenders directly and adversely affected or specifically such Lender, (b) that alters the applicable Affiliated Lender’s pro rata share of any payments given to all Lenders, or (c) affects the applicable Affiliated Lender (in its capacity as a Lender) in a manner that is disproportionate to the effect on any Lender in the same Class, the Loans held by the applicable Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Lender vote (and, in the case of a plan of reorganization that does not affect the applicable Affiliated Lender in a manner that is adverse to such Affiliated Lender relative to other Lenders, such Affiliated Lender shall be deemed to have voted its interest in the Term Loans in the same proportion as the other Lenders in the same Class) (and shall be deemed to have been voted in the same percentage as all other applicable Lenders voted if necessary to give legal effect to this paragraph) (but, in any event, in connection with any amendment, modification, waiver, consent or other action, shall be entitled to any consent fee, calculated as if all of the applicable Affiliated Lender’s Term Loans had voted in favor of any matter for which a consent fee or similar payment is offered); and

(vii) no such acquisition by an Affiliated Lender shall be permitted if, after giving effect to such acquisition, the aggregate principal amount of Term Loans of any Class held by Affiliated Lenders would exceed 30% of the aggregate principal amount of all Term Loans of such Class outstanding at the time of such purchase; provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of the applicable Loans held by Affiliated Lenders exceeding such 30% threshold at the time of such purchase, the purchase of such excess amount will be void ab initio.

Each Lender that sells its Term Loans pursuant to this Section 13.6 acknowledges and agrees that (i) the Borrower and its Subsidiaries may come into possession of additional information regarding the Loans or the Credit Parties at any time after a repurchase has been consummated pursuant to an auction or open market purchase hereunder that was not known to such Lender at the time such repurchase was consummated and may be information that would have been material to such Lender’s decision to enter

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into an assignment of such Term Loans hereunder (“Excluded Information”), (ii) such Lender will independently make its own analysis and determination to enter into an assignment of its Loans and to consummate the transactions contemplated by an auction notwithstanding such Lender’s lack of knowledge of Excluded Information and (iii) none of the direct or indirect equityholders of the Borrower or any of its respective Affiliates, or any other Person, shall have any liability to such Lender with respect to the nondisclosure of the Excluded Information.

13.7. Replacements of Lenders under Certain Circumstances.

(a) The Borrower shall be permitted to (x) to replace any Lender with a replacement bank or other financial institution or (y) terminate the Commitment of such Lender or Revolving Letter of Credit Issuer, as the case may be, and (1) in the case of a Lender (other than a Revolving Letter of Credit Issuer), repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of a Revolving Letter of Credit Issuer only, repay all Obligations of the Borrower owing to such Revolving Letter of Credit Issuer relating to the Loans and participations held by the Revolving Letter of Credit Issuer as of such termination date and cancel or Cash Collateralize any Revolving Letters of Credit issued by it, in each case, that (a) requests reimbursement for amounts owing pursuant to Section 2.10, 3.5 or 5.4, (b) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken, (c) becomes a Defaulting Lender or (d) refuses to make an Extension Election pursuant to Section 2.15; provided that, solely in the case of the foregoing clause (x), (i) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts (other than any disputed amounts), pursuant to Section 2.10, 2.11, 3.5 or 5.4, (as the case may be) owing to such replaced Lender prior to the date of replacement, (ii) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent (solely to the extent such consent would be required under Section 13.6), (iii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein unless otherwise agreed) and (iv) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, modification, supplement, waiver, discharge or termination that pursuant to the terms of Section 13.1 requires the consent of either (i) all of the Lenders of the applicable Class or Classes directly and adversely affected or (ii) all of the Lenders of the applicable Class or Classes, then, in either case, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to (x) replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and its Commitments hereunder (in respect of any applicable Class only, at the election of the Borrower) to one or more assignees reasonably acceptable to the Administrative Agent ~~(to~~and/or, solely with respect to Revolving Credit Loans and Revolving Credit Commitments, each Revolving Letter of Credit Issuer, (in each case, to the extent such consent would be required under Section 13.6) or (y) terminate the Commitment of such Lender or Revolving Letter of Credit Issuer, as the case may be, and (1) in the case of a Lender (other than the Revolving Letter of Credit Issuer), repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of the Revolving Letter of Credit Issuer only, repay all Obligations of the Borrower owing to such Revolving Letter of Credit Issuer relating to the Loans and participations held by the Revolving Letter of Credit Issuer as of such termination date and cancel or Cash Collateralize any Revolving Letters of Credit issued by it; provided that: (a) all Obligations of the Borrower owing to such Non-Consenting Lender

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being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 13.6; provided, however, that if such Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance reflecting such assignment, then (i) the failure of such Non-Consenting Lender to execute an Assignment and Acceptance shall not render such assignment invalid and such assignment shall be deemed effective upon satisfaction of the other applicable conditions of Section 13.6 and this Section 13.7(b) and (ii) the Administrative Agent shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance on behalf of such Non-Consenting Lender and may record such assignment in the Register. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, to take any action and to execute any Assignment and Acceptance or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 13.7(b).

(c) If any assignment or participation under Section 13.6 is made to any Disqualified Institution without the Borrower’s prior written consent, such assignment or participation shall be void. Nothing in this Section 13.7(c) shall be deemed to prejudice any right or remedy that the Borrower may otherwise have at law or at equity.

13.8. Adjustments; Set-off.

(a) Except as contemplated in Section 13.6 or elsewhere herein or in any other Credit Document, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.5, or otherwise), in a greater proportion than any such payment to or Collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by Applicable Law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by Applicable Law but with the prior written consent of the Administrative Agent, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) (other than payroll, trust, tax, fiduciary, employee health and benefits, pension, 401(k) and petty cash accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

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13.9. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement, any Credit Document and each Communication, including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the Credit Parties and each of the Secured Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Credit Party and/or any Secured Party without further verification and (ii) upon the request of the Administrative Agent or any Secured Party, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

13.10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.11. INTEGRATION. THIS WRITTEN AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE BORROWER, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE REVOLVING LETTER OF CREDIT ISSUERS AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND (1) THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL

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AGENT, THE REVOLVING LETTER OF CREDIT ISSUERS OR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS, (2) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND (3) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13.12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.13. Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, in each case, in the City of New York, Borough of Manhattan, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 13.2 at such other address of which the Administrative Agent shall have been notified pursuant to Section 13.2;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(e) subject to the last paragraph of Section 13.5, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.13 any special, exemplary, punitive or consequential damages; and

(f) agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

13.14. Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

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(b) (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower, on the one hand, and the Administrative Agent, the Revolving Letter of Credit Issuer, the Lenders and the other Agents on the other hand, and the Borrower and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent and the other Agents, is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for any of the Borrower, any other Credit Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or any other Agent has advised or is currently advising the Borrower, the other Credit Parties or their respective Affiliates on other matters) and neither the Administrative Agent or other Agent has any obligation to the Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (iv) the Administrative Agent, each other Agent and each Affiliate of the foregoing may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) neither the Administrative Agent nor any other Agent has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower agrees not to claim that the Administrative Agent or any other Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower or any other Affiliates, in connection with the transactions contemplated hereby or the process leading hereto.

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, on the one hand, and any Lender, on the other hand.

13.15. WAIVERS OF JURY TRIAL. THE BORROWER, EACH AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

13.16. Confidentiality. The Administrative Agent, each Revolving Letter of Credit Issuer, each other Agent and each Lender shall hold all non-public information furnished by or on behalf of the Borrower or any Subsidiary of the Borrower in connection with such Lender’s evaluation of whether to become a Lender hereunder or obtained by such Lender, the Administrative Agent, Revolving Letter of Credit Issuer or such other Agent pursuant to the requirements of this Agreement or in connection with any amendment, supplement, modification or waiver or proposed amendment, supplement, modification or waiver hereto (including any Extension Amendment) or the other Credit Documents (“Confidential Information”), confidential; provided that the Administrative Agent, each Revolving Letter of Credit Issuer, each other Agent and each Lender may make disclosure (a) as required by the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by Applicable Law, regulation or compulsory legal process (in

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which case such Lender, the Administrative Agent, Revolving Letter of Credit Issuer or such other Agent shall use commercially reasonable efforts to inform the Borrower promptly thereof to the extent lawfully permitted to do so (except with respect to any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority)), (b) to such Lender’s or the Administrative Agent’s or such Revolving Letter of Credit Issuer’s or such other Agent’s attorneys, professional advisors, independent auditors, trustees or Affiliates involved in the Transactions (other than Excluded Affiliates) on a “need to know” basis and who are made aware of and agree to comply with the provisions of this Section 13.16, in each case on a confidential basis (with such Lender, the Administrative Agent, Revolving Letter of Credit Issuer or such other Agent responsible for such persons’ compliance with this Section 13.16), (c) to any bona fide investor or prospective bona investor in a Securitization that agrees its access to information regarding the Credit Parties, the Loans and the Credit Documents is solely for purposes of evaluating an investment in a Securitization and who agrees to treat such information as confidential in accordance with this Section 13.16, (d) on a confidential basis to any bona fide prospective Lender, prospective participant or swap counterparty (in each case, other than a Disqualified Institution or a Person who the Borrower has affirmatively denied assignment thereto in accordance with Section 13.6), (e) to the extent requested by any bank regulatory authority having jurisdiction over a Lender or its Affiliates (including in any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority), (f) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for a Securitization and who agrees to treat such information as confidential, (g) to a nationally recognized ratings agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued with respect to a Securitization, (h) to any other party hereto (other than a Disqualified Institution), (i) solely to the extent necessary to allow the enforcement of remedies pursuant to the Credit Documents, (j) to credit insurers in the ordinary course of business solely to the extent reasonably necessary for the provision of services from such credit insurers, (k) to market data collectors and/or the CUSIP bureau; provided that any information disclosed pursuant to this clause (k) shall be limited only to the terms and provisions of this Agreement and the identity of the parties thereto and solely to the extent reasonably necessary for such purposes and only in the ordinary course of business; for the avoidance of doubt in no event may operational information relating to the Borrower be disclosed pursuant to this clause (k) or (l) as consented by the Borrower in writing. Each Lender, the Administrative Agent, each other Revolving Letter of Credit Issuer and each other Agent agrees that it will not provide to prospective Transferees or to any pledgee referred to in Section 13.6 or to prospective direct or indirect contractual counterparties to any swap or derivative transactions or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder any of the Confidential Information unless such Person is advised of and agrees to be bound by the provisions of this Section 13.16 or confidentiality provisions at least as restrictive as those set forth in this Section 13.16.

13.17. Direct Website Communications.

(a) The Borrower may, at their option, provide to the Administrative Agent any information, documents and other materials that they are obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement, or (D) is

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required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at the electronic mail address specified for the Administrative Agent in Schedule 13.2 (or such other electronic mail address provided by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent or the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Nothing in this Section 13.17 shall prejudice the right of the Borrower, the Administrative Agent, any other Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

(b) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(c) The Borrower further agrees that the Agents may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”), so long as the access to such Platform is limited (i) to the Agents, the Revolving Letter of Credit Issuers, the Lenders or any bona fide potential Transferee and (ii) remains subject the confidentiality requirements set forth in Section 13.16.

(d) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. In no event shall any Agent or their Related Parties (collectively, the “Agent Parties” and each an “Agent Party”) have any liability to the Borrower, any Lender, any Revolving Letter of Credit Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or any Agent’s transmission of Communications through the internet, except to the extent the liability of any Agent Party resulted from such Agent Party’s (or any of its Related Parties’ (other than trustees or advisors)) gross negligence, bad faith or willful misconduct or material breach of the Credit Documents (as determined in a final non-appealable judgment of a court of competent jurisdiction).

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(e) The Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to the Borrower, the Subsidiaries of the Borrower or their securities) and, if documents or notices required to be delivered pursuant to the Credit Documents or otherwise are being distributed through the Platform, any document or notice that the Borrower has indicated contains only publicly available information with respect to the Borrower and the Subsidiaries of the Borrower and their securities may be posted on that portion of the Platform designated for such public-side Lenders. If the Borrower has not indicated whether a document or notice delivered contains only publicly available information, the Administrative Agent shall post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to the Borrower, the Subsidiaries of the Borrower and their securities. Notwithstanding the foregoing, the Borrower shall use commercially reasonable efforts to indicate whether any document or notice contains only publicly available information.

13.18. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, the “Patriot Act”), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.

13.19. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

13.20. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts that are treated as interest on such Loan or other Obligation under Applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or other Person holding such Loan or other Obligation in accordance with Applicable Law, the rate of interest payable in respect of such Loan or other Obligation hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan or other Obligation but were not paid as a result of the operation of this Section 13.20 shall be cumulated and the interest and charges payable to such Lender or other Person in respect of other Loans or Obligations or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender or other Person. Any amount collected by such Lender or other Person that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or other Obligation or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan or other Obligation exceed the maximum amount collectible at the Maximum Rate.

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13.21. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 13.21, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Each Qualified ECP Guarantor intends that this Section 13.21 constitute, and this Section 13.21 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

13.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

13.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Secured Hedging Agreement or any other agreement or instrument that is a QFC (as defined below) (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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(a) In the event a Covered Entity (as defined below) that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate (as defined below) of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 13.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

~~[Signature Pages Follow]~~

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